UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2015

Date of reporting period: April 30, 2015

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

APRIL 30, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Dow Jones U.S. ETF | IYY | NYSE Arca
➢	iShares U.S. Energy ETF | IYE | NYSE Arca
➢	iShares U.S. Healthcare ETF | IYH | NYSE Arca
➢	iShares U.S. Technology ETF | IYW | NYSE Arca
➢	iShares U.S. Telecommunications ETF | IYZ | NYSE Arca
➢	iShares U.S. Utilities ETF | IDU | NYSE Arca
➢	iShares Transportation Average ETF | IYT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The broad U.S. equity indices posted returns of approximately 13% for the 12-month period ended April 30, 2015 (the “reporting period”). Despite increasing volatility, stocks advanced steadily throughout the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable backdrop for U.S. equity market performance.

During the first half of the reporting period, stocks benefited from improving economic conditions. The U.S. economy grew at a 4.6% annual rate in the second quarter of 2014 and a 5.0% annual rate in the third quarter (the fastest quarterly growth rate in 11 years), led by strong employment growth and rising consumer spending. The increase in economic activity motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015.

In contrast to the U.S., weaker economic growth in other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic growth. The resulting divergence in economic growth and central bank policy between the U.S. and the rest of the world led to a strengthening U.S. dollar. For the reporting period, the U.S. dollar appreciated by 24% against the euro, 17% against the Japanese yen, and 10% against the British pound.

Market volatility increased in the latter half of the reporting period. Investors worried about uncertain outcomes in a series of geopolitical conflicts, most notably in Ukraine and across the Middle East. Energy prices fell sharply in late 2014 and early 2015 amid growing supply — primarily from increased production in the U.S. — and declining global demand. Economic growth in the U.S. slowed as the stronger U.S. dollar made domestic goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. The U.S. economy grew at an annualized rate of 2.2% in the fourth quarter of 2014, and contracted at an annualized rate of 0.70% in the first quarter of 2015.

For the reporting period, large- and mid-capitalization stocks generated the best returns, while small-capitalization stocks lagged. Meanwhile, growth stocks outperformed value stocks across all market capitalizations.

From a sector perspective, healthcare stocks posted the best returns for the reporting period. The healthcare sector has traditionally been a relatively defensive segment of the market, which made it an attractive safe haven during the volatility over the last half of the reporting period. However, healthcare stocks also benefited from strong growth thanks to an aging population, a boom in new biopharmaceutical medications, and increased medical visits resulting from the Affordable Care Act. Other top-performing sectors included information technology and consumer discretionary, both of which were beneficiaries of the ongoing economic recovery.

On the downside, the energy sector was the worst performer, posting a negative return for the reporting period. Plunging energy prices, including a decline of approximately 40% in the price of oil, put downward pressure on earnings for energy companies. Declining energy and commodity prices also weighed on the utilities and materials sectors, which were among the weaker-performing sectors during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® DOW JONES U.S. ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.68%	12.71%	12.89%	12.68%	12.71%	12.89%
5 Years	14.17%	14.18%	14.40%	94.00%	94.08%	95.93%
10 Years	8.59%	8.59%	8.80%	127.98%	128.03%	132.38%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,046.60	$1.01	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® DOW JONES U.S. ETF

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S.TM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 12.68%, net of fees, while the total return for the Index was 12.89%.

U.S. equities, as represented by the Index, posted solid performance for the reporting period. Improving economic conditions supported equity markets, although economic growth slowed and market volatility increased in the second half of the reporting period. Within the Index, growth-oriented stocks outperformed value-oriented stocks, as investors showed interest in stocks with growth potential.

Within the Index, nine of the ten economic sectors contributed positively to Index returns. The information technology sector, the largest at 19% of the Index on average, generated solid absolute results and contributed the most to Index returns. Drivers of growth included trends toward cloud computing and mobile devices. The healthcare sector also contributed substantially to Index results. Typically viewed as a value-oriented sector, many health care companies resembled growth-oriented equities, achieving healthy growth in revenue, supported in part by innovation and acquisitions in the biotechnology industry and increased access to medical care under the Affordable Care Act. Consumer-based sectors performed well, benefiting from the improving job market and a drop in oil prices, which placed more disposable income in consumers’ wallets. The growth-oriented consumer discretionary sector outpaced the value-oriented consumer staples sector. The financials sector also contributed, benefiting from an improving economy and recovering real estate market.

Conversely, the energy sector was the only sector within the Index that declined during the reporting period. The catalyst for the negative results was a sharp drop in crude oil prices during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Information Technology	19.37%
Financials	17.22
Health Care	13.96
Consumer Discretionary	13.16
Industrials	10.86
Consumer Staples	8.52
Energy	8.08
Materials	3.57
Utilities	3.12
Telecommunication Services	2.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Apple Inc.	3.35%
Microsoft Corp.	1.84
Exxon Mobil Corp.	1.69
Johnson & Johnson	1.27
General Electric Co.	1.25
Wells Fargo & Co.	1.19
Berkshire Hathaway Inc. Class B	1.18
JPMorgan Chase & Co.	1.08
Procter & Gamble Co. (The)	0.99
Verizon Communications Inc.	0.96

TOTAL	14.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. ENERGY ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(11.03)%	(11.06)%	(10.71)%	(11.03)%	(11.06)%	(10.71)%
5 Years	7.90%	7.90%	8.30%	46.26%	46.27%	48.97%
10 Years	8.62%	8.63%	8.94%	128.51%	128.75%	135.51%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$949.30	$2.08	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. ENERGY ETF

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & GasTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was -11.03%, net of fees, while the total return for the Index was -10.71%.

As represented by the Index, the U.S. energy sector declined during the reporting period, lagging all of the other U.S. economic sectors. Energy-related commodity prices and energy stocks plummeted in the latter half of 2014, followed by a strong rally in early 2015.

Record-breaking oil and gas production in the United States and elevated production from the Organization of Petroleum Exporting Countries (OPEC) led to a global supply glut for oil and gas. Energy demand was constrained by modest global growth and increasing energy efficiency. In currency markets, the U.S. dollar appreciated significantly against most foreign currencies during the reporting period. The global energy market is priced with the U.S. dollar, so a rising U.S. dollar tends to lower energy prices. In early 2015, energy stocks rebounded with a declining U.S. dollar, a reduction in the number of oil rigs, and anticipation of improving industry dynamics.

The oil, gas, and consumable fuels industry accounted for approximately 79% of the Index on average, and the energy equipment and services industry averaged about 20% of the Index during the reporting period. All of the Index’s oil-oriented industries hurt performance, although the oil, gas, and consumable fuels industry detracted the most during the reporting period. The Index’s oil, gas, and consumable fuels stocks declined as energy companies cut capital expenditures and payrolls, attempting to preserve earnings and curtail supply. The reduction in business activity fell hardest on the energy equipment and services industry, as these companies tend to rely heavily on energy capital spending.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	80.42%
Energy Equipment & Services	18.71
Other**	0.87

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Exxon Mobil Corp.	20.79%
Chevron Corp.	11.85
Schlumberger Ltd.	6.85
ConocoPhillips	4.75
Kinder Morgan Inc./DE	4.15
Occidental Petroleum Corp.	3.50
EOG Resources Inc.	3.08
Anadarko Petroleum Corp.	2.70
Phillips 66	2.45
Halliburton Co.	2.36

TOTAL	62.48%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.64%	25.63%	26.21%	25.64%	25.63%	26.21%
5 Years	20.49%	20.48%	21.02%	153.96%	153.87%	159.63%
10 Years	11.14%	11.15%	11.63%	187.57%	187.70%	200.42%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,074.80	$2.21	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE ETF

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health CareTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 25.64%, net of fees, while the total return for the Index was 26.21%.

U.S. healthcare stocks, as represented by the Index, posted strong gains during the reporting period and outpaced broader U.S. stock markets. The sector offered solid growth and a relative safe haven for investors during periods of market volatility. During the reporting period, the healthcare sector experienced strong results due to the rapid pace of innovation, while the Affordable Care Act continued to shape the competitive landscape.

Within the sector, biotechnology stocks were particularly strong performers, reflecting the strong pace of innovation and acquisitions within the industry. Many biotechnology companies successfully pursued innovative advances in medical science during the reporting period. Large pharmaceutical companies continued to acquire biotechnology companies, in an effort to supplement their portfolios of older pharmaceuticals facing loss of patent protection. Announced merger and acquisition transactions targeting biotechnology and pharmaceutical companies topped $75 billion in the first quarter of 2015. Pharmaceutical companies generated sound results and, at 43% of the Index on average, contributed significantly to Index returns for the reporting period.

Healthcare equipment and services companies posted solid performance despite an excise tax on medical device sales under the Affordable Care Act. In the reporting period, many medical equipment companies sought to have the tax repealed. Healthcare providers experienced robust gains. Catalysts included increased volumes and a reduction in uncompensated care levels, largely as a result of the Affordable Care Act.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Pharmaceuticals	41.63%
Biotechnology	22.25
Health Care Equipment & Supplies	16.34
Health Care Providers & Services	15.92
Life Sciences Tools & Services	3.73
Others**	0.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Johnson & Johnson	9.70%
Pfizer Inc.	7.31
Merck & Co. Inc.	5.94
Gilead Sciences Inc.	5.26
Amgen Inc.	4.21
Actavis PLC	3.88
UnitedHealth Group Inc.	3.74
Medtronic PLC	3.73
Bristol-Myers Squibb Co.	3.73
AbbVie Inc.	3.62

TOTAL	51.12%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. TECHNOLOGY ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.53%	19.56%	20.06%	19.53%	19.56%	20.06%
5 Years	13.51%	13.51%	13.83%	88.47%	88.47%	91.11%
10 Years	10.27%	10.29%	10.72%	165.76%	166.29%	176.97%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,062.20	$2.20	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TECHNOLOGY ETF

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. TechnologyTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 19.53%, net of fees, while the total return for the Index was 20.06%.

U.S. technology stocks, as represented by the Index, delivered strong returns during the reporting period, outperforming broader equity markets.

Improving economic conditions helped drive Index gains as the strengthening economy created expectations of increased technology spending by individual consumers and companies. Strong initial public offering (“IPO”) activity also reflected investors’ interest in growth opportunities. For the calendar year of 2014, a total of 55 technology companies went public, raising $32 billion. By comparison, 45 technology companies went public in 2013, raising $8 billion. In the first quarter of 2015, IPO activity dampened, likely due to the availability of private funding at attractive valuations.

The largest contributor to Index returns for the reporting period was the technology hardware and equipment industry. These companies collectively benefited from demand for smartphones, with global sales reaching a record level in the fourth quarter of 2014, rising 29.9% compared with the fourth quarter of 2013. Semiconductor and semiconductor equipment companies also benefited from this trend and generated strong absolute gains, but made a more moderate contribution to Index results due to their relatively smaller representation in the Index. Demand for tablets softened globally, as larger smartphones and less expensive notebook computers entered the market. Software and services companies, which represented the largest industry group at 43% of the sector on average, contributed to Index returns as they benefited from the continued shift toward cloud computing. The total revenue of the global cloud computing market reached $95 billion at the end of 2014, a 26% increase over 2013.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Technology Hardware, Storage & Peripherals	25.64%
Software	23.60
Internet Software & Services	18.27
Semiconductors & Semiconductor Equipment	14.04
Communications Equipment	9.47
IT Services	6.79
Electronic Equipment, Instruments & Components	1.03
Other**	1.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Apple Inc.	20.26%
Microsoft Corp.	11.09
Facebook Inc. Class A	4.60
International Business Machines Corp.	4.38
Google Inc. Class A	4.35
Google Inc. Class C	4.28
Intel Corp.	4.28
Cisco Systems Inc.	4.09
Oracle Corp.	3.89
QUALCOMM Inc.	3.12

TOTAL	64.34%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. TELECOMMUNICATIONS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.15%	7.18%	7.57%	7.15%	7.18%	7.57%
5 Years	11.65%	11.67%	12.02%	73.46%	73.68%	76.41%
10 Years	6.02%	6.03%	6.43%	79.44%	79.63%	86.50%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through May 8, 2007 reflects the performance of the Dow Jones U.S. Telecommunications Index. Index performance beginning on May 9, 2007 reflects the performance of the Dow Jones U.S. Select TelecommunicationsTM Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,020.40	$2.15	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. TELECOMMUNICATIONS ETF

The iShares U.S. Telecommunications ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the telecommunications sector, as represented by the Dow Jones U.S. Select TelecommunicationsTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 7.15%, net of fees, while the total return for the Index was 7.57%.

As represented by the Index, U.S. telecommunications stocks posted a modest return for the reporting period, trailing other sectors of the market. The telecommunications sector experienced modest earnings, relatively high dividend yields, and relatively low valuations during the reporting period.

Diversified telecommunications services, which represented approximately 70% of the Index on average, contributed the most to overall Index performance during the reporting period. Many of the companies in the industry provide voice, video, and data communications to businesses and consumers. Companies increased bandwidth speed and quality by implementing software defined networks, cloud technology, and 100G networks. The initiative towards such software-driven networks offered growth potential, allowing companies to circumvent the high capital expenditures typical of hardware-based networks. Smaller U.S. telecommunications companies continued to seek mergers and acquisitions that offset capital expenditures and combated high industry barriers to entry, including access to the broadband spectrum. Furthermore, U.S. companies pursued partnerships with international companies to expand into the global market, broadening opportunities for growth beyond the well-tapped domestic market.

Wireless telecommunications services, which constituted approximately 27% of the Index on average, posted poor performance for the reporting period. Market saturation of wireless carriers and the resulting competition for customers hurt profitability. Wireless providers cut prices and introduced new features in a bid to attract customers, yet many large industry players failed to increase their subscriber base. An increase in cyber attacks and a growing need for cybersecurity also meant higher costs for the industry.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Diversified Telecommunication Services	66.87%
Wireless Telecommunication Services	30.08
Communications Equipment	3.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Verizon Communications Inc.	9.85%
AT&T Inc.	9.60
CenturyLink Inc.	6.14
Level 3 Communications Inc.	5.99
SBA Communications Corp. Class A	5.54
T-Mobile U.S. Inc.	5.44
Frontier Communications Corp.	4.65
Sprint Corp.	4.51
Telephone & Data Systems Inc.	4.32
Shenandoah Telecommunications Co.	3.84

TOTAL	59.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. UTILITIES ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.97%	5.92%	6.44%	5.97%	5.92%	6.44%
5 Years	12.14%	12.14%	12.65%	77.33%	77.33%	81.43%
10 Years	7.74%	7.74%	8.21%	110.81%	110.77%	120.15%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$989.00	$2.12	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. UTILITIES ETF

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. UtilitiesTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 5.97%, net of fees, while the total return for the Index was 6.44%.

U.S. utility stocks, as represented by the Index, experienced modest returns during the reporting period, underperforming broader equity markets.

The Index reached its high for the reporting period in late January 2015, as low interest rates made utility stocks’ high dividend yields attractive to income-oriented investors. The sector then fell back after the Fed indicated it would likely raise interest rates in 2015. The prospect of higher interest rates made utility stocks’ dividend yields less attractive. Late in the reporting period, the Index recovered some lost ground after the Fed signaled renewed caution on interest rates.

In terms of industry segments, four of the five utility industry segments delivered positive results in the reporting period. Electric utilities, the largest industry segment at 53% of the Index on average, made the largest contribution to Index performance. Electric utilities benefited from a growing U.S economy and lower fuel costs resulting from falling crude oil prices. Multi-utilities, which provide more than one essential service, contributed notably to Index results in the reporting period. Gas utilities also added a modest contribution to Index performance.

Water utilities, the smallest industry group at 2% of the Index on average, posted the largest absolute gain during the reporting period. Water utilities benefited from relatively high dividend yields and growing public awareness of water shortages in California and other regions of the U.S.

The only utility segment to decline in the reporting period was independent power and renewable electricity producers, which were hurt by weak electricity demand and low natural gas prices.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Electric Utilities	52.45%
Multi-Utilities	34.89
Gas Utilities	6.27
Independent Power and Renewable Electricity Producers	4.21
Water Utilities	2.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Duke Energy Corp.	8.22%
NextEra Energy Inc.	6.71
Dominion Resources Inc./VA	6.32
Southern Co. (The)	6.04
Exelon Corp.	4.38
American Electric Power Co. Inc.	4.17
PG&E Corp.	3.78
Sempra Energy	3.68
PPL Corp.	3.40
Public Service Enterprise Group Inc.	3.15

TOTAL	49.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® TRANSPORTATION AVERAGE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.10%	13.09%	13.32%	13.10%	13.09%	13.32%
5 Years	14.12%	14.13%	14.71%	93.57%	93.63%	98.60%
10 Years	10.82%	10.82%	11.28%	179.34%	179.45%	191.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$986.70	$2.12	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TRANSPORTATION AVERAGE ETF

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation AverageTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 13.10%, net of fees, while the total return for the Index was 13.32%.

Transportation stocks, as represented by the Index, delivered solid gains for the reporting period, outperforming broader equity markets. The gains came over the first eight months of the reporting period, spurred by lower fuel costs from falling energy prices. In 2015, transportation stocks experienced volatility amid concerns about the strength of the U.S. economy. In the final months of the reporting period, rebounding crude oil prices raised new concerns for transportation stocks.

In terms of industries, three of the four transportation industries in the Index had positive returns in the reporting period. Declining energy prices helped lower business costs across the transportation industry, as fuel tends to be a relatively large portion of their overall expenses. Airlines delivered the strongest contribution to Index returns, as the industry benefited from strong demand and lower fuel prices. Road and rail, the largest industry in the Index at 48% on average, also generated solid gains for the reporting period. Railroad stocks were strong performers in the first half of the reporting period behind record freight volumes. However, the industry subsequently lagged as falling energy prices cut into railroads’ coal and crude oil traffic. Trucking companies were also strong performers despite a driver shortage. The air freight and logistics industry, representing 26% of the Index on average, also performed well, reflecting an improving U.S. economy.

On the downside, stocks in the marine industry declined in the reporting period, due partly to an oversupply in the container shipping market.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Road & Rail	47.74%
Air Freight & Logistics	28.38
Airlines	16.37
Marine	7.51

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

FedEx Corp.	12.26%
Union Pacific Corp.	7.61
United Parcel Service Inc. Class B	7.44
Kansas City Southern	7.33
Norfolk Southern Corp.	7.26
Ryder System Inc.	6.46
CH Robinson Worldwide Inc.	4.77
JB Hunt Transport Services Inc.	4.74
Landstar System Inc.	4.61
Kirby Corp.	4.59

TOTAL	67.07%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.81%

AEROSPACE & DEFENSE — 2.54%
B/E Aerospace Inc.	4,620	$276,230
Boeing Co. (The)	29,097	4,170,764
Curtiss-Wright Corp.	2,119	154,814
DigitalGlobe Inc.[a,b]	3,045	97,958
Esterline Technologies Corp.[a,b]	1,365	151,911
Exelis Inc.	8,151	199,862
General Dynamics Corp.	13,996	1,921,931
HEICO Corp.	2,493	139,209
Hexcel Corp.	4,304	215,846
Honeywell International Inc.	34,869	3,518,979
Huntington Ingalls Industries Inc.	2,191	288,314
KLX Inc.[a]	2,438	102,176
L-3 Communications Holdings Inc.	3,678	422,639
Lockheed Martin Corp.	11,892	2,219,047
Moog Inc. Class Aa	1,809	126,413
Northrop Grumman Corp.	8,843	1,362,176
Orbital ATK Inc.	2,621	191,752
Precision Castparts Corp.	6,272	1,296,360
Raytheon Co.	13,713	1,426,152
Rockwell Collins Inc.	5,967	580,768
Spirit AeroSystems Holdings Inc. Class Aa	5,741	292,159
Teledyne Technologies Inc.[a]	1,503	157,770
Textron Inc.	12,376	544,296
TransDigm Group Inc.	2,198	466,262
Triumph Group Inc.	2,340	138,622
United Technologies Corp.	36,704	4,175,080
Vectrus Inc.[a]	455	11,630

		24,649,120
AIR FREIGHT & LOGISTICS — 0.61%
CH Robinson Worldwide Inc.	6,495	418,213
Expeditors International of Washington Inc.	8,426	386,164
FedEx Corp.	11,707	1,985,156
Hub Group Inc. Class Aa	1,558	62,164
United Parcel Service Inc. Class B	30,834	3,099,742

		5,951,439
AIRLINES — 0.65%
Alaska Air Group Inc.	5,920	379,235
American Airlines Group Inc.	31,850	1,537,877
Delta Air Lines Inc.	36,738	1,639,984
JetBlue Airways Corp.[a,b]	11,312	232,235

Security	Shares	Value
Southwest Airlines Co.	30,215	$1,225,521
Spirit Airlines Inc.[a]	3,265	223,555
United Continental Holdings Inc.[a]	17,099	1,021,494

		6,259,901
AUTO COMPONENTS — 0.59%
Autoliv Inc.	3,953	469,300
BorgWarner Inc.	9,999	591,941
Cooper Tire & Rubber Co.	2,298	97,642
Dana Holding Corp.	7,049	152,047
Delphi Automotive PLC	12,938	1,073,854
Gentex Corp./MI	12,818	222,392
Goodyear Tire & Rubber Co. (The)	12,166	345,089
Johnson Controls Inc.	29,296	1,475,932
Lear Corp.	3,406	378,168
Tenneco Inc.[a]	2,659	155,419
TRW Automotive Holdings Corp.[a]	4,873	511,957
Visteon Corp.[a]	1,937	196,412

		5,670,153
AUTOMOBILES — 0.67%
Ford Motor Co.	176,241	2,784,608
General Motors Co.	60,309	2,114,433
Harley-Davidson Inc.	9,484	533,096
Tesla Motors Inc.[a,b]	4,322	976,988
Thor Industries Inc.	2,105	126,658

		6,535,783
BANKS — 5.58%
Associated Banc-Corp.	6,366	119,744
BancorpSouth Inc.	3,675	88,972
Bank of America Corp.	468,194	7,458,330
Bank of Hawaii Corp.	1,983	119,753
BankUnited Inc.	4,692	154,179
BB&T Corp.	32,083	1,228,458
BOK Financial Corp.	908	59,193
Cathay General Bancorp	3,239	92,571
CIT Group Inc.	7,844	353,215
Citigroup Inc.	135,039	7,200,279
City National Corp./CA	2,090	194,788
Comerica Inc.	8,054	381,840
Commerce Bancshares Inc./MO	3,777	161,316
Cullen/Frost Bankers Inc.	2,504	182,642
East West Bancorp Inc.	6,540	265,459
Fifth Third Bancorp	36,057	721,140
First Financial Bankshares Inc.	2,722	78,829
First Horizon National Corp.	10,621	151,349

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
First Niagara Financial Group Inc.	15,780	$143,519
First Republic Bank/CA	5,795	337,791
FirstMerit Corp.	7,276	140,936
FNB Corp./PA	7,744	102,763
Fulton Financial Corp.	8,186	99,542
Glacier Bancorp Inc.	3,181	83,788
Hancock Holding Co.	3,629	105,640
Huntington Bancshares Inc./OH	35,348	383,879
IBERIABANK Corp.	1,550	96,581
International Bancshares Corp.	2,500	64,950
Investors Bancorp Inc.	15,534	183,923
JPMorgan Chase & Co.	165,839	10,490,975
KeyCorp	38,325	553,796
M&T Bank Corp.	5,885	704,258
MB Financial Inc.	2,883	86,865
PacWest Bancorp	4,288	193,389
People’s United Financial Inc.	13,337	201,522
PNC Financial Services Group Inc. (The)[c]	23,210	2,129,053
Popular Inc.[a]	4,550	147,556
PrivateBancorp Inc.	2,998	111,136
Prosperity Bancshares Inc.	2,726	145,405
Regions Financial Corp.	59,853	588,355
Signature Bank/New York NYa	2,241	300,496
SunTrust Banks Inc.	23,337	968,485
Susquehanna Bancshares Inc.	8,094	108,783
SVB Financial Group[a]	2,290	304,020
Synovus Financial Corp.	6,191	171,243
TCF Financial Corp.	7,197	112,705
Texas Capital Bancshares Inc.[a]	2,074	109,217
Trustmark Corp.	2,925	69,615
U.S. Bancorp/MN	79,288	3,399,077
UMB Financial Corp.	1,610	80,162
Umpqua Holdings Corp.	9,461	160,932
United Bankshares Inc./WV	2,802	105,299
Valley National Bancorp	10,274	96,884
Webster Financial Corp.	3,937	141,063
Wells Fargo & Co.	208,530	11,490,003
Wintrust Financial Corp.	2,053	100,063
Zions BanCorp.	8,980	254,448

		54,080,174
BEVERAGES — 1.79%
Brown-Forman Corp. Class B	6,969	628,813
Coca-Cola Co. (The)	174,912	7,094,431
Coca-Cola Enterprises Inc.	9,671	429,489

Security	Shares	Value
Constellation Brands Inc. Class Aa	7,493	$868,738
Dr. Pepper Snapple Group Inc.	8,642	644,520
Molson Coors Brewing Co. Class B	7,121	523,465
Monster Beverage Corp.[a]	6,504	891,763
PepsiCo Inc.	65,998	6,277,730

		17,358,949
BIOTECHNOLOGY — 2.98%
Alexion Pharmaceuticals Inc.[a]	9,001	1,523,239
Alkermes PLC[a]	6,577	364,168
Alnylam Pharmaceuticals Inc.[a,b]	3,233	329,346
Amgen Inc.	33,706	5,322,514
Biogen Inc.[a]	10,421	3,896,724
BioMarin Pharmaceutical Inc.[a]	6,899	773,033
Celgene Corp.[a]	35,545	3,840,993
Cepheid[a]	3,252	182,437
Gilead Sciences Inc.[a]	66,302	6,664,014
Incyte Corp.[a,b]	6,948	675,068
Intercept Pharmaceuticals Inc.[a]	601	151,939
Isis Pharmaceuticals Inc.[a,b]	5,283	299,652
MannKind Corp.[a,b]	12,489	53,578
Medivation Inc.[a]	3,475	419,571
Myriad Genetics Inc.[a,b]	3,290	108,669
PDL BioPharma Inc.	7,902	52,706
Pharmacyclics Inc.[a]	2,738	701,476
Puma Biotechnology Inc.[a,b]	950	171,551
Regeneron Pharmaceuticals Inc.[a]	3,290	1,505,043
Seattle Genetics Inc.[a,b]	4,411	151,474
United Therapeutics Corp.[a]	2,078	331,836
Vertex Pharmaceuticals Inc.[a]	10,777	1,328,589

		28,847,620
BUILDING PRODUCTS — 0.19%
Allegion PLC	4,290	262,334
AO Smith Corp.	3,431	219,241
Armstrong World Industries Inc.[a]	2,114	115,720
Fortune Brands Home & Security Inc.	6,992	311,843
Lennox International Inc.	1,832	194,119
Masco Corp.	15,767	417,668
Owens Corning	5,352	206,908
USG Corp.[a,b]	3,771	100,082

		1,827,915
CAPITAL MARKETS — 2.17%
Affiliated Managers Group Inc.[a]	2,409	544,747
Ameriprise Financial Inc.	8,145	1,020,406
Bank of New York Mellon Corp. (The)	49,646	2,102,012

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
BlackRock Inc.[c]	5,639	$2,052,258
Charles Schwab Corp. (The)	51,443	1,569,011
E*TRADE Financial Corp.[a]	12,739	366,756
Eaton Vance Corp. NVS	5,355	219,983
Federated Investors Inc. Class B	4,096	140,902
Financial Engines Inc.[b]	2,234	94,208
Franklin Resources Inc.	17,384	896,319
Goldman Sachs Group Inc. (The)	18,045	3,544,399
Invesco Ltd.	19,112	791,619
Janus Capital Group Inc.	6,588	117,925
Legg Mason Inc.	4,328	227,869
LPL Financial Holdings Inc.	3,148	127,400
Morgan Stanley	68,667	2,561,966
Northern Trust Corp.	9,858	721,113
NorthStar Asset Management Group Inc./New York	8,208	172,614
Raymond James Financial Inc.	5,670	320,525
SEI Investments Co.	5,776	263,732
State Street Corp.	18,291	1,410,602
Stifel Financial Corp.[a]	2,926	154,610
T Rowe Price Group Inc.	11,649	945,666
TD Ameritrade Holding Corp.	12,200	442,250
Waddell & Reed Financial Inc. Class A	3,764	185,640

		20,994,532
CHEMICALS — 2.44%
Air Products & Chemicals Inc.	8,559	1,227,617
Airgas Inc.	3,044	308,296
Albemarle Corp.	5,059	302,022
Ashland Inc.	2,826	357,093
Axiall Corp.	3,084	125,827
Cabot Corp.	2,961	126,553
Celanese Corp. Series A	6,896	457,619
CF Industries Holdings Inc.	2,135	613,748
Chemtura Corp.[a,b]	3,458	104,190
Cytec Industries Inc.	3,043	168,248
Dow Chemical Co. (The)	48,492	2,473,092
Eastman Chemical Co.	6,621	504,653
Ecolab Inc.	12,026	1,346,672
EI du Pont de Nemours & Co.	40,337	2,952,668
FMC Corp.	5,835	346,074
HB Fuller Co.	2,170	90,641
Huntsman Corp.	9,169	211,345
International Flavors & Fragrances Inc.	3,606	413,789
LyondellBasell Industries NV Class A	17,651	1,827,232
Minerals Technologies Inc.	1,544	104,575

Security	Shares	Value
Monsanto Co.	21,534	$2,454,015
Mosaic Co. (The)	13,732	604,208
NewMarket Corp.	457	204,233
Olin Corp.	3,622	106,958
Platform Specialty Products Corp.[a]	5,353	144,210
PolyOne Corp.	4,145	161,862
PPG Industries Inc.	6,056	1,341,767
Praxair Inc.	12,884	1,570,946
RPM International Inc.	5,847	277,966
Scotts Miracle-Gro Co. (The) Class A	1,966	126,827
Sensient Technologies Corp.	2,184	142,746
Sherwin-Williams Co. (The)	3,602	1,001,356
Sigma-Aldrich Corp.	5,311	737,804
Valspar Corp. (The)	3,366	272,983
Westlake Chemical Corp.	1,770	138,025
WR Grace & Co.[a]	3,263	315,597

		23,663,457
COMMERCIAL SERVICES & SUPPLIES — 0.55%
ADT Corp. (The)	7,737	290,911
Cintas Corp.	4,264	340,907
Civeo Corp.	4,602	21,491
Clean Harbors Inc.[a,b]	2,493	137,738
Copart Inc.[a]	5,007	178,099
Covanta Holding Corp.	5,813	117,946
Deluxe Corp.	2,230	144,392
Healthcare Services Group Inc.	3,268	98,922
Herman Miller Inc.	2,531	69,375
HNI Corp.	2,046	95,425
KAR Auction Services Inc.	6,342	235,986
MSA Safety Inc.	1,355	61,978
Pitney Bowes Inc.	8,937	199,921
Republic Services Inc.	11,139	452,578
Rollins Inc.	4,231	104,929
RR Donnelley & Sons Co.	8,767	163,241
Stericycle Inc.[a]	3,809	508,235
Tetra Tech Inc.	2,845	77,128
Tyco International PLC	18,695	736,209
United Stationers Inc.	1,783	72,408
Waste Connections Inc.	5,481	259,854
Waste Management Inc.	18,998	940,971

		5,308,644
COMMUNICATIONS EQUIPMENT — 1.56%
ARRIS Group Inc.[a]	6,007	202,286
Aruba Networks Inc.[a]	4,863	119,678

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Brocade Communications Systems Inc.	19,510	$220,463
Ciena Corp.[a,b]	4,950	105,435
Cisco Systems Inc.	227,275	6,552,338
CommScope Holding Co. Inc.[a]	4,555	134,418
EchoStar Corp. Class Aa	1,991	99,550
F5 Networks Inc.[a]	3,225	393,515
Finisar Corp.[a]	4,540	92,298
Harris Corp.	4,650	373,116
InterDigital Inc./PA	1,508	82,518
JDS Uniphase Corp.[a]	10,380	131,411
Juniper Networks Inc.	16,043	424,016
Motorola Solutions Inc.	8,446	504,648
Palo Alto Networks Inc.[a,b]	3,005	443,899
Plantronics Inc.	1,889	100,627
Polycom Inc.[a]	6,253	81,602
QUALCOMM Inc.	73,268	4,982,224
ViaSat Inc.[a]	1,876	112,785

		15,156,827
CONSTRUCTION & ENGINEERING — 0.16%
AECOM[a]	6,934	218,837
Chicago Bridge & Iron Co. NVb	4,249	202,465
EMCOR Group Inc.	2,917	130,186
Fluor Corp.	6,546	393,676
Jacobs Engineering Group Inc.[a,b]	5,843	250,431
KBR Inc.	6,569	114,760
Quanta Services Inc.[a]	9,590	277,247

		1,587,602
CONSTRUCTION MATERIALS — 0.11%
Eagle Materials Inc.	2,197	183,208
Martin Marietta Materials Inc.	2,696	384,585
Vulcan Materials Co.	5,918	506,107

		1,073,900
CONSUMER FINANCE — 0.78%
Ally Financial Inc.[a]	19,246	421,295
American Express Co.	39,071	3,026,049
Capital One Financial Corp.	24,584	1,987,616
Discover Financial Services	19,829	1,149,487
Navient Corp.	18,045	352,599
PRA Group Inc.[a]	2,220	121,601
Santander Consumer USA Holdings Inc.	4,606	113,722
SLM Corp.	18,710	190,655

Security	Shares	Value
Synchrony Financial[a]	5,712	$177,929

		7,540,953
CONTAINERS & PACKAGING — 0.39%
AptarGroup Inc.	2,831	175,720
Avery Dennison Corp.	3,978	221,137
Ball Corp.	6,173	453,160
Bemis Co. Inc.	4,210	189,450
Berry Plastics Group Inc.[a]	5,425	185,643
Crown Holdings Inc.[a]	6,149	333,645
Graphic Packaging Holding Co.	14,823	209,004
Greif Inc. Class A	1,362	55,515
MeadWestvaco Corp.	7,452	363,658
Owens-Illinois Inc.[a]	7,232	172,917
Packaging Corp. of America	4,378	302,914
Rock-Tenn Co. Class A	6,311	397,467
Sealed Air Corp.	9,476	432,105
Silgan Holdings Inc.	1,741	93,788
Sonoco Products Co.	4,458	199,228

		3,785,351
DISTRIBUTORS — 0.11%
Genuine Parts Co.	6,865	616,820
LKQ Corp.[a]	13,694	370,697
Pool Corp.	1,831	118,814

		1,106,331
DIVERSIFIED CONSUMER SERVICES — 0.12%
Apollo Education Group Inc.[a]	4,421	74,206
DeVry Education Group Inc.	2,526	76,386
Graham Holdings Co. Class B	200	204,586
Grand Canyon Education Inc.[a]	2,217	100,386
H&R Block Inc.	12,395	374,825
Service Corp. International/U.S.	8,804	243,695
Sotheby’s	2,707	115,616

		1,189,700
DIVERSIFIED FINANCIAL SERVICES — 1.83%
Berkshire Hathaway Inc. Class Ba	81,109	11,453,402
CBOE Holdings Inc.	3,857	217,033
CME Group Inc./IL	14,149	1,286,286
FNFV Group[a]	4,033	60,293
Intercontinental Exchange Inc.	5,009	1,124,671
Leucadia National Corp.	13,917	330,807
MarketAxess Holdings Inc.	1,731	148,606
McGraw Hill Financial Inc.	12,190	1,271,417
Moody’s Corp.	7,925	852,096

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
MSCI Inc.	5,086	$311,212
NASDAQ OMX Group Inc. (The)	5,184	252,098
Voya Financial Inc.	10,081	426,830

		17,734,751
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.99%
AT&T Inc.	230,990	8,001,494
CenturyLink Inc.	25,153	904,502
Frontier Communications Corp.	45,076	309,221
Level 3 Communications Inc.[a]	12,750	713,235
Verizon Communications Inc.	184,877	9,325,196
Windstream Holdings Inc.[b]	4,368	51,018

		19,304,666
ELECTRIC UTILITIES — 1.64%
ALLETE Inc.	1,896	95,369
American Electric Power Co. Inc.	21,849	1,242,553
Cleco Corp.	2,660	144,571
Duke Energy Corp.	31,513	2,444,463
Edison International	14,543	886,250
El Paso Electric Co.	1,769	65,825
Entergy Corp.	8,046	620,990
Eversource Energy	14,141	689,515
Exelon Corp.	38,358	1,304,939
FirstEnergy Corp.	18,754	673,456
Great Plains Energy Inc.	6,811	178,312
Hawaiian Electric Industries Inc.	4,634	145,044
IDACORP Inc.	2,173	131,097
ITC Holdings Corp.	7,042	253,512
NextEra Energy Inc.	19,748	1,993,166
OGE Energy Corp.	8,707	284,545
Pepco Holdings Inc.	11,291	293,340
Pinnacle West Capital Corp.	4,844	296,453
PNM Resources Inc.	3,502	97,286
Portland General Electric Co.	3,480	122,357
PPL Corp.	29,759	1,012,699
Southern Co. (The)	40,514	1,794,770
UIL Holdings Corp.	2,442	121,807
Westar Energy Inc.	5,896	221,984
Xcel Energy Inc.	22,430	760,601

		15,874,904
ELECTRICAL EQUIPMENT — 0.66%
Acuity Brands Inc.	1,970	328,892
AMETEK Inc.	10,847	568,600
Babcock & Wilcox Co. (The)	4,960	160,307
Eaton Corp. PLC	21,143	1,453,159

Security	Shares	Value
Emerson Electric Co.	30,539	$1,796,609
EnerSys	1,871	127,041
Generac Holdings Inc.[a]	2,954	123,152
Hubbell Inc. Class B	2,358	256,621
Polypore International Inc.[a]	2,084	122,039
Regal Beloit Corp.	1,988	155,462
Rockwell Automation Inc.	5,995	711,007
Sensata Technologies Holding NVa	7,610	420,148
Solarcity Corp.[a,b]	2,326	139,676

		6,362,713
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.67%
Amphenol Corp. Class A	13,796	763,884
Anixter International Inc.[a]	1,181	83,379
Arrow Electronics Inc.[a]	4,177	249,409
Avnet Inc.	6,092	259,702
Belden Inc.	1,833	153,880
CDW Corp./DE	5,260	201,563
Cognex Corp.[a]	3,707	166,407
Corning Inc.	56,300	1,178,359
Dolby Laboratories Inc. Class A	2,102	84,626
FEI Co.	1,850	139,601
FLIR Systems Inc.	6,283	194,082
Ingram Micro Inc. Class Aa	6,865	172,723
IPG Photonics Corp.[a,b]	1,517	134,376
Itron Inc.[a]	1,779	63,795
Jabil Circuit Inc.	8,880	199,978
Keysight Technologies Inc.[a]	7,525	251,786
Knowles Corp.[a,b]	3,740	71,696
Littelfuse Inc.	970	95,050
National Instruments Corp.	4,703	134,506
TE Connectivity Ltd.	18,058	1,201,760
Tech Data Corp.[a,b]	1,667	93,969
Trimble Navigation Ltd.[a,b]	11,306	287,512
Vishay Intertechnology Inc.	5,829	73,912
Zebra Technologies Corp. Class Aa	2,283	210,219

		6,466,174
ENERGY EQUIPMENT & SERVICES — 1.51%
Atwood Oceanics Inc.	2,525	84,285
Baker Hughes Inc.	19,337	1,323,811
Bristow Group Inc.	1,596	99,159
Cameron International Corp.[a]	8,725	478,304
CARBO Ceramics Inc.[b]	878	38,834
Core Laboratories NVb	1,881	246,938

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Diamond Offshore Drilling Inc.[b]	3,085	$103,255
Dresser-Rand Group Inc.[a]	3,349	276,862
Dril-Quip Inc.[a]	1,820	145,090
Ensco PLC Class A	10,267	280,084
Exterran Holdings Inc.	3,141	116,437
FMC Technologies Inc.[a]	10,360	456,876
Forum Energy Technologies Inc.[a]	2,575	59,895
Halliburton Co.	37,827	1,851,632
Helix Energy Solutions Group Inc.[a]	4,434	73,072
Helmerich & Payne Inc.	4,746	370,046
McDermott International Inc.[a,b]	10,419	54,700
Nabors Industries Ltd.	12,383	206,796
National Oilwell Varco Inc.	18,271	994,125
Noble Corp. PLC	11,107	192,262
Oceaneering International Inc.	4,541	250,255
Oil States International Inc.[a]	2,290	108,981
Patterson-UTI Energy Inc.	6,444	144,023
Rowan Companies PLC Class A	5,533	117,244
Schlumberger Ltd.	56,645	5,359,183
SEACOR Holdings Inc.[a,b]	837	60,816
Superior Energy Services Inc.	6,662	169,881
Tidewater Inc.[b]	2,183	60,447
Transocean Ltd.[b]	15,235	286,723
U.S. Silica Holdings Inc.[b]	2,248	83,963
Unit Corp.[a]	1,937	67,485
Weatherford International PLC[a]	34,263	498,527

		14,659,991
FOOD & STAPLES RETAILING — 2.12%
Casey’s General Stores Inc.	1,690	138,884
Costco Wholesale Corp.	19,600	2,803,780
CVS Health Corp.	49,980	4,962,514
Kroger Co. (The)	21,941	1,511,954
Rite Aid Corp.[a]	41,055	316,534
Sprouts Farmers Market Inc.[a]	6,306	201,697
Sysco Corp.	26,354	975,889
United Natural Foods Inc.[a]	2,178	146,928
Wal-Mart Stores Inc.	70,150	5,475,208
Walgreens Boots Alliance Inc.	38,837	3,220,753
Whole Foods Market Inc.	16,121	769,939

		20,524,080
FOOD PRODUCTS — 1.62%
Archer-Daniels-Midland Co.	28,159	1,376,412
B&G Foods Inc.	2,310	70,224
Bunge Ltd.	6,475	559,246
Campbell Soup Co.	7,910	353,656

Security	Shares	Value
ConAgra Foods Inc.	18,941	$684,717
Darling Ingredients Inc.[a,b]	6,964	95,128
Dean Foods Co.	4,081	66,316
Flowers Foods Inc.	8,484	189,533
General Mills Inc.	26,931	1,490,362
Hain Celestial Group Inc. (The)[a]	4,482	269,996
Hershey Co. (The)	6,599	606,580
Hormel Foods Corp.	5,935	322,567
Ingredion Inc.	3,227	256,224
JM Smucker Co. (The)	4,480	519,322
Kellogg Co.	11,288	714,869
Keurig Green Mountain Inc.	5,376	625,605
Kraft Foods Group Inc.	26,218	2,221,975
Lancaster Colony Corp.	872	78,184
McCormick & Co. Inc./MD	5,650	425,445
Mead Johnson Nutrition Co.	9,014	864,623
Mondelez International Inc. Class A	73,493	2,819,926
Post Holdings Inc.[a]	2,277	106,882
TreeHouse Foods Inc.[a]	1,936	157,319
Tyson Foods Inc. Class A	13,041	515,120
WhiteWave Foods Co. (The)[a]	7,798	342,878

		15,733,109
GAS UTILITIES — 0.19%
AGL Resources Inc.	5,203	261,555
Atmos Energy Corp.	4,383	236,682
National Fuel Gas Co.	3,712	239,238
New Jersey Resources Corp.	3,662	111,728
ONE Gas Inc.	2,265	95,062
Piedmont Natural Gas Co. Inc.	3,349	125,386
Questar Corp.	7,766	182,035
South Jersey Industries Inc.	1,405	74,114
Southwest Gas Corp.	2,007	110,385
UGI Corp.	7,790	271,170
WGL Holdings Inc.	2,259	124,268

		1,831,623
HEALTH CARE EQUIPMENT & SUPPLIES — 2.13%
Abbott Laboratories	67,223	3,120,492
Alere Inc.[a]	3,633	172,495
Align Technology Inc.[a]	3,157	185,758
Baxter International Inc.	24,115	1,657,665
Becton Dickinson and Co.	9,282	1,307,555
Boston Scientific Corp.[a]	59,110	1,053,340
Cooper Companies Inc. (The)	2,155	383,741
CR Bard Inc.	3,292	548,381
DENTSPLY International Inc.	6,260	319,260

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
DexCom Inc.[a]	3,263	$220,481
Edwards Lifesciences Corp.[a]	4,790	606,654
Haemonetics Corp.[a,b]	2,240	90,787
Halyard Health Inc.[a]	2,029	98,366
Hill-Rom Holdings Inc.	2,642	131,941
Hologic Inc.[a]	10,661	359,702
IDEXX Laboratories Inc.[a,b]	2,112	264,781
Intuitive Surgical Inc.[a]	1,624	805,472
Medtronic PLC	63,296	4,712,387
ResMed Inc.	6,277	401,351
Sirona Dental Systems Inc.[a]	2,497	231,597
St. Jude Medical Inc.	12,537	878,217
STERIS Corp.	2,582	171,703
Stryker Corp.	13,325	1,229,098
Teleflex Inc.	1,795	220,713
Thoratec Corp.[a,b]	2,545	102,080
Varian Medical Systems Inc.[a]	4,510	400,714
West Pharmaceutical Services Inc.	3,208	170,922
Zimmer Holdings Inc.	7,559	830,281

		20,675,934
HEALTH CARE PROVIDERS & SERVICES — 2.62%
Acadia Healthcare Co. Inc.[a,b]	2,259	154,742
Aetna Inc.	15,659	1,673,477
AmerisourceBergen Corp.	9,291	1,061,961
Anthem Inc.	11,849	1,788,370
Brookdale Senior Living Inc.[a]	8,089	293,064
Cardinal Health Inc.	14,658	1,236,256
Centene Corp.[a]	5,321	329,849
Chemed Corp.	778	89,665
Cigna Corp.	11,519	1,435,728
Community Health Systems Inc.[a]	5,254	282,035
DaVita HealthCare Partners Inc.[a]	7,705	624,876
Envision Healthcare Holdings Inc.[a]	8,139	308,956
Express Scripts Holding Co.[a,b]	32,286	2,789,510
HCA Holdings Inc.[a]	13,122	971,159
Health Net Inc./CAa	3,500	184,275
HealthSouth Corp.	3,842	173,735
Henry Schein Inc.[a]	3,689	505,762
Humana Inc.	6,668	1,104,221
Laboratory Corp. of America Holdings[a]	4,485	536,227
LifePoint Hospitals Inc.[a]	1,877	140,550
Magellan Health Inc.[a]	1,188	75,200
McKesson Corp.	10,371	2,316,881
MEDNAX Inc.[a,b]	4,212	298,125
Omnicare Inc.	4,248	373,739

Security	Shares	Value
Owens & Minor Inc.	2,808	$94,686
Patterson Companies Inc.	3,711	174,250
Quest Diagnostics Inc.	6,426	458,945
Team Health Holdings Inc.[a]	3,138	186,931
Tenet Healthcare Corp.[a]	4,384	209,818
UnitedHealth Group Inc.	42,360	4,718,904
Universal Health Services Inc. Class B	4,058	474,583
VCA Inc.[a]	3,592	183,084
WellCare Health Plans Inc.[a]	1,871	144,872

		25,394,436
HEALTH CARE TECHNOLOGY — 0.15%
Allscripts Healthcare Solutions Inc.[a,b]	7,828	104,112
athenahealth Inc.[a,b]	1,646	201,898
Cerner Corp.[a]	13,531	971,661
HMS Holdings Corp.[a,b]	3,845	65,404
Medidata Solutions Inc.[a,b]	2,465	131,705

		1,474,780
HOTELS, RESTAURANTS & LEISURE — 1.88%
Brinker International Inc.	2,915	161,404
Buffalo Wild Wings Inc.[a]	858	136,679
Carnival Corp.	19,999	879,356
Cheesecake Factory Inc. (The)	2,165	108,531
Chipotle Mexican Grill Inc.[a]	1,387	861,799
Choice Hotels International Inc.	1,590	95,193
Cracker Barrel Old Country Store Inc.	1,052	139,369
Darden Restaurants Inc.	5,529	352,584
Domino’s Pizza Inc.	2,487	268,223
Dunkin’ Brands Group Inc.	4,350	226,679
Hilton Worldwide Holdings Inc.[a]	18,205	527,217
Hyatt Hotels Corp. Class Aa,b	2,620	152,091
Jack in the Box Inc.	1,680	145,774
Las Vegas Sands Corp.	16,343	864,218
Life Time Fitness Inc.[a]	1,643	117,475
Marriott International Inc./MD Class A	9,244	739,982
Marriott Vacations Worldwide Corp.	1,288	105,886
McDonald’s Corp.	42,684	4,121,140
MGM Resorts International[a]	16,060	339,669
Norwegian Cruise Line Holdings Ltd.[a]	4,448	215,773
Panera Bread Co. Class Aa	1,086	198,173
Royal Caribbean Cruises Ltd.	7,227	491,870
Six Flags Entertainment Corp.	3,805	178,911
Starbucks Corp.	66,801	3,311,994
Starwood Hotels & Resorts Worldwide Inc.	7,652	657,689
Vail Resorts Inc.	1,583	157,049

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Wendy’s Co. (The)	12,827	$129,809
Wyndham Worldwide Corp.	5,412	462,185
Wynn Resorts Ltd.	3,592	398,963
Yum! Brands Inc.	19,210	1,651,292

		18,196,977
HOUSEHOLD DURABLES — 0.49%
DR Horton Inc.	14,804	376,021
Garmin Ltd.	5,448	246,195
Harman International Industries Inc.	3,071	400,397
Jarden Corp.[a]	8,048	411,897
Leggett & Platt Inc.	6,171	262,082
Lennar Corp. Class A	7,978	365,392
Mohawk Industries Inc.[a]	2,780	482,330
Newell Rubbermaid Inc.	12,132	462,593
NVR Inc.[a]	173	229,483
PulteGroup Inc.	14,514	280,120
Ryland Group Inc. (The)	2,095	86,356
Tempur Sealy International Inc.[a]	2,637	160,620
Toll Brothers Inc.[a]	7,022	249,562
Tupperware Brands Corp.	2,188	146,290
Whirlpool Corp.	3,480	611,088

		4,770,426
HOUSEHOLD PRODUCTS — 1.58%
Church & Dwight Co. Inc.	5,722	464,455
Clorox Co. (The)	5,788	614,107
Colgate-Palmolive Co.	37,871	2,547,961
Energizer Holdings Inc.	2,734	373,519
Kimberly-Clark Corp.	16,289	1,786,740
Procter & Gamble Co. (The)	120,129	9,551,457

		15,338,239
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
AES Corp./VA	29,014	384,436
Calpine Corp.[a]	15,426	336,441
Dynegy Inc.[a]	4,493	149,482
NRG Energy Inc.	14,980	378,095

		1,248,454
INDUSTRIAL CONGLOMERATES — 2.04%
3M Co.	28,194	4,409,260
Carlisle Companies Inc.	2,931	282,842
Danaher Corp.	27,347	2,239,172
General Electric Co.	447,603	12,121,089
Roper Technologies Inc.	4,469	751,552

		19,803,915

Security	Shares	Value
INSURANCE — 2.96%
ACE Ltd.	14,590	$1,560,984
Aflac Inc.	19,562	1,233,188
Alleghany Corp.[a]	708	335,252
Allied World Assurance Co. Holdings AG	4,105	168,880
Allstate Corp. (The)	18,576	1,294,004
American Financial Group Inc./OH	3,165	200,028
American International Group Inc.	61,161	3,442,753
Aon PLC	12,491	1,202,009
Arch Capital Group Ltd.[a]	5,718	346,968
Arthur J Gallagher & Co.	7,306	349,446
Aspen Insurance Holdings Ltd.	2,900	135,517
Assurant Inc.	2,970	182,536
Assured Guaranty Ltd.	6,928	180,059
Axis Capital Holdings Ltd.	4,376	227,815
Brown & Brown Inc.	5,209	166,428
Chubb Corp. (The)	10,289	1,011,923
Cincinnati Financial Corp.	6,485	328,400
CNO Financial Group Inc.	8,986	152,762
Endurance Specialty Holdings Ltd.	1,908	115,205
Erie Indemnity Co. Class A	1,126	93,177
Everest Re Group Ltd.	1,993	356,568
First American Financial Corp.	4,751	165,287
FNF Group	12,510	450,235
Genworth Financial Inc. Class Aa	21,756	191,235
Hanover Insurance Group Inc. (The)	2,005	137,483
Hartford Financial Services Group Inc. (The)	18,762	764,927
HCC Insurance Holdings Inc.	4,168	237,409
Kemper Corp.	2,180	82,121
Lincoln National Corp.	11,454	647,036
Loews Corp.	13,351	555,936
Markel Corp.[a]	629	465,863
Marsh & McLennan Companies Inc.	24,021	1,349,019
Mercury General Corp.	1,328	72,960
MetLife Inc.	49,810	2,554,755
Old Republic International Corp.	10,679	163,282
PartnerRe Ltd.	2,201	281,728
Primerica Inc.	2,198	101,592
Principal Financial Group Inc.	12,097	618,399
ProAssurance Corp.	2,403	108,015
Progressive Corp. (The)	23,644	630,349
Prudential Financial Inc.	20,133	1,642,853
Reinsurance Group of America Inc.	3,123	286,129

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
RenaissanceRe Holdings Ltd.[b]	1,960	$200,880
RLI Corp.	1,534	76,178
StanCorp Financial Group Inc.	1,948	140,412
Symetra Financial Corp.	4,429	105,189
Torchmark Corp.	5,771	323,811
Travelers Companies Inc. (The)	14,323	1,448,199
Unum Group	11,188	382,182
Validus Holdings Ltd.	3,710	155,189
White Mountains Insurance Group Ltd.	265	179,132
Willis Group Holdings PLC	8,059	391,909
WR Berkley Corp.	4,560	223,394
XL Group PLC	13,443	498,466

		28,715,456
INTERNET & CATALOG RETAIL — 1.40%
Amazon.com Inc.[a]	16,953	7,150,436
Expedia Inc.	4,375	412,256
Groupon Inc.[a,b]	18,980	131,342
HSN Inc.	1,460	91,133
Liberty Interactive Corp. Series Aa	19,664	565,537
Liberty TripAdvisor Holdings Inc. Class Aa	2,851	84,703
Liberty Ventures Series Aa	5,967	248,705
Netflix Inc.[a]	2,683	1,493,089
Priceline Group Inc. (The)[a]	2,307	2,855,628
Shutterfly Inc.[a,b]	1,683	75,331
TripAdvisor Inc.[a]	5,019	403,979

		13,512,139
INTERNET SOFTWARE & SERVICES — 3.19%
Akamai Technologies Inc.[a]	7,898	582,715
AOL Inc.[a]	3,482	138,932
Box Inc. Class Aa,b	588	10,061
CoStar Group Inc.[a,b]	1,411	288,451
eBay Inc.[a,b]	49,086	2,859,750
Equinix Inc.[b]	2,510	642,384
Facebook Inc. Class Aa	93,422	7,358,851
Google Inc. Class Aa	12,712	6,975,964
Google Inc. Class Ca	12,775	6,864,503
IAC/InterActiveCorp	3,428	239,343
j2 Global Inc.	2,129	147,689
LinkedIn Corp. Class Aa	4,710	1,187,532
Pandora Media Inc.[a,b]	8,356	149,071
Rackspace Hosting Inc.[a]	5,351	288,419
Twitter Inc.[a]	22,948	894,054
VeriSign Inc.[a,b]	4,689	297,798

Security	Shares	Value
Yahoo! Inc.[a]	38,802	$1,651,607
Yelp Inc.[a,b]	2,854	112,419
Zillow Group Inc. Class Aa,b	1,886	184,149

		30,873,692
IT SERVICES — 3.27%
Accenture PLC Class A	27,977	2,592,069
Acxiom Corp.[a]	3,263	56,972
Alliance Data Systems Corp.[a,b]	2,810	835,441
Amdocs Ltd.	6,924	381,305
Automatic Data Processing Inc.	21,177	1,790,304
Broadridge Financial Solutions Inc.	5,446	293,648
CACI International Inc. Class Aa	1,020	90,005
Cognizant Technology Solutions Corp. Class Aa	27,143	1,588,951
Computer Sciences Corp.	6,222	401,008
Convergys Corp.	4,316	97,887
CoreLogic Inc./U.S.[a]	4,035	157,809
DST Systems Inc.	1,212	139,477
Euronet Worldwide Inc.[a]	2,128	124,445
Fidelity National Information Services Inc.	12,679	792,311
Fiserv Inc.[a]	10,639	825,586
FleetCor Technologies Inc.[a]	3,339	537,212
Gartner Inc.[a]	3,825	317,399
Genpact Ltd.[a]	6,895	150,725
Global Payments Inc.	2,936	294,422
International Business Machines Corp.	40,923	7,009,701
Jack Henry & Associates Inc.	3,672	244,225
Leidos Holdings Inc.	2,823	117,550
MasterCard Inc. Class A	43,353	3,910,874
MAXIMUS Inc.	3,008	192,542
NeuStar Inc. Class Aa,b	2,721	81,630
Paychex Inc.	14,613	707,123
Science Applications International Corp.	1,777	89,028
Teradata Corp.[a,b]	6,469	284,571
Total System Services Inc.	7,409	293,100
Vantiv Inc. Class Aa	6,469	252,938
VeriFone Systems Inc.[a]	5,149	184,180
Visa Inc. Class A	86,167	5,691,330
Western Union Co. (The)[b]	23,373	474,004
WEX Inc.[a]	1,688	190,254
Xerox Corp.	45,907	527,930

		31,717,956

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
LEISURE PRODUCTS — 0.15%
Brunswick Corp./DE	4,178	$209,067
Hasbro Inc.	4,857	343,827
Mattel Inc.	14,953	421,077
Polaris Industries Inc.	2,674	366,231
Vista Outdoor Inc.[a]	2,744	120,077

		1,460,279
LIFE SCIENCES TOOLS & SERVICES — 0.62%
Agilent Technologies Inc.	15,011	621,005
Bio-Rad Laboratories Inc. Class Aa	890	119,660
Bio-Techne Corp.	1,635	156,895
Bruker Corp.[a,b]	5,199	98,573
Charles River Laboratories International Inc.[a]	2,132	147,449
Illumina Inc.[a]	6,336	1,167,408
Mettler-Toledo International Inc.[a]	1,255	397,848
PAREXEL International Corp.[a,b]	2,477	157,475
PerkinElmer Inc.	4,985	255,531
Quintiles Transnational Holdings Inc.[a]	3,103	204,426
Thermo Fisher Scientific Inc.	17,613	2,213,602
Waters Corp.[a]	3,637	455,316

		5,995,188
MACHINERY — 1.78%
Actuant Corp. Class A	2,767	65,910
AGCO Corp.	3,715	191,360
Allison Transmission Holdings Inc.	7,453	228,658
Caterpillar Inc.	26,995	2,345,326
Chart Industries Inc.[a]	1,324	53,688
CLARCOR Inc.	2,217	144,105
Colfax Corp.[a,b]	4,317	214,080
Crane Co.	2,131	130,225
Cummins Inc.	7,492	1,035,844
Deere & Co.	15,131	1,369,658
Donaldson Co. Inc.	5,607	209,534
Dover Corp.	7,309	553,438
Flowserve Corp.	6,029	352,877
Graco Inc.	2,660	190,509
Harsco Corp.	3,538	56,891
Hillenbrand Inc.	2,736	80,411
IDEX Corp.	3,536	265,235
Illinois Tool Works Inc.	15,559	1,456,011
Ingersoll-Rand PLC	11,640	766,378
ITT Corp.	4,076	161,613
Joy Global Inc.	4,432	188,980

Security	Shares	Value
Kennametal Inc.	3,486	$123,439
Lincoln Electric Holdings Inc.	3,433	229,530
Manitowoc Co. Inc. (The)	5,852	115,460
Middleby Corp. (The)[a]	2,542	257,606
Mueller Industries Inc.	2,479	86,864
Navistar International Corp.[a,b]	2,961	88,712
Nordson Corp.	2,632	209,639
Oshkosh Corp.	3,616	194,685
PACCAR Inc.	15,773	1,030,766
Pall Corp.	4,709	458,280
Parker-Hannifin Corp.	6,349	757,817
Pentair PLC	8,038	499,562
Snap-on Inc.	2,554	381,951
SPX Corp.	1,879	144,683
Stanley Black & Decker Inc.	7,008	691,690
Terex Corp.	4,892	134,334
Timken Co. (The)	3,169	124,510
Toro Co. (The)	2,450	164,248
Trinity Industries Inc.	6,982	189,142
Valmont Industries Inc.	1,015	127,910
WABCO Holdings Inc.[a]	2,456	305,649
Wabtec Corp./DE	4,318	406,108
Woodward Inc.	2,674	125,812
Xylem Inc./NY	8,224	304,453

		17,213,581
MARINE — 0.02%
Kirby Corp.[a]	2,508	196,953

		196,953
MEDIA — 3.68%
AMC Networks Inc. Class Aa	2,641	199,237
Cablevision Systems Corp. Class A	9,467	189,151
CBS Corp. Class B NVS	20,390	1,266,831
Charter Communications Inc. Class Aa	3,663	685,201
Cinemark Holdings Inc.	4,522	192,773
Comcast Corp. Class A	113,121	6,533,869
DIRECTV[a]	22,390	2,030,885
Discovery Communications Inc. Class Aa,b	6,532	211,375
Discovery Communications Inc. Class C NVS[a]	11,787	356,321
DISH Network Corp. Class Aa	9,511	643,514
DreamWorks Animation SKG Inc. Class Aa,b	3,165	82,480
Gannett Co. Inc.	10,146	348,211

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Interpublic Group of Companies Inc. (The)	18,505	$385,644
John Wiley & Sons Inc. Class A	2,021	114,954
Liberty Broadband Corp. Class Aa	1,087	58,959
Liberty Broadband Corp. Class Ca	2,849	154,587
Liberty Global PLC Series Aa	11,166	582,195
Liberty Global PLC Series C NVS[a]	26,640	1,343,988
Liberty Media Corp. Class Aa	4,420	169,639
Liberty Media Corp. Class Ca	8,840	335,478
Lions Gate Entertainment Corp.	3,707	114,954
Live Nation Entertainment Inc.[a]	6,234	156,224
Madison Square Garden Co. (The) Class Aa	2,719	218,336
Meredith Corp.	1,602	83,368
New York Times Co. (The) Class A	5,594	74,904
News Corp. Class Aa	21,921	345,913
Omnicom Group Inc.	10,888	824,875
Regal Entertainment Group Class A	3,497	76,934
Scripps Networks Interactive Inc. Class A	4,342	303,332
Sinclair Broadcast Group Inc. Class A	3,302	101,173
Sirius XM Holdings Inc.[a]	116,467	460,045
Starz Series Aa,b	3,733	146,819
Time Inc.	4,916	112,232
Time Warner Cable Inc.	12,509	1,945,400
Time Warner Inc.	37,021	3,124,943
Tribune Media Co.	4,124	231,233
Twenty-First Century Fox Inc. Class A	81,513	2,777,963
Viacom Inc. Class B NVS	16,147	1,121,409
Walt Disney Co. (The)	69,591	7,565,933

		35,671,282
METALS & MINING — 0.47%
Alcoa Inc.	54,341	729,256
Allegheny Technologies Inc.	4,748	161,385
Carpenter Technology Corp.	2,389	103,324
Cliffs Natural Resources Inc.[b]	6,687	39,721
Commercial Metals Co.	5,072	84,195
Compass Minerals International Inc.	1,445	127,637
Freeport-McMoRan Inc.	46,387	1,079,425
Newmont Mining Corp.	21,943	581,270
Nucor Corp.	14,274	697,428
Reliance Steel & Aluminum Co.	3,437	222,443
Royal Gold Inc.	2,876	185,588
Steel Dynamics Inc.	10,593	234,423
Stillwater Mining Co.[a,b]	5,039	67,674

Security	Shares	Value
TimkenSteel Corp.	1,755	$51,228
U.S. Steel Corp.	6,375	153,128
Worthington Industries Inc.	2,377	64,250

		4,582,375
MULTI-UTILITIES — 1.09%
Alliant Energy Corp.	4,905	296,605
Ameren Corp.	10,713	438,590
Avista Corp.	2,640	86,117
Black Hills Corp.	1,956	96,411
CenterPoint Energy Inc.	18,901	396,354
CMS Energy Corp.	12,115	411,062
Consolidated Edison Inc.	13,084	805,320
Dominion Resources Inc./VA	26,189	1,877,228
DTE Energy Co.	7,817	622,468
Integrys Energy Group Inc.	3,464	253,218
MDU Resources Group Inc.	8,387	186,946
NiSource Inc.	14,120	613,090
NorthWestern Corp.	1,985	103,399
PG&E Corp.	21,208	1,122,327
Public Service Enterprise Group Inc.	22,566	937,392
SCANA Corp.	6,412	339,708
Sempra Energy	10,304	1,093,976
TECO Energy Inc.	10,334	195,829
Vectren Corp.	3,633	156,837
Wisconsin Energy Corp.	10,070	494,638

		10,527,515
MULTILINE RETAIL — 0.70%
Big Lots Inc.	2,240	102,077
Dillard’s Inc. Class A	1,101	144,881
Dollar General Corp.	13,471	979,476
Dollar Tree Inc.[a]	9,153	699,381
Family Dollar Stores Inc.	4,256	332,564
JC Penney Co. Inc.[a,b]	12,736	105,709
Kohl’s Corp.	9,019	646,211
Macy’s Inc.	15,063	973,522
Nordstrom Inc.	6,345	479,428
Sears Holdings Corp.[a,b]	2,076	82,915
Target Corp.	28,368	2,236,249

		6,782,413
OIL, GAS & CONSUMABLE FUELS — 6.55%
Anadarko Petroleum Corp.	22,572	2,124,025
Antero Resources Corp.[a,b]	2,539	112,503
Apache Corp.	16,779	1,147,684
Cabot Oil & Gas Corp.	18,450	623,979

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
California Resources Corp.	14,146	$131,558
Carrizo Oil & Gas Inc.[a]	2,069	115,305
Cheniere Energy Inc.[a]	9,809	750,290
Chesapeake Energy Corp.	23,059	363,640
Chevron Corp.	83,650	9,290,169
Cimarex Energy Co.	3,897	484,787
Cobalt International Energy Inc.[a]	13,158	140,791
Concho Resources Inc.[a]	5,275	668,132
ConocoPhillips	54,840	3,724,733
CONSOL Energy Inc.	10,077	327,301
Continental Resources Inc./OKa,b	3,754	197,573
Denbury Resources Inc.	15,999	140,951
Devon Energy Corp.	17,199	1,173,144
Diamondback Energy Inc.[a]	2,597	214,434
Energen Corp.	3,171	225,680
Energy XXI Ltd.[b]	4,120	18,004
EOG Resources Inc.	24,436	2,417,942
EQT Corp.	6,822	613,571
Exxon Mobil Corp.	186,550	16,298,874
Gulfport Energy Corp.[a]	4,234	207,212
Hess Corp.	10,829	832,750
HollyFrontier Corp.	8,777	340,372
Kinder Morgan Inc./DE	75,899	3,259,862
Laredo Petroleum Inc.[a,b]	5,117	80,849
Marathon Oil Corp.	30,224	939,966
Marathon Petroleum Corp.	12,170	1,199,597
Murphy Oil Corp.	7,489	356,551
Newfield Exploration Co.[a]	7,053	276,760
Noble Energy Inc.	17,201	872,435
Oasis Petroleum Inc.[a,b]	5,962	106,958
Occidental Petroleum Corp.	34,190	2,738,619
ONEOK Inc.	9,271	445,935
PBF Energy Inc.	3,833	108,781
Peabody Energy Corp.[b]	11,910	56,334
Phillips 66	24,224	1,921,205
Pioneer Natural Resources Co.	6,652	1,149,333
QEP Resources Inc.	7,308	164,430
Range Resources Corp.	7,490	476,064
Rosetta Resources Inc.[a,b]	3,341	76,275
SandRidge Energy Inc.[a,b]	15,272	28,864
SemGroup Corp. Class A	1,965	165,433
SM Energy Co.	2,958	171,475
Southwestern Energy Co.[a,b]	17,164	481,107
Spectra Energy Corp.	29,879	1,112,993
Stone Energy Corp.[a,b]	2,188	37,349

Security	Shares	Value
Targa Resources Corp.	2,145	$225,161
Teekay Corp.	2,116	105,186
Tesoro Corp.	5,493	471,464
Ultra Petroleum Corp.[a,b]	6,662	113,454
Valero Energy Corp.	22,948	1,305,741
Western Refining Inc.	3,148	138,669
Whiting Petroleum Corp.[a]	9,083	344,337
Williams Companies Inc. (The)	29,995	1,535,444
World Fuel Services Corp.	3,186	176,823
WPX Energy Inc.[a]	8,838	121,523

		63,450,381
PAPER & FOREST PRODUCTS — 0.15%
Domtar Corp.	2,843	122,874
International Paper Co.	18,840	1,012,085
KapStone Paper and Packaging Corp.	3,886	108,614
Louisiana-Pacific Corp.[a]	6,147	93,680
Resolute Forest Products Inc.[a]	4,248	65,504

		1,402,757
PERSONAL PRODUCTS — 0.13%
Avon Products Inc.	19,007	155,287
Estee Lauder Companies Inc. (The) Class A	9,925	806,803
Herbalife Ltd.[a,b]	2,999	124,519
Nu Skin Enterprises Inc. Class A	2,605	147,313

		1,233,922
PHARMACEUTICALS — 5.44%
AbbVie Inc.	71,005	4,591,183
Actavis PLC[a]	17,344	4,905,924
Akorn Inc.[a]	3,623	150,862
Bristol-Myers Squibb Co.	73,825	4,704,867
Eli Lilly & Co.	43,563	3,130,873
Endo International PLC[a]	7,893	663,525
Hospira Inc.[a]	7,580	661,658
Impax Laboratories Inc.[a]	2,871	129,942
Jazz Pharmaceuticals PLC[a]	2,680	478,916
Johnson & Johnson	123,653	12,266,378
Mallinckrodt PLC[a]	5,201	588,649
Merck & Co. Inc.	126,324	7,523,857
Mylan NVa	18,069	1,305,666
Pacira Pharmaceuticals Inc./DEa	1,647	112,787
Perrigo Co. PLC	6,287	1,152,281
Pfizer Inc.	272,654	9,251,150
Theravance Inc.[b]	3,392	55,120

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Zoetis Inc.	22,305	$990,788

		52,664,426
PROFESSIONAL SERVICES — 0.36%
Advisory Board Co. (The)[a]	1,886	97,864
Corporate Executive Board Co. (The)	1,460	122,392
Dun & Bradstreet Corp. (The)	1,577	201,336
Equifax Inc.	5,233	507,235
FTI Consulting Inc.[a,b]	1,820	74,820
IHS Inc. Class Aa	3,055	383,311
ManpowerGroup Inc.	3,497	298,399
Nielsen NV	14,065	632,081
Robert Half International Inc.	5,897	326,989
Towers Watson & Co. Class A	3,039	385,664
Verisk Analytics Inc. Class Aa	6,578	493,613

		3,523,704
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.58%
Alexandria Real Estate Equities Inc.	3,172	293,029
American Campus Communities Inc.	4,958	199,014
American Capital Agency Corp.	15,634	322,608
American Homes 4 Rent Class A	6,425	108,518
American Realty Capital Properties Inc.	40,569	366,338
American Tower Corp.	18,815	1,778,582
Annaly Capital Management Inc.	41,882	421,752
Apartment Investment & Management Co. Class A	6,834	257,847
ARMOUR Residential REIT Inc.	16,494	49,482
AvalonBay Communities Inc.	5,841	959,910
BioMed Realty Trust Inc.	9,046	187,705
Boston Properties Inc.	6,827	903,280
Brandywine Realty Trust	7,925	115,547
Camden Property Trust	3,872	290,710
CBL & Associates Properties Inc.	7,672	138,173
Chimera Investment Corp.	9,000	136,710
Colony Capital Inc.[b]	5,102	132,193
Columbia Property Trust Inc.	5,507	144,449
Communications Sales & Leasing Inc.[a,b]	5,242	157,667
Corporate Office Properties Trust	4,330	114,269
Corrections Corp. of America	5,119	188,328
Cousins Properties Inc.	9,559	93,105
Crown Castle International Corp.	14,851	1,240,504
CubeSmart	7,237	166,958
CYS Investments Inc.[b]	7,726	68,916
DCT Industrial Trust Inc.	3,820	126,213
DDR Corp.	13,562	231,232

Security	Shares	Value
DiamondRock Hospitality Co.	8,524	$115,585
Digital Realty Trust Inc.[b]	6,003	380,650
Douglas Emmett Inc.	6,152	175,332
Duke Realty Corp.	15,491	306,877
DuPont Fabros Technology Inc.	2,922	91,020
EastGroup Properties Inc.	1,336	76,419
EPR Properties	2,455	141,580
Equity Commonwealth[a]	5,932	149,546
Equity Lifestyle Properties Inc.	3,618	191,103
Equity Residential	16,193	1,196,015
Essex Property Trust Inc.[b]	2,896	642,767
Extra Space Storage Inc.	4,858	320,288
Federal Realty Investment Trust	3,054	408,228
Gaming and Leisure Properties Inc.	4,085	145,835
General Growth Properties Inc.	27,859	763,337
GEO Group Inc. (The)	3,431	133,809
Hatteras Financial Corp.	4,385	79,193
HCP Inc.	20,463	824,454
Health Care REIT Inc.	15,553	1,120,127
Healthcare Realty Trust Inc.	4,274	109,414
Healthcare Trust of America Inc. Class A	5,487	142,058
Highwoods Properties Inc.	4,183	180,036
Home Properties Inc.	2,623	192,948
Hospitality Properties Trust	6,517	196,031
Host Hotels & Resorts Inc.	33,885	682,444
Invesco Mortgage Capital Inc.	5,753	88,596
Iron Mountain Inc.[b]	8,387	289,268
Kilroy Realty Corp.	3,827	271,679
Kimco Realty Corp.	18,329	441,729
Kite Realty Group Trust	3,891	101,944
Lamar Advertising Co. Class A	3,686	213,641
LaSalle Hotel Properties	4,923	180,625
Lexington Realty Trust	9,018	83,597
Liberty Property Trust	6,476	225,624
Macerich Co. (The)	6,230	509,365
Mack-Cali Realty Corp.	3,926	70,472
Medical Properties Trust Inc.	8,952	125,149
MFA Financial Inc.	16,365	127,156
Mid-America Apartment Communities Inc.	3,327	248,227
National Retail Properties Inc.[b]	5,816	223,334
NorthStar Realty Finance Corp.	11,224	210,562
Omega Healthcare Investors Inc.	7,014	253,135
Outfront Media Inc.	6,027	173,106

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Paramount Group Inc.	6,331	$115,984
Pebblebrook Hotel Trust	3,287	141,144
Piedmont Office Realty Trust Inc. Class A	6,682	116,801
Plum Creek Timber Co. Inc.[b]	7,815	329,793
Post Properties Inc.[b]	2,409	137,723
Potlatch Corp.	1,759	64,925
Prologis Inc.	22,785	915,957
Public Storage	6,436	1,209,389
Rayonier Inc.	5,511	141,026
Realty Income Corp.[b]	9,996	469,512
Redwood Trust Inc.	3,612	62,090
Regency Centers Corp.[b]	4,104	257,649
Retail Properties of America Inc. Class A	10,799	163,173
RLJ Lodging Trust	5,835	173,124
Ryman Hospitality Properties Inc.[b]	2,247	129,517
Senior Housing Properties Trust	10,213	209,060
Simon Property Group Inc.	13,849	2,513,455
SL Green Realty Corp.[b]	4,383	536,304
Sovran Self Storage Inc.	1,566	136,774
Spirit Realty Capital Inc.	17,939	202,531
Starwood Property Trust Inc.[b]	10,040	241,060
Strategic Hotels & Resorts Inc.[a]	12,184	142,553
Sun Communities Inc.	2,202	136,656
Sunstone Hotel Investors Inc.	8,998	140,189
Tanger Factory Outlet Centers Inc.	4,109	137,980
Taubman Centers Inc.	2,714	195,435
Two Harbors Investment Corp.	16,236	170,478
UDR Inc.	11,515	377,347
Urban Edge Properties	3,849	87,103
Ventas Inc.	14,317	986,441
Vornado Realty Trust	7,791	806,291
Washington REIT	2,884	71,292
Weingarten Realty Investors	4,895	160,360
Weyerhaeuser Co.	23,318	734,750
WP Carey Inc.	4,378	277,915
WP GLIMCHER Inc.	8,142	122,130
Xenia Hotels & Resorts Inc.	4,976	109,024

		34,718,279
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.18%
Alexander & Baldwin Inc.	1,897	76,790
Altisource Portfolio Solutions SAa,b	747	18,115
CBRE Group Inc. Class Aa	12,606	483,314
Forest City Enterprises Inc. Class Aa	7,705	183,071

Security	Shares	Value
Howard Hughes Corp. (The)[a,b]	1,633	$242,451
Jones Lang LaSalle Inc.	2,010	333,781
Realogy Holdings Corp.[a]	6,428	304,751
St. Joe Co. (The)[a,b]	3,877	67,654

		1,709,927
ROAD & RAIL — 0.98%
Avis Budget Group Inc.[a]	4,768	258,139
Con-way Inc.	2,427	99,750
CSX Corp.	44,098	1,591,497
Genesee & Wyoming Inc. Class Aa	2,229	207,185
Hertz Global Holdings Inc.[a]	19,755	411,694
JB Hunt Transport Services Inc.	4,062	354,206
Kansas City Southern	4,938	506,096
Landstar System Inc.	2,031	126,552
Norfolk Southern Corp.	13,701	1,381,746
Old Dominion Freight Line Inc.[a,b]	3,090	219,792
Ryder System Inc.	2,325	221,712
Union Pacific Corp.	39,144	4,158,267

		9,536,636
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.34%
Advanced Micro Devices Inc.[a,b]	26,299	59,436
Altera Corp.	13,220	551,010
Analog Devices Inc.	13,874	857,968
Applied Materials Inc.	54,690	1,082,315
Atmel Corp.	18,294	138,669
Avago Technologies Ltd.	11,423	1,335,120
Broadcom Corp. Class A	24,294	1,073,916
Cavium Inc.[a]	2,483	160,874
Cree Inc.[a,b]	4,975	157,608
Cypress Semiconductor Corp.[a]	13,913	185,321
Fairchild Semiconductor International Inc.[a]	4,789	86,992
First Solar Inc.[a,b]	3,375	201,386
Integrated Device Technology Inc.[a]	6,363	115,743
Intel Corp.	210,834	6,862,647
KLA-Tencor Corp.	7,353	432,356
Lam Research Corp.	7,116	537,827
Linear Technology Corp.	10,534	485,933
Marvell Technology Group Ltd.	18,974	265,826
Maxim Integrated Products Inc.	12,486	409,915
Microchip Technology Inc.	9,064	431,945
Micron Technology Inc.[a]	47,952	1,348,890
Microsemi Corp.[a]	4,119	137,410
NVIDIA Corp.	23,155	513,925

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
ON Semiconductor Corp.[a]	19,801	$228,108
Qorvo Inc.[a]	6,595	434,676
Semtech Corp.[a]	3,052	71,081
Silicon Laboratories Inc.[a]	1,674	86,496
Skyworks Solutions Inc.	8,450	779,512
SunEdison Inc.[a]	11,090	280,799
Synaptics Inc.[a,b]	1,623	137,501
Teradyne Inc.	9,841	179,598
Texas Instruments Inc.	46,509	2,521,253
Xilinx Inc.	11,512	499,160

		22,651,216
SOFTWARE — 4.07%
ACI Worldwide Inc.[a]	4,911	113,100
Activision Blizzard Inc.	21,937	500,493
Adobe Systems Inc.[a]	21,208	1,613,080
ANSYS Inc.[a]	3,931	337,437
Aspen Technology Inc.[a]	3,750	166,462
Autodesk Inc.[a]	10,162	577,506
CA Inc.	13,969	443,795
Cadence Design Systems Inc.[a,b]	12,768	238,123
CDK Global Inc.	7,075	339,034
Citrix Systems Inc.[a]	7,012	470,926
CommVault Systems Inc.[a]	1,965	89,899
Electronic Arts Inc.[a]	13,929	809,136
FactSet Research Systems Inc.	1,693	266,461
Fair Isaac Corp.	1,451	128,355
Fortinet Inc.[a,b]	6,147	231,988
Guidewire Software Inc.[a]	3,194	159,540
Informatica Corp.[a]	4,763	228,957
Intuit Inc.	12,334	1,237,470
Manhattan Associates Inc.[a]	3,197	168,034
Mentor Graphics Corp.	4,179	100,003
Microsoft Corp.	364,843	17,745,964
NetSuite Inc.[a,b]	1,637	156,448
Nuance Communications Inc.[a]	11,630	178,288
Oracle Corp.	142,738	6,226,232
PTC Inc.[a]	5,282	202,512
Qlik Technologies Inc.[a,b]	3,921	136,412
Red Hat Inc.[a]	8,072	607,499
Rovi Corp.[a]	3,905	72,282
salesforce.com inc.[a]	26,941	1,961,844
ServiceNow Inc.[a]	5,922	443,321
SolarWinds Inc.[a]	2,964	144,584
Solera Holdings Inc.	3,046	147,792
Splunk Inc.[a]	5,338	354,150

Security	Shares	Value
SS&C Technologies Holdings Inc.	3,051	$183,579
Symantec Corp.	30,547	761,384
Synopsys Inc.[a]	6,793	318,456
Tableau Software Inc. Class Aa	1,843	180,319
Take-Two Interactive Software Inc.[a]	3,956	93,757
TiVo Inc.[a]	3,939	43,526
Tyler Technologies Inc.[a]	1,516	184,876
Ultimate Software Group Inc. (The)[a]	1,292	214,756
Verint Systems Inc.[a]	2,742	168,441
VMware Inc. Class Aa,b	3,790	333,899
Workday Inc. Class Aa,b	4,189	382,079

		39,462,199
SPECIALTY RETAIL — 2.46%
Aaron’s Inc.	3,072	104,448
Abercrombie & Fitch Co. Class A	3,304	74,274
Advance Auto Parts Inc.	3,291	470,613
American Eagle Outfitters Inc.	8,191	130,319
ANN INC.[a]	1,907	72,199
Asbury Automotive Group Inc.[a]	1,227	103,105
Ascena Retail Group Inc.[a]	5,586	83,734
AutoNation Inc.[a]	3,301	203,176
AutoZone Inc.[a]	1,412	949,796
Bed Bath & Beyond Inc.[a]	8,286	583,831
Best Buy Co. Inc.	12,920	447,678
Cabela’s Inc.[a]	2,020	106,535
CarMax Inc.[a]	9,360	637,510
Chico’s FAS Inc.	6,830	115,154
CST Brands Inc.	3,324	138,644
Dick’s Sporting Goods Inc.	4,257	230,985
DSW Inc. Class A	3,302	119,763
Foot Locker Inc.	6,188	367,877
GameStop Corp. Class Ab	4,704	181,292
Gap Inc. (The)	11,740	465,374
Genesco Inc.[a,b]	1,081	73,065
GNC Holdings Inc. Class A	3,874	166,776
Group 1 Automotive Inc.	942	74,399
Guess? Inc.	2,711	49,638
Home Depot Inc. (The)	58,666	6,276,089
L Brands Inc.	10,947	978,224
Lithia Motors Inc. Class A	1,068	106,512
Lowe’s Companies Inc.	43,342	2,984,530
Lumber Liquidators Holdings Inc.[a,b]	1,217	33,455
Men’s Wearhouse Inc. (The)	2,006	113,519
Murphy USA Inc.[a]	2,000	130,660
O’Reilly Automotive Inc.[a]	4,540	988,948

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Office Depot Inc.[a]	21,866	$201,604
Pier 1 Imports Inc.	4,419	55,900
Restoration Hardware Holdings Inc.[a,b]	1,649	142,094
Ross Stores Inc.	9,260	915,629
Sally Beauty Holdings Inc.[a,b]	5,546	173,091
Signet Jewelers Ltd.	3,547	475,759
Staples Inc.	28,627	467,193
Tiffany & Co.	4,988	436,350
TJX Companies Inc. (The)	30,322	1,956,982
Tractor Supply Co.	6,096	524,622
Ulta Salon Cosmetics & Fragrance Inc.[a,b]	2,833	428,038
Urban Outfitters Inc.[a]	4,398	176,096
Williams-Sonoma Inc.	3,803	279,635

		23,795,115
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.24%
3D Systems Corp.[a,b]	4,542	113,959
Apple Inc.	259,055	32,420,733
Diebold Inc.	2,792	97,078
Electronics For Imaging Inc.[a]	2,047	85,421
EMC Corp./MA	88,610	2,384,495
Hewlett-Packard Co.	81,021	2,671,263
Lexmark International Inc. Class A	2,788	123,759
NCR Corp.[a]	7,382	202,562
NetApp Inc.	13,732	497,785
SanDisk Corp.	9,494	635,528
Seagate Technology PLC	14,614	858,134
Western Digital Corp.	9,616	939,868

		41,030,585
TEXTILES, APPAREL & LUXURY GOODS — 0.88%
Carter’s Inc.	2,398	239,464
Coach Inc.	12,150	464,251
Deckers Outdoor Corp.[a,b]	1,517	112,258
Fossil Group Inc.[a,b]	2,013	169,052
Hanesbrands Inc.	17,944	557,700
Iconix Brand Group Inc.[a,b]	2,278	59,934
Kate Spade & Co.[a,b]	5,820	190,314
lululemon athletica Inc.[a]	4,703	299,299
Michael Kors Holdings Ltd.[a]	8,856	547,832
NIKE Inc. Class B	31,175	3,081,337
PVH Corp.	3,618	373,920
Ralph Lauren Corp.	2,710	361,541
Skechers U.S.A. Inc. Class Aa	1,866	167,791
Steven Madden Ltd.[a]	2,493	97,277

Security	Shares	Value
Under Armour Inc. Class Aa,b	7,479	$579,996
VF Corp.	15,286	1,107,165
Wolverine World Wide Inc.[b]	4,424	135,950

		8,545,081
THRIFTS & MORTGAGE FINANCE — 0.11%
Capitol Federal Financial Inc.	6,184	74,208
Hudson City Bancorp Inc.	20,992	195,226
MGIC Investment Corp.[a]	14,930	155,571
New York Community Bancorp Inc.	19,449	334,328
Ocwen Financial Corp.[a,b]	4,509	38,281
Radian Group Inc.[b]	8,665	154,757
Washington Federal Inc.	4,357	94,111

		1,046,482
TOBACCO — 1.27%
Altria Group Inc.	87,444	4,376,572
Lorillard Inc.	16,021	1,119,227
Philip Morris International Inc.	68,888	5,750,082
Reynolds American Inc.	13,734	1,006,702

		12,252,583
TRADING COMPANIES & DISTRIBUTORS — 0.29%
Air Lease Corp.	4,347	167,925
Applied Industrial Technologies Inc.	1,895	79,154
Fastenal Co.	12,160	518,259
GATX Corp.	2,040	110,976
HD Supply Holdings Inc.[a]	6,726	221,958
MRC Global Inc.[a]	4,492	65,583
MSC Industrial Direct Co. Inc. Class A	2,310	164,148
NOW Inc.[a,b]	4,751	113,549
United Rentals Inc.[a,b]	4,241	409,596
Watsco Inc.	1,182	142,183
WESCO International Inc.[a]	1,927	139,014
WW Grainger Inc.	2,647	657,594

		2,789,939
WATER UTILITIES — 0.07%
American Water Works Co. Inc.	8,069	439,922
Aqua America Inc.	7,747	207,775

		647,697
WIRELESS TELECOMMUNICATION SERVICES — 0.14%
SBA Communications Corp. Class Aa	5,756	666,660
Sprint Corp.[a]	34,816	178,606
T-Mobile U.S. Inc.[a]	11,878	404,327

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® DOW JONES U.S. ETF

April 30, 2015

Security	Shares	Value
Telephone & Data Systems Inc.	4,454	$118,967

		1,368,560

TOTAL COMMON STOCKS
(Cost: $664,082,000)		967,061,841

SHORT-TERM INVESTMENTS — 2.61%

MONEY MARKET FUNDS — 2.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	22,763,854	22,763,854
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,278,772	1,278,772
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,272,698	1,272,698

		25,315,324

TOTAL SHORT-TERM INVESTMENTS
(Cost: $25,315,324)		25,315,324

TOTAL INVESTMENTS IN SECURITIES — 102.42%
(Cost: $689,397,324)		992,377,165
Other Assets Less Liabilities — (2.42)%		(23,460,210)

NET ASSETS — 100.00%		$968,916,955

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. ENERGY ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.91%

ELECTRIC UTILITIES — 0.37%
OGE Energy Corp.	251,253	$8,210,948

		8,210,948
ELECTRICAL EQUIPMENT — 0.17%
Solarcity Corp.[a,b]	64,053	3,846,383

		3,846,383
ENERGY EQUIPMENT & SERVICES — 18.70%
Atwood Oceanics Inc.	75,556	2,522,059
Baker Hughes Inc.	546,749	37,430,437
Bristow Group Inc.	43,910	2,728,128
Cameron International Corp.[a]	243,847	13,367,693
CARBO Ceramics Inc.[b]	24,694	1,092,216
Core Laboratories NVb	54,434	7,146,096
Diamond Offshore Drilling Inc.[b]	84,514	2,828,684
Dresser-Rand Group Inc.[a]	96,380	7,967,735
Dril-Quip Inc.[a]	48,684	3,881,088
Ensco PLC Class A	295,084	8,049,891
Exterran Holdings Inc.	86,409	3,203,182
FMC Technologies Inc.[a]	291,390	12,850,299
Forum Energy Technologies Inc.[a]	81,825	1,903,249
Halliburton Co.	1,068,939	52,324,564
Helix Energy Solutions Group Inc.[a]	123,614	2,037,159
Helmerich & Payne Inc.	135,396	10,556,826
McDermott International Inc.[a,b]	296,924	1,558,851
Nabors Industries Ltd.	363,545	6,071,201
National Oilwell Varco Inc.	515,741	28,061,468
Noble Corp. PLC	304,671	5,273,855
Oceaneering International Inc.	125,231	6,901,480
Oil States International Inc.[a]	64,643	3,076,360
Patterson-UTI Energy Inc.	184,061	4,113,763
Rowan Companies PLC Class A	156,153	3,308,882
Schlumberger Ltd.	1,604,377	151,790,108
SEACOR Holdings Inc.[a,b]	21,741	1,579,701
Superior Energy Services Inc.	191,398	4,880,649
Tidewater Inc.[b]	58,949	1,632,298
Transocean Ltd.[b]	428,667	8,067,513
U.S. Silica Holdings Inc.[b]	66,744	2,492,888
Unit Corp.[a,b]	57,957	2,019,222
Weatherford International PLC[a]	973,349	14,162,228

		414,879,773
MACHINERY — 0.07%
Chart Industries Inc.[a]	38,144	1,546,739

		1,546,739

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 80.35%
Anadarko Petroleum Corp.	637,377	$59,977,176
Antero Resources Corp.[a,b]	72,096	3,194,574
Apache Corp.	474,053	32,425,225
Cabot Oil & Gas Corp.	519,863	17,581,767
California Resources Corp.	386,517	3,594,608
Carrizo Oil & Gas Inc.[a,b]	58,786	3,276,144
Cheniere Energy Inc.[a]	277,227	21,205,093
Chesapeake Energy Corp.	651,382	10,272,294
Chevron Corp.	2,365,264	262,686,220
Cimarex Energy Co.	110,213	13,710,497
Cobalt International Energy Inc.[a]	373,393	3,995,305
Concho Resources Inc.[a,b]	149,869	18,982,408
ConocoPhillips	1,549,228	105,223,566
Continental Resources Inc./OKa,b	107,614	5,663,725
Denbury Resources Inc.[b]	445,718	3,926,776
Devon Energy Corp.	486,164	33,161,246
Diamondback Energy Inc.[a]	74,204	6,127,024
Energen Corp.	91,569	6,516,966
Energy XXI Ltd.[b]	117,463	513,313
EOG Resources Inc.	689,960	68,271,542
EQT Corp.	191,097	17,187,264
Exxon Mobil Corp.	5,276,924	461,044,850
Gulfport Energy Corp.[a]	119,803	5,863,159
Hess Corp.	305,796	23,515,712
HollyFrontier Corp.	246,774	9,569,896
Kinder Morgan Inc./DE	2,143,733	92,073,332
Laredo Petroleum Inc.[a,b]	156,102	2,466,412
Marathon Oil Corp.	849,181	26,409,529
Marathon Petroleum Corp.	343,533	33,862,048
Murphy Oil Corp.	209,907	9,993,672
Newfield Exploration Co.[a]	202,165	7,932,955
Noble Energy Inc.	486,601	24,680,403
Oasis Petroleum Inc.[a,b]	169,407	3,039,162
Occidental Petroleum Corp.	969,393	77,648,379
ONEOK Inc.	262,242	12,613,840
PBF Energy Inc.	107,651	3,055,135
Phillips 66	683,761	54,229,085
Pioneer Natural Resources Co.	187,407	32,380,181
QEP Resources Inc.	203,528	4,579,380
Range Resources Corp.	208,681	13,263,764
Rosetta Resources Inc.[a,b]	92,269	2,106,501
SandRidge Energy Inc.[a,b]	486,644	919,757
SemGroup Corp. Class A	54,516	4,589,702
SM Energy Co.	84,969	4,925,653

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. ENERGY ETF

April 30, 2015

Security	Shares	Value
Southwestern Energy Co.[a,b]	483,619	$13,555,841
Spectra Energy Corp.	844,301	31,450,212
Stone Energy Corp.[a,b]	70,450	1,202,582
Targa Resources Corp.	60,863	6,388,789
Teekay Corp.	58,342	2,900,181
Tesoro Corp.	157,196	13,492,133
Ultra Petroleum Corp.[a,b]	191,609	3,263,101
Valero Energy Corp.	647,786	36,859,023
Western Refining Inc.	88,782	3,910,847
Whiting Petroleum Corp.[a]	257,339	9,755,721
Williams Companies Inc. (The)	846,805	43,347,948
World Fuel Services Corp.	90,627	5,029,799
WPX Energy Inc.(a)	257,204	3,536,555

		1,782,947,972
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.25%
First Solar Inc.[a,b]	94,525	5,640,307

		5,640,307

TOTAL COMMON STOCKS
(Cost: $2,342,778,791)		2,217,072,122

SHORT-TERM INVESTMENTS — 3.00%

MONEY MARKET FUNDS — 3.00%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	61,948,495	61,948,495
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	3,479,989	3,479,989
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,165,076	1,165,076

		66,593,560

TOTAL SHORT-TERM INVESTMENTS
(Cost: $66,593,560)		66,593,560

TOTAL INVESTMENTS IN SECURITIES — 102.91%
(Cost: $2,409,372,351)		2,283,665,682
Other Assets, Less Liabilities — (2.91)%		(64,549,821)

NET ASSETS — 100.00%		$2,219,115,861

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® U.S. HEALTHCARE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.89%
BIOTECHNOLOGY — 22.22%
Alexion Pharmaceuticals Inc.[a]	167,508	$28,347,380
Alkermes PLC[a]	122,647	6,790,964
Alnylam Pharmaceuticals Inc.[a,b]	60,458	6,158,856
Amgen Inc.	628,555	99,255,120
Biogen Inc.[a,b]	194,412	72,696,479
BioMarin Pharmaceutical Inc.[a]	129,294	14,487,393
Celgene Corp.[a]	663,424	71,689,597
Cepheid[a]	58,835	3,300,643
Gilead Sciences Inc.[a,b]	1,233,705	123,999,690
Incyte Corp.[a]	129,693	12,600,972
Intercept Pharmaceuticals Inc.[a,b]	11,270	2,849,169
Isis Pharmaceuticals Inc.[a,b]	97,766	5,545,288
MannKind Corp.[a,b]	219,054	939,742
Medivation Inc.[a]	64,880	7,833,611
Myriad Genetics Inc.[a,b]	58,662	1,937,606
PDL BioPharma Inc.	133,966	893,553
Puma Biotechnology Inc.[a,b]	17,712	3,198,433
Regeneron Pharmaceuticals Inc.[a,b]	61,165	27,980,541
Seattle Genetics Inc.[a,b]	83,030	2,851,250
United Therapeutics Corp.[a,b]	38,642	6,170,741
Vertex Pharmaceuticals Inc.[a]	200,730	24,745,994

		524,273,022
COMMERCIAL SERVICES & SUPPLIES — 0.08%
Healthcare Services Group Inc.	58,892	1,782,661

		1,782,661
HEALTH CARE EQUIPMENT & SUPPLIES — 16.32%
Abbott Laboratories	1,249,696	58,010,888
Alere Inc.[a]	65,055	3,088,811
Align Technology Inc.[a]	59,833	3,520,574
Baxter International Inc.	449,221	30,879,452
Becton Dickinson and Co.	172,834	24,347,126
Boston Scientific Corp.[a,b]	1,103,398	19,662,552
Cooper Companies Inc. (The)	40,000	7,122,800
CR Bard Inc.	61,552	10,253,332
DENTSPLY International Inc.	116,206	5,926,506
DexCom Inc.[a]	60,099	4,060,889
Edwards Lifesciences Corp.[a]	89,353	11,316,558
Haemonetics Corp.[a,b]	42,254	1,712,555
Halyard Health Inc.[a]	38,529	1,867,886
Hill-Rom Holdings Inc.	46,582	2,326,305
Hologic Inc.[a,b]	201,188	6,788,083
IDEXX Laboratories Inc.[a,b]	39,018	4,891,687

Security	Shares	Value
Intuitive Surgical Inc.[a,b]	30,365	$15,060,433
Medtronic PLC	1,180,347	87,876,834
ResMed Inc.	116,476	7,447,475
Sirona Dental Systems Inc.[a,b]	46,247	4,289,409
St. Jude Medical Inc.	233,277	16,341,054
STERIS Corp.	49,663	3,302,590
Stryker Corp.	247,675	22,845,542
Teleflex Inc.	34,239	4,210,027
Thoratec Corp.[a]	44,407	1,781,165
Varian Medical Systems Inc.[a,b]	82,898	7,365,487
West Pharmaceutical Services Inc.	59,598	3,175,381
Zimmer Holdings Inc.	140,877	15,473,930

		384,945,331
HEALTH CARE PROVIDERS & SERVICES — 15.91%
Acadia Healthcare Co. Inc.[a,b]	41,594	2,849,189
Aetna Inc.	291,188	31,119,262
Anthem Inc.	220,895	33,339,682
Brookdale Senior Living Inc.[a]	151,840	5,501,163
Centene Corp.[a,b]	98,300	6,093,617
Cigna Corp.	213,958	26,667,725
Community Health Systems Inc.[a]	96,398	5,174,645
DaVita HealthCare Partners Inc.[a]	143,088	11,604,437
Envision Healthcare Holdings Inc.[a]	151,582	5,754,053
Express Scripts Holding Co.[a]	601,971	52,010,294
HCA Holdings Inc.[a]	243,644	18,032,093
Health Net Inc./CAa	63,609	3,349,014
HealthSouth Corp.	72,972	3,299,794
Henry Schein Inc.[a]	69,453	9,522,006
Humana Inc.	123,834	20,506,910
Laboratory Corp. of America Holdings[a]	83,235	9,951,577
LifePoint Hospitals Inc.[a]	36,502	2,733,270
Magellan Health Inc.[a]	21,948	1,389,308
MEDNAX Inc.[a,b]	79,585	5,633,026
Owens & Minor Inc.[b]	51,885	1,749,562
Patterson Companies Inc.	70,677	3,318,639
Quest Diagnostics Inc.	119,592	8,541,261
Team Health Holdings Inc.[a]	58,902	3,508,792
Tenet Healthcare Corp.[a,b]	81,990	3,924,041
UnitedHealth Group Inc.	789,923	87,997,422
Universal Health Services Inc. Class B	75,443	8,823,059
WellCare Health Plans Inc.[a]	36,331	2,813,109

		375,206,950

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE ETF

April 30, 2015

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.05%
HMS Holdings Corp.[a]	72,728	$1,237,103

		1,237,103
LIFE SCIENCES TOOLS & SERVICES — 3.73%
Bio-Rad Laboratories Inc. Class Aa	17,271	2,322,086
Bio-Techne Corp.	30,878	2,963,053
Bruker Corp.[a,b]	92,197	1,748,055
Charles River Laboratories International Inc.[a,b]	39,316	2,719,095
Illumina Inc.[a]	117,755	21,696,359
PAREXEL International Corp.[a]	45,268	2,877,913
Quintiles Transnational Holdings Inc.[a,b]	57,587	3,793,831
Thermo Fisher Scientific Inc.	328,566	41,294,175
Waters Corp.[a]	68,787	8,611,444

		88,026,011
PHARMACEUTICALS — 41.58%
AbbVie Inc.	1,320,814	85,403,833
Actavis PLC[a]	323,494	91,503,513
Akorn Inc.[a,b]	65,123	2,711,722
Bristol-Myers Squibb Co.	1,377,303	87,775,520
Eli Lilly & Co.	809,777	58,198,673
Endo International PLC[a]	147,218	12,375,881
Hospira Inc.[a]	142,228	12,415,082
Impax Laboratories Inc.[a,b]	54,780	2,479,343
Jazz Pharmaceuticals PLC[a]	50,249	8,979,496
Johnson & Johnson	2,303,296	228,486,963
Mallinckrodt PLC[a]	96,554	10,927,982
Merck & Co. Inc.	2,350,969	140,023,714
Mylan NVa	336,960	24,348,730
Pacira Pharmaceuticals Inc./DEa	29,851	2,044,196
Perrigo Co. PLC	116,753	21,398,490
Pfizer Inc.	5,076,876	172,258,403
Theravance Inc.[b]	65,996	1,072,435
Zoetis Inc.	415,305	18,447,848

		980,851,824

TOTAL COMMON STOCKS
(Cost: $2,241,550,184)		2,356,322,902

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.58%

MONEY MARKET FUNDS — 3.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	78,165,616	$78,165,616
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	4,390,995	4,390,995
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,858,931	1,858,931

		84,415,542

TOTAL SHORT-TERM INVESTMENTS
(Cost: $84,415,542)		84,415,542

TOTAL INVESTMENTS IN SECURITIES — 103.47%
(Cost: $2,325,965,726)		2,440,738,444
Other Assets, Less Liabilities — (3.47)%		(81,865,368)

NET ASSETS — 100.00%		$2,358,873,076

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.82%

COMMERCIAL SERVICES & SUPPLIES — 0.12%
Pitney Bowes Inc.	159,705	$3,572,601

		3,572,601
COMMUNICATIONS EQUIPMENT — 9.46%
ARRIS Group Inc.[a]	105,465	3,551,534
Aruba Networks Inc.[a]	86,931	2,139,372
Brocade Communications Systems Inc.	343,730	3,884,149
Ciena Corp.[a,b]	93,302	1,987,333
Cisco Systems Inc.	4,064,271	117,172,933
CommScope Holding Co. Inc.[a]	82,040	2,421,000
EchoStar Corp. Class Aa	34,007	1,700,350
F5 Networks Inc.[a,b]	57,230	6,983,205
Finisar Corp.[a,b]	82,580	1,678,851
Harris Corp.	83,263	6,681,023
InterDigital Inc./PA	29,740	1,627,373
JDS Uniphase Corp.[a]	185,775	2,351,912
Juniper Networks Inc.	289,165	7,642,631
Motorola Solutions Inc.	152,211	9,094,607
Palo Alto Networks Inc.[a,b]	53,227	7,862,692
Plantronics Inc.	34,008	1,811,606
Polycom Inc.[a]	107,778	1,406,503
QUALCOMM Inc.	1,313,344	89,307,392
ViaSat Inc.[a]	35,007	2,104,621

		271,409,087
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.03%
CDW Corp./DE	94,414	3,617,944
Corning Inc.	1,012,291	21,187,251
Ingram Micro Inc. Class Aa,b	123,756	3,113,701
Tech Data Corp.[a,b]	30,220	1,703,501

		29,622,397
HEALTH CARE TECHNOLOGY — 0.88%
Allscripts Healthcare Solutions Inc.[a,b]	135,083	1,796,604
athenahealth Inc.[a,b]	30,231	3,708,135
Cerner Corp.[a,b]	242,651	17,424,768
Medidata Solutions Inc.[a,b]	43,152	2,305,611

		25,235,118
HOUSEHOLD DURABLES — 0.15%
Garmin Ltd.	96,490	4,360,383

		4,360,383

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 18.24%
Akamai Technologies Inc.[a]	142,028	$10,478,826
AOL Inc.[a]	62,602	2,497,820
Box Inc. Class Aa,b	10,231	175,052
eBay Inc.[a]	876,715	51,077,416
Equinix Inc.	44,846	11,477,437
Facebook Inc. Class Aa	1,671,374	131,654,130
Google Inc. Class Aa	227,359	124,767,798
Google Inc. Class Ca	228,454	122,757,234
IAC/InterActiveCorp	61,553	4,297,630
j2 Global Inc.	36,602	2,539,081
Pandora Media Inc.[a,b]	145,662	2,598,610
Rackspace Hosting Inc.[a]	94,000	5,066,600
Twitter Inc.[a]	409,159	15,940,835
VeriSign Inc.[a,b]	83,345	5,293,241
Yahoo! Inc.[a]	693,168	29,504,696
Zillow Group Inc. Class Aa,b	33,848	3,304,919

		523,431,325
IT SERVICES — 6.77%
Amdocs Ltd.	123,276	6,788,809
CACI International Inc. Class Aa,b	18,984	1,675,148
Cognizant Technology Solutions Corp. Class Aa	485,399	28,415,257
Computer Sciences Corp.	112,623	7,258,552
DST Systems Inc.	22,933	2,639,130
Gartner Inc.[a]	69,970	5,806,111
International Business Machines Corp.	731,873	125,362,526
Leidos Holdings Inc.	49,460	2,059,514
Science Applications International Corp.	30,797	1,542,930
Teradata Corp.[a,b]	114,935	5,055,991
Vantiv Inc. Class Aa,b	116,255	4,545,571
VeriFone Systems Inc.[a]	90,796	3,247,773

		194,397,312
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 14.01%
Advanced Micro Devices Inc.[a,b]	500,826	1,131,867
Altera Corp.	239,068	9,964,354
Analog Devices Inc.	247,878	15,328,776
Applied Materials Inc.	978,319	19,360,933
Atmel Corp.	331,941	2,516,113
Avago Technologies Ltd.	204,296	23,878,116
Broadcom Corp. Class A	433,948	19,182,671

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2015

Security	Shares	Value
Cavium Inc.[a,b]	42,791	$2,772,429
Cree Inc.[a,b]	88,475	2,802,888
Cypress Semiconductor Corp.[a]	253,726	3,379,630
Fairchild Semiconductor International Inc.[a,b]	94,384	1,714,485
Integrated Device Technology Inc.[a]	118,158	2,149,294
Intel Corp.	3,770,698	122,736,220
KLA-Tencor Corp.	129,211	7,597,607
Lam Research Corp.	127,181	9,612,340
Linear Technology Corp.	190,960	8,808,985
Marvell Technology Group Ltd.	338,593	4,743,688
Maxim Integrated Products Inc.	225,370	7,398,897
Microchip Technology Inc.	160,227	7,635,618
Micron Technology Inc.[a]	857,807	24,130,111
Microsemi Corp.[a]	75,681	2,524,718
NVIDIA Corp.	411,499	9,133,220
ON Semiconductor Corp.[a]	346,438	3,990,966
Qorvo Inc.[a]	118,514	7,811,258
Semtech Corp.[a]	52,721	1,227,872
Silicon Laboratories Inc.[a,b]	31,284	1,616,444
Skyworks Solutions Inc.	151,783	14,001,982
SunEdison Inc.[a,b]	201,187	5,094,055
Synaptics Inc.[a,b]	29,150	2,469,588
Teradyne Inc.	173,870	3,173,127
Texas Instruments Inc.	833,748	45,197,479
Xilinx Inc.	207,719	9,006,696

		402,092,427
SOFTWARE — 23.56%
ACI Worldwide Inc.[a,b]	92,511	2,130,528
Adobe Systems Inc.[a,b]	378,913	28,820,123
ANSYS Inc.[a]	71,412	6,130,006
Aspen Technology Inc.[a]	70,822	3,143,789
Autodesk Inc.[a]	180,330	10,248,154
CA Inc.	253,569	8,055,887
Cadence Design Systems Inc.[a,b]	233,389	4,352,705
CDK Global Inc.	128,454	6,155,516
Citrix Systems Inc.[a]	127,523	8,564,445
CommVault Systems Inc.[a,b]	33,699	1,541,729
Fair Isaac Corp.	24,737	2,188,235
Fortinet Inc.[a,b]	113,232	4,273,376
Guidewire Software Inc.[a,b]	55,493	2,771,875
Informatica Corp.[a]	87,378	4,200,260
Intuit Inc.	220,334	22,106,110
Manhattan Associates Inc.[a]	59,303	3,116,966

Security	Shares	Value
Mentor Graphics Corp.	77,836	$1,862,616
Microsoft Corp.	6,531,584	317,696,246
NetSuite Inc.[a,b]	28,169	2,692,111
Nuance Communications Inc.[a,b]	205,171	3,145,271
Oracle Corp.	2,552,293	111,331,021
PTC Inc.[a]	90,720	3,478,205
Qlik Technologies Inc.[a,b]	72,093	2,508,115
Red Hat Inc.[a,b]	145,816	10,974,112
Rovi Corp.[a,b]	72,069	1,333,997
salesforce.com inc.[a,b]	481,774	35,082,783
ServiceNow Inc.[a,b]	105,272	7,880,662
SolarWinds Inc.[a]	52,973	2,584,023
Solera Holdings Inc.	53,762	2,608,532
Splunk Inc.[a,b]	96,810	6,422,859
SS&C Technologies Holdings Inc.	53,759	3,234,679
Symantec Corp.	543,080	13,536,269
Synopsys Inc.[a]	121,788	5,709,421
Tableau Software Inc. Class Aa	31,775	3,108,866
Tyler Technologies Inc.[a]	26,814	3,269,967
Ultimate Software Group Inc. (The)[a,b]	22,825	3,793,972
Verint Systems Inc.[a,b]	48,295	2,966,762
VMware Inc. Class Aa	68,868	6,067,271
Workday Inc. Class Aa,b	75,715	6,905,965

		675,993,429
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 25.60%
3D Systems Corp.[a,b]	83,149	2,086,208
Apple Inc.	4,637,473	580,379,746
Diebold Inc.	51,120	1,777,442
Electronics For Imaging Inc.[a]	37,455	1,562,997
EMC Corp./MA	1,582,912	42,596,162
Hewlett-Packard Co.	1,447,134	47,712,008
Lexmark International Inc. Class A	47,743	2,119,312
NCR Corp.[a]	133,959	3,675,835
NetApp Inc.	248,401	9,004,536
SanDisk Corp.	169,574	11,351,284
Seagate Technology PLC	261,136	15,333,906
Western Digital Corp.	172,933	16,902,472

		734,501,908

TOTAL COMMON STOCKS (Cost: $2,687,019,147)		2,864,615,987

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® U.S. TECHNOLOGY ETF

April 30, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.09%

MONEY MARKET FUNDS — 3.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	78,431,598	$78,431,598
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	4,405,936	4,405,936
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	5,671,895	5,671,895

		88,509,429

TOTAL SHORT-TERM INVESTMENTS
(Cost: $88,509,429)		88,509,429

TOTAL INVESTMENTS IN SECURITIES — 102.91%
(Cost: $2,775,528,576)		2,953,125,416
Other Assets, Less Liabilities — (2.91)%		(83,382,320)

NET ASSETS — 100.00%		$2,869,743,096

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. TELECOMMUNICATIONS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.94%

COMMUNICATIONS EQUIPMENT — 3.05%
Ruckus Wireless Inc.[a,b]	1,863,244	$21,762,690

		21,762,690
DIVERSIFIED TELECOMMUNICATION SERVICES — 66.83%
8x8 Inc.[a,b]	3,084,791	26,930,225
AT&T Inc.	1,976,280	68,458,339
Atlantic Tele-Network Inc.	345,515	22,810,900
CenturyLink Inc.	1,217,368	43,776,553
Cincinnati Bell Inc.[a]	6,611,193	22,676,392
Consolidated Communications Holdings Inc.	1,156,778	24,373,312
Frontier Communications Corp.	4,830,334	33,136,091
General Communication Inc. Class Aa,b	1,522,025	24,139,317
Globalstar Inc.[a,b]	7,316,589	18,949,966
inContact Inc.[a,b]	2,050,720	21,224,952
Iridium Communications Inc.[a,b]	2,454,469	24,961,950
Level 3 Communications Inc.[a]	763,186	42,692,625
Verizon Communications Inc.	1,393,050	70,265,442
Vonage Holdings Corp.[a,b]	5,188,157	24,021,167
Windstream Holdings Inc.[b]	714,272	8,342,694

		476,759,925
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.00%
Communications Sales & Leasing Inc.[a,b]	1	18

		18
WIRELESS TELECOMMUNICATION SERVICES — 30.06%
Leap Wireless International Inc.	692,354	1,744,732
SBA Communications Corp. Class Aa,b	341,267	39,525,544
Shenandoah Telecommunications Co.	793,777	27,353,556
Spok Holdings Inc.[c]	1,175,952	22,137,296
Sprint Corp.[a,b]	6,265,468	32,141,851
T-Mobile U.S. Inc.[a]	1,138,699	38,761,314
Telephone & Data Systems Inc.	1,154,145	30,827,213
U.S. Cellular Corp.[a]	593,966	21,935,164

		214,426,670

TOTAL COMMON STOCKS (Cost: $707,430,247)		712,949,303

Security	Shares	Value
SHORT-TERM INVESTMENTS — 13.61%

MONEY MARKET FUNDS — 13.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	91,203,238	$91,203,238
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	5,123,390	5,123,390
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	741,719	741,719

		97,068,347

TOTAL SHORT-TERM INVESTMENTS
(Cost: $97,068,347)		97,068,347

TOTAL INVESTMENTS IN SECURITIES — 113.55%
(Cost: $804,498,594)		810,017,650
Other Assets, Less Liabilities — (13.55)%		(96,637,235)

NET ASSETS — 100.00%		$713,380,415

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® U.S. UTILITIES ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.83%

ELECTRIC UTILITIES — 52.36%
ALLETE Inc.	40,743	$2,049,373
American Electric Power Co. Inc.	475,912	27,065,115
Cleco Corp.	58,688	3,189,693
Duke Energy Corp.	687,743	53,348,225
Edison International	316,689	19,299,028
El Paso Electric Co.	39,161	1,457,181
Entergy Corp.	175,433	13,539,919
Eversource Energy	307,932	15,014,764
Exelon Corp.	835,763	28,432,657
FirstEnergy Corp.	409,395	14,701,375
Great Plains Energy Inc.	149,618	3,916,999
Hawaiian Electric Industries Inc.	99,684	3,120,109
IDACORP Inc.	48,777	2,942,716
ITC Holdings Corp.	150,929	5,433,444
NextEra Energy Inc.	431,038	43,504,665
Pepco Holdings Inc.	245,789	6,385,598
Pinnacle West Capital Corp.	107,497	6,578,816
PNM Resources Inc.	77,429	2,150,978
Portland General Electric Co.	75,903	2,668,750
PPL Corp.	648,297	22,061,547
Southern Co. (The)	884,402	39,179,009
UIL Holdings Corp.	54,880	2,737,414
Westar Energy Inc.	128,541	4,839,569
Xcel Energy Inc.	491,821	16,677,650

		340,294,594
GAS UTILITIES — 6.26%
AGL Resources Inc.	116,361	5,849,467
Atmos Energy Corp.	98,041	5,294,214
National Fuel Gas Co.	81,975	5,283,289
New Jersey Resources Corp.	82,899	2,529,248
ONE Gas Inc.	50,605	2,123,892
Piedmont Natural Gas Co. Inc.	76,459	2,862,625
Questar Corp.	170,811	4,003,810
South Jersey Industries Inc.	33,036	1,742,649
Southwest Gas Corp.	45,262	2,489,410
UGI Corp.	168,046	5,849,681
WGL Holdings Inc.	48,260	2,654,783

		40,683,068
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 4.20%
AES Corp./VA	628,345	8,325,571
Calpine Corp.[a]	336,423	7,337,386

Security	Shares	Value
Dynegy Inc.[a]	100,215	$3,334,153
NRG Energy Inc.	328,247	8,284,954

		27,282,064
MULTI-UTILITIES — 34.83%
Alliant Energy Corp.	107,851	6,521,750
Ameren Corp.	235,845	9,655,494
Avista Corp.	55,664	1,815,760
Black Hills Corp.	43,356	2,137,017
CenterPoint Energy Inc.	417,778	8,760,805
CMS Energy Corp.	267,754	9,084,893
Consolidated Edison Inc.	284,692	17,522,793
Dominion Resources Inc./VA	571,671	40,977,377
DTE Energy Co.	172,272	13,718,019
Integrys Energy Group Inc.	77,349	5,654,212
NiSource Inc.	307,363	13,345,701
NorthWestern Corp.	45,652	2,378,013
PG&E Corp.	463,062	24,505,241
Public Service Enterprise Group Inc.	492,011	20,438,137
SCANA Corp.	138,922	7,360,088
Sempra Energy	225,058	23,894,408
TECO Energy Inc.	229,180	4,342,961
Vectren Corp.	80,161	3,460,550
Wisconsin Energy Corp.	219,199	10,767,055

		226,340,274
WATER UTILITIES — 2.18%
American Water Works Co. Inc.	174,757	9,527,752
Aqua America Inc.	172,048	4,614,327

		14,142,079

TOTAL COMMON STOCKS (Cost: $751,568,607)		648,742,079

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,054,697	1,054,697

		1,054,697

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,054,697)		1,054,697

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. UTILITIES ETF

April 30, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $752,623,304)	$649,796,776
Other Assets, Less Liabilities — 0.01%	51,921

NET ASSETS — 100.00%	$649,848,697

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments

iSHARES® TRANSPORTATION AVERAGE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

AIR FREIGHT & LOGISTICS — 28.35%
CH Robinson Worldwide Inc.	882,288	$56,810,524
Expeditors International of Washington Inc.	1,015,542	46,542,290
FedEx Corp.	861,861	146,145,770
United Parcel Service Inc. Class B	882,606	88,728,381

		338,226,965
AIRLINES — 16.36%
Alaska Air Group Inc.	853,041	54,645,806
Delta Air Lines Inc.	854,959	38,165,370
JetBlue Airways Corp.[a,b]	865,419	17,767,052
Southwest Airlines Co.	849,321	34,448,460
United Continental Holdings Inc.[b]	838,316	50,080,998

		195,107,686
MARINE — 7.50%
Kirby Corp.[a,b]	696,037	54,659,785
Matson Inc.	858,932	34,786,746

		89,446,531
ROAD & RAIL — 47.69%
Avis Budget Group Inc.[b]	863,909	46,772,033
Con-way Inc.	923,598	37,959,878
CSX Corp.	865,751	31,244,954
JB Hunt Transport Services Inc.	647,642	56,474,382
Kansas City Southern	852,668	87,389,943
Landstar System Inc.	881,928	54,952,934
Norfolk Southern Corp.	857,536	86,482,506
Ryder System Inc.	807,438	76,997,288
Union Pacific Corp.	853,402	90,656,894

		568,930,812

TOTAL COMMON STOCKS (Cost: $1,257,050,247)		1,191,711,994

SHORT-TERM INVESTMENTS — 1.05%

MONEY MARKET FUNDS — 1.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	10,113,284	10,113,284
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	568,119	568,119

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,787,152	$1,787,152

		12,468,555

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,468,555)		12,468,555

TOTAL INVESTMENTS IN SECURITIES — 100.95%
(Cost: $1,269,518,802)		1,204,180,549
Other Assets, Less Liabilities — (0.95)%		(11,332,740)

NET ASSETS — 100.00%		$1,192,847,809

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2015

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

ASSETS
Investments, at cost:
Unaffiliated	$661,307,206	$2,342,778,791	$2,241,550,184
Affiliated (Note 2)	28,090,118	66,593,560	84,415,542

Total cost of investments	$689,397,324	$2,409,372,351	$2,325,965,726

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$962,880,530	$2,217,072,122	$2,356,322,902
Affiliated (Note 2)	29,496,635	66,593,560	84,415,542

Total fair value of investments	992,377,165	2,283,665,682	2,440,738,444
Receivables:
Investment securities sold	41	—	—
Dividends and interest	824,959	1,689,496	1,564,924
Capital shares sold	—	2,235	—

Total Assets	993,202,165	2,285,357,413	2,442,303,368

LIABILITIES
Payables:
Investment securities purchased	82,458	—	—
Collateral for securities on loan (Note 1)	24,042,626	65,428,484	82,556,611
Capital shares redeemed	—	22,516	16,560
Investment advisory fees (Note 2)	160,126	790,552	857,121

Total Liabilities	24,285,210	66,241,552	83,430,292

NET ASSETS	$968,916,955	$2,219,115,861	$2,358,873,076

Net assets consist of:
Paid-in capital	$732,713,105	$2,439,810,969	$2,257,163,072
Undistributed net investment income	1,461,853	1,018,723	994,045
Accumulated net realized loss	(68,237,844)	(96,007,162)	(14,056,759)
Net unrealized appreciation (depreciation)	302,979,841	(125,706,669)	114,772,718

NET ASSETS	$968,916,955	$2,219,115,861	$2,358,873,076

Shares outstanding[b]	9,200,000	47,600,000	15,550,000

Net asset value per share	$105.32	$46.62	$151.70

[a]	Securities on loan with values of $23,263,756, $65,500,160 and $78,678,768, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares U.S. Technology ETF	iShares U.S. Telecommunications ETF	iShares U.S. Utilities ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,687,019,147	$686,185,390	$751,568,607
Affiliated (Note 2)	88,509,429	118,313,204	1,054,697

Total cost of investments	$2,775,528,576	$804,498,594	$752,623,304

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,864,615,987	$690,812,007	$648,742,079
Affiliated (Note 2)	88,509,429	119,205,643	1,054,697

Total fair value of investments	2,953,125,416	810,017,650	649,796,776
Receivables:
Investment securities sold	—	8,371,850	—
Dividends and interest	524,083	2,217,282	289,702
Capital shares sold	18,923	9,658	—

Total Assets	2,953,668,422	820,616,440	650,086,478

LIABILITIES
Payables:
Investment securities purchased	—	2,292,730	—
Collateral for securities on loan (Note 1)	82,837,534	96,326,628	—
Capital shares redeemed	47,195	—	—
Due to custodian	—	8,371,850	—
Investment advisory fees (Note 2)	1,040,597	244,817	237,781

Total Liabilities	83,925,326	107,236,025	237,781

NET ASSETS	$2,869,743,096	$713,380,415	$649,848,697

Net assets consist of:
Paid-in capital	$2,786,381,332	$941,538,986	$778,137,014
Undistributed net investment income	—	6,485	5,583,593
Accumulated net realized loss	(94,235,076)	(233,684,112)	(31,045,382)
Net unrealized appreciation (depreciation)	177,596,840	5,519,056	(102,826,528)

NET ASSETS	$2,869,743,096	$713,380,415	$649,848,697

Shares outstanding[b]	26,750,000	23,200,000	5,850,000

Net asset value per share	$107.28	$30.75	$111.09

[a]	Securities on loan with values of $79,364,902, $88,278,849 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

iShares Transportation Average ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,257,050,247
Affiliated (Note 2)	12,468,555

Total cost of investments	$1,269,518,802

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,191,711,994
Affiliated (Note 2)	12,468,555

Total fair value of investments	1,204,180,549
Receivables:
Investment securities sold	15,093,745
Interest	3,382
Capital shares sold	8,431

Total Assets	1,219,286,107

LIABILITIES
Payables:
Investment securities purchased	15,246,069
Collateral for securities on loan (Note 1)	10,681,403
Capital shares redeemed	42,169
Investment advisory fees (Note 2)	468,657

Total Liabilities	26,438,298

NET ASSETS	$1,192,847,809

Net assets consist of:
Paid-in capital	$1,302,369,261
Accumulated net realized loss	(44,183,199)
Net unrealized depreciation	(65,338,253)

NET ASSETS	$1,192,847,809

Shares outstanding[b]	7,750,000

Net asset value per share	$153.92

[a]	Securities on loan with a value of $10,219,666. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2015

	iShares Dow Jones U.S. ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$18,106,690	$41,222,291	$34,531,915
Dividends — affiliated (Note 2)	91,695	—	—
Interest — affiliated (Note 2)	61	88	97
Securities lending income — affiliated — net (Note 2)	152,203	760,155	546,465

Total investment income	18,350,649	41,982,534	35,078,477

EXPENSES
Investment advisory fees (Note 2)	1,887,890	7,366,496	10,236,488

Total expenses	1,887,890	7,366,496	10,236,488

Net investment income	16,462,759	34,616,038	24,841,989

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,452,715	(21,023,871)	(7,716,041)
Investments — affiliated (Note 2)	3,421	—	—
In-kind redemptions — unaffiliated	43,870,596	240,504,955	632,558,406
In-kind redemptions — affiliated (Note 2)	160,363	—	—

Net realized gain	47,487,095	219,481,084	624,842,365

Net change in unrealized appreciation/depreciation	44,997,434	(311,643,702)	(141,668,774)

Net realized and unrealized gain (loss)	92,484,529	(92,162,618)	483,173,591

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$108,947,288	$(57,546,580)	$508,015,580

[a]	Net of foreign withholding tax of $2,911, $12,553 and $ —, respectively.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Technology ETF	iShares U.S. Telecommunications ETF	iShares U.S. Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$64,150,336	$13,564,760	$35,786,324
Dividends — affiliated (Note 2)	—	819,706	—
Interest — affiliated (Note 2)	225	35	31
Securities lending income — affiliated — net (Note 2)	776,594	594,255	67,151

Total investment income	64,927,155	14,978,756	35,853,506

EXPENSES
Investment advisory fees (Note 2)	17,396,324	2,528,356	4,579,371

Total expenses	17,396,324	2,528,356	4,579,371

Net investment income	47,530,831	12,450,400	31,274,135

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(12,189,526)	(11,205,355)	(6,431,906)
Investments — affiliated (Note 2)	—	(29,629,455)	—
In-kind redemptions — unaffiliated	960,544,124	47,773,633	(27,764,494)
In-kind redemptions — affiliated (Note 2)	—	296,060	—

Net realized gain (loss)	948,354,598	7,234,883	(34,196,400)

Net change in unrealized appreciation/depreciation	(297,281,878)	13,821,071	(107,425,024)

Net realized and unrealized gain (loss)	651,072,720	21,055,954	(141,621,424)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$698,603,551	$33,506,354	$(110,347,289)

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

iShares Transportation Average ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$18,490,227
Interest — affiliated (Note 2)	78
Securities lending income — affiliated — net (Note 2)	28,593

Total investment income	18,518,898

EXPENSES
Investment advisory fees (Note 2)	6,499,966

Total expenses	6,499,966

Net investment income	12,018,932

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(14,195,171)
In-kind redemptions — unaffiliated	246,088,234

Net realized gain	231,893,063

Net change in unrealized appreciation/depreciation	(109,925,710)

Net realized and unrealized gain	121,967,353

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,986,285

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Dow Jones U.S. ETF		iShares U.S. Energy ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,462,759	$14,164,335	$34,616,038	$25,089,576
Net realized gain (loss)	47,487,095	(215,001)	219,481,084	135,665,183
Net change in unrealized appreciation/depreciation	44,997,434	131,291,291	(311,643,702)	171,155,230

Net increase (decrease) in net assets resulting from operations	108,947,288	145,240,625	(57,546,580)	331,909,989

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(16,482,176)	(14,057,821)	(33,597,315)	(25,362,875)

Total distributions to shareholders	(16,482,176)	(14,057,821)	(33,597,315)	(25,362,875)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	80,626,160	50,307,967	2,184,446,908	1,870,411,284
Cost of shares redeemed	(93,342,160)	(4,738,523)	(2,289,084,130)	(977,848,356)

Net increase (decrease) in net assets from capital share transactions	(12,716,000)	45,569,444	(104,637,222)	892,562,928

INCREASE (DECREASE) IN NET ASSETS	79,749,112	176,752,248	(195,781,117)	1,199,110,042

NET ASSETS
Beginning of year	889,167,843	712,415,595	2,414,896,978	1,215,786,936

End of year	$968,916,955	$889,167,843	$2,219,115,861	$2,414,896,978

Undistributed net investment income included in net assets at end of year	$1,461,853	$774,384	$1,018,723	$—

SHARES ISSUED AND REDEEMED
Shares sold	800,000	550,000	46,450,000	38,450,000
Shares redeemed	(950,000)	(50,000)	(44,000,000)	(20,500,000)

Net increase (decrease) in shares outstanding	(150,000)	500,000	2,450,000	17,950,000

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Healthcare ETF		iShares U.S. Technology ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$24,841,989	$22,024,707	$47,530,831	$34,309,200
Net realized gain	624,842,365	192,965,026	948,354,598	92,468,738
Net change in unrealized appreciation/depreciation	(141,668,774)	145,386,788	(297,281,878)	496,734,799

Net increase in net assets resulting from operations	508,015,580	360,376,521	698,603,551	623,512,737

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,658,248)	(20,929,393)	(48,984,158)	(33,933,355)

Total distributions to shareholders	(25,658,248)	(20,929,393)	(48,984,158)	(33,933,355)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,511,265,627	1,961,360,843	2,170,213,732	1,983,082,374
Cost of shares redeemed	(3,338,559,748)	(583,139,463)	(3,896,562,062)	(485,403,777)

Net increase (decrease) in net assets from capital share transactions	(827,294,121)	1,378,221,380	(1,726,348,330)	1,497,678,597

INCREASE (DECREASE) IN NET ASSETS	(344,936,789)	1,717,668,508	(1,076,728,937)	2,087,257,979

NET ASSETS
Beginning of year	2,703,809,865	986,141,357	3,946,472,033	1,859,214,054

End of year	$2,358,873,076	$2,703,809,865	$2,869,743,096	$3,946,472,033

Undistributed net investment income included in net assets at end of year	$994,045	$1,724,504	$—	$552,949

SHARES ISSUED AND REDEEMED
Shares sold	17,900,000	17,300,000	21,700,000	24,000,000
Shares redeemed	(24,500,000)	(5,050,000)	(38,400,000)	(5,800,000)

Net increase (decrease) in shares outstanding	(6,600,000)	12,250,000	(16,700,000)	18,200,000

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Telecommunications ETF		iShares U.S. Utilities ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,450,400	$12,397,832	$31,274,135	$28,379,935
Net realized gain (loss)	7,234,883	40,048,021	(34,196,400)	107,094,275
Net change in unrealized appreciation/depreciation	13,821,071	(3,912,815)	(107,425,024)	(129,169,880)

Net increase (decrease) in net assets resulting from operations	33,506,354	48,533,038	(110,347,289)	6,304,330

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,667,567)	(13,104,434)	(25,690,542)	(28,782,016)

Total distributions to shareholders	(12,667,567)	(13,104,434)	(25,690,542)	(28,782,016)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	458,134,593	447,999,592	2,918,453,700	1,238,998,641
Cost of shares redeemed	(364,031,939)	(432,523,574)	(2,873,368,731)	(1,593,014,805)

Net increase (decrease) in net assets from capital share transactions	94,102,654	15,476,018	45,084,969	(354,016,164)

INCREASE (DECREASE) IN NET ASSETS	114,941,441	50,904,622	(90,952,862)	(376,493,850)

NET ASSETS
Beginning of year	598,438,974	547,534,352	740,801,559	1,117,295,409

End of year	$713,380,415	$598,438,974	$649,848,697	$740,801,559

Undistributed net investment income included in net assets at end of year	$6,485	$223,652	$5,583,593	$—

SHARES ISSUED AND REDEEMED
Shares sold	15,050,000	15,600,000	25,200,000	12,700,000
Shares redeemed	(12,250,000)	(15,650,000)	(26,200,000)	(16,750,000)

Net increase (decrease) in shares outstanding	2,800,000	(50,000)	(1,000,000)	(4,050,000)

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Transportation Average ETF
	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,018,932	$6,828,155
Net realized gain	231,893,063	84,692,159
Net change in unrealized appreciation/depreciation	(109,925,710)	53,688,153

Net increase in net assets resulting from operations	133,986,285	145,208,467

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(12,626,377)	(6,999,631)

Total distributions to shareholders	(12,626,377)	(6,999,631)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,300,278,711	1,012,429,640
Cost of shares redeemed	(2,086,377,504)	(832,372,289)

Net increase in net assets from capital share transactions	213,901,207	180,057,351

INCREASE IN NET ASSETS	335,261,115	318,266,187

NET ASSETS
Beginning of year	857,586,694	539,320,507

End of year	$1,192,847,809	$857,586,694

SHARES ISSUED AND REDEEMED
Shares sold	14,950,000	8,150,000
Shares redeemed	(13,450,000)	(6,800,000)

Net increase in shares outstanding	1,500,000	1,350,000

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$95.10	$80.50	$70.31	$69.08	$59.50

Income from investment operations:
Net investment income[a]	1.77	1.57	1.47	1.20	1.05
Net realized and unrealized gain[b]	10.22	14.58	10.20	1.22	9.59

Total from investment operations	11.99	16.15	11.67	2.42	10.64

Less distributions from:
Net investment income	(1.77)	(1.55)	(1.48)	(1.19)	(1.06)

Total distributions	(1.77)	(1.55)	(1.48)	(1.19)	(1.06)

Net asset value, end of year	$105.32	$95.10	$80.50	$70.31	$69.08

Total return	12.68%	20.23%	16.85%	3.71%	18.16%

Ratios/Supplemental data:
Net assets, end of year (000s)	$968,917	$889,168	$712,416	$667,900	$676,972
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.74%	1.78%	2.04%	1.85%	1.75%
Portfolio turnover rate[c]	4%	5%	7%	5%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$53.49	$44.70	$41.05	$45.98	$34.64

Income from investment operations:
Net investment income[a]	1.02	0.77	0.69	0.57	0.50
Net realized and unrealized gain (loss)[b]	(6.87)	8.77	3.69	(4.92)	11.35

Total from investment operations	(5.85)	9.54	4.38	(4.35)	11.85

Less distributions from:
Net investment income	(1.02)	(0.75)	(0.73)	(0.58)	(0.51)

Total distributions	(1.02)	(0.75)	(0.73)	(0.58)	(0.51)

Net asset value, end of year	$46.62	$53.49	$44.70	$41.05	$45.98

Total return	(11.03)%	21.57%	10.81%	(9.41)%	34.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,219,116	$2,414,897	$1,215,787	$925,634	$1,177,210
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	2.04%	1.58%	1.65%	1.41%	1.36%
Portfolio turnover rate[c]	7%	6%	9%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$122.07	$99.61	$78.11	$73.64	$64.22

Income from investment operations:
Net investment income[a]	1.45	1.37	1.39	1.20	1.04
Net realized and unrealized gain[b]	29.70	22.39	21.48	4.49	9.44

Total from investment operations	31.15	23.76	22.87	5.69	10.48

Less distributions from:
Net investment income	(1.52)	(1.30)	(1.37)	(1.22)	(1.06)

Total distributions	(1.52)	(1.30)	(1.37)	(1.22)	(1.06)

Net asset value, end of year	$151.70	$122.07	$99.61	$78.11	$73.64

Total return	25.64%	23.99%	29.59%	7.90%	16.59%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,358,873	$2,703,810	$986,141	$617,066	$644,322
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.05%	1.21%	1.63%	1.67%	1.63%
Portfolio turnover rate[c]	8%	5%	6%	7%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$90.83	$73.63	$75.75	$68.33	$59.57

Income from investment operations:
Net investment income[a]	1.20	1.01	0.78	0.40	0.26
Net realized and unrealized gain (loss)[b]	16.47	17.18	(2.14)	7.44	8.78

Total from investment operations	17.67	18.19	(1.36)	7.84	9.04

Less distributions from:
Net investment income	(1.22)	(0.99)	(0.76)	(0.42)	(0.28)

Total distributions	(1.22)	(0.99)	(0.76)	(0.42)	(0.28)

Net asset value, end of year	$107.28	$90.83	$73.63	$75.75	$68.33

Total return	19.53%	24.84%	(1.77)%	11.58%	15.24%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,869,743	$3,946,472	$1,859,214	$1,692,952	$1,581,811
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.18%	1.21%	1.08%	0.60%	0.42%
Portfolio turnover rate[c]	8%	9%	5%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Telecommunications ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$29.34	$26.77	$21.91	$24.53	$20.37

Income from investment operations:
Net investment income[a]	0.64	0.71	0.63	0.63	0.58
Net realized and unrealized gain (loss)[b]	1.43	2.66	4.89	(2.66)	4.30

Total from investment operations	2.07	3.37	5.52	(2.03)	4.88

Less distributions from:
Net investment income	(0.66)	(0.80)	(0.66)	(0.59)	(0.72)

Total distributions	(0.66)	(0.80)	(0.66)	(0.59)	(0.72)

Net asset value, end of year	$30.75	$29.34	$26.77	$21.91	$24.53

Total return	7.15%	12.81%	25.59%	(8.20)%	24.48%

Ratios/Supplemental data:
Net assets, end of year (000s)	$713,380	$598,439	$547,534	$470,032	$686,835
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	2.14%	2.54%	2.63%	2.81%	2.65%
Portfolio turnover rate[c]	49%	53%	40%	25%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$108.15	$102.50	$87.59	$82.42	$74.40

Income from investment operations:
Net investment income[a]	3.31	3.28	3.10	2.93	2.89
Net realized and unrealized gain[b]	3.11	5.60	14.84	5.19	8.08

Total from investment operations	6.42	8.88	17.94	8.12	10.97

Less distributions from:
Net investment income	(3.48)	(3.23)	(3.03)	(2.95)	(2.95)

Total distributions	(3.48)	(3.23)	(3.03)	(2.95)	(2.95)

Net asset value, end of year	$111.09	$108.15	$102.50	$87.59	$82.42

Total return	5.97%	9.08%	21.00%	10.07%	15.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$649,849	$740,802	$1,117,295	$652,579	$510,978
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	2.96%	3.38%	3.41%	3.48%	3.79%
Portfolio turnover rate[c]	3%	8%	5%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Transportation Average ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$137.21	$110.07	$93.21	$99.71	$84.23

Income from investment operations:
Net investment income[a]	1.24	1.24	1.09	1.23	0.99
Net realized and unrealized gain (loss)[b]	16.73	27.13	16.90	(6.45)	15.55

Total from investment operations	17.97	28.37	17.99	(5.22)	16.54

Less distributions from:
Net investment income	(1.26)	(1.23)	(1.13)	(1.26)	(1.06)
Return of capital	—	—	—	(0.02)	—

Total distributions	(1.26)	(1.23)	(1.13)	(1.28)	(1.06)

Net asset value, end of year	$153.92	$137.21	$110.07	$93.21	$99.71

Total return	13.10%	25.91%	19.51%	(5.13)%	19.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,192,848	$857,587	$539,321	$512,635	$618,186
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	0.80%	1.00%	1.13%	1.35%	1.16%
Portfolio turnover rate[c]	22%	12%	12%	25%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Dow Jones U.S.	Diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Telecommunications	Non-diversified
U.S. Utilities	Non-diversified
Transportation Average	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Dow Jones U.S.
Assets:
Common Stocks	$966,860,455	$201,386	$—	$967,061,841
Money Market Funds	25,315,324	—	—	25,315,324

	$992,175,779	$201,386	$—	$992,377,165

U.S. Energy
Assets:
Common Stocks	$2,211,431,815	$5,640,307	$—	$2,217,072,122
Money Market Funds	66,593,560	—	—	66,593,560

	$2,278,025,375	$5,640,307	$—	$2,283,665,682

U.S. Healthcare
Assets:
Common Stocks	$2,356,322,902	$—	$—	$2,356,322,902
Money Market Funds	84,415,542	—	—	84,415,542

	$2,440,738,444	$—	$—	$2,440,738,444

U.S. Technology
Assets:
Common Stocks	$2,864,615,987	$—	$—	$2,864,615,987
Money Market Funds	88,509,429	—	—	88,509,429

	$2,953,125,416	$—	$—	$2,953,125,416

U.S. Telecommunications
Assets:
Common Stocks	$711,204,571	$1,744,732	$—	$712,949,303
Money Market Funds	97,068,347	—	—	97,068,347

	$808,272,918	$1,744,732	$—	$810,017,650

U.S. Utilities
Assets:
Common Stocks	$648,742,079	$—	$—	$648,742,079
Money Market Funds	1,054,697	—	—	1,054,697

	$649,796,776	$—	$—	$649,796,776

Transportation Average
Assets:
Common Stocks	$1,191,711,994	$—	$—	$1,191,711,994
Money Market Funds	12,468,555	—	—	12,468,555

	$1,204,180,549	$—	$—	$1,204,180,549

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Dow Jones U.S.	$23,263,756	$23,263,756	$—
U.S. Energy	65,500,160	65,428,484	(71,676)
U.S. Healthcare	78,678,768	78,678,768	—
U.S. Technology	79,364,902	79,364,902	—
U.S. Telecommunications	88,278,849	88,278,849	—
Transportation Average	10,219,666	10,219,666	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund.

For its investment advisory services to each of the iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology, iShares U.S. Telecommunications, iShares U.S. Utilities and iShares Transportation Average ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.480%	First $10 billion
0.430	Over $10 billion, up to and including $20 billion
0.380	Over $20 billion, up to and including $30 billion
0.342	Over $30 billion [a]

[a]	Breakpoint level was added effective July 1, 2014.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 70% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Dow Jones U.S.	$71,590
U.S. Energy	322,446
U.S. Healthcare	255,912
U.S. Technology	372,975
U.S. Telecommunications	257,497
U.S. Utilities	29,542
Transportation Average	15,396

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Dow Jones U.S.
BlackRock Inc.	5,631	626	(618)	5,639	$2,052,258	$45,190	$86,699
PNC Financial Services Group Inc. (The)	23,934	2,919	(3,643)	23,210	2,129,053	46,505	77,085

					$4,181,311	$91,695	$163,784

U.S. Telecommunications
NII Holdings Inc.	13,100,463	642,180	(13,742,643)	—	$—	$—	$(21,262,863)
NTELOS Holdings Corp.	1,134,779	1,753,403	(2,888,182)	—	—	447,407	(8,148,355)
Spok Holdings Inc.[a]	1,034,712	1,017,378	(876,138)	1,175,952	22,137,296	372,299	77,823

					$22,137,296	$819,706	$(29,333,395)

[a]	Security name at the beginning of the year was USA Mobility Inc.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
Dow Jones U.S.	$45,751,209	$41,902,553
U.S. Energy	132,872,295	119,178,437
U.S. Healthcare	197,992,535	218,445,625
U.S. Technology	346,572,779	335,586,071
U.S. Telecommunications	293,358,060	285,311,892
U.S. Utilities	36,578,620	42,907,660
Transportation Average	326,322,056	327,714,345

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Dow Jones U.S.	$80,244,720	$92,961,335
U.S. Energy	2,164,672,420	2,280,561,849
U.S. Healthcare	2,500,664,077	3,297,880,594
U.S. Technology	2,167,855,982	3,889,253,348
U.S. Telecommunications	455,652,932	362,127,065
U.S. Utilities	2,910,895,804	2,854,152,029
Transportation Average	2,296,825,563	2,082,779,199

4. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Telecommunications ETF, iShares U.S. Utilities ETF and iShares Transportation Average ETF each invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to the characterization of corporate actions, the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Dow Jones U.S.	$40,659,079	$706,886	$(41,365,965)
U.S. Energy	224,114,178	—	(224,114,178)
U.S. Healthcare	619,625,016	85,800	(619,710,816)
U.S. Technology	902,191,879	900,378	(903,092,257)
U.S. Telecommunications	37,409,525	—	(37,409,525)
U.S. Utilities	(40,457,018)	—	40,457,018
Transportation Average	232,922,352	607,445	(233,529,797)

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
Dow Jones U.S.
Ordinary income	$16,482,176	$14,057,821

U.S. Energy
Ordinary income	$33,597,315	$25,362,875

U.S. Healthcare
Ordinary income	$25,658,248	$20,929,393

U.S. Technology
Ordinary income	$48,984,158	$33,933,355

U.S. Telecommunications
Ordinary income	$12,667,567	$13,104,434

U.S. Utilities
Ordinary income	$25,690,542	$28,782,016

Transportation Average
Ordinary income	$12,626,377	$6,999,631

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Dow Jones U.S.	$1,461,853	$(48,263,857)	$283,005,854	$—	$236,203,850
U.S. Energy	1,018,723	(80,360,053)	(141,353,778)	—	(220,695,108)
U.S. Healthcare	994,045	(7,707,070)	108,423,029	—	101,710,004
U.S. Technology	—	(76,311,776)	159,673,540	—	83,361,764
U.S. Telecommunications	6,485	(221,905,619)	(1,434,223)	(4,825,214)	(228,158,571)
U.S. Utilities	5,583,593	(29,354,106)	(104,096,231)	(421,573)	(128,288,317)
Transportation Average	—	(36,292,173)	(70,113,303)	(3,115,976)	(109,521,452)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
Dow Jones U.S.	$3,307,150	$—	$12,857,723	$29,445,888	$2,653,096	$48,263,857
U.S. Energy	5,401,716	—	17,026,947	47,146,200	10,785,190	80,360,053
U.S. Healthcare	450,357	—	—	5,013,547	2,243,166	7,707,070
U.S. Technology	35,525,894	4,320,339	10,350,313	19,733,772	6,381,458	76,311,776
U.S. Telecommunications	43,721,416	—	37,556,483	109,926,562	30,701,158	221,905,619
U.S. Utilities	5,217,540	—	345,393	18,294,046	5,497,127	29,354,106
Transportation Average	17,161,757	—	10,444,516	3,834,866	4,851,034	36,292,173

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2015, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Dow Jones U.S.	$5,269,259
U.S. Technology	2,982,862
Transportation Average	2,132,365

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)
iSHARES® TRUST

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dow Jones U.S.	$709,371,311	$327,748,755	$(44,742,901)	$283,005,854
U.S. Energy	2,425,019,460	16,178,735	(157,532,513)	(141,353,778)
U.S. Healthcare	2,332,315,415	135,132,777	(26,709,748)	108,423,029
U.S. Technology	2,793,451,876	271,674,014	(112,000,474)	159,673,540
U.S. Telecommunications	811,451,873	34,025,606	(35,459,829)	(1,434,223)
U.S. Utilities	753,893,007	284,735	(104,380,966)	(104,096,231)
Transportation Average	1,274,293,852	30,034,809	(100,148,112)	(70,113,303)

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	77

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Dow Jones U.S. ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF, iShares U.S. Telecommunications ETF, iShares U.S. Utilities ETF and iShares Transportation Average ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2015

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2015 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Dow Jones U.S.	96.45%
U.S. Energy	100.00
U.S. Healthcare	100.00
U.S. Technology	100.00
U.S. Telecommunications	100.00
U.S. Utilities	100.00
Transportation Average	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
Dow Jones U.S.	$18,089,826
U.S. Energy	40,172,758
U.S. Healthcare	34,141,333
U.S. Technology	63,958,681
U.S. Telecommunications	14,644,961
U.S. Utilities	32,638,366
Transportation Average	18,169,001

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	79

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Dow Jones U.S.	$1.743649	$—	$0.025766	$1.769415	99%	—%	1%	100%
U.S Healthcare	1.521592	—	—	1.521592	100	—	—	100
U.S. Technology	1.220840	—	—	1.220840	100	—	—	100
U.S. Telecommunications	0.662973	—	0.001500	0.664473	100	—	0[a]	100
U.S. Utilities	3.479928	—	—	3.479928	100	—	—	100
Transportation Average	1.260372	—	—	1.260372	100	—	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Dow Jones U.S. ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares U.S. Energy ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Healthcare ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,316	99.77

	1,319	100.00%

iShares U.S. Technology ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Telecommunications ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Utilities ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,316	99.77

	1,319	100.00%

iShares Transportation Average ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,316	99.76
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer, iShares Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer, BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-41-0415

APRIL 30, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Basic Materials ETF | IYM | NYSE Arca
➢	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca
➢	iShares U.S. Consumer Services ETF | IYC | NYSE Arca
➢	iShares U.S. Financials ETF | IYF | NYSE Arca
➢	iShares U.S. Industrials ETF | IYJ | NYSE Arca
➢	iShares U.S. Financial Services ETF | IYG | NYSE Arca
➢	iShares U.S. Real Estate ETF | IYR | NYSE Arca
➢	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca
➢	iShares MSCI USA ESG Select ETF | KLD | NYSE Arca
➢	iShares Cohen & Steers REIT ETF | ICF | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The broad U.S. equity indices posted returns of approximately 13% for the 12-month period ended April 30, 2015 (the “reporting period”). Despite increasing volatility, stocks advanced steadily throughout the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable backdrop for U.S. equity market performance.

During the first half of the reporting period, stocks benefited from improving economic conditions. The U.S. economy grew at a 4.6% annual rate in the second quarter of 2014 and a 5.0% annual rate in the third quarter (the fastest quarterly growth rate in 11 years), led by strong employment growth and rising consumer spending. The increase in economic activity motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015.

In contrast to the U.S., weaker economic growth in other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic growth. The resulting divergence in economic growth and central bank policy between the U.S. and the rest of the world led to a strengthening U.S. dollar. For the reporting period, the U.S. dollar appreciated by 24% against the euro, 17% against the Japanese yen, and 10% against the British pound.

Market volatility increased in the latter half of the reporting period. Investors worried about uncertain outcomes in a series of geopolitical conflicts, most notably in Ukraine and across the Middle East. Energy prices fell sharply in late 2014 and early 2015 amid growing supply — primarily from increased production in the U.S. — and declining global demand. Economic growth in the U.S. slowed as the stronger U.S. dollar made domestic goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. The U.S. economy grew at an annualized rate of 2.2% in the fourth quarter of 2014, and contracted at an annualized rate of 0.70% in the first quarter of 2015.

For the reporting period, large- and mid-capitalization stocks generated the best returns, while small-capitalization stocks lagged. Meanwhile, growth stocks outperformed value stocks across all market capitalizations.

From a sector perspective, healthcare stocks posted the best returns for the reporting period. The healthcare sector has traditionally been a relatively defensive segment of the market, which made it an attractive safe haven during the volatility over the last half of the reporting period. However, healthcare stocks also benefited from strong growth thanks to an aging population, a boom in new biopharmaceutical medications, and increased medical visits resulting from the Affordable Care Act. Other top-performing sectors included information technology and consumer discretionary, both of which were beneficiaries of the ongoing economic recovery.

On the downside, the energy sector was the worst performer, posting a negative return for the reporting period. Plunging energy prices, including a decline of approximately 40% in the price of oil, put downward pressure on earnings for energy companies. Declining energy and commodity prices also weighed on the utilities and materials sectors, which were among the weaker-performing sectors during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. BASIC MATERIALS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.58%	2.61%	3.02%	2.58%	2.61%	3.02%
5 Years	7.73%	7.73%	8.22%	45.09%	45.12%	48.41%
10 Years	7.99%	8.00%	8.49%	115.67%	115.85%	125.80%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,018.90	$2.15	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic MaterialsTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 2.58%, net of fees, while the total return for the Index was 3.02%.

U.S. basic materials stocks, as represented by the Index, delivered modest returns during the reporting period, underperforming broader equity markets. Although economic conditions improved in the U.S. during the reporting period, many international markets experienced tepid economic conditions, curbing demand for materials.

Chemical companies, which accounted for 76% of the Index on average, delivered positive performance during the reporting period and contributed meaningfully to Index results. The shale gas boom in the U.S. led to record-setting production of natural gas, which benefited chemical companies because natural gas is a key input for their products. However, slowing economic conditions in many international markets reduced demand for chemicals products used in construction and manufacturing.

The metals and mining industry declined during the reporting period and detracted meaningfully from Index results, as economic weakness in China weakened demand for coal, iron ore, and steel — commodities used in the country’s manufacturing, infrastructure, and real estate industries. Gold, which is traditionally seen as a hedge against inflation, lagged as global inflation remained subdued, even in the face of quantitative easing. The U.S. dollar’s rise also drove down demand for gold internationally, making the metal, which is denominated in U.S. dollars, more costly for holders of other currencies.

Paper and forest products stocks delivered positive returns, although at an average of 4% of the Index, the industry group’s contribution to overall results was moderate. Companies in the industry benefited from an improvement in housing and construction markets during the course of the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Chemicals	77.62%
Metals & Mining	16.05
Paper & Forest Products	4.55
Oil, Gas & Consumable Fuels	1.37
Electrical Equipment	0.41

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

EI du Pont de Nemours & Co.	10.30%
Dow Chemical Co. (The)	8.62
Monsanto Co.	8.56
LyondellBasell Industries NV Class A	6.37
Praxair Inc.	5.47
Ecolab Inc.	4.68
PPG Industries Inc.	4.68
Air Products & Chemicals Inc.	4.30
Freeport-McMoRan Inc.	3.76
International Paper Co.	3.53

TOTAL	60.27%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER GOODS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.66%	10.65%	11.13%	10.66%	10.65%	11.13%
5 Years	14.67%	14.67%	15.20%	98.25%	98.26%	102.85%
10 Years	9.72%	9.72%	10.24%	152.91%	152.83%	164.98%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through December 19, 2004 reflects the performance of the Dow Jones U.S. Consumer Non-Cyclical Sector IndexSM. Index performance beginning on December 20, 2004 reflects the performance of the Dow Jones U.S. Consumer Goods IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,040.10	$2.18	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer GoodsTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 10.66%, net of fees, while the total return for the Index was 11.13%.

As represented by the Index, U.S. consumer goods stocks delivered solid performance, slightly underperforming broader equity markets during the reporting period. Approximately 67% of the Index on average consisted of consumer goods stocks that make necessary household items and other products with relatively consistent demand. About 29% of the Index on average comprised consumer goods stocks that sell nonessential items for discretionary spending.

The food, beverage, and tobacco industry group was the largest contributor to the Index’s performance during the reporting period. Demands for U.S. brands in emerging markets helped industry performance and offered opportunity for growth. In the U.S., these industries focused on implementing cost savings, divesting less profitable brands, forming partnerships, and seeking acquisitions. Food and beverage stocks particularly benefitted from innovating products and embracing consumer health trends. The consumer durables industry, which encompasses companies with big ticket products such as furniture, appliances, and consumer electronics, also delivered a solid contribution to the Index return. The improving job market, declining fuel costs, and rising home prices increased consumer spending during the reporting period, as consumer confidence rose to its highest level in a decade.

At the other end of the spectrum, household and personal products delivered relatively flat performance. Market saturation was a major obstacle, as many companies within the industry struggled to differentiate their products. The automotive industry also lagged during the reporting period. Consumer demands for greater fuel efficiency, comfort, and long-term quality meant rising costs for automobile makers.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Food, Beverage & Tobacco	48.48%
Household & Personal Products	17.76
Consumer Durables & Apparel	15.54
Automobiles & Components	13.07
Capital Goods	1.75
Software & Services	1.54
Retailing	1.18
Other**	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	10.22%
Coca-Cola Co. (The)	7.59
PepsiCo Inc.	6.71
Philip Morris International Inc.	6.15
Altria Group Inc.	4.69
NIKE Inc. Class B	3.29
Mondelez International Inc. Class A	3.02
Ford Motor Co.	2.98
Colgate-Palmolive Co.	2.73
Kraft Foods Group Inc.	2.37

TOTAL	49.75%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. CONSUMER SERVICES ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.19%	21.27%	21.73%	21.19%	21.27%	21.73%
5 Years	18.98%	18.99%	19.51%	138.40%	138.49%	143.78%
10 Years	10.92%	10.94%	11.38%	181.86%	182.31%	193.74%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through December 19, 2004 reflects the performance of the Dow Jones U.S. Consumer Cyclical Sector IndexSM. Index performance beginning on December 20, 2004 reflects the performance of the Dow Jones U.S. Consumer ServicesTM Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,122.40	$2.26	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer ServicesTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 21.19%, net of fees, while the total return for the Index was 21.73%.

As represented by the Index, U.S. consumer services stocks delivered strong performance during the reporting period, outpacing most sectors of the broader market.

Consumer services stocks linked to discretionary spending accounted for the majority of the Index’s positive performance during the reporting period. The retail industry contributed the most, as the improving job market and declining gas prices meant higher disposable income for consumers. Internet and mobile retailing trends continued to make retail more accessible to consumers. The media industry also posted solid performance relative to the broader market while trailing the Index’s strong return during the reporting period. As consumers sought cutting-edge technology and new ways to access content, media companies responded to consumer demand by forming strategic partnerships with modest expenditures, helping the media industry’s profitability.

Service-based consumer staple stocks also delivered strong performance, aided by demands for U.S. brands in emerging markets. Meanwhile, cost-cutting procedures increased profitability within the U.S. Some of the highest returns of the reporting period were seen in stocks that offer industrial and healthcare services, due to improving economic conditions and the Affordable Care Act, respectively. However, these stocks represented relatively small portions of the Index.

At the other end of the spectrum, hotel, restaurant, and leisure stocks trailed the relatively high return of the Index, while generating solid performance. Many U.S. stocks in these industries are multi-national companies vulnerable to global growth. Slower growth in the industry was attributable to the recovering global economy and ever-changing regulations of foreign markets.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Retailing	32.88%
Media	26.61
Food & Staples Retailing	15.30
Consumer Services	14.44
Transportation	5.16
Health Care Equipment & Services	3.92
Commercial & Professional Services	1.30
Software & Services	0.33
Technology Hardware & Equipment	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Walt Disney Co. (The)	5.64%
Amazon.com Inc.	5.33
Comcast Corp. Class A	4.87
Home Depot Inc. (The)	4.67
Wal-Mart Stores Inc.	4.09
CVS Health Corp.	3.70
McDonald’s Corp.	3.08
Starbucks Corp.	2.46
Walgreens Boots Alliance Inc.	2.40
Time Warner Inc.	2.32

TOTAL	38.56%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIALS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.15%	12.14%	12.68%	12.15%	12.14%	12.68%
5 Years	10.47%	10.46%	10.94%	64.50%	64.44%	68.07%
10 Years	1.71%	1.71%	2.11%	18.50%	18.50%	23.28%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,027.80	$2.16	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIALS ETF

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. FinancialsTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 12.15%, net of fees, while the total return for the Index was 12.68%.

U.S. financials stocks, as represented by the Index, delivered positive returns during the reporting period, performing in line with broader equity markets. Although higher volatility levels returned to markets, improving economic conditions, lower interest rates, and low inflation levels supported sector gains.

Diversified financials stocks, which include financial services, capital markets, and consumer finance companies, accounted for an average of 26% of the Index during the reporting period and were the most significant contributors to Index returns. A large volume of initial public offerings (“IPO”) and financial market activity were contributors to gains for the industry group, although IPO activity slowed in the final months of the reporting period.

Banks, the largest weighting at an average of 31% of the Index, benefited in part from an improvement in consumer and business balance sheets, which allowed banks to reduce their loan loss reserves. The low-interest rate environment enabled banks to borrow funds at attractive rates, although low long-term rates crimped net interest margins.

Real estate-related stocks, which accounted for 20% of the Index on average, were meaningful contributors. Performance drivers included improving rental rates for commercial properties and the low-interest-rate environment, which helped attract investors in search of yield.

Insurers, which represented 17% of the Index on average, delivered positive results. Although they grappled with the low interest rate environment, they benefited from a healthy equity market, while initiating internal measures including cost cutting, modestly higher premiums, and new product design.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Banks	31.26%
Diversified Financials	26.01
Real Estate	20.72
Insurance	16.29
Software & Services	5.72

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Wells Fargo & Co.	6.51%
Berkshire Hathaway Inc. Class B	6.49
JPMorgan Chase & Co.	5.95
Bank of America Corp.	4.22
Citigroup Inc.	4.08
Visa Inc. Class A	3.23
MasterCard Inc. Class A	2.22
Goldman Sachs Group Inc. (The)	2.01
American International Group Inc.	1.95
U.S. Bancorp/MN	1.93

TOTAL	38.59%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. INDUSTRIALS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.54%	7.59%	8.01%	7.54%	7.59%	8.01%
5 Years	13.76%	13.76%	14.27%	90.50%	90.48%	94.84%
10 Years	8.92%	8.93%	9.41%	134.94%	135.31%	145.76%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.20	$2.17	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INDUSTRIALS ETF

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. IndustrialsTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 7.54%, net of fees, while the total return for the Index was 8.01%.

U.S. industrials stocks, as represented by the Index, produced a gain during the reporting period, but lagged the performance of broader equity markets. Modest economic growth tempered the performance of U.S. industrials stocks during the reporting period. Industrial production (the total output of businesses in the industrial sector) slowed during the reporting period and declined in the first calendar quarter of 2015 for the first time in six years.

Capital goods, which made up the largest industry in the Index, produced a modest gain during the reporting period. Within the capital goods industry, growth in new home construction supported building products stocks, while strong orders for new commercial aircraft boosted aerospace and defense stocks. Industrial conglomerates also performed relatively well. Gains in those groups were offset by a substantial loss among construction and engineering stocks, in part due to lower energy prices, which cast doubt on upcoming energy-related projects.

The transportation segment achieved strong gains, with solid contributions to Index performance from both road and rail carriers, as well as air freight and logistics companies, which benefited in part from improving economic conditions and tighter capacities. Technology-oriented industrials stocks in the Index also delivered strong results during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Capital Goods	60.93%
Transportation	12.68
Software & Services	10.28
Commercial & Professional Services	5.61
Materials	5.26
Technology Hardware & Equipment	4.01
Pharmaceuticals, Biotechnology & Life Sciences	1.07
Utilities	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

General Electric Co.	10.23%
3M Co.	3.72
United Technologies Corp.	3.53
Boeing Co. (The)	3.52
Union Pacific Corp.	3.51
Honeywell International Inc.	2.96
United Parcel Service Inc. Class B	2.62
Accenture PLC Class A	2.18
Caterpillar Inc.	1.98
Danaher Corp.	1.89

TOTAL	36.14%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. FINANCIAL SERVICES ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.50%	13.50%	14.01%	13.50%	13.50%	14.01%
5 Years	9.77%	9.78%	10.26%	59.39%	59.41%	62.95%
10 Years	0.27%	0.27%	0.65%	2.69%	2.70%	6.73%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.20	$2.17	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial ServicesTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 13.50%, net of fees, while the total return for the Index was 14.01%.

U.S. financial services stocks, as represented by the Index, delivered sound returns during the reporting period, outperforming broader equity markets. Equity market performance overall remained strong in the United States, although volatile conditions returned in the final months of the reporting period.

U.S. economic conditions improved during the first half of the reporting period, which raised the possibility of rising interest rates. The Fed ended its quantitative easing program in October 2014, but, in March 2015, reiterated that it would maintain interest rates at their historically low levels until there are further improvements in the labor market.

Banks, which comprised more than 50% of the Index on average, made the most significant contribution to Index returns during the reporting period. The industry group benefited in part from improvements in consumer and business balance sheets, which allowed banks to reduce their loan loss reserves. The low interest rate environment enabled banks to borrow funds at attractive rates, but the low rates constrained their net interest margins, because the rate at which banks could lend money also remained relatively low.

Diversified financials stocks — which include financial services, capital markets, and consumer finance companies — accounted for an average of 34% of the Index during the reporting period and produced the best absolute returns. A large volume of initial public offerings (“IPOs”) and capital markets activity contributed to gains for the industry, although IPOs slowed in the final months of the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Banks	55.30%
Diversified Financials	34.12
Software & Services	10.12
Insurance	0.45
Real Estate	0.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Wells Fargo & Co.	11.53%
JPMorgan Chase & Co.	10.52
Bank of America Corp.	7.48
Citigroup Inc.	7.22
Visa Inc. Class A	5.72
MasterCard Inc. Class A	3.93
Goldman Sachs Group Inc. (The)	3.55
U.S. Bancorp/MN	3.41
American Express Co.	3.03
Morgan Stanley	2.56

TOTAL	58.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® U.S. REAL ESTATE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.14%	12.20%	12.74%	12.14%	12.20%	12.74%
5 Years	11.48%	11.47%	12.04%	72.14%	72.07%	76.55%
10 Years	6.84%	6.92%	7.25%	93.75%	95.32%	101.36%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,024.20	$2.16	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. REAL ESTATE ETF

The iShares U.S. Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the real estate sector, as represented by the Dow Jones U.S. Real EstateTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 12.14%, net of fees, while the total return for the Index was 12.74%.

U.S. real estate stocks, as represented by the Index, delivered sound returns during the reporting period, largely keeping pace with broader equity markets.

Real estate investment trusts (REITs), which constituted 95% of the Index on average, performed well for much of the reporting period, thanks to a growing economy and REITs’ healthy dividend yields, which appealed to investors in a low interest rate environment. The Index rose through the first nine months of the reporting period, interrupted only by a pullback in October 2014 amid a broad stock market sell-off. After reaching its high in late January 2015, the Index fell back on the prospect of higher interest rates, which would compete with REIT yields.

Residential REITs led the Index in both absolute return and contribution to overall Index performance during the reporting period. Making up 13% of the Index on average, the group benefited from an improving economy and strong apartment demand, as well as low interest rates. In the final months of the reporting period, however, residential REITs turned volatile amid valuation and oversupply concerns. Specialized REITs, ranging from self-storage properties to auto dealership facilities, also made a strong contribution to Index performance, helped by the group’s 20% average weighting in the Index. Retail and office REITs contributed to Index performance during the reporting period, spurred by strength in the U.S. commercial real estate market.

The real estate management and development industry, composing 4% of the Index on average, also contributed to Index performance during the reporting period. Within the industry, the real estate services group benefited from an improving economy and strong demand for commercial property.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Specialized REITs	20.71%
Retail REITs	18.98
Residential REITs	13.51
Office REITs	12.68
Health Care REITs	10.64
Hotel & Resort REITs	5.56
Mortgage REITs	5.20
Diversified REITs	5.06
Industrial REITs	3.08
Real Estate Services	3.05
Other**	1.53

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Simon Property Group Inc.	6.86%
American Tower Corp.	4.85
Crown Castle International Corp.	3.39
Public Storage	3.31
Equity Residential	3.27
Health Care REIT Inc.	3.06
Ventas Inc.	2.99
AvalonBay Communities Inc.	2.64
Prologis Inc.	2.50
Boston Properties Inc.	2.46

TOTAL	35.33%

*	Excludes money market funds.
**	Other includes sectors which individually represent less than 1% of net assets.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI KLD 400 SOCIAL ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.34%	11.33%	11.93%	11.34%	11.33%	11.93%
5 Years	12.83%	12.83%	13.40%	82.84%	82.85%	87.53%
Since Inception	6.70%	6.70%	7.24%	73.15%	73.12%	80.67%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/14/06. The first day of secondary market trading was 11/17/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.60	$2.52	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 11.34%, net of fees, while the total return for the Index was 11.93%.

Stocks of socially responsible U.S. companies, as represented by the Index, produced a solid return for the reporting period but slightly trailed the broader equity markets.

Nine of the ten sectors in the Index posted positive returns for the reporting period. The healthcare sector, which was the third-largest sector weighting on average during the reporting period, generated the best absolute returns. Growth in the healthcare sector was driven by strength in the biotechnology and pharmaceuticals industries, as well as from healthcare services providers as a result of an aging populace and increased medical visits related to the Affordable Care Act. The sector’s traditional role as a defensive segment of the market also helped during periods of heightened market volatility.

The information technology sector, the Index’s largest sector weighting at 23% on average during the reporting period, and the consumer discretionary sector were also significant contributors to Index performance. These two sectors are among the most sensitive to economic conditions, and they benefited from solid economic growth in the United States, particularly during the first half of the reporting period.

The only sector in the Index with a negative overall return for the reporting period was energy. A dramatic decline in energy prices, including a drop of approximately 40% in the price of oil, contributed to the underperformance of the energy sector. The utilities and telecommunication services sectors, the smallest sector weightings in the Index on average during the reporting period, had a slightly positive impact on Index performance.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Information Technology	23.12%
Consumer Discretionary	15.92
Financials	14.92
Health Care	13.75
Consumer Staples	10.34
Industrials	9.07
Energy	4.67
Telecommunication Services	3.24
Materials	3.16
Utilities	1.81

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	2.78%
Verizon Communications Inc.	2.70
Walt Disney Co. (The)	2.26
Merck & Co. Inc.	2.19
International Business Machines Corp.	2.08
Intel Corp.	2.03
Google Inc. Class A	2.02
Google Inc. Class C	2.01
Oracle Corp.	2.00
Gilead Sciences Inc.	1.96

TOTAL	22.03%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG SELECT ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.46%	11.49%	12.04%	11.46%	11.49%	12.04%
5 Years	12.48%	12.47%	13.05%	80.01%	79.99%	84.62%
10 Years	7.46%	7.47%	8.00%	105.38%	105.47%	115.89%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,038.60	$2.53	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG SELECT ETF

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA ESG Select Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 11.46%, net of fees, while the total return for the Index was 12.04%.

Stocks of socially responsible U.S. companies, as represented by the Index, produced a solid return for the reporting period but slightly trailed the broader equity markets.

Nine of the ten sectors in the Index posted positive returns for the reporting period. The information technology sector, the Index’s largest sector weighting at 22% on average during the reporting period, produced the strongest contribution to Index performance. The information technology stocks in the Index benefited from solid economic growth in the United States, particularly during the first half of the reporting period.

The healthcare sector also contributed meaningfully to Index performance for the reporting period. Sector growth was driven by strength in the biotechnology, pharmaceuticals, and life sciences tools and services industries, as well as from healthcare services providers thanks to an aging populace and increased medical visits related to the Affordable Care Act. The sector’s traditional role as a defensive segment of the market also helped during periods of heightened market volatility.

The only sector in the Index with a negative overall return for the reporting period was energy. A dramatic decline in energy prices, including a drop of approximately 40% in the price of oil, contributed to the underperformance of the energy sector. Among the remaining sectors, utilities and consumer staples posted the lowest positive returns in the Index and had a slightly positive impact on Index performance for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Information Technology	21.59%
Financials	17.95
Health Care	14.29
Industrials	12.81
Consumer Discretionary	10.00
Consumer Staples	7.40
Energy	6.03
Materials	5.88
Utilities	4.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

3M Co.	4.74%
NextEra Energy Inc.	4.06
Apple Inc.	3.87
Microsoft Corp.	3.47
Marsh & McLennan Companies Inc.	3.23
Henry Schein Inc.	3.17
Northern Trust Corp.	3.16
Ecolab Inc.	2.97
American Express Co.	2.61
ACE Ltd.	2.58

TOTAL	33.86%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® COHEN & STEERS REIT ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.80%	14.85%	15.23%	14.80%	14.85%	15.23%
5 Years	12.63%	12.62%	13.00%	81.24%	81.16%	84.21%
10 Years	7.57%	7.60%	7.89%	107.50%	108.04%	113.68%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,031.10	$1.76	$1,000.00	$1,023.10	$1.76	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® COHEN & STEERS REIT ETF

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 14.80%, net of fees, while the total return for the Index was 15.23%.

As represented by the Index, U.S. REITs delivered solid gains during the reporting period, outperforming broader equity markets. A strengthening economy and low interest rates helped drive REITs higher for much of the reporting period, as their generous dividend yields attracted income-oriented investors.

The Index rose through the first nine months of the reporting period, interrupted only by a pullback in October 2014 amid a broad stock market sell-off. After reaching its high in late January 2015, the Index fell back on the prospect of higher interest rates, which would compete with REIT yields.

Residential REITs led the Index in both absolute returns and contribution to overall Index performance during the reporting period. Making up 20% of the Index on average, the group benefited from an improving economy and strong apartment demand, as well as low interest rates. In the final months of the reporting period, residential REITs turned volatile amid valuation and oversupply concerns. Retail REITs, the largest Index weight at 27% on average, made a notable contribution to Index returns. Both retail REITs and office REITs, which also contributed meaningfully to Index gains, benefited from a stronger U.S. commercial real estate market. Healthcare REITs further added to Index returns amid industry consolidation and strength in healthcare stocks overall.

The only group to decline during the reporting period was hotel and resort REITs. After rising for much of the reporting period, the group pulled back over the final three months amid concerns about decelerating revenue growth, high stock valuations, and a weakening New York City real estate market.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Retail REITs	27.02%
Residential REITs	20.69
Office REITs	19.97
Health Care REITs	16.52
Specialized REITs	6.88
Industrial REITs	5.07
Hotel & Resort REITs	3.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Simon Property Group Inc.	7.96%
Public Storage	6.88
Equity Residential	6.75
Health Care REIT Inc.	6.26
Ventas Inc.	5.59
AvalonBay Communities Inc.	5.47
Boston Properties Inc.	5.11
Prologis Inc.	5.07
HCP Inc.	4.67
Vornado Realty Trust	4.56

TOTAL	58.32%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

CHEMICALS — 77.55%
Air Products & Chemicals Inc.	148,122	$21,245,138
Airgas Inc.	51,964	5,262,914
Albemarle Corp.	86,196	5,145,901
Ashland Inc.	48,962	6,186,838
Axiall Corp.	53,962	2,201,650
Cabot Corp.	48,769	2,084,387
Celanese Corp. Series A	117,434	7,792,920
CF Industries Holdings Inc.	36,795	10,577,459
Chemtura Corp.[a,b]	53,147	1,601,319
Cytec Industries Inc.	54,794	3,029,560
Dow Chemical Co. (The)	835,868	42,629,268
Eastman Chemical Co.	114,164	8,701,580
Ecolab Inc.	206,864	23,164,631
EI du Pont de Nemours & Co.	695,448	50,906,794
FMC Corp.	102,449	6,076,250
HB Fuller Co.	38,673	1,615,371
Huntsman Corp.	156,337	3,603,568
International Flavors & Fragrances Inc.	62,027	7,117,598
LyondellBasell Industries NV Class A	304,185	31,489,231
Minerals Technologies Inc.	26,676	1,806,765
Monsanto Co.	371,211	42,303,206
Mosaic Co. (The)	238,834	10,508,696
NewMarket Corp.	8,112	3,625,253
Olin Corp.	59,217	1,748,678
Platform Specialty Products Corp.[a,b]	93,042	2,506,552
PolyOne Corp.	68,502	2,675,003
PPG Industries Inc.	104,498	23,152,577
Praxair Inc.	221,815	27,045,903
RPM International Inc.	102,820	4,888,063
Sensient Technologies Corp.	36,534	2,387,862
Sigma-Aldrich Corp.	91,727	12,742,715
Westlake Chemical Corp.	31,587	2,463,154
WR Grace & Co.[a]	56,739	5,487,796

		383,774,600
ELECTRICAL EQUIPMENT — 0.40%
Polypore International Inc.[a]	34,327	2,010,189

		2,010,189
METALS & MINING — 16.04%
Alcoa Inc.	938,742	12,597,918
Allegheny Technologies Inc.	83,482	2,837,553
Carpenter Technology Corp.	40,229	1,739,904

Security	Shares	Value
Cliffs Natural Resources Inc.[b]	116,914	$694,469
Commercial Metals Co.	90,149	1,496,473
Compass Minerals International Inc.	25,853	2,283,596
Freeport-McMoRan Inc.	798,681	18,585,307
Newmont Mining Corp.	383,135	10,149,246
Nucor Corp.	245,041	11,972,703
Reliance Steel & Aluminum Co.	59,478	3,849,416
Royal Gold Inc.	50,155	3,236,502
Steel Dynamics Inc.	185,648	4,108,390
Stillwater Mining Co.[a,b]	92,644	1,244,209
TimkenSteel Corp.	28,739	838,892
U.S. Steel Corp.	111,940	2,688,799
Worthington Industries Inc.	38,644	1,044,547

		79,367,924
OIL, GAS & CONSUMABLE FUELS — 1.36%
CONSOL Energy Inc.	176,995	5,748,798
Peabody Energy Corp.[b]	211,255	999,236

		6,748,034
PAPER & FOREST PRODUCTS — 4.55%
Domtar Corp.	49,012	2,118,299
International Paper Co.	324,774	17,446,859
KapStone Paper and Packaging Corp.	64,997	1,816,666
Resolute Forest Products Inc.[a,b]	72,716	1,121,281

		22,503,105

TOTAL COMMON STOCKS
(Cost: $593,406,793)		494,403,852

SHORT-TERM INVESTMENTS — 1.41%

MONEY MARKET FUNDS — 1.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	6,292,819	6,292,819
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	353,502	353,502
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	345,922	345,922

		6,992,243

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,992,243)		6,992,243

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® U.S. BASIC MATERIALS ETF

April 30, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 101.32%
(Cost: $600,399,036)	$501,396,095
Other Assets, Less Liabilities — (1.32)%	(6,516,520)

NET ASSETS — 100.00%	$494,879,575

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.75%

AUTO COMPONENTS — 6.08%
Autoliv Inc.	32,803	$3,894,372
BorgWarner Inc.	83,639	4,951,429
Cooper Tire & Rubber Co.	19,933	846,953
Dana Holding Corp.	60,994	1,315,641
Delphi Automotive PLC	107,291	8,905,153
Gentex Corp./MI	109,175	1,894,186
Goodyear Tire & Rubber Co. (The)	99,641	2,826,317
Johnson Controls Inc.	242,971	12,240,879
Lear Corp.	28,822	3,200,107
Tenneco Inc.[a]	22,673	1,325,237
TRW Automotive Holdings Corp.[a]	40,873	4,294,117
Visteon Corp.[a]	16,460	1,669,044

		47,363,435
AUTOMOBILES — 6.96%
Ford Motor Co.	1,462,348	23,105,098
General Motors Co.	500,037	17,531,297
Harley-Davidson Inc.	78,146	4,392,587
Tesla Motors Inc.[a,b]	35,809	8,094,625
Thor Industries Inc.	17,199	1,034,864

		54,158,471
BEVERAGES — 18.51%
Brown-Forman Corp. Class B	57,642	5,201,038
Coca-Cola Co. (The)	1,452,630	58,918,673
Coca-Cola Enterprises Inc.	80,219	3,562,526
Constellation Brands Inc. Class Aa	62,220	7,213,787
Dr. Pepper Snapple Group Inc.	71,375	5,323,147
Molson Coors Brewing Co. Class B	59,065	4,341,868
Monster Beverage Corp.[a]	54,054	7,411,344
PepsiCo Inc.	547,962	52,122,145

		144,094,528
CHEMICALS — 0.14%
Scotts Miracle-Gro Co. (The) Class A	16,445	1,060,867

		1,060,867
COMMERCIAL SERVICES & SUPPLIES — 0.17%
Herman Miller Inc.	22,041	604,144
HNI Corp.	16,331	761,678

		1,365,822
DISTRIBUTORS — 1.18%
Genuine Parts Co.	56,478	5,074,548
LKQ Corp.[a]	112,384	3,042,235
Pool Corp.	16,140	1,047,325

		9,164,108

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.36%
Leucadia National Corp.	116,563	$2,770,702

		2,770,702
FOOD PRODUCTS — 16.77%
Archer-Daniels-Midland Co.	234,445	11,459,672
B&G Foods Inc.	19,676	598,150
Bunge Ltd.	53,594	4,628,914
Campbell Soup Co.	65,694	2,937,179
ConAgra Foods Inc.	157,494	5,693,408
Darling Ingredients Inc.[a,b]	60,854	831,266
Dean Foods Co.	34,685	563,631
Flowers Foods Inc.	68,223	1,524,102
General Mills Inc.	223,164	12,349,896
Hain Celestial Group Inc. (The)[a]	37,598	2,264,903
Hershey Co. (The)	54,710	5,028,943
Hormel Foods Corp.	49,765	2,704,728
Ingredion Inc.	26,460	2,100,924
JM Smucker Co. (The)	36,084	4,182,857
Kellogg Co.	93,613	5,928,511
Keurig Green Mountain Inc.	44,869	5,221,406
Kraft Foods Group Inc.	217,354	18,420,751
Lancaster Colony Corp.	7,197	645,283
McCormick & Co. Inc./MD	47,402	3,569,371
Mead Johnson Nutrition Co.	74,789	7,173,761
Mondelez International Inc. Class A	609,729	23,395,302
Post Holdings Inc.[a,b]	19,375	909,462
TreeHouse Foods Inc.[a]	15,836	1,286,833
Tyson Foods Inc. Class A	107,988	4,265,526
WhiteWave Foods Co. (The)[a]	64,398	2,831,580

		130,516,359
HOUSEHOLD DURABLES — 4.83%
DR Horton Inc.	122,849	3,120,365
Harman International Industries Inc.	25,359	3,306,306
Jarden Corp.[a]	66,324	3,394,462
Leggett & Platt Inc.	51,169	2,173,147
Lennar Corp. Class A	65,914	3,018,861
Mohawk Industries Inc.[a]	22,935	3,979,223
Newell Rubbermaid Inc.	100,197	3,820,512
NVR Inc.[a]	1,437	1,906,166
PulteGroup Inc.	122,531	2,364,848
Ryland Group Inc. (The)	17,285	712,488
Tempur Sealy International Inc.[a,b]	22,540	1,372,911
Toll Brothers Inc.[a]	59,113	2,100,876
Tupperware Brands Corp.	18,424	1,231,829
Whirlpool Corp.	28,886	5,072,382

		37,574,376

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER GOODS ETF

April 30, 2015

Security	Shares	Value
HOUSEHOLD PRODUCTS — 16.39%
Church & Dwight Co. Inc.	48,251	$3,916,534
Clorox Co. (The)	48,507	5,146,593
Colgate-Palmolive Co.	315,179	21,205,243
Energizer Holdings Inc.	22,942	3,134,336
Kimberly-Clark Corp.	135,103	14,819,448
Procter & Gamble Co. (The)	998,296	79,374,515

		127,596,669
LEISURE PRODUCTS — 1.58%
Brunswick Corp./DE	34,355	1,719,124
Hasbro Inc.	41,376	2,929,007
Mattel Inc.	125,043	3,521,211
Polaris Industries Inc.	22,537	3,086,668
Vista Outdoor Inc.[a]	23,525	1,029,454

		12,285,464
MACHINERY — 1.75%
Middleby Corp. (The)[a]	21,185	2,146,888
Snap-on Inc.	21,488	3,213,530
Stanley Black & Decker Inc.	58,218	5,746,117
WABCO Holdings Inc.[a]	20,092	2,500,449

		13,606,984
PERSONAL PRODUCTS — 1.32%
Avon Products Inc.	161,119	1,316,342
Estee Lauder Companies Inc. (The) Class A	82,470	6,703,986
Herbalife Ltd.[a,b]	25,213	1,046,844
Nu Skin Enterprises Inc. Class A	21,915	1,239,293

		10,306,465
SOFTWARE — 1.54%
Activision Blizzard Inc.	183,345	4,183,016
Electronic Arts Inc.[a,b]	114,946	6,677,213
Take-Two Interactive Software Inc.[a]	31,062	736,169
TiVo Inc.[a,b]	35,293	389,988

		11,986,386
TEXTILES, APPAREL & LUXURY GOODS — 9.09%
Carter’s Inc.	19,514	1,948,668
Coach Inc.	101,937	3,895,013
Deckers Outdoor Corp.[a,b]	12,745	943,130
Fossil Group Inc.[a,b]	16,399	1,377,188
Hanesbrands Inc.	148,039	4,601,052
Iconix Brand Group Inc.[a,b]	17,763	467,345
Kate Spade & Co.[a,b]	47,175	1,542,622
lululemon athletica Inc.[a,b]	38,622	2,457,904
Michael Kors Holdings Ltd.[a]	74,156	4,587,290

Security	Shares	Value
NIKE Inc. Class B	258,686	$25,568,524
PVH Corp.	30,453	3,147,318
Ralph Lauren Corp.	22,264	2,970,240
Skechers U.S.A. Inc. Class Aa	15,130	1,360,490
Steven Madden Ltd.[a]	20,819	812,357
Under Armour Inc. Class Aa,b	61,621	4,778,709
VF Corp.	126,545	9,165,654
Wolverine World Wide Inc.	38,154	1,172,472

		70,795,976
TOBACCO — 13.08%
Altria Group Inc.	727,968	36,434,799
Lorillard Inc.	133,078	9,296,829
Philip Morris International Inc.	571,824	47,730,149
Reynolds American Inc.	113,910	8,349,603

		101,811,380

TOTAL COMMON STOCKS
(Cost: $735,481,447)		776,457,992

SHORT-TERM INVESTMENTS — 2.32%

MONEY MARKET FUNDS — 2.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	16,189,361	16,189,361
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	909,446	909,446
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	962,291	962,291

		18,061,098

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,061,098)		18,061,098

TOTAL INVESTMENTS IN SECURITIES — 102.07%
(Cost: $753,542,545)		794,519,090
Other Assets, Less Liabilities — (2.07)%		(16,107,916)

NET ASSETS — 100.00%		$778,411,174

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.84%

AIRLINES — 4.65%
Alaska Air Group Inc.	45,932	$2,942,404
American Airlines Group Inc.	250,601	12,100,269
Delta Air Lines Inc.	287,992	12,855,963
JetBlue Airways Corp.[a,b]	91,286	1,874,102
Southwest Airlines Co.	236,186	9,579,704
Spirit Airlines Inc.[a]	25,464	1,743,520
United Continental Holdings Inc.[a]	134,245	8,019,796

		49,115,758
COMMERCIAL SERVICES & SUPPLIES — 0.39%
Copart Inc.[a]	39,687	1,411,667
KAR Auction Services Inc.	49,443	1,839,774
Rollins Inc.	33,759	837,223

		4,088,664
DIVERSIFIED CONSUMER SERVICES — 0.88%
Apollo Education Group Inc.[a]	33,843	568,055
DeVry Education Group Inc.	19,960	603,591
Graham Holdings Co. Class B	1,543	1,578,381
Grand Canyon Education Inc.[a]	16,237	735,211
H&R Block Inc.	96,058	2,904,794
Service Corp. International/U.S.	70,802	1,959,799
Sotheby’sb	21,524	919,290

		9,269,121
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.06%
Dolby Laboratories Inc. Class A	15,250	613,965

		613,965
FOOD & STAPLES RETAILING — 15.28%
Casey’s General Stores Inc.	13,631	1,120,196
Costco Wholesale Corp.	153,723	21,990,075
CVS Health Corp.	393,140	39,034,871
Kroger Co. (The)	171,663	11,829,297
Rite Aid Corp.[a]	318,903	2,458,742
Sprouts Farmers Market Inc.[a,b]	49,932	1,597,075
Sysco Corp.	206,957	7,663,618
United Natural Foods Inc.[a]	17,428	1,175,693
Wal-Mart Stores Inc.	551,798	43,067,834
Walgreens Boots Alliance Inc.	304,652	25,264,790
Whole Foods Market Inc.	126,074	6,021,294

		161,223,485
HEALTH CARE PROVIDERS & SERVICES — 3.92%
AmerisourceBergen Corp.	72,896	8,332,013
Cardinal Health Inc.	115,342	9,727,944

Security	Shares	Value
Chemed Corp.	5,956	$686,429
McKesson Corp.	81,356	18,174,930
Omnicare Inc.	33,887	2,981,378
VCA Inc.[a]	28,651	1,460,342

		41,363,036
HOTELS, RESTAURANTS & LEISURE — 13.54%
Brinker International Inc.	22,028	1,219,690
Buffalo Wild Wings Inc.[a,b]	6,612	1,053,292
Carnival Corp.	157,379	6,919,955
Cheesecake Factory Inc. (The)	16,247	814,462
Chipotle Mexican Grill Inc.[a]	10,838	6,734,083
Choice Hotels International Inc.	12,128	726,103
Cracker Barrel Old Country Store Inc.	8,347	1,105,811
Darden Restaurants Inc.	43,309	2,761,815
Domino’s Pizza Inc.	19,450	2,097,682
Dunkin’ Brands Group Inc.	34,060	1,774,867
Hilton Worldwide Holdings Inc.[a]	144,357	4,180,579
Hyatt Hotels Corp. Class Aa,b	19,667	1,141,669
Jack in the Box Inc.	13,289	1,153,087
Las Vegas Sands Corp.	128,320	6,785,562
Life Time Fitness Inc.[a]	12,617	902,115
Marriott International Inc./MD Class A	72,499	5,803,545
Marriott Vacations Worldwide Corp.	9,762	802,534
McDonald’s Corp.	335,799	32,421,393
MGM Resorts International[a]	125,178	2,647,515
Norwegian Cruise Line Holdings Ltd.[a]	35,195	1,707,309
Panera Bread Co. Class Aa	8,874	1,619,328
Royal Caribbean Cruises Ltd.	57,599	3,920,188
Six Flags Entertainment Corp.	30,500	1,434,110
Starbucks Corp.	523,936	25,976,747
Starwood Hotels & Resorts Worldwide Inc.	60,035	5,160,008
Vail Resorts Inc.	12,700	1,259,967
Wendy’s Co. (The)	95,936	970,872
Wyndham Worldwide Corp.	42,182	3,602,343
Wynn Resorts Ltd.	28,277	3,140,726
Yum! Brands Inc.	151,322	13,007,639

		142,844,996
INTERNET & CATALOG RETAIL — 10.06%
Amazon.com Inc.[a]	133,044	56,115,298
Expedia Inc.	34,572	3,257,720
Groupon Inc.[a,b]	147,411	1,020,084
HSN Inc.	11,401	711,650

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2015

Security	Shares	Value
Liberty Interactive Corp. Series Aa	154,300	$4,437,668
Liberty TripAdvisor Holdings Inc. Class Aa	24,082	715,476
Liberty Ventures Series Aa	47,776	1,991,304
Netflix Inc.[a]	21,139	11,763,854
Priceline Group Inc. (The)[a,b]	18,150	22,466,251
Shutterfly Inc.[a]	13,180	589,937
TripAdvisor Inc.[a]	38,918	3,132,510

		106,201,752
INTERNET SOFTWARE & SERVICES — 0.08%
Yelp Inc.[a,b]	21,566	849,485

		849,485
IT SERVICES — 0.04%
Acxiom Corp.[a]	26,918	469,988

		469,988
MEDIA — 26.57%
AMC Networks Inc. Class Aa,b	20,655	1,558,213
Cablevision Systems Corp. Class A	76,409	1,526,652
CBS Corp. Class B NVS	159,842	9,930,984
Charter Communications Inc. Class Aa	28,975	5,420,064
Cinemark Holdings Inc.	36,357	1,549,899
Comcast Corp. Class A	887,804	51,279,559
DIRECTV[a]	175,672	15,934,329
Discovery Communications Inc. Class Aa,b	51,831	1,677,251
Discovery Communications Inc. Class C NVS[a,b]	94,305	2,850,840
DISH Network Corp. Class Aa	74,014	5,007,787
DreamWorks Animation SKG Inc. Class Aa,b	25,172	655,982
Gannett Co. Inc.	79,328	2,722,537
Interpublic Group of Companies Inc. (The)	143,875	2,998,355
John Wiley & Sons Inc. Class A	16,189	920,830
Liberty Broadband Corp. Class Aa	8,618	467,440
Liberty Broadband Corp. Class Ca	22,831	1,238,810
Liberty Global PLC Series Aa	87,876	4,581,855
Liberty Global PLC Series C NVS[a]	208,838	10,535,877
Liberty Media Corp. Class Aa	34,662	1,330,328
Liberty Media Corp. Class Ca	69,456	2,635,855
Lions Gate Entertainment Corp.	31,757	984,785
Live Nation Entertainment Inc.[a]	50,886	1,275,203
Madison Square Garden Co. (The) Class Aa,b	21,119	1,695,856

Security	Shares	Value
Meredith Corp.	12,682	$659,971
New York Times Co. (The) Class A	46,123	617,587
News Corp. Class Aa	174,804	2,758,407
Omnicom Group Inc.	86,221	6,532,103
Regal Entertainment Group Class A	27,676	608,872
Scripps Networks Interactive Inc. Class A	34,000	2,375,240
Sinclair Broadcast Group Inc. Class A	25,037	767,134
Sirius XM Holdings Inc.[a,b]	917,287	3,623,284
Starz Series Aa,b	29,610	1,164,561
Time Inc.	38,246	873,156
Time Warner Cable Inc.	98,142	15,263,044
Time Warner Inc.	290,174	24,493,587
Tribune Media Co.	32,534	1,824,181
Twenty-First Century Fox Inc. Class A	638,837	21,771,565
Viacom Inc. Class B NVS	127,592	8,861,264
Walt Disney Co. (The)	546,291	59,392,758

		280,366,005
MULTILINE RETAIL — 5.06%
Big Lots Inc.	18,689	851,658
Dillard’s Inc. Class A	8,621	1,134,437
Dollar General Corp.	106,012	7,708,133
Dollar Tree Inc.[a]	71,886	5,492,809
Family Dollar Stores Inc.	33,539	2,620,738
JC Penney Co. Inc.[a,b]	107,014	888,216
Kohl’s Corp.	70,513	5,052,256
Macy’s Inc.	119,003	7,691,164
Nordstrom Inc.	49,145	3,713,396
Sears Holdings Corp.[a,b]	17,416	695,595
Target Corp.	222,548	17,543,459

		53,391,861
PROFESSIONAL SERVICES — 0.91%
Dun & Bradstreet Corp. (The)	12,540	1,600,982
IHS Inc. Class Aa	24,058	3,018,557
Nielsen NV	110,343	4,958,814

		9,578,353
ROAD & RAIL — 0.50%
Avis Budget Group Inc.[a]	37,138	2,010,652
Hertz Global Holdings Inc.[a]	156,286	3,257,000

		5,267,652
SOFTWARE — 0.20%
FactSet Research Systems Inc.	13,589	2,138,773

		2,138,773

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. CONSUMER SERVICES ETF

April 30, 2015

Security	Shares	Value
SPECIALTY RETAIL — 17.70%
Aaron’s Inc.	22,388	$761,192
Abercrombie & Fitch Co. Class A	24,214	544,331
Advance Auto Parts Inc.	25,585	3,658,655
American Eagle Outfitters Inc.	61,303	975,331
ANN INC.[a]	15,868	600,763
Asbury Automotive Group Inc.[a,b]	9,615	807,948
Ascena Retail Group Inc.[a]	45,757	685,897
AutoNation Inc.[a]	26,206	1,612,979
AutoZone Inc.[a,b]	11,143	7,495,450
Bed Bath & Beyond Inc.[a]	64,892	4,572,290
Best Buy Co. Inc.	101,637	3,521,722
Cabela’s Inc.[a,b]	16,703	880,916
CarMax Inc.[a,b]	73,416	5,000,364
Chico’s FAS Inc.	53,590	903,527
CST Brands Inc.	26,900	1,121,999
Dick’s Sporting Goods Inc.	34,242	1,857,971
DSW Inc. Class A	24,677	895,035
Foot Locker Inc.	49,599	2,948,661
GameStop Corp. Class Ab	37,786	1,456,272
Gap Inc. (The)	92,794	3,678,354
Genesco Inc.[a]	8,391	567,148
GNC Holdings Inc. Class A	31,025	1,335,626
Group 1 Automotive Inc.	7,420	586,032
Guess? Inc.	22,224	406,921
Home Depot Inc. (The)	460,425	49,256,267
L Brands Inc.	85,896	7,675,667
Lithia Motors Inc. Class A	7,952	793,053
Lowe’s Companies Inc.	339,920	23,406,891
Lumber Liquidators Holdings Inc.[a,b]	9,425	259,093
Men’s Wearhouse Inc. (The)	16,047	908,100
Murphy USA Inc.[a]	15,058	983,739
O’Reilly Automotive Inc.[a]	35,516	7,736,450
Office Depot Inc.[a]	171,643	1,582,548
Pier 1 Imports Inc.	31,875	403,219
Restoration Hardware Holdings Inc.[a,b]	12,563	1,082,554
Ross Stores Inc.	72,324	7,151,397
Sally Beauty Holdings Inc.[a]	44,846	1,399,644
Signet Jewelers Ltd.	27,988	3,754,030
Staples Inc.	224,005	3,655,762
Tiffany & Co.	39,279	3,436,127
TJX Companies Inc. (The)	238,528	15,394,597
Tractor Supply Co.	47,638	4,099,726

Security	Shares	Value
Ulta Salon Cosmetics & Fragrance Inc.[a]	22,476	$3,395,899
Urban Outfitters Inc.[a]	34,881	1,396,635
Williams-Sonoma Inc.	29,937	2,201,268

		186,848,050

TOTAL COMMON STOCKS
(Cost: $961,518,607)		1,053,630,944

SHORT-TERM INVESTMENTS — 2.68%

MONEY MARKET FUNDS — 2.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	25,245,804	25,245,804
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,418,196	1,418,196
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,578,183	1,578,183

		28,242,183

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,242,183)		28,242,183

TOTAL INVESTMENTS IN SECURITIES — 102.52%
(Cost: $989,760,790)		1,081,873,127
Other Assets, Less Liabilities — (2.52)%		(26,600,542)

NET ASSETS — 100.00%		$1,055,272,585

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® U.S. FINANCIALS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

BANKS — 30.63%
Associated Banc-Corp.	43,707	$822,129
BancorpSouth Inc.	24,805	600,529
Bank of America Corp.	3,082,839	49,109,625
Bank of Hawaii Corp.	12,970	783,258
BankUnited Inc.	30,241	993,719
BB&T Corp.	211,264	8,089,299
BOK Financial Corp.	6,418	418,389
Cathay General Bancorp	21,954	627,445
CIT Group Inc.	51,740	2,329,852
Citigroup Inc.	889,101	47,406,865
City National Corp./CA	14,094	1,313,561
Comerica Inc.	52,435	2,485,943
Commerce Bancshares Inc./MO	24,500	1,046,395
Cullen/Frost Bankers Inc.	16,148	1,177,835
East West Bancorp Inc.	42,314	1,717,525
Fifth Third Bancorp	238,403	4,768,060
First Financial Bankshares Inc.	18,991	549,979
First Horizon National Corp.	69,363	988,423
First Niagara Financial Group Inc.	102,608	933,220
First Republic Bank/CA	38,119	2,221,957
FirstMerit Corp.	47,947	928,733
FNB Corp./PA	51,426	682,423
Fulton Financial Corp.	52,621	639,871
Glacier Bancorp Inc.	22,124	582,746
Hancock Holding Co.	23,601	687,025
Huntington Bancshares Inc./OH	238,103	2,585,799
IBERIABANK Corp.	9,876	615,374
International Bancshares Corp.	17,278	448,882
Investors Bancorp Inc.	99,314	1,175,878
JPMorgan Chase & Co.	1,092,612	69,118,635
KeyCorp	249,966	3,612,009
M&T Bank Corp.	38,905	4,655,761
MB Financial Inc.	19,059	574,248
PacWest Bancorp	28,519	1,286,207
People’s United Financial Inc.[a]	90,835	1,372,517
PNC Financial Services Group Inc. (The)[b]	152,608	13,998,732
Popular Inc.[c]	30,038	974,132
PrivateBancorp Inc.	20,815	771,612
Prosperity Bancshares Inc.	17,752	946,892
Regions Financial Corp.	392,501	3,858,285
Signature Bank/New York NYc	14,806	1,985,337
SunTrust Banks Inc.	153,700	6,378,550

Security	Shares	Value
Susquehanna Bancshares Inc.	53,464	$718,556
SVB Financial Group[c]	14,976	1,988,214
Synovus Financial Corp.	39,598	1,095,281
TCF Financial Corp.	48,495	759,432
Texas Capital Bancshares Inc.[a,c]	13,547	713,385
Trustmark Corp.	20,108	478,570
U.S. Bancorp/MN	522,011	22,378,612
UMB Financial Corp.	10,925	543,956
Umpqua Holdings Corp.	64,823	1,102,639
United Bankshares Inc./WV	18,987	713,531
Valley National Bancorp	65,534	617,986
Webster Financial Corp.	26,818	960,889
Wells Fargo & Co.	1,374,021	75,708,557
Wintrust Financial Corp.	13,758	670,565
Zions BanCorp.	59,110	1,674,882

		356,388,711
CAPITAL MARKETS — 11.88%
Affiliated Managers Group Inc.[c]	16,054	3,630,291
Ameriprise Financial Inc.	53,496	6,701,979
Bank of New York Mellon Corp. (The)	326,454	13,822,062
BlackRock Inc.[b]	37,178	13,530,561
Charles Schwab Corp. (The)	338,129	10,312,934
E*TRADE Financial Corp.[a,c]	84,375	2,429,156
Eaton Vance Corp. NVS	34,913	1,434,226
Federated Investors Inc. Class B	27,677	952,089
Financial Engines Inc.[a]	15,047	634,532
Franklin Resources Inc.	114,651	5,911,406
Goldman Sachs Group Inc. (The)	118,732	23,321,339
Invesco Ltd.	125,656	5,204,672
Janus Capital Group Inc.	43,364	776,216
Legg Mason Inc.	28,907	1,521,954
LPL Financial Holdings Inc.	21,849	884,229
Morgan Stanley	451,837	16,858,038
Northern Trust Corp.	64,218	4,697,547
NorthStar Asset Management Group Inc./New York	55,042	1,157,533
Raymond James Financial Inc.	37,090	2,096,698
SEI Investments Co.	37,989	1,734,578
State Street Corp.	120,837	9,318,949
Stifel Financial Corp.[c]	19,535	1,032,229
T Rowe Price Group Inc.	76,389	6,201,259
TD Ameritrade Holding Corp.	79,475	2,880,969
Waddell & Reed Financial Inc. Class A	24,378	1,202,323

		138,247,769

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2015

Security	Shares	Value
CONSUMER FINANCE — 4.26%
Ally Financial Inc.[c]	127,736	$2,796,141
American Express Co.	256,878	19,895,201
Capital One Financial Corp.	161,658	13,070,049
Discover Financial Services	131,088	7,599,172
Navient Corp.	118,021	2,306,130
PRA Group Inc.[a,c]	14,257	780,927
Santander Consumer USA Holdings Inc.	29,946	739,367
SLM Corp.	125,076	1,274,525
Synchrony Financial[c]	36,833	1,147,348

		49,608,860
DIVERSIFIED FINANCIAL SERVICES — 9.84%
Berkshire Hathaway Inc. Class Ba,c	534,440	75,468,272
CBOE Holdings Inc.	24,699	1,389,813
CME Group Inc./IL	92,934	8,448,630
FNFV Group[c]	23,630	353,268
Intercontinental Exchange Inc.	32,835	7,372,443
MarketAxess Holdings Inc.	11,035	947,355
McGraw Hill Financial Inc.	80,159	8,360,584
Moody’s Corp.	52,053	5,596,739
MSCI Inc.	33,022	2,020,616
NASDAQ OMX Group Inc. (The)	34,550	1,680,166
Voya Financial Inc.	66,721	2,824,967

		114,462,853
INSURANCE — 16.28%
ACE Ltd.	95,941	10,264,728
Aflac Inc.	128,638	8,109,339
Alleghany Corp.[c]	4,670	2,211,338
Allied World Assurance Co. Holdings AG	27,918	1,148,547
Allstate Corp. (The)	122,047	8,501,794
American Financial Group Inc./OH	21,551	1,362,023
American International Group Inc.	402,217	22,640,795
Aon PLC	82,134	7,903,755
Arch Capital Group Ltd.[c]	37,730	2,289,456
Arthur J Gallagher & Co.	48,442	2,316,981
Aspen Insurance Holdings Ltd.	18,366	858,243
Assurant Inc.	20,249	1,244,504
Assured Guaranty Ltd.	45,698	1,187,691
Axis Capital Holdings Ltd.	29,646	1,543,371
Brown & Brown Inc.	34,249	1,094,256
Chubb Corp. (The)	67,658	6,654,164

Security	Shares	Value
Cincinnati Financial Corp.	43,318	$2,193,624
CNO Financial Group Inc.	58,842	1,000,314
Endurance Specialty Holdings Ltd.	13,049	787,899
Erie Indemnity Co. Class A	7,203	596,048
Everest Re Group Ltd.	13,139	2,350,698
First American Financial Corp.	31,772	1,105,348
FNF Group	81,158	2,920,876
Genworth Financial Inc. Class Ac	146,866	1,290,952
Hanover Insurance Group Inc. (The)	13,005	891,753
Hartford Financial Services Group Inc. (The)	123,249	5,024,862
HCC Insurance Holdings Inc.	28,157	1,603,823
Kemper Corp.	14,758	555,934
Lincoln National Corp.	75,004	4,236,976
Loews Corp.	87,604	3,647,831
Markel Corp.[c]	4,096	3,033,661
Marsh & McLennan Companies Inc.	157,903	8,867,832
Mercury General Corp.	10,962	602,252
MetLife Inc.	327,488	16,796,859
Old Republic International Corp.	70,443	1,077,073
PartnerRe Ltd.	14,451	1,849,728
Primerica Inc.	15,349	709,431
Principal Financial Group Inc.	80,309	4,105,396
ProAssurance Corp.	16,400	737,180
Progressive Corp. (The)	157,347	4,194,871
Prudential Financial Inc.	133,056	10,857,370
Reinsurance Group of America Inc.	20,051	1,837,073
RenaissanceRe Holdings Ltd.	13,410	1,374,391
RLI Corp.	10,962	544,373
StanCorp Financial Group Inc.	12,448	897,252
Symetra Financial Corp.	28,013	665,309
Torchmark Corp.	37,358	2,096,157
Travelers Companies Inc. (The)	94,193	9,523,854
Unum Group	73,632	2,515,269
Validus Holdings Ltd.	24,470	1,023,580
White Mountains Insurance Group Ltd.	1,760	1,189,707
Willis Group Holdings PLC	52,782	2,566,789
WR Berkley Corp.	29,586	1,449,418
XL Group PLC	88,557	3,283,694

		189,336,442

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2015

Security	Shares	Value
IT SERVICES — 5.71%
MasterCard Inc. Class A	286,084	$25,807,637
Visa Inc. Class Aa	568,497	37,549,227
Western Union Co. (The)	152,881	3,100,427

		66,457,291
REAL ESTATE INVESTMENT TRUSTS (REITS) — 19.74%
Alexandria Real Estate Equities Inc.	21,137	1,952,636
American Campus Communities Inc.[a]	32,995	1,324,419
American Capital Agency Corp.[a]	103,721	2,140,283
American Homes 4 Rent Class A	42,185	712,505
American Realty Capital Properties Inc.[a]	266,993	2,410,947
American Tower Corp.	123,837	11,706,312
Annaly Capital Management Inc.	276,834	2,787,718
Apartment Investment & Management Co. Class A	45,962	1,734,146
ARMOUR Residential REIT Inc.	106,104	318,312
AvalonBay Communities Inc.	38,718	6,362,916
BioMed Realty Trust Inc.	59,211	1,228,628
Boston Properties Inc.	44,838	5,932,516
Brandywine Realty Trust	53,271	776,691
Camden Property Trust	25,413	1,908,008
CBL & Associates Properties Inc.	49,447	890,540
Chimera Investment Corp.	59,425	902,666
Colony Capital Inc.[a]	31,924	827,151
Columbia Property Trust Inc.	36,291	951,913
Communications Sales & Leasing Inc.[c]	35,305	1,061,974
Corporate Office Properties Trust	26,785	706,856
Corrections Corp. of America[a]	34,468	1,268,078
Cousins Properties Inc.	60,407	588,364
Crown Castle International Corp.	97,855	8,173,828
CubeSmart	47,398	1,093,472
CYS Investments Inc.[a]	47,984	428,017
DCT Industrial Trust Inc.	26,165	864,492
DDR Corp.	88,067	1,501,542
DiamondRock Hospitality Co.	58,159	788,636
Digital Realty Trust Inc.[a]	39,882	2,528,918
Douglas Emmett Inc.	39,925	1,137,863
Duke Realty Corp.	100,698	1,994,827
DuPont Fabros Technology Inc.[a]	19,515	607,892
EastGroup Properties Inc.[a]	9,438	539,854
EPR Properties[a]	16,863	972,489

Security	Shares	Value
Equity Commonwealth[c]	38,063	$959,568
Equity Lifestyle Properties Inc.	23,621	1,247,661
Equity Residential	106,624	7,875,249
Essex Property Trust Inc.	19,055	4,229,257
Extra Space Storage Inc.	32,495	2,142,395
Federal Realty Investment Trust	20,191	2,698,931
Gaming and Leisure Properties Inc.	26,531	947,157
General Growth Properties Inc.	184,131	5,045,189
GEO Group Inc. (The)	21,585	841,815
Hatteras Financial Corp.	27,873	503,386
HCP Inc.	134,962	5,437,619
Health Care REIT Inc.	102,423	7,376,504
Healthcare Realty Trust Inc.	29,235	748,416
Healthcare Trust of America Inc. Class A	36,810	953,011
Highwoods Properties Inc.	27,332	1,176,369
Home Properties Inc.[a]	17,045	1,253,830
Hospitality Properties Trust	43,806	1,317,685
Host Hotels & Resorts Inc.	222,207	4,475,249
Invesco Mortgage Capital Inc.	36,393	560,452
Iron Mountain Inc.	54,892	1,893,225
Kilroy Realty Corp.	25,401	1,803,217
Kimco Realty Corp.	120,845	2,912,365
Kite Realty Group Trust	24,200	634,040
Lamar Advertising Co. Class A	23,491	1,361,538
LaSalle Hotel Properties	33,202	1,218,181
Lexington Realty Trust[a]	61,966	574,425
Liberty Property Trust	43,764	1,524,738
Macerich Co. (The)	41,159	3,365,160
Mack-Cali Realty Corp.	24,655	442,557
Medical Properties Trust Inc.	61,391	858,246
MFA Financial Inc.[a]	108,900	846,153
Mid-America Apartment Communities Inc.	22,159	1,653,283
National Retail Properties Inc.	38,922	1,494,605
NorthStar Realty Finance Corp.[a]	74,700	1,401,372
Omega Healthcare Investors Inc.	46,258	1,669,451
Outfront Media Inc.	39,539	1,135,560
Paramount Group Inc.	42,536	779,260
Pebblebrook Hotel Trust	21,170	909,040
Piedmont Office Realty Trust Inc. Class A	45,757	799,832
Plum Creek Timber Co. Inc.	51,744	2,183,597
Post Properties Inc.	16,111	921,066

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIALS ETF

April 30, 2015

Security	Shares	Value
Potlatch Corp.	11,972	$441,887
Prologis Inc.	150,100	6,034,020
Public Storage	42,544	7,994,443
Rayonier Inc.	37,406	957,220
Realty Income Corp.[a]	65,766	3,089,029
Redwood Trust Inc.[a]	24,831	426,845
Regency Centers Corp.[a]	27,691	1,738,441
Retail Properties of America Inc. Class A	69,788	1,054,497
RLJ Lodging Trust	38,400	1,139,328
Ryman Hospitality Properties Inc.	14,893	858,433
Senior Housing Properties Trust	69,099	1,414,457
Simon Property Group Inc.	91,095	16,532,832
SL Green Realty Corp.	28,840	3,528,862
Sovran Self Storage Inc.	10,457	913,314
Spirit Realty Capital Inc.	128,628	1,452,210
Starwood Property Trust Inc.[a]	69,287	1,663,581
Strategic Hotels & Resorts Inc.[c]	80,828	945,688
Sun Communities Inc.	14,806	918,860
Sunstone Hotel Investors Inc.	61,704	961,348
Tanger Factory Outlet Centers Inc.	27,828	934,464
Taubman Centers Inc.	19,282	1,388,497
Two Harbors Investment Corp.	106,452	1,117,746
UDR Inc.	76,095	2,493,633
Urban Edge Properties	25,597	579,260
Ventas Inc.	96,646	6,658,909
Vornado Realty Trust	51,220	5,300,758
Washington REIT	19,947	493,090
Weingarten Realty Investors	32,787	1,074,102
Weyerhaeuser Co.	153,888	4,849,011
WP Carey Inc.	28,391	1,802,261
WP GLIMCHER Inc.	54,044	810,660
Xenia Hotels & Resorts Inc.	33,468	733,284

		229,597,033
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.97%
Alexander & Baldwin Inc.	13,445	544,254
Altisource Portfolio Solutions SAc	4,689	113,708
CBRE Group Inc. Class Ac	82,264	3,154,002
Forest City Enterprises Inc. Class Ac	49,569	1,177,759
Howard Hughes Corp. (The)[c]	10,612	1,575,564
Jones Lang LaSalle Inc.	13,109	2,176,880
Realogy Holdings Corp.[c]	43,065	2,041,712
St. Joe Co. (The)[a,c]	28,561	498,389

		11,282,268

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 0.59%
Capitol Federal Financial Inc.	38,122	$457,464
Hudson City Bancorp Inc.	140,517	1,306,808
MGIC Investment Corp.[c]	100,321	1,045,345
New York Community Bancorp Inc.	129,236	2,221,567
Ocwen Financial Corp.[a,c]	32,212	273,480
Radian Group Inc.[a]	55,412	989,658
Washington Federal Inc.	28,262	610,459

		6,904,781

TOTAL COMMON STOCKS
(Cost: $1,220,295,020)		1,162,286,008

SHORT-TERM INVESTMENTS — 2.85%

MONEY MARKET FUNDS — 2.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,d,e]	30,000,369	30,000,369
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,d,e]	1,685,287	1,685,287
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	1,433,602	1,433,602

		33,119,258

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,119,258)		33,119,258

TOTAL INVESTMENTS IN SECURITIES — 102.75%		1,195,405,266
(Cost: $1,253,414,278)
Other Assets, Less Liabilities — (2.75)%		(31,991,573)

NET ASSETS — 100.00%		$1,163,413,693

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.89%

AEROSPACE & DEFENSE — 20.78%
B/E Aerospace Inc.	36,486	$2,181,498
Boeing Co. (The)	225,338	32,299,949
Curtiss-Wright Corp.	16,322	1,192,485
DigitalGlobe Inc.[a,b]	23,870	767,898
Esterline Technologies Corp.[a,b]	10,711	1,192,027
Exelis Inc.	64,072	1,571,045
General Dynamics Corp.	108,388	14,883,840
HEICO Corp.[b]	19,307	1,078,103
Hexcel Corp.	32,964	1,653,145
Honeywell International Inc.	269,222	27,169,884
Huntington Ingalls Industries Inc.	16,554	2,178,341
KLX Inc.[a]	17,987	753,835
L-3 Communications Holdings Inc.	28,421	3,265,857
Lockheed Martin Corp.	92,268	17,217,209
Moog Inc. Class Aa	13,723	958,963
Northrop Grumman Corp.	68,254	10,513,846
Orbital ATK Inc.	20,438	1,495,244
Precision Castparts Corp.	48,778	10,081,925
Raytheon Co.	105,717	10,994,568
Rockwell Collins Inc.	45,773	4,455,086
Spirit AeroSystems Holdings Inc. Class Aa	44,783	2,279,007
Teledyne Technologies Inc.[a,b]	12,142	1,274,546
Textron Inc.	95,332	4,192,701
TransDigm Group Inc.	17,059	3,618,726
Triumph Group Inc.	17,249	1,021,831
United Technologies Corp.	284,257	32,334,234
Vectrus Inc.[a]	3,519	89,946

		190,715,739
AIR FREIGHT & LOGISTICS — 5.03%
CH Robinson Worldwide Inc.	50,403	3,245,449
Expeditors International of Washington Inc.	65,841	3,017,493
FedEx Corp.	90,628	15,367,790
Hub Group Inc. Class Aa	11,922	475,688
United Parcel Service Inc. Class B	239,048	24,031,495

		46,137,915
BUILDING PRODUCTS — 1.53%
Allegion PLC	33,056	2,021,374
AO Smith Corp.	25,801	1,648,684
Armstrong World Industries Inc.[a]	15,552	851,317
Fortune Brands Home & Security Inc.	54,634	2,436,676

Security	Shares	Value
Lennox International Inc.	14,177	$1,502,195
Masco Corp.	120,357	3,188,257
Owens Corning	40,552	1,567,740
USG Corp.[a,b]	30,701	814,805

		14,031,048
CHEMICALS — 1.07%
Sherwin-Williams Co. (The)	27,766	7,718,948
Valspar Corp. (The)	25,736	2,087,190

		9,806,138
COMMERCIAL SERVICES & SUPPLIES — 3.64%
ADT Corp. (The)[b]	58,930	2,215,768
Cintas Corp.	33,530	2,680,723
Civeo Corp.	36,322	169,624
Clean Harbors Inc.[a,b]	18,458	1,019,804
Covanta Holding Corp.	44,803	909,053
Deluxe Corp.	17,176	1,112,146
MSA Safety Inc.	10,682	488,595
Republic Services Inc.	86,100	3,498,243
RR Donnelley & Sons Co.	68,595	1,277,239
Stericycle Inc.[a]	29,253	3,903,228
Tetra Tech Inc.	21,439	581,211
Tyco International PLC	144,300	5,682,534
United Stationers Inc.	13,088	531,504
Waste Connections Inc.	42,591	2,019,239
Waste Management Inc.	146,973	7,279,573

		33,368,484
CONSTRUCTION & ENGINEERING — 1.33%
AECOM[a]	53,529	1,689,375
Chicago Bridge & Iron Co. NVb	33,139	1,579,073
EMCOR Group Inc.	21,684	967,757
Fluor Corp.	50,886	3,060,284
Jacobs Engineering Group Inc.[a]	44,179	1,893,512
KBR Inc.	49,645	867,298
Quanta Services Inc.[a]	72,805	2,104,793

		12,162,092
CONSTRUCTION MATERIALS — 0.91%
Eagle Materials Inc.	17,338	1,445,816
Martin Marietta Materials Inc.	21,312	3,040,157
Vulcan Materials Co.	45,491	3,890,390

		8,376,363
CONTAINERS & PACKAGING — 3.19%
AptarGroup Inc.	21,461	1,332,084
Avery Dennison Corp.	31,200	1,734,408
Ball Corp.	47,282	3,470,972

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2015

Security	Shares	Value
Bemis Co. Inc.	33,559	$1,510,155
Berry Plastics Group Inc.[a]	40,936	1,400,830
Crown Holdings Inc.[a]	47,890	2,598,511
Graphic Packaging Holding Co.	112,287	1,583,247
Greif Inc. Class A	11,692	476,566
MeadWestvaco Corp.	57,654	2,813,515
Owens-Illinois Inc.[a]	56,212	1,344,029
Packaging Corp. of America	33,883	2,344,365
Rock-Tenn Co. Class A	48,224	3,037,148
Sealed Air Corp.	72,335	3,298,476
Silgan Holdings Inc.	14,347	772,873
Sonoco Products Co.	34,602	1,546,363

		29,263,542
ELECTRICAL EQUIPMENT — 5.13%
Acuity Brands Inc.	14,951	2,496,070
AMETEK Inc.	83,015	4,351,646
Babcock & Wilcox Co. (The)	36,545	1,181,134
Eaton Corp. PLC	163,259	11,220,791
Emerson Electric Co.	235,680	13,865,055
EnerSys	15,211	1,032,827
Generac Holdings Inc.[a]	23,759	990,513
Hubbell Inc. Class B	18,536	2,017,273
Regal Beloit Corp.	15,432	1,206,782
Rockwell Automation Inc.	46,657	5,533,520
Sensata Technologies Holding NVa,b	58,297	3,218,577

		47,114,188
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.00%
Amphenol Corp. Class A	106,565	5,900,504
Anixter International Inc.[a]	9,310	657,286
Arrow Electronics Inc.[a]	32,932	1,966,370
Avnet Inc.	46,740	1,992,526
Belden Inc.	14,605	1,226,090
Cognex Corp.[a]	29,675	1,332,111
FEI Co.	14,396	1,086,322
FLIR Systems Inc.	47,913	1,480,033
IPG Photonics Corp.[a,b]	12,275	1,087,319
Itron Inc.[a]	12,984	465,606
Jabil Circuit Inc.	66,225	1,491,387
Keysight Technologies Inc.[a]	58,000	1,940,680
Knowles Corp.[a,b]	29,215	560,051
Littelfuse Inc.	7,788	763,146
National Instruments Corp.	34,886	997,740
TE Connectivity Ltd.	139,770	9,301,693
Trimble Navigation Ltd.[a,b]	89,235	2,269,246

Security	Shares	Value
Vishay Intertechnology Inc.	46,092	$584,447
Zebra Technologies Corp. Class Aa,b	17,535	1,614,623

		36,717,180
INDUSTRIAL CONGLOMERATES — 16.69%
3M Co.	218,345	34,146,974
Carlisle Companies Inc.	22,442	2,165,653
Danaher Corp.	211,205	17,293,465
General Electric Co.	3,462,310	93,759,355
Roper Technologies Inc.	34,557	5,811,451

		153,176,898
INTERNET SOFTWARE & SERVICES — 1.24%
CoStar Group Inc.[a,b]	11,091	2,267,333
LinkedIn Corp. Class Aa	36,319	9,157,110

		11,424,443
IT SERVICES — 9.03%
Accenture PLC Class A	216,058	20,017,774
Alliance Data Systems Corp.[a,b]	21,626	6,429,626
Automatic Data Processing Inc.	163,431	13,816,457
Broadridge Financial Solutions Inc.	41,615	2,243,881
Convergys Corp.	34,325	778,491
CoreLogic Inc./U.S.[a]	31,013	1,212,918
Euronet Worldwide Inc.[a]	17,205	1,006,148
Fidelity National Information Services Inc.	97,932	6,119,771
Fiserv Inc.[a,b]	82,187	6,377,711
FleetCor Technologies Inc.[a]	25,873	4,162,707
Genpact Ltd.[a]	54,206	1,184,943
Global Payments Inc.	23,073	2,313,760
Jack Henry & Associates Inc.	28,074	1,867,202
MAXIMUS Inc.	22,560	1,444,066
NeuStar Inc. Class Aa,b	18,038	541,140
Paychex Inc.	112,554	5,446,488
Total System Services Inc.	56,649	2,241,034
WEX Inc.[a,b]	13,321	1,501,410
Xerox Corp.	360,096	4,141,104

		82,846,631
LIFE SCIENCES TOOLS & SERVICES — 1.07%
Agilent Technologies Inc.	115,637	4,783,903
Mettler-Toledo International Inc.[a,b]	9,685	3,070,242
PerkinElmer Inc.	38,913	1,994,680

		9,848,825
MACHINERY — 13.05%
Actuant Corp. Class A	21,067	501,816
AGCO Corp.	27,699	1,426,775
Allison Transmission Holdings Inc.	58,275	1,787,877

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2015

Security	Shares	Value
Caterpillar Inc.	208,503	$18,114,741
CLARCOR Inc.	17,257	1,121,705
Colfax Corp.[a,b]	32,788	1,625,957
Crane Co.	16,879	1,031,476
Cummins Inc.	57,968	8,014,656
Deere & Co.	116,800	10,572,736
Donaldson Co. Inc.	43,727	1,634,078
Dover Corp.	56,125	4,249,785
Flowserve Corp.	46,388	2,715,090
Graco Inc.	20,227	1,448,658
Harsco Corp.	27,624	444,194
Hillenbrand Inc.	21,505	632,032
IDEX Corp.	26,936	2,020,469
Illinois Tool Works Inc.	120,085	11,237,554
Ingersoll-Rand PLC	90,460	5,955,886
ITT Corp.	31,288	1,240,569
Joy Global Inc.	33,439	1,425,839
Kennametal Inc.	27,370	969,172
Lincoln Electric Holdings Inc.	26,601	1,778,543
Manitowoc Co. Inc. (The)	46,685	921,095
Mueller Industries Inc.	19,445	681,353
Navistar International Corp.[a,b]	22,789	682,758
Nordson Corp.	19,721	1,570,778
Oshkosh Corp.	26,907	1,448,673
PACCAR Inc.	122,013	7,973,549
Pall Corp.	36,726	3,574,174
Parker-Hannifin Corp.	49,038	5,853,176
Pentair PLC	62,824	3,904,512
SPX Corp.	14,064	1,082,928
Terex Corp.	36,566	1,004,102
Timken Co. (The)	25,516	1,002,524
Toro Co. (The)	19,125	1,282,140
Trinity Industries Inc.[b]	53,597	1,451,943
Valmont Industries Inc.	8,262	1,041,177
Wabtec Corp./DE	33,173	3,119,921
Woodward Inc.	19,929	937,659
Xylem Inc./NY	62,771	2,323,782

		119,805,852
MARINE — 0.16%
Kirby Corp.[a]	19,180	1,506,205

		1,506,205
MULTI-UTILITIES — 0.16%
MDU Resources Group Inc.	66,934	1,491,959

		1,491,959

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.08%
Louisiana-Pacific Corp.[a]	49,295	$751,256

		751,256
PROFESSIONAL SERVICES — 1.97%
Advisory Board Co. (The)[a]	14,760	765,896
Corporate Executive Board Co. (The)	11,550	968,236
Equifax Inc.	41,135	3,987,216
FTI Consulting Inc.[a,b]	14,324	588,860
ManpowerGroup Inc.	26,962	2,300,667
Robert Half International Inc.	46,355	2,570,385
Towers Watson & Co. Class A	23,888	3,031,507
Verisk Analytics Inc. Class Aa	51,102	3,834,694

		18,047,461
ROAD & RAIL — 7.48%
Con-way Inc.	19,735	811,108
CSX Corp.	340,708	12,296,152
Genesee & Wyoming Inc. Class Aa,b	17,565	1,632,667
JB Hunt Transport Services Inc.	31,708	2,764,938
Kansas City Southern	38,020	3,896,670
Landstar System Inc.	15,471	963,998
Norfolk Southern Corp.	105,753	10,665,190
Old Dominion Freight Line Inc.[a]	23,395	1,664,086
Ryder System Inc.	18,251	1,740,415
Union Pacific Corp.	303,148	32,203,412

		68,638,636
TRADING COMPANIES & DISTRIBUTORS — 2.35%
Air Lease Corp.	32,559	1,257,754
Applied Industrial Technologies Inc.	14,182	592,382
Fastenal Co.[b]	93,386	3,980,111
GATX Corp.	15,240	829,056
HD Supply Holdings Inc.[a]	52,403	1,729,299
MRC Global Inc.[a]	35,020	511,292
MSC Industrial Direct Co. Inc. Class A	17,467	1,241,205
NOW Inc.[a,b]	36,445	871,036
United Rentals Inc.[a]	33,233	3,209,643
Watsco Inc.	9,429	1,134,215
WESCO International Inc.[a,b]	15,416	1,112,110
WW Grainger Inc.	20,665	5,133,806

		21,601,909

TOTAL COMMON STOCKS
(Cost: $948,518,823)		916,832,764

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INDUSTRIALS ETF

April 30, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 3.33%

MONEY MARKET FUNDS — 3.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	27,221,739	$27,221,739
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,529,196	1,529,196
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,842,436	1,842,436

		30,593,371

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,593,371)		30,593,371

TOTAL INVESTMENTS IN SECURITIES — 103.22%
(Cost: $979,112,194)		947,426,135
Other Assets, Less Liabilities — (3.22)%		(29,572,229)

NET ASSETS — 100.00%		$917,853,906

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

BANKS — 54.19%
Associated Banc-Corp.	37,426	$703,983
BancorpSouth Inc.	21,514	520,854
Bank of America Corp.	2,646,755	42,162,807
Bank of Hawaii Corp.	11,000	664,290
BankUnited Inc.	25,606	841,413
BB&T Corp.	181,361	6,944,313
BOK Financial Corp.	5,394	351,635
Cathay General Bancorp	18,685	534,017
CIT Group Inc.	44,302	1,994,919
Citigroup Inc.	763,327	40,700,596
City National Corp./CA	12,115	1,129,118
Comerica Inc.	44,811	2,124,490
Commerce Bancshares Inc./MO	20,767	886,959
Cullen/Frost Bankers Inc.	13,852	1,010,365
East West Bancorp Inc.	36,139	1,466,882
Fifth Third Bancorp	205,111	4,102,220
First Financial Bankshares Inc.	16,120	466,835
First Horizon National Corp.	58,987	840,565
First Niagara Financial Group Inc.	88,750	807,181
First Republic Bank/CA	32,691	1,905,558
FirstMerit Corp.	41,477	803,409
FNB Corp./PA	43,654	579,289
Fulton Financial Corp.	45,067	548,015
Glacier Bancorp Inc.	18,812	495,508
Hancock Holding Co.	20,150	586,567
Huntington Bancshares Inc./OH	203,421	2,209,152
IBERIABANK Corp.	8,385	522,469
International Bancshares Corp.	14,531	377,515
Investors Bancorp Inc.	85,487	1,012,166
JPMorgan Chase & Co.	938,054	59,341,296
KeyCorp	215,344	3,111,721
M&T Bank Corp.[a]	33,468	4,005,116
MB Financial Inc.	16,125	485,846
PacWest Bancorp	24,443	1,102,379
People’s United Financial Inc.	77,811	1,175,724
PNC Financial Services Group Inc. (The)[b]	131,009	12,017,456
Popular Inc.[c]	25,944	841,364
PrivateBancorp Inc.	17,687	655,657
Prosperity Bancshares Inc.	15,203	810,928
Regions Financial Corp.	338,076	3,323,287
Signature Bank/New York NYc	12,666	1,698,384
SunTrust Banks Inc.	132,001	5,478,041

Security	Shares	Value
Susquehanna Bancshares Inc.	45,607	$612,958
SVB Financial Group[c]	12,833	1,703,709
Synovus Financial Corp.	34,390	951,227
TCF Financial Corp.	41,424	648,700
Texas Capital Bancshares Inc.[c]	11,466	603,800
Trustmark Corp.	16,966	403,791
U.S. Bancorp/MN	448,155	19,212,405
UMB Financial Corp.	9,473	471,661
Umpqua Holdings Corp.	55,478	943,681
United Bankshares Inc./WV	16,023	602,144
Valley National Bancorp	55,338	521,837
Webster Financial Corp.	22,709	813,663
Wells Fargo & Co.	1,179,659	64,999,211
Wintrust Financial Corp.	11,907	580,347
Zions BanCorp.	51,081	1,447,380

		305,856,803
CAPITAL MARKETS — 21.04%
Affiliated Managers Group Inc.[c]	13,743	3,107,705
Ameriprise Financial Inc.	45,922	5,753,108
Bank of New York Mellon Corp. (The)	280,262	11,866,293
BlackRock Inc.[b]	31,919	11,616,601
Charles Schwab Corp. (The)	290,288	8,853,784
E*TRADE Financial Corp.[c]	72,701	2,093,062
Eaton Vance Corp. NVS	29,814	1,224,759
Federated Investors Inc. Class B	24,130	830,072
Financial Engines Inc.	13,029	549,433
Franklin Resources Inc.	98,591	5,083,352
Goldman Sachs Group Inc. (The)	101,932	20,021,483
Invesco Ltd.	108,052	4,475,514
Janus Capital Group Inc.	37,327	668,153
Legg Mason Inc.	24,956	1,313,933
LPL Financial Holdings Inc.	18,701	756,829
Morgan Stanley	387,915	14,473,109
Northern Trust Corp.	55,245	4,041,172
NorthStar Asset Management Group Inc./New York	47,302	994,761
Raymond James Financial Inc.	31,987	1,808,225
SEI Investments Co.	32,673	1,491,849
State Street Corp.	103,734	7,999,966
Stifel Financial Corp.[c]	16,686	881,688
T Rowe Price Group Inc.	65,614	5,326,545
TD Ameritrade Holding Corp.	68,470	2,482,038
Waddell & Reed Financial Inc. Class A	21,032	1,037,298

		118,750,732

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. FINANCIAL SERVICES ETF

April 30, 2015

Security	Shares	Value
CONSUMER FINANCE — 7.54%
Ally Financial Inc.[c]	109,951	$2,406,827
American Express Co.	220,530	17,080,049
Capital One Financial Corp.	138,784	11,220,686
Discover Financial Services	112,531	6,523,422
Navient Corp.	101,050	1,974,517
PRA Group Inc.[a,c]	12,205	668,529
Santander Consumer USA Holdings Inc.	25,376	626,533
SLM Corp.	106,987	1,090,198
Synchrony Financial[c]	31,359	976,833

		42,567,594
DIVERSIFIED FINANCIAL SERVICES — 5.50%
CBOE Holdings Inc.	21,120	1,188,422
CME Group Inc./IL	79,786	7,253,345
FNFV Group[c]	20,255	302,812
Intercontinental Exchange Inc.	28,183	6,327,929
MarketAxess Holdings Inc.	9,370	804,414
McGraw Hill Financial Inc.	68,816	7,177,509
Moody’s Corp.	44,757	4,812,273
MSCI Inc.	28,288	1,730,943
NASDAQ OMX Group Inc. (The)	29,747	1,446,597

		31,044,244
INSURANCE — 0.45%
FNF Group	69,961	2,517,897

		2,517,897
IT SERVICES — 10.11%
MasterCard Inc. Class A	245,613	22,156,749
Visa Inc. Class A	488,093	32,238,542
Western Union Co. (The)	131,042	2,657,532

		57,052,823
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.02%
Altisource Portfolio Solutions SAc	3,642	88,319

		88,319
THRIFTS & MORTGAGE FINANCE — 1.05%
Capitol Federal Financial Inc.	32,355	388,260
Hudson City Bancorp Inc.	120,663	1,122,166
MGIC Investment Corp.[c]	84,892	884,575
New York Community Bancorp Inc.	111,414	1,915,207
Ocwen Financial Corp.[a,c]	27,058	229,722
Radian Group Inc.[a]	48,064	858,423
Washington Federal Inc.	24,617	531,727

		5,930,080

TOTAL COMMON STOCKS
(Cost: $506,488,867)		563,808,492

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.43%

MONEY MARKET FUNDS — 0.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,d,e]	1,923,692	$1,923,692
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,d,e]	108,064	108,064
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,d]	395,637	395,637

		2,427,393

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,427,393)		2,427,393

TOTAL INVESTMENTS IN SECURITIES — 100.33%
(Cost: $508,916,260)		566,235,885
Other Assets, Less Liabilities — (0.33)%		(1,864,159)

NET ASSETS — 100.00%		$564,371,726

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Non-income earning security.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® U.S. REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 100.04%

DIVERSIFIED REAL ESTATE ACTIVITIES — 0.40%
Alexander & Baldwin Inc.	272,049	$11,012,544
St. Joe Co. (The)[a,b]	512,867	8,949,529

		19,962,073
DIVERSIFIED REITS — 5.07%
American Realty Capital Properties Inc.[b]	5,449,157	49,205,888
Cousins Properties Inc.[b]	1,232,106	12,000,712
Duke Realty Corp.[b]	2,068,766	40,982,254
Lexington Realty Trust[b]	1,266,309	11,738,684
Liberty Property Trust[b]	893,314	31,123,060
NorthStar Realty Finance Corp.[b]	1,523,560	28,581,986
Spirit Realty Capital Inc.[b]	2,630,202	29,694,981
Washington REIT[b]	400,211	9,893,216
WP Carey Inc.	580,473	36,848,426

		250,069,207
HEALTH CARE REITS — 10.64%
HCP Inc.[b]	2,766,026	111,443,187
Health Care REIT Inc.	2,097,982	151,096,664
Healthcare Realty Trust Inc.[b]	595,961	15,256,602
Healthcare Trust of America Inc. Class Ab	750,650	19,434,328
Medical Properties Trust Inc.[b]	1,251,361	17,494,027
Omega Healthcare Investors Inc.[b]	947,545	34,196,899
Senior Housing Properties Trust	1,409,754	28,857,664
Ventas Inc.	2,140,661	147,491,543

		525,270,914
HOTEL & RESORT REITS — 5.56%
DiamondRock Hospitality Co.[b]	1,202,037	16,299,622
Hospitality Properties Trust	949,031	28,546,852
Host Hotels & Resorts Inc.[b]	4,547,236	91,581,333
LaSalle Hotel Properties[b]	677,333	24,851,348
Pebblebrook Hotel Trust[b]	430,022	18,465,145
RLJ Lodging Trust[b]	791,895	23,495,524
Ryman Hospitality Properties Inc.	305,883	17,631,096
Strategic Hotels & Resorts Inc.[a,b]	1,647,761	19,278,804
Sunstone Hotel Investors Inc.[b]	1,250,446	19,481,949
Xenia Hotels & Resorts Inc.[b]	679,774	14,893,848

		274,525,521

Security	Shares	Value
INDUSTRIAL REITS — 3.08%
DCT Industrial Trust Inc.[b]	529,005	$17,478,325
EastGroup Properties Inc.[b]	191,529	10,955,459
Prologis Inc.	3,074,498	123,594,820

		152,028,604
MORTGAGE REITS — 5.21%
American Capital Agency Corp.	2,117,130	43,686,978
Annaly Capital Management Inc.	5,687,308	57,271,192
ARMOUR Residential REIT Inc.[b]	2,131,994	6,395,982
Chimera Investment Corp.	1,265,959	19,229,917
Colony Capital Inc.[b]	657,340	17,031,679
CYS Investments Inc.[b]	969,325	8,646,379
Hatteras Financial Corp.	579,333	10,462,754
Invesco Mortgage Capital Inc.	737,513	11,357,700
MFA Financial Inc.[b]	2,220,617	17,254,194
Redwood Trust Inc.[b]	499,175	8,580,818
Starwood Property Trust Inc.[b]	1,419,975	34,093,600
Two Harbors Investment Corp.	2,195,921	23,057,170

		257,068,363
OFFICE REITS — 12.68%
Alexandria Real Estate Equities Inc.	432,258	39,931,994
BioMed Realty Trust Inc.[b]	1,207,689	25,059,547
Boston Properties Inc.	919,593	121,671,350
Brandywine Realty Trust	1,077,232	15,706,043
Columbia Property Trust Inc.	749,434	19,657,654
Corporate Office Properties Trust[b]	554,613	14,636,237
Digital Realty Trust Inc.[b]	813,304	51,571,607
Douglas Emmett Inc.[b]	816,537	23,271,305
DuPont Fabros Technology Inc.[b]	395,969	12,334,434
Equity Commonwealth[a]	778,010	19,613,632
Highwoods Properties Inc.[b]	557,329	23,987,440
Kilroy Realty Corp.	518,291	36,793,478
Mack-Cali Realty Corp.	501,133	8,995,337
Paramount Group Inc.	863,815	15,825,091
Piedmont Office Realty Trust Inc. Class A	925,211	16,172,688
SL Green Realty Corp.[b]	592,012	72,438,588
Vornado Realty Trust	1,048,965	108,557,388

		626,223,813

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
REAL ESTATE DEVELOPMENT — 0.65%
Howard Hughes Corp. (The)[a,b]	216,435	$32,134,104

		32,134,104
REAL ESTATE OPERATING COMPANIES — 0.49%
Forest City Enterprises Inc. Class Aa	1,007,079	23,928,197

		23,928,197
REAL ESTATE SERVICES — 3.05%
CBRE Group Inc. Class Aa	1,679,005	64,373,051
Jones Lang LaSalle Inc.	269,032	44,675,454
Realogy Holdings Corp.[a]	878,492	41,649,306

		150,697,811
RESIDENTIAL REITS — 13.51%
American Campus Communities Inc.[b]	673,014	27,014,782
American Homes 4 Rent Class Ab	849,237	14,343,613
Apartment Investment & Management Co. Class Ab	937,711	35,379,836
AvalonBay Communities Inc.[b]	792,722	130,275,934
Camden Property Trust[b]	520,348	39,067,728
Equity Lifestyle Properties Inc.	480,042	25,355,818
Equity Residential	2,184,072	161,315,558
Essex Property Trust Inc.[b]	390,914	86,763,362
Home Properties Inc.[b]	346,613	25,496,852
Mid-America Apartment Communities Inc.[b]	451,786	33,707,754
Post Properties Inc.	327,358	18,715,057
Sun Communities Inc.[b]	301,364	18,702,650
UDR Inc.[b]	1,552,995	50,891,646

		667,030,590
RETAIL REITS — 18.98%
CBL & Associates Properties Inc.[b]	1,021,025	18,388,660
DDR Corp.[b]	1,796,905	30,637,230
Federal Realty Investment Trust[b]	412,101	55,085,541
General Growth Properties Inc.	3,771,653	103,343,292
Kimco Realty Corp.	2,476,277	59,678,276
Kite Realty Group Trust[b]	500,482	13,112,628
Macerich Co. (The)	844,920	69,080,659
National Retail Properties Inc.[b]	793,263	30,461,299
Realty Income Corp.[b]	1,350,733	63,443,929
Regency Centers Corp.[b]	564,824	35,459,651

Security	Shares	Value
Retail Properties of America Inc. Class A	1,416,625	$21,405,204
Simon Property Group Inc.[b]	1,866,335	338,721,139
Tanger Factory Outlet Centers Inc.[b]	566,149	19,011,284
Taubman Centers Inc.	400,734	28,856,855
Urban Edge Properties[b]	523,682	11,850,924
Weingarten Realty Investors[b]	675,999	22,145,727
WP GLIMCHER Inc.	1,109,787	16,646,805

		937,329,103
SPECIALIZED REITS — 20.72%
American Tower Corp.	2,536,972	239,819,963
Communications Sales & Leasing Inc.[a,b]	732,250	22,026,080
Corrections Corp. of America[b]	700,625	25,775,994
Crown Castle International Corp.[b]	2,004,346	167,423,021
CubeSmart[b]	976,857	22,536,091
EPR Properties[b]	342,083	19,727,927
Extra Space Storage Inc.	663,550	43,747,852
Gaming and Leisure Properties Inc.[b]	539,447	19,258,258
GEO Group Inc. (The)	444,868	17,349,852
Iron Mountain Inc.[b]	1,121,917	38,694,917
Lamar Advertising Co. Class A	481,467	27,905,827
Outfront Media Inc.	836,366	24,020,423
Plum Creek Timber Co. Inc.[b]	1,056,532	44,585,650
Potlatch Corp.	242,938	8,966,842
Public Storage[b]	871,449	163,753,982
Rayonier Inc.	759,104	19,425,471
Sovran Self Storage Inc.	213,192	18,620,189
Weyerhaeuser Co.[b]	3,151,505	99,303,923

		1,022,942,262

TOTAL COMMON STOCKS
(Cost: $5,405,284,537)		4,939,210,562

SHORT-TERM INVESTMENTS — 6.28%

MONEY MARKET FUNDS — 6.28%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	284,505,701	284,505,701
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	15,982,257	15,982,257

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® U.S. REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	9,729,361	$9,729,361

		310,217,319

TOTAL SHORT-TERM INVESTMENTS
(Cost: $310,217,319)		310,217,319

TOTAL INVESTMENTS IN SECURITIES — 106.32%
(Cost: $5,715,501,856)		5,249,427,881
Other Assets, Less Liabilities — (6.32)%		(311,932,585)

NET ASSETS — 100.00%		$4,937,495,296

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.85%

AEROSPACE & DEFENSE — 0.00%
American Science & Engineering Inc.	447	$16,727

		16,727
AIR FREIGHT & LOGISTICS — 1.15%
CH Robinson Worldwide Inc.	8,142	524,263
Echo Global Logistics Inc.[a,b]	1,002	28,958
Expeditors International of Washington Inc.	10,744	492,398
United Parcel Service Inc. Class B	39,119	3,932,633

		4,978,252
AIRLINES — 0.09%
Southwest Airlines Co.	9,444	383,049

		383,049
AUTO COMPONENTS — 0.75%
Autoliv Inc.	5,039	598,230
BorgWarner Inc.	12,657	749,295
Johnson Controls Inc.	37,164	1,872,322

		3,219,847
AUTOMOBILES — 0.41%
Harley-Davidson Inc.	11,924	670,248
Tesla Motors Inc.[a,b]	4,885	1,104,254

		1,774,502
BANKS — 2.43%
Bank of Hawaii Corp.	2,442	147,472
Cathay General Bancorp	4,349	124,294
CIT Group Inc.	10,185	458,631
Comerica Inc.	10,001	474,147
Heartland Financial USA Inc.	833	28,663
International Bancshares Corp.	3,219	83,630
KeyCorp	48,226	696,866
M&T Bank Corp.	6,619	792,096
Old National Bancorp/IN	6,576	89,828
People’s United Financial Inc.	17,142	259,016
PNC Financial Services Group Inc. (The)[c]	29,327	2,690,166
Popular Inc.[a]	5,758	186,732
U.S. Bancorp/MN	99,659	4,272,381
Umpqua Holdings Corp.	12,093	205,702

		10,509,624
BEVERAGES — 2.16%
Coca-Cola Enterprises Inc.	12,782	567,649

Security	Shares	Value
Dr. Pepper Snapple Group Inc.	10,821	$807,030
PepsiCo Inc.	83,335	7,926,825

		9,301,504
BIOTECHNOLOGY — 5.30%
Amgen Inc.	42,358	6,688,752
Biogen Inc.[a]	13,152	4,917,927
BioMarin Pharmaceutical Inc.[a]	8,683	972,930
Cepheid[a,b]	3,919	219,856
Gilead Sciences Inc.[a]	84,005	8,443,343
Vertex Pharmaceuticals Inc.[a]	13,423	1,654,787

		22,897,595
BUILDING PRODUCTS — 0.25%
AO Smith Corp.	4,252	271,703
Builders FirstSource Inc.[a]	2,778	35,447
Masco Corp.	19,829	525,270
Owens Corning	5,891	227,746

		1,060,166
CAPITAL MARKETS — 3.59%
Ameriprise Financial Inc.	10,271	1,286,751
Bank of New York Mellon Corp. (The)	62,744	2,656,581
BlackRock Inc.[c]	7,367	2,681,146
Charles Schwab Corp. (The)	65,555	1,999,427
Franklin Resources Inc.	22,517	1,160,977
Invesco Ltd.	23,982	993,334
Legg Mason Inc.	5,716	300,947
Northern Trust Corp.	12,451	910,791
State Street Corp.	23,297	1,796,665
T Rowe Price Group Inc.	14,437	1,171,996
TD Ameritrade Holding Corp.	15,134	548,607

		15,507,222
CHEMICALS — 2.28%
Air Products & Chemicals Inc.	11,926	1,710,546
Albemarle Corp.	6,261	373,782
Ecolab Inc.	15,074	1,687,986
HB Fuller Co.	2,845	118,836
International Flavors & Fragrances Inc.	4,507	517,178
Minerals Technologies Inc.	1,982	134,241
Mosaic Co. (The)	17,813	783,772
Praxair Inc.	16,254	1,981,850
Sherwin-Williams Co. (The)	4,543	1,262,954
Sigma-Aldrich Corp.	6,629	920,901
Valspar Corp. (The)	4,381	355,299

		9,847,345

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 0.29%
ACCO Brands Corp.[a]	6,475	$50,958
Copart Inc.[a]	6,329	225,123
Deluxe Corp.	2,765	179,034
HNI Corp.	2,471	115,248
Interface Inc.	3,878	84,269
Knoll Inc.	2,683	61,092
RR Donnelley & Sons Co.	11,121	207,073
Steelcase Inc. Class A	4,941	86,813
Team Inc.[a]	1,100	42,988
Tetra Tech Inc.	3,485	94,478
United Stationers Inc.	2,210	89,748

		1,236,824
COMMUNICATIONS EQUIPMENT — 3.57%
Black Box Corp.	881	17,532
Calix Inc.[a]	2,150	15,889
Cisco Systems Inc.	284,736	8,208,939
Motorola Solutions Inc.	12,542	749,384
Plantronics Inc.	2,385	127,049
QUALCOMM Inc.	92,584	6,295,712

		15,414,505
CONSTRUCTION & ENGINEERING — 0.19%
Chicago Bridge & Iron Co. NVb	5,424	258,454
EMCOR Group Inc.	3,604	160,846
Granite Construction Inc.	2,105	73,064
Quanta Services Inc.[a]	11,826	341,890

		834,254
CONSUMER FINANCE — 0.93%
American Express Co.	51,864	4,016,867

		4,016,867
CONTAINERS & PACKAGING — 0.58%
Avery Dennison Corp.	5,070	281,841
Ball Corp.	7,240	531,488
MeadWestvaco Corp.	9,280	452,864
Rock-Tenn Co. Class A	7,796	490,992
Sealed Air Corp.	11,166	509,170
Sonoco Products Co.	5,636	251,873

		2,518,228
DISTRIBUTORS — 0.32%
Genuine Parts Co.	8,509	764,533
LKQ Corp.[a]	16,867	456,590
Pool Corp.	2,418	156,904
Weyco Group Inc.	402	11,457

		1,389,484

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.02%
DeVry Education Group Inc.	3,241	$98,008

		98,008
DIVERSIFIED FINANCIAL SERVICES — 0.72%
CME Group Inc./IL	17,862	1,623,834
Intercontinental Exchange Inc.	6,273	1,408,477
PHH Corp.[a]	2,689	67,548

		3,099,859
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.18%
CenturyLink Inc.	31,766	1,142,305
Cincinnati Bell Inc.[a]	11,276	38,677
Level 3 Communications Inc.[a]	15,897	889,278
Verizon Communications Inc.	231,051	11,654,213

		13,724,473
ELECTRIC UTILITIES — 0.38%
Eversource Energy	17,633	859,785
ITC Holdings Corp.	8,668	312,048
MGE Energy Inc.	2,020	83,790
Pepco Holdings Inc.	14,021	364,265

		1,619,888
ELECTRICAL EQUIPMENT — 0.21%
Rockwell Automation Inc.	7,555	896,023

		896,023
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.54%
Corning Inc.	71,553	1,497,604
Flextronics International Ltd.[a]	32,226	371,405
Itron Inc.[a]	2,280	81,761
Trimble Navigation Ltd.[a]	14,417	366,624

		2,317,394
ENERGY EQUIPMENT & SERVICES — 0.95%
Baker Hughes Inc.	24,115	1,650,913
Core Laboratories NVb	2,438	320,061
FMC Technologies Inc.[a]	13,016	574,006
Geospace Technologies Corp.[a]	732	15,811
National Oilwell Varco Inc.	23,962	1,303,772
Noble Corp. PLC	14,025	242,773

		4,107,336
FOOD & STAPLES RETAILING — 0.55%
Sysco Corp.	32,720	1,211,622
United Natural Foods Inc.[a]	2,777	187,336
Whole Foods Market Inc.	20,022	956,251

		2,355,209

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
FOOD PRODUCTS — 2.96%
Bunge Ltd.	8,074	$697,351
Campbell Soup Co.	11,371	508,398
Darling Ingredients Inc.[a]	9,161	125,139
General Mills Inc.	33,684	1,864,073
Hain Celestial Group Inc. (The)[a,b]	5,617	338,368
JM Smucker Co. (The)	5,667	656,919
Kellogg Co.	14,819	938,487
Keurig Green Mountain Inc.	6,761	786,778
Kraft Foods Group Inc.	32,820	2,781,495
McCormick & Co. Inc./MD	6,518	490,805
Mondelez International Inc. Class A	93,582	3,590,741

		12,778,554
GAS UTILITIES — 0.18%
New Jersey Resources Corp.	4,842	147,729
Northwest Natural Gas Co.	1,544	72,105
Piedmont Natural Gas Co. Inc.	4,467	167,245
Questar Corp.	9,755	228,657
WGL Holdings Inc.	2,767	152,213

		767,949
HEALTH CARE EQUIPMENT & SUPPLIES — 1.16%
Becton Dickinson and Co.	11,679	1,645,221
Cooper Companies Inc. (The)	2,687	478,474
DENTSPLY International Inc.	7,877	401,727
Edwards Lifesciences Corp.[a]	5,965	755,467
Hologic Inc.[a]	12,409	418,680
IDEXX Laboratories Inc.[a]	2,654	332,732
ResMed Inc.	7,761	496,238
Varian Medical Systems Inc.[a]	5,565	494,450

		5,022,989
HEALTH CARE PROVIDERS & SERVICES — 1.88%
AmerisourceBergen Corp.	12,172	1,391,260
Cardinal Health Inc.	18,471	1,557,844
Cigna Corp.	14,594	1,818,996
Henry Schein Inc.[a]	4,688	642,725
Humana Inc.	8,533	1,413,065
Laboratory Corp. of America Holdings[a]	5,556	664,275
Molina Healthcare Inc.[a,b]	1,751	103,712
Patterson Companies Inc.	4,681	219,796
Select Medical Holdings Corp.	4,767	69,360
Team Health Holdings Inc.[a]	3,987	237,505

		8,118,538

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.28%
Cerner Corp.[a]	17,106	$1,228,382

		1,228,382
HOTELS, RESTAURANTS & LEISURE — 2.92%
Choice Hotels International Inc.	1,781	106,628
Darden Restaurants Inc.	7,383	470,814
Hilton Worldwide Holdings Inc.[a]	21,921	634,832
Jack in the Box Inc.	2,150	186,556
Marriott International Inc./MD Class A	12,619	1,010,151
McDonald’s Corp.	54,197	5,232,720
Royal Caribbean Cruises Ltd.	9,295	632,618
Starbucks Corp.	83,352	4,132,592
Vail Resorts Inc.	2,063	204,670

		12,611,581
HOUSEHOLD DURABLES — 0.49%
CSS Industries Inc.	498	14,113
Ethan Allen Interiors Inc.	1,477	35,773
Jarden Corp.[a]	10,168	520,398
La-Z-Boy Inc.	3,041	79,705
Meritage Homes Corp.[a]	2,112	90,330
Mohawk Industries Inc.[a]	3,449	598,402
Newell Rubbermaid Inc.	15,090	575,382
Tupperware Brands Corp.	2,804	187,475

		2,101,578
HOUSEHOLD PRODUCTS — 4.38%
Clorox Co. (The)	7,201	764,026
Colgate-Palmolive Co.	50,769	3,415,738
Energizer Holdings Inc.	3,456	472,159
Kimberly-Clark Corp.	20,849	2,286,927
Procter & Gamble Co. (The)	150,449	11,962,200

		18,901,050
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.02%
Ormat Technologies Inc.	2,053	75,119

		75,119
INDUSTRIAL CONGLOMERATES — 1.23%
3M Co.	33,903	5,302,090

		5,302,090
INSURANCE — 2.73%
ACE Ltd.	18,458	1,974,821
Aflac Inc.	25,153	1,585,645
Chubb Corp. (The)	13,124	1,290,745

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
Hartford Financial Services Group Inc. (The)	24,018	$979,214
Marsh & McLennan Companies Inc.	30,186	1,695,246
PartnerRe Ltd.	2,453	313,984
Principal Financial Group Inc.	16,348	835,710
Progressive Corp. (The)	31,086	828,753
Travelers Companies Inc. (The)	18,489	1,869,423
Willis Group Holdings PLC	8,871	431,397

		11,804,938
INTERNET & CATALOG RETAIL — 0.60%
Blue Nile Inc.[a]	670	18,231
HSN Inc.	1,956	122,093
Netflix Inc.[a]	3,192	1,776,348
NutriSystem Inc.	1,553	29,584
Shutterfly Inc.[a,b]	2,168	97,040
TripAdvisor Inc.[a]	6,518	524,634

		2,567,930
INTERNET SOFTWARE & SERVICES — 4.78%
Equinix Inc.	3,058	782,634
Google Inc. Class Aa	15,859	8,702,943
Google Inc. Class Ca	16,085	8,643,132
Rackspace Hosting Inc.[a]	6,792	366,089
Yahoo! Inc.[a]	50,184	2,136,082

		20,630,880
IT SERVICES — 4.25%
Accenture PLC Class A	34,960	3,239,044
Automatic Data Processing Inc.	26,877	2,272,182
Cognizant Technology Solutions Corp. Class Aa	33,962	1,988,135
Convergys Corp.	5,586	126,690
FleetCor Technologies Inc.[a]	4,326	696,010
International Business Machines Corp.	52,351	8,967,203
Teradata Corp.[a,b]	8,516	374,619
Xerox Corp.	60,367	694,221

		18,358,104
LEISURE PRODUCTS — 0.24%
Callaway Golf Co.	4,689	45,389
Hasbro Inc.[b]	6,296	445,694
Mattel Inc.	18,948	533,576

		1,024,659
LIFE SCIENCES TOOLS & SERVICES — 1.25%
Affymetrix Inc.[a,b]	4,154	50,388

Security	Shares	Value
Agilent Technologies Inc.	18,552	$767,496
Bio-Techne Corp.	2,063	197,965
Fluidigm Corp.[a,b]	1,662	62,258
Mettler-Toledo International Inc.[a]	1,589	503,729
PAREXEL International Corp.[a,b]	3,128	198,863
Quintiles Transnational Holdings Inc.[a,b]	3,782	249,158
Thermo Fisher Scientific Inc.	22,292	2,801,659
Waters Corp.[a]	4,635	580,256

		5,411,772
MACHINERY — 3.38%
AGCO Corp.	4,863	250,493
Caterpillar Inc.	32,055	2,784,938
CLARCOR Inc.	2,790	181,350
Cummins Inc.	9,660	1,335,592
Deere & Co.	19,004	1,720,242
Dover Corp.	9,201	696,700
Graco Inc.	3,311	237,134
Illinois Tool Works Inc.	20,716	1,938,603
Ingersoll-Rand PLC	14,777	972,918
Lincoln Electric Holdings Inc.	4,108	274,661
Meritor Inc.[a]	5,277	69,234
Middleby Corp. (The)[a,b]	3,187	322,970
Nordson Corp.	3,337	265,792
Pall Corp.	5,947	578,762
Parker-Hannifin Corp.	8,274	987,585
Snap-on Inc.	3,234	483,645
Tennant Co.	1,030	66,219
Timken Co. (The)	3,949	155,156
WABCO Holdings Inc.[a]	3,114	387,537
Wabtec Corp./DE	5,358	503,920
Xylem Inc./NY	10,123	374,753

		14,588,204
MEDIA — 4.84%
Charter Communications Inc. Class Aa	4,281	800,804
Discovery Communications Inc. Class Aa,b	8,265	267,455
Discovery Communications Inc. Class C NVS[a]	15,192	459,254
DreamWorks Animation SKG Inc. Class Aa,b	3,924	102,260
John Wiley & Sons Inc. Class A	2,710	154,145
Liberty Global PLC Series Aa	13,793	719,167
Liberty Global PLC Series C NVS[a]	35,478	1,789,865

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
New York Times Co. (The) Class Ab	7,802	$104,469
Scholastic Corp.	1,545	62,789
Scripps Networks Interactive Inc. Class A	4,291	299,769
Time Warner Cable Inc.	15,638	2,432,022
Time Warner Inc.	46,701	3,942,031
Walt Disney Co. (The)	89,697	9,751,858

		20,885,888
METALS & MINING — 0.25%
Compass Minerals International Inc.	1,870	165,177
Nucor Corp.	17,758	867,656
Schnitzer Steel Industries Inc. Class A	1,469	25,590

		1,058,423
MULTI-UTILITIES — 1.12%
Avista Corp.	3,465	113,028
CenterPoint Energy Inc.	22,726	476,564
CMS Energy Corp.	15,370	521,504
Consolidated Edison Inc.	16,303	1,003,450
Integrys Energy Group Inc.	4,451	325,368
MDU Resources Group Inc.	10,264	228,785
NiSource Inc.	17,574	763,063
Sempra Energy	13,018	1,382,121

		4,813,883
MULTILINE RETAIL — 0.33%
Kohl’s Corp.	11,393	816,309
Nordstrom Inc.	7,945	600,324

		1,416,633
OIL, GAS & CONSUMABLE FUELS — 3.71%
Clean Energy Fuels Corp.[a]	4,011	39,589
Devon Energy Corp.	21,631	1,475,451
Energen Corp.	4,074	289,947
Energy XXI Ltd.	4,703	20,552
EOG Resources Inc.	30,538	3,021,735
EQT Corp.	8,431	758,284
Hess Corp.	14,976	1,151,654
Marathon Petroleum Corp.	15,641	1,541,733
Noble Energy Inc.	21,527	1,091,849
ONEOK Inc.	11,588	557,383
Phillips 66	30,856	2,447,189
Pioneer Natural Resources Co.	8,288	1,432,001
QEP Resources Inc.	9,526	214,335
Southwestern Energy Co.[a,b]	21,183	593,760

Security	Shares	Value
Spectra Energy Corp.	37,345	$1,391,101

		16,026,563
PAPER & FOREST PRODUCTS — 0.04%
Domtar Corp.	3,589	155,117
Wausau Paper Corp.	2,507	23,365

		178,482
PERSONAL PRODUCTS — 0.29%
Avon Products Inc.	24,197	197,689
Estee Lauder Companies Inc. (The) Class A	12,881	1,047,097

		1,244,786
PHARMACEUTICALS — 3.84%
Bristol-Myers Squibb Co.	92,372	5,886,868
Merck & Co. Inc.	158,740	9,454,554
VIVUS Inc.[a]	5,195	11,585
Zoetis Inc.	27,903	1,239,451

		16,592,458
PROFESSIONAL SERVICES — 0.49%
CBIZ Inc.[a,b]	2,486	22,473
Corporate Executive Board Co. (The)	1,871	156,846
Dun & Bradstreet Corp. (The)	1,999	255,212
Exponent Inc.	711	63,002
Heidrick & Struggles International Inc.	927	22,304
ICF International Inc.[a,b]	1,011	38,923
IHS Inc. Class Aa	3,795	476,159
Kelly Services Inc. Class A	1,646	27,027
ManpowerGroup Inc.	4,405	375,879
Navigant Consulting Inc.[a]	2,791	40,358
On Assignment Inc.[a]	2,622	88,230
Resources Connection Inc.	2,361	37,209
Robert Half International Inc.	7,568	419,646
RPX Corp.[a]	2,540	39,522
TrueBlue Inc.[a,b]	2,510	72,238

		2,135,028
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.10%
American Tower Corp.	23,432	2,215,027
AvalonBay Communities Inc.	7,348	1,207,570
Boston Properties Inc.	8,522	1,127,546
Corporate Office Properties Trust	5,138	135,592
Digital Realty Trust Inc.[b]	7,542	478,238
Duke Realty Corp.	19,020	376,786
Equity Residential	19,157	1,414,936

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
Federal Realty Investment Trust	3,792	$506,877
HCP Inc.	25,563	1,029,933
Host Hotels & Resorts Inc.	42,157	849,042
Iron Mountain Inc.[b]	9,165	316,101
Liberty Property Trust	8,268	288,057
Macerich Co. (The)	7,830	640,181
Plum Creek Timber Co. Inc.	9,790	413,138
Potlatch Corp.	2,366	87,329
Prologis Inc.[b]	27,829	1,118,726
Simon Property Group Inc.	17,314	3,142,318
UDR Inc.	14,248	466,907
Vornado Realty Trust	9,407	973,531
Weyerhaeuser Co.	29,189	919,745

		17,707,580
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.29%
CBRE Group Inc. Class Aa	16,675	639,319
Forest City Enterprises Inc. Class Aa	8,600	204,336
Jones Lang LaSalle Inc.	2,495	414,320

		1,257,975
ROAD & RAIL — 1.20%
ArcBest Corp.	1,395	49,801
Avis Budget Group Inc.[a]	5,944	321,808
CSX Corp.	55,521	2,003,753
Genesee & Wyoming Inc. Class Aa,b	2,940	273,273
Hertz Global Holdings Inc.[a]	24,918	519,291
Norfolk Southern Corp.	17,267	1,741,377
Ryder System Inc.	2,952	281,503

		5,190,806
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.01%
Analog Devices Inc.	17,490	1,081,582
Applied Materials Inc.	68,030	1,346,314
Intel Corp.	269,221	8,763,143
Lam Research Corp.	8,848	668,732
Microchip Technology Inc.	11,186	533,069
NVIDIA Corp.	30,249	671,376
Skyworks Solutions Inc.	10,614	979,141
SunPower Corp.[a,b]	2,615	84,177
Texas Instruments Inc.	58,848	3,190,150

		17,317,684
SOFTWARE — 4.38%
Adobe Systems Inc.[a]	26,428	2,010,114

Security	Shares	Value
ANSYS Inc.[a]	5,116	$439,157
Autodesk Inc.[a]	12,649	718,843
CA Inc.	18,573	590,064
Citrix Systems Inc.[a]	8,959	601,686
FactSet Research Systems Inc.	2,208	347,517
Intuit Inc.	15,095	1,514,481
NetSuite Inc.[a,b]	1,968	188,082
Oracle Corp.	197,395	8,610,370
salesforce.com inc.[a,b]	33,425	2,434,009
Symantec Corp.	38,414	957,469
Workday Inc. Class Aa	5,505	502,111

		18,913,903
SPECIALTY RETAIL — 3.08%
ANN INC.[a]	2,584	97,830
Bed Bath & Beyond Inc.[a]	10,311	726,513
Best Buy Co. Inc.	16,543	573,215
Brown Shoe Co. Inc.	2,334	69,320
Buckle Inc. (The)[b]	1,651	73,965
CarMax Inc.[a]	11,992	816,775
Foot Locker Inc.	7,999	475,541
GameStop Corp. Class Ab	6,271	241,684
Gap Inc. (The)	13,313	527,727
Lowe’s Companies Inc.	54,978	3,785,785
Men’s Wearhouse Inc. (The)	2,287	129,421
Office Depot Inc.[a]	28,481	262,595
Pier 1 Imports Inc.	5,152	65,173
Signet Jewelers Ltd.[b]	4,240	568,711
Staples Inc.	35,611	581,172
Tiffany & Co.	7,200	629,856
TJX Companies Inc. (The)	38,624	2,492,793
Tractor Supply Co.	7,567	651,216
Ulta Salon Cosmetics & Fragrance Inc.[a]	3,404	514,310

		13,283,602
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.55%
EMC Corp./MA	113,387	3,051,244
Hewlett-Packard Co.	103,961	3,427,594
Lexmark International Inc. Class A	3,268	145,067
Silicon Graphics International Corp.[a,b]	1,876	15,214
Super Micro Computer Inc.[a]	2,034	58,518

		6,697,637
TEXTILES, APPAREL & LUXURY GOODS — 1.91%
Columbia Sportswear Co.	1,574	98,690

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI KLD 400 SOCIAL ETF

April 30, 2015

Security	Shares	Value
Deckers Outdoor Corp.[a,b]	1,928	$142,672
Hanesbrands Inc.	22,247	691,437
Michael Kors Holdings Ltd.[a]	11,461	708,977
NIKE Inc. Class B	38,094	3,765,211
Oxford Industries Inc.	833	66,182
PVH Corp.	4,586	473,963
Under Armour Inc. Class Aa	9,314	722,301
VF Corp.	19,228	1,392,684
Wolverine World Wide Inc.	5,773	177,404

		8,239,521
THRIFTS & MORTGAGE FINANCE — 0.10%
New York Community Bancorp Inc.	24,638	423,527

		423,527
TRADING COMPANIES & DISTRIBUTORS — 0.56%
Air Lease Corp.	5,414	209,143
Applied Industrial Technologies Inc.	2,282	95,319
Fastenal Co.[b]	15,675	668,069
H&E Equipment Services Inc.	1,794	44,348
United Rentals Inc.[a,b]	5,556	536,598
WW Grainger Inc.	3,414	848,140

		2,401,617
TRANSPORTATION INFRASTRUCTURE — 0.01%
Wesco Aircraft Holdings Inc.[a,b]	3,873	60,729

		60,729
WATER UTILITIES — 0.13%
American Water Works Co. Inc.	9,980	544,110

		544,110
WIRELESS TELECOMMUNICATION SERVICES — 0.05%
Sprint Corp.[a,b]	44,039	225,920

		225,920

TOTAL COMMON STOCKS
(Cost: $346,976,250)		431,035,257

SHORT-TERM INVESTMENTS — 2.67%

MONEY MARKET FUNDS — 2.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	10,615,515	10,615,515
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	596,332	596,332

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	316,476	$316,476

		11,528,323

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,528,323)		11,528,323

TOTAL INVESTMENTS IN SECURITIES — 102.52%
(Cost: $358,504,573)		442,563,580
Other Assets, Less Liabilities — (2.52)%		(10,860,081)

NET ASSETS — 100.00%		$431,703,499

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.87%

AEROSPACE & DEFENSE — 1.49%
Rockwell Collins Inc.	50,362	$4,901,733

		4,901,733
AIR FREIGHT & LOGISTICS — 0.75%
Expeditors International of Washington Inc.	53,497	2,451,767

		2,451,767
AUTO COMPONENTS — 0.29%
Johnson Controls Inc.	19,197	967,145

		967,145
AUTOMOBILES — 0.42%
Tesla Motors Inc.[a,b]	6,125	1,384,556

		1,384,556
BEVERAGES — 2.02%
Coca-Cola Enterprises Inc.	149,641	6,645,557

		6,645,557
BIOTECHNOLOGY — 2.07%
Biogen Inc.[a]	3,837	1,434,769
Celgene Corp.[a]	2,641	285,386
Gilead Sciences Inc.[a]	38,139	3,833,351
Vertex Pharmaceuticals Inc.[a]	9,934	1,224,664

		6,778,170
BUILDING PRODUCTS — 0.19%
Masco Corp.	23,491	622,277

		622,277
CAPITAL MARKETS — 5.43%
BlackRock Inc.[c]	10,589	3,853,761
Franklin Resources Inc.	10,844	559,117
Legg Mason Inc.	8,414	442,997
Northern Trust Corp.	141,613	10,358,991
State Street Corp.	33,870	2,612,054

		17,826,920
CHEMICALS — 4.49%
Ecolab Inc.	86,989	9,741,028
International Flavors & Fragrances Inc.	11,982	1,374,935
Sigma-Aldrich Corp.	26,096	3,625,256

		14,741,219
COMMUNICATIONS EQUIPMENT — 1.87%
Cisco Systems Inc.	170,056	4,902,714
Motorola Solutions Inc.	20,766	1,240,769

		6,143,483

Security	Shares	Value
CONSUMER FINANCE — 2.61%
American Express Co.	110,625	$8,567,906

		8,567,906
CONTAINERS & PACKAGING — 1.38%
Ball Corp.	61,593	4,521,542

		4,521,542
DISTRIBUTORS — 0.33%
LKQ Corp.[a,b]	39,513	1,069,617

		1,069,617
ELECTRIC UTILITIES — 4.05%
NextEra Energy Inc.	131,698	13,292,279

		13,292,279
ELECTRICAL EQUIPMENT — 2.21%
Eaton Corp. PLC	105,716	7,265,861

		7,265,861
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.35%
Corning Inc.	32,425	678,655
Flextronics International Ltd.[a]	41,858	482,414

		1,161,069
ENERGY EQUIPMENT & SERVICES — 1.06%
Baker Hughes Inc.	25,634	1,754,904
FMC Technologies Inc.[a]	32,487	1,432,677
National Oilwell Varco Inc.	5,401	293,868

		3,481,449
FOOD & STAPLES RETAILING — 0.24%
Whole Foods Market Inc.	16,324	779,634

		779,634
FOOD PRODUCTS — 2.91%
Bunge Ltd.	23,683	2,045,501
Campbell Soup Co.	48,604	2,173,085
General Mills Inc.	36,653	2,028,377
Kellogg Co.	21,780	1,379,327
Keurig Green Mountain Inc.	8,307	966,686
Mondelez International Inc. Class A	25,330	971,912

		9,564,888
HEALTH CARE EQUIPMENT & SUPPLIES — 0.20%
Becton Dickinson and Co.	4,678	658,990

		658,990
HEALTH CARE PROVIDERS & SERVICES — 6.58%
AmerisourceBergen Corp.	25,202	2,880,589
Cardinal Health Inc.	19,433	1,638,979
Henry Schein Inc.[a]	75,787	10,390,398

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2015

Security	Shares	Value
Patterson Companies Inc.	142,277	$6,680,616

		21,590,582
HOTELS, RESTAURANTS & LEISURE — 0.99%
Marriott International Inc./MD Class A	40,671	3,255,714

		3,255,714
HOUSEHOLD PRODUCTS — 2.22%
Clorox Co. (The)	20,663	2,192,344
Procter & Gamble Co. (The)	63,893	5,080,133

		7,272,477
INDUSTRIAL CONGLOMERATES — 4.73%
3M Co.	99,321	15,532,811

		15,532,811
INSURANCE — 6.16%
ACE Ltd.	78,962	8,448,145
Marsh & McLennan Companies Inc.	188,783	10,602,053
Travelers Companies Inc. (The)	11,500	1,162,765

		20,212,963
INTERNET SOFTWARE & SERVICES — 0.89%
Google Inc. Class Aa	5,300	2,908,481

		2,908,481
IT SERVICES — 5.07%
Accenture PLC Class A	82,346	7,629,357
International Business Machines Corp.	41,209	7,058,690
Teradata Corp.[a,b]	44,495	1,957,335

		16,645,382
LEISURE PRODUCTS — 0.28%
Mattel Inc.	32,959	928,125

		928,125
LIFE SCIENCES TOOLS & SERVICES — 3.21%
Agilent Technologies Inc.	95,569	3,953,689
Mettler-Toledo International Inc.[a]	4,325	1,371,068
Waters Corp.[a]	41,646	5,213,663

		10,538,420
MACHINERY — 2.16%
Caterpillar Inc.	7,080	615,110
Cummins Inc.	22,158	3,063,565
Deere & Co.	31,502	2,851,561
Xylem Inc./NY	15,289	565,999

		7,096,235
MEDIA — 2.93%
Scripps Networks Interactive Inc. Class A	11,273	787,532
Time Warner Cable Inc.	35,929	5,587,678
Time Warner Inc.	11,562	975,948

Security	Shares	Value
Walt Disney Co. (The)	20,902	$2,272,466

		9,623,624
OIL, GAS & CONSUMABLE FUELS — 4.96%
Devon Energy Corp.	11,980	817,156
Hess Corp.	56,747	4,363,844
Marathon Oil Corp.	91,403	2,842,633
Noble Energy Inc.	11,250	570,600
Phillips 66	4,870	386,240
Spectra Energy Corp.	196,054	7,303,012

		16,283,485
PHARMACEUTICALS — 2.22%
Merck & Co. Inc.	95,136	5,666,300
Zoetis Inc.	36,787	1,634,079

		7,300,379
REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.64%
Digital Realty Trust Inc.[b]	5,553	352,116
Liberty Property Trust	107,666	3,751,083
Prologis Inc.	106,048	4,263,130
Vornado Realty Trust	2,954	305,709

		8,672,038
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.08%
CBRE Group Inc. Class Aa	92,839	3,559,447

		3,559,447
ROAD & RAIL — 1.09%
Norfolk Southern Corp.	35,530	3,583,200

		3,583,200
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.03%
Applied Materials Inc.	53,787	1,064,445
Intel Corp.	116,971	3,807,406
Texas Instruments Inc.	32,768	1,776,353

		6,648,204
SOFTWARE — 6.21%
Autodesk Inc.[a]	22,459	1,276,345
CA Inc.	45,102	1,432,891
Microsoft Corp.	233,979	11,380,739
Oracle Corp.	100,186	4,370,113
salesforce.com inc.[a]	7,888	574,404
Symantec Corp.	53,784	1,340,566

		20,375,058
SPECIALTY RETAIL — 2.22%
Gap Inc. (The)	15,381	609,703
Signet Jewelers Ltd.[b]	7,518	1,008,389
Staples Inc.	52,546	857,551

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG SELECT ETF

April 30, 2015

Security	Shares	Value
Tiffany & Co.	55,017	$4,812,887

		7,288,530
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 5.15%
Apple Inc.	101,486	12,700,973
EMC Corp./MA	55,219	1,485,943
Hewlett-Packard Co.	82,268	2,712,376

		16,899,292
TEXTILES, APPAREL & LUXURY GOODS — 2.52%
NIKE Inc. Class B	74,411	7,354,783
PVH Corp.	8,837	913,304

		8,268,087
TRADING COMPANIES & DISTRIBUTORS — 0.17%
WW Grainger Inc.	2,211	549,279

		549,279

TOTAL COMMON STOCKS
(Cost: $258,174,338)		327,857,875

SHORT-TERM INVESTMENTS — 1.29%

MONEY MARKET FUNDS — 1.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	3,414,914	3,414,914
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	191,835	191,835
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	627,538	627,538

		4,234,287

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,234,287)		4,234,287

TOTAL INVESTMENTS IN SECURITIES — 101.16%
(Cost: $262,408,625)		332,092,162
Other Assets, Less Liabilities — (1.16)%		(3,815,453)

NET ASSETS — 100.00%		$328,276,709

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® COHEN & STEERS REIT ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.95%

HEALTH CARE REITS — 16.52%
HCP Inc.[a]	3,949,477	$159,124,428
Health Care REIT Inc.	2,964,057	213,471,385
Ventas Inc.[a]	2,767,092	190,652,639

		563,248,452
HOTEL & RESORT REITS — 3.85%
Host Hotels & Resorts Inc.[a]	6,512,637	131,164,509

		131,164,509
INDUSTRIAL REITS — 5.07%
Prologis Inc.[a]	4,299,703	172,848,061

		172,848,061
OFFICE REITS — 19.96%
Alexandria Real Estate Equities Inc.	619,238	57,205,206
Boston Properties Inc.[a]	1,316,599	174,199,214
Digital Realty Trust Inc.[a]	1,165,348	73,894,717
Douglas Emmett Inc.[a]	1,170,723	33,365,605
Highwoods Properties Inc.[a]	784,882	33,781,321
Kilroy Realty Corp.	721,995	51,254,425
SL Green Realty Corp.[a]	829,736	101,526,497
Vornado Realty Trust	1,501,434	155,383,405

		680,610,390
RESIDENTIAL REITS — 20.68%
American Campus Communities Inc.[a]	964,742	38,724,744
AvalonBay Communities Inc.[a]	1,134,799	186,492,868
Camden Property Trust[a]	742,988	55,783,539
Equity Residential[a]	3,116,176	230,160,759
Essex Property Trust Inc.[a]	549,875	122,044,756
UDR Inc.[a]	2,194,770	71,922,613

		705,129,279
RETAIL REITS — 27.00%
Federal Realty Investment Trust[a]	585,917	78,319,525
General Growth Properties Inc.[a]	5,396,377	147,860,730
Kimco Realty Corp.[a]	3,538,085	85,267,848
Macerich Co. (The)[a]	1,208,861	98,836,475
Realty Income Corp.[a]	1,915,008	89,947,926
Regency Centers Corp.[a]	801,861	50,340,834
Simon Property Group Inc.[a]	1,495,275	271,377,460
Tanger Factory Outlet Centers Inc.[a]	824,682	27,692,821

Security	Shares	Value
Taubman Centers Inc.	549,563	$39,574,032
Weingarten Realty Investors[a]	967,393	31,691,795

		920,909,446
SPECIALIZED REITS — 6.87%
Public Storage[a]	1,247,715	234,458,126

		234,458,126

TOTAL COMMON STOCKS
(Cost: $2,947,071,185)		3,408,368,263

SHORT-TERM INVESTMENTS — 4.58%

MONEY MARKET FUNDS — 4.58%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,c,d]	144,582,236	144,582,236
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,c,d]	8,121,983	8,121,983
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	3,501,761	3,501,761

		156,205,980

TOTAL SHORT-TERM INVESTMENTS
(Cost: $156,205,980)		156,205,980

TOTAL INVESTMENTS IN SECURITIES — 104.53%
(Cost: $3,103,277,165)		3,564,574,243
Other Assets, Less Liabilities — (4.53)%		(154,424,735)

NET ASSETS — 100.00%		$3,410,149,508

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2015

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$593,406,793	$735,481,447	$961,518,607
Affiliated (Note 2)	6,992,243	18,061,098	28,242,183

Total cost of investments	$600,399,036	$753,542,545	$989,760,790

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$494,403,852	$776,457,992	$1,053,630,944
Affiliated (Note 2)	6,992,243	18,061,098	28,242,183

Total fair value of investments	501,396,095	794,519,090	1,081,873,127
Receivables:
Investment securities sold	—	—	41
Dividends and interest	302,158	1,253,278	450,620
Capital shares sold	4,366	—	10,964

Total Assets	501,702,619	795,772,368	1,082,334,752

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	6,646,321	17,098,807	26,664,000
Capital shares redeemed	—	—	21,928
Investment advisory fees (Note 2)	176,723	262,387	376,239

Total Liabilities	6,823,044	17,361,194	27,062,167

NET ASSETS	$494,879,575	$778,411,174	$1,055,272,585

Net assets consist of:
Paid-in capital	$675,982,730	$753,702,790	$985,601,679
Undistributed net investment income	607,687	1,485,077	457,015
Accumulated net realized loss	(82,707,901)	(17,753,238)	(22,898,446)
Net unrealized appreciation (depreciation)	(99,002,941)	40,976,545	92,112,337

NET ASSETS	$494,879,575	$778,411,174	$1,055,272,585

Shares outstanding[b]	5,850,000	7,400,000	7,400,000

Net asset value per share	$84.59	$105.19	$142.60

[a]	Securities on loan with values of $6,489,881, $16,402,812 and $25,760,647, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares U.S. Financial Services ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,192,782,598	$948,518,823	$487,110,027
Affiliated (Note 2)	60,631,680	30,593,371	21,806,233

Total cost of investments	$1,253,414,278	$979,112,194	$508,916,260

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,134,756,715	$916,832,764	$540,174,435
Affiliated (Note 2)	60,648,551	30,593,371	26,061,450

Total fair value of investments	1,195,405,266	947,426,135	566,235,885
Receivables:
Dividends and interest	680,227	778,660	370,875

Total Assets	1,196,085,493	948,204,795	566,606,760

LIABILITIES
Payables:
Investment securities purchased	505,637	1,244,621	—
Collateral for securities on loan (Note 1)	31,685,656	28,750,935	2,031,756
Capital shares redeemed	46,927	17,521	—
Investment advisory fees (Note 2)	433,580	337,812	203,278

Total Liabilities	32,671,800	30,350,889	2,235,034

NET ASSETS	$1,163,413,693	$917,853,906	$564,371,726

Net assets consist of:
Paid-in capital	$1,332,889,529	$967,075,065	$617,354,747
Undistributed net investment income	—	—	870,328
Accumulated net realized loss	(111,466,824)	(17,535,100)	(111,172,974)
Net unrealized appreciation (depreciation)	(58,009,012)	(31,686,059)	57,319,625

NET ASSETS	$1,163,413,693	$917,853,906	$564,371,726

Shares outstanding[b]	13,100,000	8,550,000	6,200,000

Net asset value per share	$88.81	$107.35	$91.03

[a]	Securities on loan with values of $30,435,148, $27,705,974 and $1,946,142, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares U.S. Real Estate ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

ASSETS
Investments, at cost:
Unaffiliated	$5,405,284,537	$343,032,226	$254,692,606
Affiliated (Note 2)	310,217,319	15,472,347	7,716,019

Total cost of investments	$5,715,501,856	$358,504,573	$262,408,625

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,939,210,562	$425,663,945	$324,004,114
Affiliated (Note 2)	310,217,319	16,899,635	8,088,048

Total fair value of investments	5,249,427,881	442,563,580	332,092,162
Cash	1,563	—	—
Receivables:
Dividends and interest	2,703,141	531,428	354,929
Capital shares sold	1,943,222	—	—

Total Assets	5,254,075,807	443,095,008	332,447,091

LIABILITIES
Payables:
Investment securities purchased	—	—	428,253
Collateral for securities on loan (Note 1)	300,487,958	11,211,847	3,606,749
Capital shares redeemed	14,048,328	—	—
Investment advisory fees (Note 2)	2,044,225	179,662	135,380

Total Liabilities	316,580,511	11,391,509	4,170,382

NET ASSETS	$4,937,495,296	$431,703,499	$328,276,709

Net assets consist of:
Paid-in capital	$5,442,123,471	$354,064,661	$269,424,935
Undistributed net investment income	—	477,847	153,877
Accumulated net realized loss	(38,554,200)	(6,898,016)	(10,985,640)
Net unrealized appreciation (depreciation)	(466,073,975)	84,059,007	69,683,537

NET ASSETS	$4,937,495,296	$431,703,499	$328,276,709

Shares outstanding[b]	65,450,000	5,600,000	3,800,000

Net asset value per share	$75.44	$77.09	$86.39

[a]	Securities on loan with values of $288,424,243, $10,802,117 and $3,524,172, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

iShares Cohen & Steers REIT ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,947,071,185
Affiliated (Note 2)	156,205,980

Total cost of investments	$3,103,277,165

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,408,368,263
Affiliated (Note 2)	156,205,980

Total fair value of investments	3,564,574,243
Receivables:
Dividends and interest	631,700

Total Assets	3,565,205,943

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	152,704,219
Capital shares redeemed	1,324,622
Investment advisory fees (Note 2)	1,027,594

Total Liabilities	155,056,435

NET ASSETS	$3,410,149,508

Net assets consist of:
Paid-in capital	$3,391,225,234
Accumulated net realized loss	(442,372,804)
Net unrealized appreciation	461,297,078

NET ASSETS	$3,410,149,508

Shares outstanding[b]	35,850,000

Net asset value per share	$95.12

[a]	Securities on loan with a value of $147,125,454. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF	iShares U.S. Consumer Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$15,420,676	$13,419,034	$9,323,485
Interest — affiliated (Note 2)	29	31	37
Securities lending income — affiliated — net (Note 2)	153,873	37,412	106,561

Total investment income	15,574,578	13,456,477	9,430,083

EXPENSES
Investment advisory fees (Note 2)	3,369,268	2,420,082	2,705,049

Total expenses	3,369,268	2,420,082	2,705,049

Net investment income	12,205,310	11,036,395	6,725,034

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(21,187,926)	598,494	(1,752,594)
In-kind redemptions — unaffiliated	87,571,092	81,791,438	72,541,018

Net realized gain	66,383,166	82,389,932	70,788,424

Net change in unrealized appreciation/depreciation	(63,730,552)	(39,030,094)	27,284,555

Net realized and unrealized gain	2,652,614	43,359,838	98,072,979

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,857,924	$54,396,233	$104,798,013

[a]	Net of foreign withholding tax of $ —, $ — and $9,545, respectively.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Financials ETF	iShares U.S. Industrials ETF	iShares U.S. Financial Services ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$27,334,102	$20,287,855	$9,737,006
Dividends — affiliated (Note 2)	786,890	—	552,146
Interest — affiliated (Note 2)	82	46	40
Securities lending income — affiliated — net (Note 2)	61,309	72,031	8,328

Total investment income	28,182,383	20,359,932	10,297,520

EXPENSES
Investment advisory fees (Note 2)	6,397,851	4,899,421	2,545,996

Total expenses	6,397,851	4,899,421	2,545,996

Net investment income	21,784,532	15,460,511	7,751,524

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,038,106)	(8,768,236)	(2,966,047)
Investments — affiliated (Note 2)	(15,242)	—	1,892
In-kind redemptions — unaffiliated	231,375,586	82,385,656	49,365,721
In-kind redemptions — affiliated (Note 2)	6,952,687	—	2,553,793

Net realized gain	231,274,925	73,617,420	48,955,359

Net change in unrealized appreciation/depreciation	(162,643,242)	(68,106,787)	16,110,400

Net realized and unrealized gain	68,631,683	5,510,633	65,065,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,416,215	$20,971,144	$72,817,283

[a]	Net of foreign withholding tax of $ —, $2,057 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Real Estate ETF	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$159,147,144	$7,298,341	$5,182,596
Dividends — affiliated (Note 2)	—	111,879	58,636
Interest — affiliated (Note 2)	390	23	17
Securities lending income — affiliated — net (Note 2)	1,164,537	31,859	6,941

Total investment income	160,312,071	7,442,102	5,248,190

EXPENSES
Investment advisory fees (Note 2)	23,278,654	1,965,089	1,464,484

Total expenses	23,278,654	1,965,089	1,464,484

Net investment income	137,033,417	5,477,013	3,783,706

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(107,016,009)	(7,443)	238,230
Investments — affiliated (Note 2)	—	(2,288)	(219)
In-kind redemptions — unaffiliated	884,681,165	25,534,786	17,612,534
In-kind redemptions — affiliated (Note 2)	—	307,180	11,201

Net realized gain	777,665,156	25,832,235	17,861,746

Net change in unrealized appreciation/depreciation	(310,943,554)	8,740,824	9,199,066

Net realized and unrealized gain	466,721,602	34,573,059	27,060,812

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$603,755,019	$40,050,072	$30,844,518

[a]	Net of foreign withholding tax of $ —, $258 and $ —, respectively.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

iShares Cohen & Steers REIT ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$93,852,841
Interest — affiliated (Note 2)	175
Securities lending income — affiliated — net (Note 2)	598,258

Total investment income	94,451,274

EXPENSES
Investment advisory fees (Note 2)	11,242,640

Total expenses	11,242,640

Net investment income	83,208,634

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	7,976,798
In-kind redemptions — unaffiliated	155,731,530

Net realized gain	163,708,328

Net change in unrealized appreciation/depreciation	153,308,262

Net realized and unrealized gain	317,016,590

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$400,225,224

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$12,205,310	$13,837,352	$11,036,395	$9,166,875
Net realized gain	66,383,166	13,349,698	82,389,932	40,058,831
Net change in unrealized appreciation/depreciation	(63,730,552)	112,028,860	(39,030,094)	6,615,100

Net increase in net assets resulting from operations	14,857,924	139,215,910	54,396,233	55,840,806

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,514,536)	(12,509,443)	(10,472,609)	(9,220,300)

Total distributions to shareholders	(13,514,536)	(12,509,443)	(10,472,609)	(9,220,300)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	724,141,138	880,577,535	537,509,396	60,962,622
Cost of shares redeemed	(1,170,485,488)	(574,382,384)	(263,273,985)	(141,943,233)

Net increase (decrease) in net assets from capital share transactions	(446,344,350)	306,195,151	274,235,411	(80,980,611)

INCREASE (DECREASE) IN NET ASSETS	(445,000,962)	432,901,618	318,159,035	(34,360,105)

NET ASSETS
Beginning of year	939,880,537	506,978,919	460,252,139	494,612,244

End of year	$494,879,575	$939,880,537	$778,411,174	$460,252,139

Undistributed net investment income included in net assets at end of year	$607,687	$1,916,913	$1,485,077	$921,291

SHARES ISSUED AND REDEEMED
Shares sold	8,500,000	11,450,000	5,200,000	650,000
Shares redeemed	(13,850,000)	(7,500,000)	(2,550,000)	(1,550,000)

Net increase (decrease) in shares outstanding	(5,350,000)	3,950,000	2,650,000	(900,000)

See notes to financial statements.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Consumer Services ETF		iShares U.S. Financials ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,725,034	$4,359,081	$21,784,532	$19,533,169
Net realized gain	70,788,424	64,379,118	231,274,925	79,298,027
Net change in unrealized appreciation/depreciation	27,284,555	5,270,245	(162,643,242)	94,889,833

Net increase in net assets resulting from operations	104,798,013	74,008,444	90,416,215	193,721,029

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,531,675)	(4,104,568)	(23,131,223)	(19,805,516)

Total distributions to shareholders	(6,531,675)	(4,104,568)	(23,131,223)	(19,805,516)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	750,890,668	155,749,916	2,087,456,190	968,558,137
Cost of shares redeemed	(215,578,693)	(183,934,036)	(2,550,971,064)	(462,614,929)

Net increase (decrease) in net assets from capital share transactions	535,311,975	(28,184,120)	(463,514,874)	505,943,208

INCREASE (DECREASE) IN NET ASSETS	633,578,313	41,719,756	(396,229,882)	679,858,721

NET ASSETS
Beginning of year	421,694,272	379,974,516	1,559,643,575	879,784,854

End of year	$1,055,272,585	$421,694,272	$1,163,413,693	$1,559,643,575

Undistributed net investment income included in net assets at end of year	$457,015	$263,656	$—	$271,198

SHARES ISSUED AND REDEEMED
Shares sold	5,550,000	1,350,000	23,400,000	12,800,000
Shares redeemed	(1,700,000)	(1,600,000)	(29,700,000)	(6,050,000)

Net increase (decrease) in shares outstanding	3,850,000	(250,000)	(6,300,000)	6,750,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Industrials ETF		iShares U.S. Financial Services ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$15,460,511	$17,365,054	$7,751,524	$6,980,972
Net realized gain	73,617,420	273,276,631	48,955,359	53,796,091
Net change in unrealized appreciation/depreciation	(68,106,787)	8,732,075	16,110,400	42,739,212

Net increase in net assets resulting from operations	20,971,144	299,373,760	72,817,283	103,516,275

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,902,897)	(18,035,938)	(7,568,428)	(6,803,793)

Total distributions to shareholders	(15,902,897)	(18,035,938)	(7,568,428)	(6,803,793)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,841,718,818	1,054,363,899	122,454,609	311,678,656
Cost of shares redeemed	(2,824,425,902)	(1,357,248,455)	(216,248,769)	(244,132,499)

Net increase (decrease) in net assets from capital share transactions	17,292,916	(302,884,556)	(93,794,160)	67,546,157

INCREASE (DECREASE) IN NET ASSETS	22,361,163	(21,546,734)	(28,545,305)	164,258,639

NET ASSETS
Beginning of year	895,492,743	917,039,477	592,917,031	428,658,392

End of year	$917,853,906	$895,492,743	$564,371,726	$592,917,031

Undistributed net investment income included in net assets at end of year	$—	$—	$870,328	$687,232

SHARES ISSUED AND REDEEMED
Shares sold	27,300,000	11,550,000	1,400,000	4,100,000
Shares redeemed	(27,600,000)	(14,000,000)	(2,500,000)	(3,200,000)

Net increase (decrease) in shares outstanding	(300,000)	(2,450,000)	(1,100,000)	900,000

See notes to financial statements.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Real Estate ETF		iShares MSCI KLD 400 Social ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$137,033,417	$133,176,402	$5,477,013	$3,874,678
Net realized gain	777,665,156	94,544,908	25,832,235	15,032,812
Net change in unrealized appreciation/depreciation	(310,943,554)	(406,272,770)	8,740,824	27,211,135

Net increase (decrease) in net assets resulting from operations	603,755,019	(178,551,460)	40,050,072	46,118,625

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(177,990,317)	(162,396,953)	(5,321,488)	(3,682,697)
From net realized gain	(10,391,973)	(5,226,731)	—	—

Total distributions to shareholders	(188,382,290)	(167,623,684)	(5,321,488)	(3,682,697)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,380,070,070	21,360,992,147	108,173,520	146,596,017
Cost of shares redeemed	(25,405,340,051)	(22,236,633,684)	(61,998,542)	(49,068,357)

Net increase (decrease) in net assets from capital share transactions	(25,269,981)	(875,641,537)	46,174,978	97,527,660

INCREASE (DECREASE) IN NET ASSETS	390,102,748	(1,221,816,681)	80,903,562	139,963,588

NET ASSETS
Beginning of year	4,547,392,548	5,769,209,229	350,799,937	210,836,349

End of year	$4,937,495,296	$4,547,392,548	$431,703,499	$350,799,937

Undistributed net investment income included in net assets at end of year	$—	$—	$477,847	$322,322

SHARES ISSUED AND REDEEMED
Shares sold	338,000,000	323,050,000	1,450,000	2,200,000
Shares redeemed	(337,750,000)	(336,400,000)	(850,000)	(750,000)

Net increase (decrease) in shares outstanding	250,000	(13,350,000)	600,000	1,450,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI USA ESG Select ETF		iShares Cohen & Steers REIT ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,783,706	$3,160,487	$83,208,634	$69,014,044
Net realized gain	17,861,746	13,225,555	163,708,328	84,005,922
Net change in unrealized appreciation/depreciation	9,199,066	21,204,263	153,308,262	(207,620,548)

Net increase (decrease) in net assets resulting from operations	30,844,518	37,590,305	400,225,224	(54,600,582)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,739,686)	(3,268,145)	(102,639,910)	(85,863,837)

Total distributions to shareholders	(3,739,686)	(3,268,145)	(102,639,910)	(85,863,837)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	88,213,362	30,327,788	1,015,651,103	382,976,558
Cost of shares redeemed	(42,122,024)	(18,504,793)	(618,752,541)	(716,698,469)

Net increase (decrease) in net assets from capital share transactions	46,091,338	11,822,995	396,898,562	(333,721,911)

INCREASE (DECREASE) IN NET ASSETS	73,196,170	46,145,155	694,483,876	(474,186,330)

NET ASSETS
Beginning of year	255,080,539	208,935,384	2,715,665,632	3,189,851,962

End of year	$328,276,709	$255,080,539	$3,410,149,508	$2,715,665,632

Undistributed net investment income included in net assets at end of year	$153,877	$109,857	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	1,050,000	400,000	10,750,000	4,700,000
Shares redeemed	(500,000)	(250,000)	(6,650,000)	(9,050,000)

Net increase (decrease) in shares outstanding	550,000	150,000	4,100,000	(4,350,000)

See notes to financial statements.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$83.92	$69.93	$69.97	$84.01	$63.98

Income from investment operations:
Net investment income[a]	1.34	1.49	1.51	1.18	0.94
Net realized and unrealized gain (loss)[b]	0.82	13.89	(0.12)	(13.75)	20.02

Total from investment operations	2.16	15.38	1.39	(12.57)	20.96

Less distributions from:
Net investment income	(1.49)	(1.39)	(1.43)	(1.47)	(0.93)

Total distributions	(1.49)	(1.39)	(1.43)	(1.47)	(0.93)

Net asset value, end of year	$84.59	$83.92	$69.93	$69.97	$84.01

Total return	2.58%	22.27%	2.06%	(14.85)%	33.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$494,880	$939,881	$506,979	$594,714	$1,213,933
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.57%	1.94%	2.23%	1.66%	1.34%
Portfolio turnover rate[c]	7%	16%	8%	11%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$96.90	$87.54	$73.95	$69.19	$58.96

Income from investment operations:
Net investment income[a]	2.03	1.81	1.70	1.51	1.37
Net realized and unrealized gain[b]	8.23	9.37	13.60	4.67	10.28

Total from investment operations	10.26	11.18	15.30	6.18	11.65

Less distributions from:
Net investment income	(1.97)	(1.82)	(1.71)	(1.42)	(1.42)

Total distributions	(1.97)	(1.82)	(1.71)	(1.42)	(1.42)

Net asset value, end of year	$105.19	$96.90	$87.54	$73.95	$69.19

Total return	10.66%	12.92%	21.06%	9.13%	20.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$778,411	$460,252	$494,612	$414,113	$332,123
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.98%	1.97%	2.22%	2.20%	2.24%
Portfolio turnover rate[c]	4%	9%	7%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$118.79	$99.99	$81.99	$73.56	$63.26

Income from investment operations:
Net investment income[a]	1.44	1.08	1.30	0.86	0.68
Net realized and unrealized gain[b]	23.64	18.72	18.02	8.40	10.33

Total from investment operations	25.08	19.80	19.32	9.26	11.01

Less distributions from:
Net investment income	(1.27)	(1.00)	(1.32)	(0.83)	(0.71)

Total distributions	(1.27)	(1.00)	(1.32)	(0.83)	(0.71)

Net asset value, end of year	$142.60	$118.79	$99.99	$81.99	$73.56

Total return	21.19%	19.85%	23.82%	12.74%	17.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,055,273	$421,694	$379,975	$315,642	$209,638
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.08%	0.96%	1.50%	1.19%	1.08%
Portfolio turnover rate[c]	8%	5%	9%	5%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$80.39	$69.55	$57.76	$59.55	$58.21

Income from investment operations:
Net investment income[a]	1.27	1.15	1.06	0.85	0.63
Net realized and unrealized gain (loss)[b]	8.46	10.84	11.76	(1.78)	1.33

Total from investment operations	9.73	11.99	12.82	(0.93)	1.96

Less distributions from:
Net investment income	(1.31)	(1.15)	(1.03)	(0.86)	(0.62)

Total distributions	(1.31)	(1.15)	(1.03)	(0.86)	(0.62)

Net asset value, end of year	$88.81	$80.39	$69.55	$57.76	$59.55

Total return	12.15%	17.32%	22.50%	(1.35)%	3.45%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,163,414	$1,559,644	$879,785	$522,687	$544,841
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.48%	1.50%	1.73%	1.62%	1.14%
Portfolio turnover rate[c]	6%	6%	10%	6%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$101.19	$81.15	$70.81	$72.95	$60.93

Income from investment operations:
Net investment income[a]	1.43	1.28	1.24	1.03	1.04
Net realized and unrealized gain (loss)[b]	6.17	20.14	10.30	(2.15)	12.02

Total from investment operations	7.60	21.42	11.54	(1.12)	13.06

Less distributions from:
Net investment income	(1.44)	(1.38)	(1.20)	(1.02)	(1.04)

Total distributions	(1.44)	(1.38)	(1.20)	(1.02)	(1.04)

Net asset value, end of year	$107.35	$101.19	$81.15	$70.81	$72.95

Total return	7.54%	26.53%	16.53%	(1.38)%	21.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$917,854	$895,493	$917,039	$396,508	$532,529
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.37%	1.37%	1.69%	1.56%	1.68%
Portfolio turnover rate[c]	6%	6%	7%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$81.22	$66.98	$55.38	$58.07	$60.44

Income from investment operations:
Net investment income[a]	1.15	0.94	0.84	0.64	0.32
Net realized and unrealized gain (loss)[b]	9.77	14.22	11.60	(2.71)	(2.43)

Total from investment operations	10.92	15.16	12.44	(2.07)	(2.11)

Less distributions from:
Net investment income	(1.11)	(0.92)	(0.84)	(0.62)	(0.26)

Total distributions	(1.11)	(0.92)	(0.84)	(0.62)	(0.26)

Net asset value, end of year	$91.03	$81.22	$66.98	$55.38	$58.07

Total return	13.50%	22.68%	22.74%	(3.40)%	(3.45)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$564,372	$592,917	$428,658	$310,107	$252,592
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.32%	1.20%	1.43%	1.27%	0.58%
Portfolio turnover rate[c]	3%	4%	5%	4%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Real Estate ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$69.75	$73.45	$63.90	$62.15	$52.92

Income from investment operations:
Net investment income[a]	1.92	2.03	2.07	1.81	1.54
Net realized and unrealized gain (loss)[b]	6.47	(3.16)	9.93	2.15	9.68

Total from investment operations	8.39	(1.13)	12.00	3.96	11.22

Less distributions from:
Net investment income	(2.55)	(2.49)	(2.45)	(2.21)	(1.99)
Net realized gain	(0.15)	(0.08)	—	—	—

Total distributions	(2.70)	(2.57)	(2.45)	(2.21)	(1.99)

Net asset value, end of year	$75.44	$69.75	$73.45	$63.90	$62.15

Total return	12.14%	(1.23)%	19.35%	6.84%	21.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,937,495	$4,547,393	$5,769,209	$3,926,945	$3,598,770
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	2.55%	3.04%	3.16%	3.11%	2.83%
Portfolio turnover rate[c]	21%	27%	16%	14%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$70.16	$59.39	$51.54	$50.11	$45.41

Income from investment operations:
Net investment income[a]	1.04	0.95	0.90	0.73	0.65
Net realized and unrealized gain[b]	6.89	10.72	7.86	1.43	4.69

Total from investment operations	7.93	11.67	8.76	2.16	5.34

Less distributions from:
Net investment income	(1.00)	(0.90)	(0.91)	(0.73)	(0.64)

Total distributions	(1.00)	(0.90)	(0.91)	(0.73)	(0.64)

Net asset value, end of year	$77.09	$70.16	$59.39	$51.54	$50.11

Total return	11.34%	19.76%	17.25%	4.46%	11.95%

Ratios/Supplemental data:
Net assets, end of year (000s)	$431,703	$350,800	$210,836	$172,663	$157,831
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.39%	1.45%	1.71%	1.54%	1.43%
Portfolio turnover rate[c]	14%	13%	11%	9%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$78.49	$67.40	$60.98	$59.19	$51.73

Income from investment operations:
Net investment income[a]	1.08	1.01	1.04	0.86	0.81
Net realized and unrealized gain[b]	7.89	11.12	6.42	1.76	7.47

Total from investment operations	8.97	12.13	7.46	2.62	8.28

Less distributions from:
Net investment income	(1.07)	(1.04)	(1.04)	(0.83)	(0.82)

Total distributions	(1.07)	(1.04)	(1.04)	(0.83)	(0.82)

Net asset value, end of year	$86.39	$78.49	$67.40	$60.98	$59.19

Total return	11.46%	18.12%	12.45%	4.58%	16.25%

Ratios/Supplemental data:
Net assets, end of year (000s)	$328,277	$255,081	$208,935	$189,049	$171,641
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	1.29%	1.38%	1.71%	1.52%	1.56%
Portfolio turnover rate[c]	19%	20%	34%	20%	35%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$85.53	$88.36	$78.78	$74.34	$61.37

Income from investment operations:
Net investment income[a]	2.41	2.07	1.91	1.66	1.39
Net realized and unrealized gain (loss)[b]	10.13	(2.30)	10.03	4.98	13.49

Total from investment operations	12.54	(0.23)	11.94	6.64	14.88

Less distributions from:
Net investment income	(2.95)	(2.60)	(2.36)	(2.20)	(1.91)

Total distributions	(2.95)	(2.60)	(2.36)	(2.20)	(1.91)

Net asset value, end of year	$95.12	$85.53	$88.36	$78.78	$74.34

Total return	14.80%	0.05%	15.58%	9.36%	24.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,410,150	$2,715,666	$3,189,852	$2,907,072	$2,598,139
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	2.57%	2.58%	2.40%	2.34%	2.18%
Portfolio turnover rate[c]	8%	13%	11%	16%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financials	Diversified
U.S. Industrials	Diversified

iShares ETF	Diversification Classification
U.S. Financial Services	Non-diversified
U.S. Real Estate	Diversified
MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified
Cohen & Steers REIT	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2015, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
U.S. Basic Materials	$6,489,881	$6,489,881	$—
U.S. Consumer Goods	16,402,812	16,402,812	—
U.S. Consumer Services	25,760,647	25,760,647	—
U.S. Financials	30,435,148	30,435,148	—
U.S. Industrials	27,705,974	27,705,974	—
U.S. Financial Services	1,946,142	1,946,142	—
U.S. Real Estate	288,424,243	288,424,243	—
MSCI KLD 400 Social	10,802,117	10,802,117	—
MSCI USA ESG Select	3,524,172	3,524,172	—
Cohen & Steers REIT	147,125,454	147,125,454	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financials, iShares U.S. Industrials, iShares U.S. Financial Services and iShares U.S. Real Estate ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.480%	First $10 billion
0.430	Over $10 billion, up to and including $20 billion
0.380	Over $20 billion, up to and including $30 billion
0.342	Over $30 billion[a]

[a]	Breakpoint level added effective July 1, 2014.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI KLD 400 Social	0.50%
MSCI USA ESG Select	0.50

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.3500%		First $121 billion
0.3325	[a]	Over $121 billion, up to and including $211 billion
0.3159	[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 70% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
U.S. Basic Materials	$67,148
U.S. Consumer Goods	19,341
U.S. Consumer Services	51,170
U.S. Financials	32,416
U.S. Industrials	36,047

iShares ETF	Fees Paid to BTC
U.S. Financial Services	$4,018
U.S. Real Estate	604,138
MSCI KLD 400 Social	15,622
MSCI USA ESG Select	3,710
Cohen & Steers REIT	320,631

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
U.S. Financials
BlackRock Inc.	55,133	68,098	(86,053)	37,178	$13,530,561	$351,534	$4,359,049
PNC Financial Services Group Inc. (The)	234,333	284,614	(366,339)	152,608	13,998,732	435,356	2,578,396

					$27,529,293	$786,890	$6,937,445

U.S. Financial Services
BlackRock Inc.	37,044	8,227	(13,352)	31,919	$11,616,601	$272,342	$1,484,282
PNC Financial Services Group Inc. (The)	157,487	33,340	(59,818)	131,009	12,017,456	279,804	1,071,403

					$23,634,057	$552,146	$2,555,685

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI KLD 400 Social
BlackRock Inc.	7,144	2,107	(1,884)	7,367	$2,681,146	$56,318	$157,224
PNC Financial Services Group Inc. (The)	28,386	8,601	(7,660)	29,327	2,690,166	55,561	147,668

					$5,371,312	$111,879	$304,892

MSCI USA ESG Select
BlackRock Inc.	807	10,020	(238)	10,589	$3,853,761	$58,636	$10,982

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
U.S. Basic Materials	$52,165,327	$50,540,880
U.S. Consumer Goods	21,186,540	20,252,118
U.S. Consumer Services	48,137,026	47,692,088
U.S. Financials	85,994,408	100,543,156
U.S. Industrials	68,783,395	68,014,549
U.S. Financial Services	20,307,740	20,210,723
U.S. Real Estate	1,107,692,618	1,113,670,287
MSCI KLD 400 Social	57,149,624	56,867,958
MSCI USA ESG Select	57,108,868	56,742,757
Cohen & Steers REIT	275,893,323	250,887,958

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Basic Materials	$722,805,996	$1,167,645,045
U.S. Consumer Goods	535,494,075	262,621,136
U.S. Consumer Services	748,456,797	214,549,973
U.S. Financials	2,067,318,874	2,511,803,742
U.S. Industrials	2,831,387,550	2,811,062,567
U.S. Financial Services	122,175,966	215,092,486
U.S. Real Estate	24,378,409,471	24,386,574,632
MSCI KLD 400 Social	107,862,907	61,725,944
MSCI USA ESG Select	88,016,124	42,018,383
Cohen & Steers REIT	949,309,180	573,206,800

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares U.S. Financial Services ETF, iShares U.S. Real Estate ETF and iShares Cohen & Steers REIT ETF each invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Basic Materials	$76,096,422	$—	$(76,096,422)
U.S. Consumer Goods	79,371,954	—	(79,371,954)
U.S. Consumer Services	70,970,857	—	(70,970,857)
U.S. Financials	196,948,699	1,075,493	(198,024,192)
U.S. Industrials	76,171,379	442,386	(76,613,765)
U.S. Financial Services	50,023,942	—	(50,023,942)
U.S. Real Estate	732,899,229	40,956,900	(773,856,129)
MSCI KLD 400 Social	24,855,111	—	(24,855,111)
MSCI USA ESG Select	17,414,166	—	(17,414,166)
Cohen & Steers REIT	93,455,753	19,431,276	(112,887,029)

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
U.S. Basic Materials
Ordinary income	$13,514,536	$12,509,443

U.S. Consumer Goods
Ordinary income	$10,472,609	$9,220,300

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2015	2014
U.S. Consumer Services
Ordinary income	$6,531,675	$4,104,568

U.S. Financials
Ordinary income	$23,131,223	$19,805,516

U.S. Industrials
Ordinary income	$15,902,897	$18,035,938

U.S. Financial Services
Ordinary income	$7,568,428	$6,803,793

U.S. Real Estate
Long-term capital gain	$10,391,973	$5,226,731
Ordinary income	177,990,317	162,396,953

	$188,382,290	$167,623,684

MSCI KLD 400 Social
Ordinary income	$5,321,488	$3,682,697

MSCI USA ESG Select
Ordinary income	$3,739,686	$3,268,145

Cohen & Steers REIT
Ordinary income	$102,639,910	$85,863,837

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
U.S. Basic Materials	$607,687	$(78,724,516)	$(100,962,750)	$(2,023,576)	$(181,103,155)
U.S. Consumer Goods	1,485,077	(15,547,468)	38,770,775	—	24,708,384
U.S. Consumer Services	457,015	(20,917,731)	90,131,622	—	69,670,906
U.S. Financials	—	(107,732,459)	(61,743,377)	—	(169,475,836)
U.S. Industrials	—	(13,338,895)	(35,164,356)	(717,908)	(49,221,159)
U.S. Financial Services	870,328	(99,636,750)	45,861,946	(78,545)	(52,983,021)
U.S. Real Estate	—	—	(504,628,175)	—	(504,628,175)
MSCI KLD 400 Social	477,847	(2,518,143)	79,679,134	—	77,638,838
MSCI USA ESG Select	153,877	(8,712,966)	67,410,863	—	58,851,774
Cohen & Steers REIT	—	(298,841,944)	317,766,218	—	18,924,274

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
U.S. Basic Materials	$57,277,084	$2,533,237	$8,036,664	$10,812,780	$64,751	$78,724,516
U.S. Consumer Goods	2,055,807	—	1,597,881	11,893,780	—	15,547,468
U.S. Consumer Services	9,094,384	—	3,693,668	6,983,187	1,146,492	20,917,731
U.S. Financials	1,860,180	2,428,708	50,933,047	52,510,524	—	107,732,459
U.S. Industrials	4,016,935	—	276,129	9,045,831	—	13,338,895
U.S. Financial Services	10,243,129	1,046,051	40,231,342	41,743,037	6,373,191	99,636,750
MSCI KLD 400 Social	—	—	—	2,143,183	374,960	2,518,143
MSCI USA ESG Select	—	—	—	8,638,841	74,125	8,712,966
Cohen & Steers REIT	6,620,253	—	195,808,359	96,413,332	—	298,841,944

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2015, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Consumer Goods	$1,622,649
U.S. Financials	1,480,734
MSCI KLD 400 Social	1,618,611
MSCI USA ESG Select	1,051,116
Cohen & Steers REIT	23,372,210

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Basic Materials	$602,358,845	$9,968,216	$(110,930,966)	$(100,962,750)
U.S. Consumer Goods	755,748,315	54,575,560	(15,804,785)	38,770,775
U.S. Consumer Services	991,741,505	108,407,858	(18,276,236)	90,131,622
U.S. Financials	1,257,148,643	10,953,966	(72,697,343)	(61,743,377)
U.S. Industrials	982,590,491	29,425,250	(64,589,606)	(35,164,356)
U.S. Financial Services	520,373,939	74,950,388	(29,088,442)	45,861,946
U.S. Real Estate	5,754,056,056	23,765,070	(528,393,245)	(504,628,175)
MSCI KLD 400 Social	362,884,446	86,812,353	(7,133,219)	79,679,134
MSCI USA ESG Select	264,681,299	70,649,461	(3,238,598)	67,410,863
Cohen & Steers REIT	3,246,808,025	484,397,630	(166,631,412)	317,766,218

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	LEGAL PROCEEDINGS

On January 18, 2013, a lawsuit was filed in the United States District Court for the Middle District of Tennessee by Laborers’ Local 265 Pension Fund and Plumbers and Pipefitters Local No. 572 Pension Fund (the “Plaintiffs”) against BFA, BTC, and the current members of the iShares Trust Board of Trustees and the Board of Directors of iShares, Inc. (collectively, “Defendants”) for alleged violations of, among other things, Sections 36(a) and 36(b) of the 1940 Act. The complaint purports to be brought derivatively on behalf of iShares Trust and iShares, Inc., as well as the following eight funds: iShares Russell Mid-Cap ETF; iShares MSCI EAFE ETF; iShares MSCI Emerging Markets ETF; iShares Russell 2000 Growth ETF; iShares Russell 2000 Value ETF; iShares Core S&P Mid-Cap ETF; iShares Core S&P Small-Cap ETF; and iShares U.S. Real Estate ETF. The complaint alleges, among other things, that BFA and BTC breached their fiduciary duties under the 1940 Act by charging allegedly excessive fees in connection with the provision of securities lending services to the above eight funds, that the individual defendants breached their fiduciary duties under the 1940 Act by approving those fee arrangements, and that the securities lending contracts are unenforceable under Section 47(b) of the 1940 Act. The Plaintiffs sought injunctive relief, rescission of the securities lending contracts, and monetary damages of an unspecified amount. The Defendants believe that the claims are without merit and intend to vigorously defend themselves against the allegations in the lawsuit. The Court dismissed the complaint with prejudice on October 24, 2013. The Plaintiffs filed a notice of appeal on November 8, 2013. On February 13, 2014, the Plaintiffs filed an appeal brief with the United States Court of Appeals for the Sixth Circuit (the “Sixth Circuit”). Oral argument of the Plaintiffs’ appeal was heard by the Sixth Circuit on July 30, 2014. On September 30, 2014, the Sixth Circuit affirmed the dismissal of the lawsuit. On December 29, 2014, the Plaintiffs filed a petition for a writ of certiorari asking the U.S. Supreme Court to hear their appeal of the Sixth Circuit’s ruling. On March 2, 2015, the U.S. Supreme Court denied the Plaintiffs’ petition, which concluded the lawsuit.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financials ETF, iShares U.S. Industrials ETF, iShares U.S. Financial Services ETF, iShares U.S. Real Estate ETF, iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF and iShares Cohen & Steers REIT ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2015 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
U.S. Basic Materials	100.00%
U.S. Consumer Goods	100.00
U.S. Consumer Services	100.00
U.S. Financials	82.78
U.S. Industrials	100.00

iShares ETF	Dividend- Received Deduction
U.S. Financial Services	100.00%
U.S. Real Estate	0.13
MSCI KLD 400 Social	100.00
MSCI USA ESG Select	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
U.S. Basic Materials	$15,125,157
U.S. Consumer Goods	13,473,156
U.S. Consumer Services	9,280,730
U.S. Financials	19,979,735
U.S. Industrials	19,030,644

iShares ETF	Qualified Dividend Income
U.S. Financial Services	$10,268,249
U.S. Real Estate	6,623,967
MSCI KLD 400 Social	6,991,424
MSCI USA ESG Select	5,219,868
Cohen & Steers REIT	3,175,250

Under Section 852(b)(3)(C) of the Code, the iShares U.S. Real Estate ETF designates $10,391,973 as long-term capital gain dividends for the fiscal year ended April 30, 2015.

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
U.S. Basic Materials	$1.490572	$—	$—	$1.490572	100%	—%	—%	100%
U.S. Financials	1.220354	—	0.091312	1.311666	93	—	7	100
U.S. Industrials	1.443580	—	—	1.443580	100	—	—	100
U.S. Financial Services	1.114317	—	—	1.114317	100	—	—	100
U.S. Real Estate	2.652875	—	0.050296	2.703171	98	—	2	100
MSCI KLD 400 Social	0.989714	—	0.009480	0.999194	99	—	1	100
MSCI USA ESG Select	1.053490	—	0.013780	1.067270	99	—	1	100
Cohen & Steers REIT	2.950687	—	—	2.950687	100	—	—	100

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Basic Materials ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	2	0.15

	1,319	100.00%

iShares U.S. Consumer Goods ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Consumer Services ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,315	99.69
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Financials ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,318	99.92%
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Industrials ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares U.S. Financial Services ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

iShares U.S. Real Estate ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,318	99.92%
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares MSCI KLD 400 Social ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI USA ESG Select ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,317	99.85

	1,319	100.00%

iShares Cohen & Steers REIT ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,318	99.92%
Less than –0.5%	1	0.08

	1,319	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares U.S Real Estate ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares U.S. Real Estate ETF in respect of BFA’s financial year ending December 31, 2014 was USD 1.03 million. This figure is comprised of fixed remuneration of USD 0.42 million and variable remuneration of USD 0.61 million. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares U.S. Real Estate ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 0.14 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.03 million.

SUPPLEMENTAL INFORMATION	99

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).

President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).

Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer, iShares Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer, BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	103

Notes:

104	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2014 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC, MSCI Inc. or Cohen & Steers Capital Management, Inc., nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-42-0415

APRIL 30, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares U.S. Aerospace & Defense ETF | ITA | NYSE Arca
➢	iShares U.S. Broker-Dealers ETF | IAI | NYSE Arca
➢	iShares U.S. Healthcare Providers ETF | IHF | NYSE Arca
➢	iShares U.S. Home Construction ETF | ITB | NYSE Arca
➢	iShares U.S. Insurance ETF | IAK | NYSE Arca
➢	iShares U.S. Medical Devices ETF | IHI | NYSE Arca
➢	iShares U.S. Oil & Gas Exploration & Production ETF | IEO | NYSE Arca
➢	iShares U.S. Oil Equipment & Services ETF | IEZ | NYSE Arca
➢	iShares U.S. Pharmaceuticals ETF | IHE | NYSE Arca
➢	iShares U.S. Regional Banks ETF | IAT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The broad U.S. equity indices posted returns of approximately 13% for the 12-month period ended April 30, 2015 (the “reporting period”). Despite increasing volatility, stocks advanced steadily throughout the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable backdrop for U.S. equity market performance.

During the first half of the reporting period, stocks benefited from improving economic conditions. The U.S. economy grew at a 4.6% annual rate in the second quarter of 2014 and a 5.0% annual rate in the third quarter (the fastest quarterly growth rate in 11 years), led by strong employment growth and rising consumer spending. The increase in economic activity motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015.

In contrast to the U.S., weaker economic growth in other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic growth. The resulting divergence in economic growth and central bank policy between the U.S. and the rest of the world led to a strengthening U.S. dollar. For the reporting period, the U.S. dollar appreciated by 24% against the euro, 17% against the Japanese yen, and 10% against the British pound.

Market volatility increased in the latter half of the reporting period. Investors worried about uncertain outcomes in a series of geopolitical conflicts, most notably in Ukraine and across the Middle East. Energy prices fell sharply in late 2014 and early 2015 amid growing supply — primarily from increased production in the U.S. — and declining global demand. Economic growth in the U.S. slowed as the stronger U.S. dollar made domestic goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. The U.S. economy grew at an annualized rate of 2.2% in the fourth quarter of 2014, and contracted at an annualized rate of 0.70% in the first quarter of 2015.

For the reporting period, large- and mid-capitalization stocks generated the best returns, while small-capitalization stocks lagged. Meanwhile, growth stocks outperformed value stocks across all market capitalizations.

From a sector perspective, healthcare stocks posted the best returns for the reporting period. The healthcare sector has traditionally been a relatively defensive segment of the market, which made it an attractive safe haven during the volatility over the last half of the reporting period. However, healthcare stocks also benefited from strong growth thanks to an aging population, a boom in new biopharmaceutical medications, and increased medical visits resulting from the Affordable Care Act. Other top-performing sectors included information technology and consumer discretionary, both of which were beneficiaries of the ongoing economic recovery.

On the downside, the energy sector was the worst performer, posting a negative return for the reporting period. Plunging energy prices, including a decline of approximately 40% in the price of oil, put downward pressure on earnings for energy companies. Declining energy and commodity prices also weighed on the utilities and materials sectors, which were among the weaker-performing sectors during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® U.S. AEROSPACE & DEFENSE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.28%	12.27%	12.76%	12.28%	12.27%	12.76%
5 Years	16.94%	16.93%	17.39%	118.66%	118.59%	122.92%
Since Inception	11.37%	11.36%	11.85%	163.52%	163.47%	173.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,087.60	$2.23	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. AEROSPACE & DEFENSE ETF

The iShares U.S. Aerospace & Defense ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the aerospace and defense sector, as represented by the Dow Jones U.S. Select Aerospace & DefenseTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 12.28%, net of fees, while the total return for the Index was 12.76%.

U.S. aerospace and defense stocks, as represented by the Index, delivered solid returns during the reporting period, performing in line with broader equity markets.

The Index benefited from growth in the aerospace industry, as air travel continued to experience solid growth during the reporting period. Global demand for passenger airline travel expanded for the calendar year of 2014, exceeding the 10-year average growth rate and the annual growth rate experienced in 2013. As demand for passenger travel grew, so did the demand for aircraft, as airlines sought to increase their capacity. For the calendar year of 2014, the two largest aircraft manufacturers received orders for more than 2,500 aircraft — nearly matching the levels experienced in the historically peak years of 2007 and 2013. Increasing backorder levels in 2014 among aircraft manufacturers reflected the industry’s strong demand.

The defense portion of the Index continued to face reduced defense spending in the U.S. due to the defense spending reduction mandated in the 2011 Budget Control Act. In the calendar year of 2014, the U.S. government cut military spending by 6.5% to $610 billion. Globally, however, defense spending levels grew by 1.7% in the calendar year of 2014, as defense spending increased in Saudi Arabia, China, and Russia, due in part to regional conflicts. Many defense-related companies addressed the decline in contract volume from the U.S. government through cost-cutting measures, stock buybacks, and earnings from other business channels.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Aerospace & Defense	94.13%
Leisure Products	2.27
Industrial Machinery	1.58
Airport Services	1.11
IT Consulting & Other Services	0.91

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

United Technologies Corp.	8.21%
Boeing Co. (The)	8.14
Lockheed Martin Corp.	6.17
General Dynamics Corp.	6.09
Raytheon Co.	5.18
Northrop Grumman Corp.	5.05
Precision Castparts Corp.	4.99
Rockwell Collins Inc.	3.65
Textron Inc.	3.48
TransDigm Group Inc.	3.18

TOTAL	54.14%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® U.S. BROKER-DEALERS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.68%	14.76%	15.19%	14.68%	14.76%	15.19%
5 Years	9.50%	9.50%	9.77%	57.40%	57.42%	59.37%
Since Inception	(0.13)%	(0.13)%	0.13%	(1.21)%	(1.16)%	1.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,062.60	$2.20	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. BROKER-DEALERS ETF

The iShares U.S. Broker-Dealers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the investment services sector, as represented by the Dow Jones U.S. Select Investment ServicesTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 14.68%, net of fees, while the total return for the Index was 15.19%.

U.S. broker-dealer stocks, as represented by the Index, delivered sound returns during the reporting period, outperforming broader equity markets.

Investment banks and brokerage companies, the largest weighting at an average of 71% of the Index, logged solid gains for the reporting period. Sales growth of higher commission products, including variable annuities and non-traded real estate investment trusts (“REITs”), slowed during the reporting period. Variable annuity sales, which tend to be sensitive to interest rates, waned as the yield on 10-year Treasury notes declined. At the same time, concern regarding the potential for rising interest rates weighed on non-traded REIT sales. For the first quarter of 2015, total equity raised for non-traded REITs was only 22% of the amount raised in the first quarter of 2014.

The muted growth in commissions was offset by a more substantial rise in fees. For the calendar year of 2014, commission revenue rose only 5%, while average revenue from fee-based products and services climbed 25% for the 25 largest independent broker-dealers. New regulations caused concern for broker-dealers during the reporting period, as the U.S. Department of Labor proposed rules defining fiduciary investment advice, which might affect the way broker-dealers work with small retirement plans and individual retirement accounts.

Diversified financial services stocks with broker-dealer business accounted for an average of 29% of the Index during the reporting period. Companies in this group collectively delivered a strong contribution to the Index’s performance. A large volume of initial public offerings (“IPO”) and financial market activity helped gains for the industry group, although IPO activity slowed in the final months of the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Investment Banking & Brokerage	74.13%
Specialized Finance	25.87

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Goldman Sachs Group Inc. (The)	9.86%
Morgan Stanley	9.01
Charles Schwab Corp. (The)	7.46
CME Group Inc./IL	6.80
Intercontinental Exchange Inc.	6.73
E*TRADE Financial Corp.	5.14
TD Ameritrade Holding Corp.	5.12
Raymond James Financial Inc.	4.67
NASDAQ OMX Group Inc. (The)	4.47
CBOE Holdings Inc.	4.04

TOTAL	63.30%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	35.85%	35.83%	36.42%	35.85%	35.83%	36.42%
5 Years	21.16%	21.16%	21.57%	161.14%	161.05%	165.55%
Since Inception	11.56%	11.56%	12.02%	167.62%	167.58%	177.57%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,132.80	$2.27	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

The iShares U.S. Healthcare Providers ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare providers sector, as represented by the Dow Jones U.S. Select Health Care ProvidersTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 35.85%, net of fees, while the total return for the Index was 36.42%.

U.S. healthcare providers, as represented by the Index, posted robust gains during the reporting period, strongly outpacing both the broader U.S. stock market and the healthcare sector’s strong return. The healthcare sector, which tends to be less sensitive to the economy, was a relative safe haven during periods of market volatility, as well as a source of growth in an evolving industry. Healthcare providers’ gains during the reporting period were largely fueled by the Affordable Care Act, which had the dual effect of increasing demand for health care services and reducing the number of uninsured patients.

Since the inception of the Affordable Care Act five years ago, an additional 16 million people have health insurance through Medicaid expansion, subsidized private coverage, or employer-sponsored insurance. The large increase in the number of people with insurance coverage meant a substantial increase in demand for healthcare, including the services of healthcare providers. The healthcare needs of the aging U.S. population also supported the growth in the industry.

The Affordable Care Act also reduced uncompensated care levels. Beginning in 2014, the health insurance components of the Act, particularly provisions for Medicaid expenses, sliced the financial burden of providing care for uninsured patients. The resulting reduction in costs provided a boost to revenue growth and earnings for the hospital sector. Improving employment figures during the reporting period contributed to a more favorable mix of insured patients, as employer-based coverage rose.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Managed Health Care	45.68%
Health Care Services	28.22
Health Care Facilities	21.92
Health Care Technology	1.48
Life Sciences Tools & Services	1.28
Other**	1.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

UnitedHealth Group Inc.	13.61%
Express Scripts Holding Co.	9.69
Anthem Inc.	7.09
Aetna Inc.	6.81
Cigna Corp.	6.06
Humana Inc.	5.05
HCA Holdings Inc.	4.62
DaVita HealthCare Partners Inc.	3.40
Laboratory Corp. of America Holdings	3.02
Universal Health Services Inc. Class B	2.82

TOTAL	62.17%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® U.S. HOME CONSTRUCTION ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.28%	11.28%	11.76%	11.28%	11.28%	11.76%
5 Years	11.83%	11.79%	12.31%	74.87%	74.59%	78.67%
Since Inception	(6.16)%	(6.16)%	(5.38)%	(43.60)%	(43.58)%	(39.19)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,079.00	$2.22	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. HOME CONSTRUCTION ETF

The iShares U.S. Home Construction ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the home construction sector, as represented by the Dow Jones U.S. Select Home ConstructionTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 11.28%, net of fees, while the total return for the Index was 11.76%.

U.S. home construction stocks, as represented by the Index, produced a solid gain during the reporting period, reflecting sustained growth in the U.S. economy and the broader stock market, as well as an ongoing rise in housing starts.

Demand for housing in the United States continued to increase during the reporting period. Rising household formations, new job creation, and still-low interest rates helped stir housing demand, even amid growing consumer concerns about potential increases in interest rates and the rising prices of homes.

Housing starts in 2014 rose to their highest level since 2007, which reflected a milestone for absorbing the persistent, oversupply of homes since the financial crisis. New construction slowed during early 2015 due to a harsh winter in some regions, but construction was expected to pick up again during the warmer weather and as economic conditions in the United States continued to improve.
Within the homebuilding segment of the Index, its single largest component, stocks logged a solid, single-digit gain, as the recovery in housing starts translated to improved earnings for many large homebuilders. Rising new home construction also drove up sales of home furnishings, and stocks in that industry experienced strong performance during the reporting period. Stocks of home improvement retailers and building products manufacturers also posted substantial gains during the reporting period, as repair and remodeling of existing homes and new home construction began to gain momentum.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Homebuilding	64.85%
Building Products	13.70
Home Improvement Retail	8.72
Home Furnishings	4.61
Trading Companies & Distributors	2.68
Specialty Chemicals	2.61
Construction Materials	1.58
Forest Products	1.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

DR Horton Inc.	10.77%
Lennar Corp. Class A	10.43
PulteGroup Inc.	8.43
Toll Brothers Inc.	7.68
NVR Inc.	7.07
Home Depot Inc. (The)	4.38
Lowe’s Companies Inc.	3.50
TRI Pointe Homes Inc.	3.34
Ryland Group Inc. (The)	3.07
Meritage Homes Corp.	2.66

TOTAL	61.33%

* Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® U.S. INSURANCE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.67%	7.65%	8.11%	7.67%	7.65%	8.11%
5 Years	11.84%	11.83%	12.37%	74.94%	74.87%	79.14%
Since Inception	1.48%	1.48%	1.94%	14.18%	14.13%	18.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,015.20	$2.15	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. INSURANCE ETF

The iShares U.S. Insurance ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the insurance sector, as represented by the Dow Jones U.S. Select InsuranceTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 7.67%, net of fees, while the total return for the Index was 8.11%.

U.S. insurance stocks, as represented by the Index, delivered positive returns during the reporting period, but lagged the performance of broader equity markets.

Economic conditions improved during the first half of the reporting period, raising the possibility of higher interest rates. The Fed ended its quantitative easing program in October 2014, and, in March 2015 altered its language regarding the possibility of raising the federal funds rate. For the reporting period, though, interest rates remained at historic lows, creating a headwind for insurance companies.

During the reporting period, property and casualty insurance companies were the most significant contributors to Index gains. In order to counter the tepid investment returns in a low-yield environment, property and casualty insurers improved underwriting performance. The industry logged its second consecutive year of profitable underwriting results in the calendar year of 2014. For the calendar year, net premiums written increased 4.4% compared with the prior year. Following an unusually low level of catastrophic and non-catastrophic weather-related claims in 2013, the industry returned to a more normal level of claims in 2014.

Life and health insurance companies posted positive results. The low interest rate environment also posed challenges for the industry group, as the low yields of fixed annuities and universal life products were less attractive to buyers. Countering these challenges, life insurance companies increased net income in several ways, including cutting underwriting expenses, raising premiums modestly, and designing new products. Additionally, the industry’s statutory capital level improved markedly during the reporting period, supported by steady retained earnings and effective capital management.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Property & Casualty Insurance	40.72%
Life & Health Insurance	31.40
Multi-line Insurance	22.44
Insurance Brokers	2.23
Other Diversified Financial Services	1.78
Reinsurance	1.43

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

American International Group Inc.	12.38%
MetLife Inc.	9.37
Prudential Financial Inc.	6.24
ACE Ltd.	5.91
Travelers Companies Inc. (The)	5.50
Allstate Corp. (The)	4.97
Aflac Inc.	4.76
Chubb Corp. (The)	3.95
Hartford Financial Services Group Inc. (The)	3.05
Lincoln National Corp.	2.61

TOTAL	58.74%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® U.S. MEDICAL DEVICES ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.75%	23.80%	24.30%	23.75%	23.80%	24.30%
5 Years	14.78%	14.77%	15.25%	99.19%	99.17%	103.34%
Since Inception	10.32%	10.32%	10.84%	142.01%	142.03%	152.51%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,091.60	$2.23	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. MEDICAL DEVICES ETF

The iShares U.S. Medical Devices ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the medical devices sector, as represented by the Dow Jones U.S. Select Medical EquipmentTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 23.75%, net of fees, while the total return for the Index was 24.30%.

U.S. medical equipment stocks, as represented by the Index, posted strong gains during the reporting period. Medical equipment stocks outpaced both the broad U.S. stock market and the strong performance of the healthcare sector. The healthcare sector, which tends to be less sensitive to the economy, was a relative safe haven during periods of market volatility, as well as a source of growth in an evolving industry.

The healthcare equipment group delivered strong gains, supported in part by the Affordable Care Act, which increased the availability of healthcare for many Americans. An aging population helped drive up demand for medical devices, as this population segment typically has a higher need for healthcare products. Growing economies outside of the U.S. also were contributors for growth as U.S. medical equipment manufacturers sought opportunities in emerging markets.

Merger and acquisition activity and initial public offering (“IPO”) activity surged in the reporting period, as investor interest in life sciences carried over into the medical device field. A large number of medical device IPOs and several mergers and acquisitions in the industry reflected investors’ high level of interest in the device industry.

Countering those positives, medical device companies faced the headwind of an excise tax on medical device sales under the Affordable Care Act. During the reporting period, many companies sought to have the tax repealed.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Health Care Equipment	86.68%
Life Sciences Tools & Services	12.38
Other**	0.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Medtronic PLC	13.81%
Abbott Laboratories	10.18
Thermo Fisher Scientific Inc.	7.85
Baxter International Inc.	6.38
Becton Dickinson and Co.	5.31
Stryker Corp.	5.08
Boston Scientific Corp.	4.60
St. Jude Medical Inc.	3.98
Zimmer Holdings Inc.	3.72
Intuitive Surgical Inc.	3.70

TOTAL	64.61%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(11.80)%	(11.80)%	(11.52)%	(11.80)%	(11.80)%	(11.52)%
5 Years	7.68%	7.69%	8.11%	44.78%	44.83%	47.70%
Since Inception	5.64%	5.64%	6.07%	63.84%	63.86%	69.92%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$978.50	$2.11	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

The iShares U.S. Oil & Gas Exploration & Production ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil and gas exploration and production sector, as represented by the Dow Jones U.S. Select Oil Exploration & ProductionTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was -11.80%, net of fees, while the total return for the Index was -11.52%.

As represented by the Index, U.S. oil and gas exploration and production stocks declined during the reporting period. Energy-related commodity prices and energy stocks plummeted in the latter half of 2014, followed by a strong rally in early 2015.

Record-breaking oil and gas production in the United States and elevated production from the Organization of Petroleum Exporting Countries (OPEC) led to a global supply glut for oil and gas during the reporting period. Energy demand was constrained by modest global growth and increasing energy efficiency. In currency markets, the U.S. dollar appreciated significantly against most foreign currencies during the reporting period. The global energy market is priced with the U.S. dollar, so a rising U.S. dollar tends to lower energy prices. In early 2015, energy stocks rebounded with a declining U.S. dollar, a reduction in the number of oil rigs, and anticipation of improving industry dynamics.

The Index declined as energy companies cut capital expenditures and payrolls, attempting to preserve earnings and curtail supply. The reduction in business activity fell hardest on drillers and equipment and services industries, as these companies tend to rely heavily on energy capital spending. By contrast, the oil and gas exploration and production industry held its value somewhat during the market downturn, as the refining and sales business segments tend to deliver steadier revenue to counter the volatility of exploration revenue. Nevertheless, the sharp decline in energy prices hurt all oil and gas industries during the reporting period, including the exploration and production stocks in the Index.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Oil & Gas Exploration & Production	76.01%
Oil & Gas Refining & Marketing	20.54
Oil & Gas Storage & Transportation	3.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

ConocoPhillips	13.17%
EOG Resources Inc.	8.55
Anadarko Petroleum Corp.	7.51
Phillips 66	6.79
Valero Energy Corp.	4.62
Marathon Petroleum Corp.	4.24
Devon Energy Corp.	4.15
Apache Corp.	4.06
Pioneer Natural Resources Co.	4.05
Marathon Oil Corp.	3.31

TOTAL	60.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® U.S. OIL EQUIPMENT & SERVICES ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(22.07)%	(22.09)%	(21.97)%	(22.07)%	(22.09)%	(21.97)%
5 Years	3.65%	3.65%	4.02%	19.63%	19.60%	21.79%
Since Inception	1.26%	1.26%	1.59%	11.94%	11.96%	15.26%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$903.10	$2.03	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. OIL EQUIPMENT & SERVICES ETF

The iShares U.S. Oil Equipment & Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the oil equipment and services sector, as represented by the Dow Jones U.S. Select Oil Equipment & ServicesTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was -22.07%, net of fees, while the total return for the Index was -21.97%.

As represented by the Index, U.S. oil equipment and services stocks declined during the reporting period, lagging the broader energy sector. Energy-related commodity prices and energy stocks plummeted in the latter half of 2014, followed by a strong rally in early 2015.

Record-breaking oil and gas production in the United States and elevated production from the Organization of Petroleum Exporting Countries (OPEC) led to a global supply glut for oil and gas. Energy demand was constrained by modest global growth and increasing energy efficiency.

In currency markets, the U.S. dollar appreciated significantly against most foreign currencies during the reporting period. The global energy market is priced with the U.S. dollar, so a rising U.S. dollar tends to lower energy prices. In early 2015, energy stocks rebounded with a declining U.S. dollar, a reduction in the number of oil rigs, and anticipation of improving industry dynamics.

The oil and gas equipment and services industry accounted for approximately 79% of the Index on average, while oil and gas drilling stocks made up approximately 19% of the Index. Both of these industries tend to have greater sensitivity to changes in energy prices. As a result, both industries declined sharply, as energy companies cut capital expenditures and payrolls, attempting to preserve earnings and curtail supply. The reduction in business activity fell hardest on the drillers, as the total number of U.S. oil rigs fell from approximately 1,500 to 800 from the beginning to the end of the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Oil & Gas Equipment & Services	80.17%
Oil & Gas Drilling	19.07
Industrial Machinery	0.76

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Schlumberger Ltd.	20.67%
Halliburton Co.	9.65
Baker Hughes Inc.	7.50
National Oilwell Varco Inc.	6.01
Weatherford International PLC	3.77
Cameron International Corp.	3.65
FMC Technologies Inc.	3.50
Helmerich & Payne Inc.	3.06
Transocean Ltd.	2.58
Ensco PLC Class A	2.52

TOTAL	62.91%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® U.S. PHARMACEUTICALS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	31.58%	31.54%	31.60%	31.58%	31.54%	31.60%
5 Years	25.08%	25.08%	25.53%	206.18%	206.19%	211.65%
Since Inception	16.04%	16.03%	16.53%	281.38%	281.32%	295.93%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,155.50	$2.30	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. PHARMACEUTICALS ETF

The iShares U.S. Pharmaceuticals ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the pharmaceuticals sector, as represented by the Dow Jones U.S. Select PharmaceuticalsTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 31.58%, net of fees, while the total return for the Index was 31.60%.

U.S. pharmaceuticals stocks, as represented by the Index, posted robust gains during the reporting period, strongly outpacing both the broad U.S. stock market and the strong performance of the healthcare sector. The healthcare sector, which tends to be less sensitive to the economy, was a relative safe haven during periods of market volatility, as well as a source of growth in an evolving industry.

Within the pharmaceuticals industry, innovation and acquisition continued at a strong pace during the reporting period, reflecting the high level of investment activity in the industry. Biotechnology companies successfully pursued innovative and promising advances in medical science during the reporting period, introducing record numbers of new drugs. For the calendar year of 2014, the U.S. Food and Drug Administration approved 44 new biological drugs — the most since the industry’s previous record in 1996.

Amid the surge in innovation, large pharmaceuticals companies continued to search for the next blockbuster drugs to supplement their portfolios of older pharmaceuticals facing loss of patent protection. As a result, merger and acquisition levels soared. Announced merger and acquisition transactions targeting biotechnology and pharmaceutical companies topped $75 billion in the first quarter of 2015.

Pricing flexibility also benefited growth, as new and innovative products could be upgraded to reflect innovation. Many pharmaceutical companies were able to price their products at a premium due to their innovations or lack of competition from other companies’ treatments.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Pharmaceuticals	88.06%
Biotechnology	11.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Johnson & Johnson	9.96%
Pfizer Inc.	8.93
Merck & Co. Inc.	8.50
Actavis PLC	6.75
Bristol-Myers Squibb Co.	6.67
Eli Lilly & Co.	5.99
Mylan NV	4.99
Perrigo Co. PLC	4.30
Zoetis Inc.	3.67
Hospira Inc.	3.25

TOTAL	63.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® U.S. REGIONAL BANKS ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.44%	7.54%	7.94%	7.44%	7.54%	7.94%
5 Years	7.61%	7.60%	8.10%	44.32%	44.25%	47.64%
Since Inception	(1.55)%	(1.54)%	(1.15)%	(13.08)%	(13.07)%	(9.92)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/06. The first day of secondary market trading was 5/5/06.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,038.20	$2.17	$1,000.00	$1,022.70	$2.16	0.43%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® U.S. REGIONAL BANKS ETF

The iShares U.S. Regional Banks ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the regional banks sector, as represented by the Dow Jones U.S. Select Regional BanksTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 7.44%, net of fees, while the total return for the Index was 7.94%.

U.S. regional bank stocks, as represented by the Index, delivered positive returns during the reporting period, but trailed the performance of broader equity markets.

Economic conditions improved during the first half of the reporting period. The Fed ended its quantitative easing program in October 2014 and indicated its intent to raise short-term interest rates in 2015. The expectation of higher interest rates had a negative influence on the Index’s performance during the reporting period, as investors anticipated a higher cost of capital for banks.

Regional banks are lenders that conduct deposit and lending activity with individuals and small businesses, borrowing deposits at lower short-term interest rates and lending money at higher, long-term rates. As such, fluctuations in interest rates typically have a substantial effect on profitability. The difference in yield between short-term rates and long-term rates is known as net interest margin. During the reporting period, longer-term Treasury yields declined while the Fed held short-term interest rates steady. The resulting flattening yield curve constrained net interest margin for regional banks. For some banks, plunging oil prices have also had a detrimental effect, as banks with energy-related loans were deemed risky to some investors.

Conversely, regional banks benefited in part from an improvement in consumer and business balance sheets, which allowed banks to reduce their loan loss reserves. Loan growth also improved during the reporting period, particularly among commercial and industrial loans, as well as commercial real estate loans.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Regional Banks	74.36%
Diversified Banks	21.53
Thrifts & Mortgage Finance	4.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

U.S. Bancorp/MN	19.34%
PNC Financial Services Group Inc. (The)	12.16
BB&T Corp.	7.06
SunTrust Banks Inc.	5.59
Fifth Third Bancorp	4.20
M&T Bank Corp.	4.09
Regions Financial Corp.	3.40
KeyCorp	3.19
Huntington Bancshares Inc./OH	2.28
Comerica Inc.	2.19

TOTAL	63.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. AEROSPACE & DEFENSE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 94.05%
AAR Corp.	209,413	$6,332,649
Aerojet Rocketdyne Holdings Inc.	331,775	6,522,697
Aerovironment Inc.[a,b]	180,868	4,630,221
Astronics Corp.[b]	99,052	6,667,190
B/E Aerospace Inc.	230,716	13,794,510
Boeing Co. (The)	310,292	44,477,255
Cubic Corp.	128,262	6,359,230
Curtiss-Wright Corp.	149,250	10,904,205
DigitalGlobe Inc.[a,b]	264,041	8,494,199
Engility Holdings Inc.	150,138	4,184,346
Esterline Technologies Corp.[a,b]	98,119	10,919,664
Exelis Inc.	504,712	12,375,538
General Dynamics Corp.	242,301	33,272,773
HEICO Corp.	178,502	9,967,552
Hexcel Corp.	254,118	12,744,018
Huntington Ingalls Industries Inc.	103,307	13,594,168
KLX Inc.[a,b]	212,198	8,893,218
L-3 Communications Holdings Inc.	138,668	15,934,340
Lockheed Martin Corp.	180,506	33,682,420
Moog Inc. Class Ab	135,576	9,474,051
Northrop Grumman Corp.	178,952	27,565,766
Orbital ATK Inc.	161,117	11,787,320
Precision Castparts Corp.	131,812	27,244,222
Raytheon Co.	272,123	28,300,792
Rockwell Collins Inc.	204,870	19,939,997
Spirit AeroSystems Holdings Inc. Class Ab	281,064	14,303,347
TASER International Inc.[a,b]	300,344	9,067,385
Teledyne Technologies Inc.[a,b]	108,534	11,392,814
Textron Inc.	431,730	18,987,485
TransDigm Group Inc.	81,976	17,389,569
Triumph Group Inc.	170,485	10,099,531
United Technologies Corp.	394,187	44,838,771

		514,141,243
AIRPORT SERVICES — 1.10%
Wesco Aircraft Holdings Inc.[a,b]	384,316	6,026,075

		6,026,075
INDUSTRIAL MACHINERY — 1.58%
RBC Bearings Inc.	118,399	8,641,943

		8,641,943

Security	Shares	Value
IT CONSULTING & OTHER SERVICES — 0.91%
ManTech International Corp./VA Class A	170,392	$4,980,558

		4,980,558
LEISURE PRODUCTS — 2.27%
Smith & Wesson Holding Corp.[b]	398,495	5,923,628
Sturm Ruger & Co. Inc.	118,118	6,474,048

		12,397,676

TOTAL COMMON STOCKS
(Cost: $512,444,660)		546,187,495

SHORT-TERM INVESTMENTS — 3.11%

MONEY MARKET FUNDS — 3.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	15,614,067	15,614,067
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	877,128	877,128
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	505,464	505,464

		16,996,659

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,996,659)		16,996,659

TOTAL INVESTMENTS IN SECURITIES — 103.02%
(Cost: $529,441,319)		563,184,154
Other Assets, Less Liabilities — (3.02)%		(16,482,279)

NET ASSETS — 100.00%		$546,701,875

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® U.S. BROKER-DEALERS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.93%

INVESTMENT BANKING & BROKERAGE — 74.08%
BGC Partners Inc. Class A	1,062,447	$10,661,656
Charles Schwab Corp. (The)	726,423	22,155,902
Cowen Group Inc. Class Aa	1,319,744	7,377,369
E*TRADE Financial Corp.[a]	530,275	15,266,617
Evercore Partners Inc. Class A	192,764	9,298,935
Goldman Sachs Group Inc. (The)	149,101	29,286,418
Greenhill & Co. Inc.	210,394	8,321,083
Interactive Brokers Group Inc. Class A	294,003	9,981,402
Investment Technology Group Inc.[a]	325,121	9,262,697
KCG Holdings Inc. Class Aa,b	654,316	8,401,418
LPL Financial Holdings Inc.	254,184	10,286,827
Morgan Stanley	717,301	26,762,500
Piper Jaffray Companies[a]	149,556	7,545,100
Raymond James Financial Inc.	245,314	13,867,600
RCS Capital Corp. Class Ab	600,300	5,156,577
Stifel Financial Corp.[a]	214,490	11,333,652
TD Ameritrade Holding Corp.	419,688	15,213,690

		220,179,443
SPECIALIZED FINANCE — 25.85%
CBOE Holdings Inc.	213,370	12,006,330
CME Group Inc./IL	222,067	20,188,111
Intercontinental Exchange Inc.	89,041	19,992,375
MarketAxess Holdings Inc.	132,668	11,389,548
NASDAQ OMX Group Inc. (The)	272,606	13,256,830

		76,833,194

TOTAL COMMON STOCKS
(Cost: $271,200,240)		297,012,637

SHORT-TERM INVESTMENTS — 1.40%

MONEY MARKET FUNDS — 1.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	3,816,606	3,816,606
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	214,400	214,400
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	127,983	127,983

		4,158,989

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,158,989)		4,158,989

Value
TOTAL INVESTMENTS IN SECURITIES — 101.33%
(Cost: $275,359,229)	$301,171,626
Other Assets, Less Liabilities — (1.33)%	(3,950,022)

NET ASSETS — 100.00%	$297,221,604

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.96%

DIVERSIFIED SUPPORT SERVICES — 0.91%
Healthcare Services Group Inc.	246,931	$7,474,601

		7,474,601
HEALTH CARE SERVICES — 28.21%
Air Methods Corp.[a]	135,918	6,211,453
Amedisys Inc.[a]	155,383	4,321,201
Bio-Reference Laboratories Inc.[a,b]	118,659	3,929,986
BioScrip Inc.[a,b]	452,132	2,125,020
CorVel Corp.[a]	57,100	2,040,754
DaVita HealthCare Partners Inc.[a]	344,589	27,946,168
Envision Healthcare Holdings Inc.[a]	457,252	17,357,286
Express Scripts Holding Co.[a]	922,627	79,714,973
Healthways Inc.[a,b]	173,591	3,020,483
IPC Healthcare Inc.[a,b]	84,500	4,133,740
Laboratory Corp. of America Holdings[a,b]	207,779	24,842,057
MEDNAX Inc.[a,b]	237,437	16,805,791
Premier Inc.[a,b]	128,300	4,862,570
Quest Diagnostics Inc.	315,062	22,501,728
Team Health Holdings Inc.[a]	207,805	12,378,944

		232,192,154
HEALTH CARE DISTRIBUTORS — 0.51%
PharMerica Corp.[a]	145,814	4,179,029

		4,179,029
HEALTH CARE FACILITIES — 21.91%
Acadia Healthcare Co. Inc.[a,b]	154,184	10,561,604
AmSurg Corp.[a,b]	153,329	9,616,795
Brookdale Senior Living Inc.[a]	452,588	16,397,263
Capital Senior Living Corp.[a]	138,706	3,629,936
Community Health Systems Inc.[a,b]	304,412	16,340,836
Ensign Group Inc. (The)	102,486	4,315,686
Hanger Inc.[a,b]	164,486	3,674,617
HCA Holdings Inc.[a]	513,906	38,034,183
HealthSouth Corp.	262,168	11,855,237
Kindred Healthcare Inc.	319,134	7,324,125
LifePoint Hospitals Inc.[a]	137,785	10,317,341
National Healthcare Corp.	47,572	3,011,308
Select Medical Holdings Corp.	404,556	5,886,290
Tenet Healthcare Corp.[a]	273,715	13,100,000
U.S. Physical Therapy Inc.	66,146	3,119,445
Universal Health Services Inc. Class B	198,117	23,169,783

		180,354,449

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 1.48%
HealthStream Inc.[a]	115,653	$3,346,998
HMS Holdings Corp.[a]	350,318	5,958,909
Inovalon Holdings Inc.[a,b]	114,387	2,888,272

		12,194,179
LIFE SCIENCES TOOLS & SERVICES — 1.27%
PAREXEL International Corp.[a,b]	165,019	10,491,083

		10,491,083
MANAGED HEALTH CARE — 45.67%
Aetna Inc.	524,134	56,014,201
Anthem Inc.	386,585	58,347,274
Centene Corp.[a,b]	284,492	17,635,659
Cigna Corp.	400,055	49,862,855
Health Net Inc./CAa	218,494	11,503,709
Humana Inc.	250,750	41,524,200
Magellan Health Inc.[a]	101,230	6,407,859
Molina Healthcare Inc.[a,b]	118,506	7,019,110
Triple-S Management Corp. Class Ba,b	137,996	2,583,285
UnitedHealth Group Inc.	1,005,335	111,994,319
Universal American Corp./NYa	292,559	2,922,665
WellCare Health Plans Inc.[a]	129,249	10,007,750

		375,822,886

TOTAL COMMON STOCKS
(Cost: $674,073,919)		822,708,381

SHORT-TERM INVESTMENTS — 2.88%

MONEY MARKET FUNDS — 2.88%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	21,898,414	21,898,414
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,230,155	1,230,155
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	558,953	558,953

		23,687,522

TOTAL SHORT-TERM INVESTMENTS
(Cost: $23,687,522)		23,687,522

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® U.S. HEALTHCARE PROVIDERS ETF

April 30, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 102.84%
(Cost: $697,761,441)	$846,395,903
Other Assets, Less Liabilities — (2.84)%	(23,403,902)

NET ASSETS — 100.00%	$822,992,001

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. HOME CONSTRUCTION ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.89%

BUILDING PRODUCTS — 13.69%
Fortune Brands Home & Security Inc.	826,542	$36,863,773
Lennox International Inc.	300,416	31,832,079
Masco Corp.	1,539,817	40,789,752
Masonite International Corp.[a,b]	348,703	23,084,139
Owens Corning	825,055	31,896,626
Quanex Building Products Corp.	962,908	18,584,125
Simpson Manufacturing Co. Inc.	652,724	21,396,293
Trex Co. Inc.[a,b]	475,355	22,303,657
Universal Forest Products Inc.	408,150	22,578,858
USG Corp.[a,b]	980,443	26,020,957

		275,350,259
CONSTRUCTION MATERIALS — 1.58%
Eagle Materials Inc.	380,094	31,696,039

		31,696,039
FOREST PRODUCTS — 1.24%
Louisiana-Pacific Corp.[a]	1,643,246	25,043,069

		25,043,069
HOME FURNISHINGS — 4.61%
Ethan Allen Interiors Inc.[b]	695,251	16,838,979
Leggett & Platt Inc.	810,269	34,412,124
Mohawk Industries Inc.[a,b]	239,136	41,490,096

		92,741,199
HOME IMPROVEMENT RETAIL — 8.71%
Home Depot Inc. (The)	823,508	88,098,886
Lowe’s Companies Inc.	1,020,555	70,275,417
Lumber Liquidators Holdings Inc.[a,b]	610,428	16,780,666

		175,154,969
HOMEBUILDING — 64.78%
Beazer Homes USA Inc.[a,b]	1,120,375	19,617,766
Cavco Industries Inc.[a,b]	327,978	21,505,518
DR Horton Inc.	8,517,250	216,338,150
Hovnanian Enterprises Inc. Class Aa,b	5,249,869	16,379,591
KB Home	3,184,519	46,143,680
Lennar Corp. Class A	4,576,083	209,584,601
M/I Homes Inc.[a,b]	978,552	22,076,133
MDC Holdings Inc.	1,406,564	37,752,178
Meritage Homes Corp.[a,b]	1,250,070	53,465,494
NVR Inc.[a,b]	107,079	142,039,223

Security	Shares	Value
PulteGroup Inc.	8,775,976	$169,376,337
Ryland Group Inc. (The)	1,498,435	61,765,491
Standard Pacific Corp.[a,b]	5,144,783	41,672,742
Taylor Morrison Home Corp. Class Aa,b	1,286,284	23,821,980
Toll Brothers Inc.[a,b]	4,340,159	154,249,251
TRI Pointe Homes Inc.[a,b]	4,701,412	67,136,163

		1,302,924,298
SPECIALTY CHEMICALS — 2.60%
Sherwin-Williams Co. (The)	188,369	52,366,582

		52,366,582
TRADING COMPANIES & DISTRIBUTORS — 2.68%
Beacon Roofing Supply Inc.[a,b]	809,039	24,044,639
Watsco Inc.	248,785	29,926,348

		53,970,987

TOTAL COMMON STOCKS
(Cost: $2,112,323,528)		2,009,247,402

SHORT-TERM INVESTMENTS — 8.27%

MONEY MARKET FUNDS — 8.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	155,378,935	155,378,935
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	8,728,493	8,728,493
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	2,288,893	2,288,893

		166,396,321

TOTAL SHORT-TERM INVESTMENTS
(Cost: $166,396,321)		166,396,321

TOTAL INVESTMENTS IN SECURITIES — 108.16%
(Cost: $2,278,719,849)		2,175,643,723
Other Assets, Less Liabilities — (8.16)%		(164,189,098)

NET ASSETS — 100.00%		$2,011,454,625

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® U.S. INSURANCE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.97%

INSURANCE BROKERS — 2.23%
Arthur J Gallagher & Co.	37,261	$1,782,194
Brown & Brown Inc.	27,977	893,865

		2,676,059
LIFE & HEALTH INSURANCE — 31.39%
Aflac Inc.	90,765	5,721,826
American Equity Investment Life Holding Co.	19,076	514,098
CNO Financial Group Inc.	48,004	816,068
FBL Financial Group Inc. Class A	2,825	164,613
Lincoln National Corp.	55,395	3,129,264
MetLife Inc.	219,307	11,248,256
National Western Life Insurance Co. Class A	614	147,120
Primerica Inc.	12,757	589,628
Principal Financial Group Inc.	59,363	3,034,637
Prudential Financial Inc.	91,910	7,499,856
StanCorp Financial Group Inc.	10,228	737,234
Symetra Financial Corp.	23,616	560,880
Torchmark Corp.	28,983	1,626,236
Unum Group	56,521	1,930,757

		37,720,473
MULTI-LINE INSURANCE — 22.44%
American Financial Group Inc./OH	17,182	1,085,902
American International Group Inc.	264,131	14,867,934
American National Insurance Co.	2,290	229,137
Assurant Inc.	16,262	999,463
Genworth Financial Inc. Class Aa	118,475	1,041,395
Hartford Financial Services Group Inc. (The)	89,793	3,660,861
HCC Insurance Holdings Inc.	22,364	1,273,853
Horace Mann Educators Corp.	10,543	358,146
Kemper Corp.	12,539	472,344
Loews Corp.	65,431	2,724,547
National General Holdings Corp.	12,676	245,154

		26,958,736
OTHER DIVERSIFIED FINANCIAL SERVICES — 1.78%
Voya Financial Inc.	50,426	2,135,037

		2,135,037
PROPERTY & CASUALTY INSURANCE — 40.70%
ACE Ltd.	66,302	7,093,651
Allied World Assurance Co. Holdings AG	22,797	937,869

Security	Shares	Value
Allstate Corp. (The)	85,730	$5,971,952
Ambac Financial Group Inc.[a]	9,887	227,500
AMERISAFE Inc.	5,062	228,752
AmTrust Financial Services Inc.[b]	7,933	471,776
Arch Capital Group Ltd.[a]	29,138	1,768,094
Argo Group International Holdings Ltd.	7,238	354,590
Assured Guaranty Ltd.	36,810	956,692
Axis Capital Holdings Ltd.	23,467	1,221,692
Chubb Corp. (The)	48,295	4,749,813
Cincinnati Financial Corp.	33,389	1,690,819
CNA Financial Corp.	7,030	283,309
Employers Holdings Inc.	8,415	205,410
Erie Indemnity Co. Class A	6,115	506,016
First American Financial Corp.	25,680	893,407
Hanover Insurance Group Inc. (The)	10,692	733,150
Infinity Property & Casualty Corp.	3,021	224,007
Markel Corp.[a,b]	3,090	2,288,578
MBIA Inc.[a]	36,334	317,922
Mercury General Corp.	7,972	437,982
Navigators Group Inc. (The)[a]	2,888	225,408
Old Republic International Corp.	57,535	879,710
OneBeacon Insurance Group Ltd. Class A	6,520	98,322
ProAssurance Corp.	13,646	613,388
Progressive Corp. (The)	116,020	3,093,093
RLI Corp.	9,305	462,086
Safety Insurance Group Inc.	3,367	195,791
Selective Insurance Group Inc.	14,403	388,017
Travelers Companies Inc. (The)	65,394	6,611,987
United Fire Group Inc.	5,714	170,677
White Mountains Insurance Group Ltd.	1,418	958,525
WR Berkley Corp.	23,443	1,148,473
XL Group PLC	67,338	2,496,893

		48,905,351
REINSURANCE — 1.43%
Alleghany Corp.[a]	3,626	1,716,984

		1,716,984

TOTAL COMMON STOCKS
(Cost: $100,421,482)		120,112,640

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® U.S. INSURANCE ETF

April 30, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.60%

MONEY MARKET FUNDS — 2.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	2,733,634	$2,733,634
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	153,563	153,563
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	231,254	231,254

		3,118,451

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,118,451)		3,118,451

TOTAL INVESTMENTS IN SECURITIES — 102.57%
(Cost: $103,539,933)		123,231,091
Other Assets, Less Liabilities — (2.57)%		(3,084,891)

NET ASSETS — 100.00%		$120,146,200

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® U.S. MEDICAL DEVICES ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.87%

HEALTH CARE EQUIPMENT — 86.57%
Abbott Laboratories	1,676,397	$77,818,349
ABIOMED Inc.[a]	97,896	6,188,985
Accuray Inc.[a,b]	274,528	2,231,913
Analogic Corp.	38,890	3,286,205
Baxter International Inc.	709,702	48,784,916
Becton Dickinson and Co.	287,898	40,556,191
Boston Scientific Corp.[a,b]	1,971,892	35,139,115
Cantel Medical Corp.	101,218	4,533,554
Cardiovascular Systems Inc.[a]	92,496	2,895,125
CR Bard Inc.	127,582	21,252,610
Cynosure Inc. Class Aa	78,551	2,625,174
DexCom Inc.[a]	161,918	10,940,799
Edwards Lifesciences Corp.[a]	177,421	22,470,370
GenMark Diagnostics Inc.[a]	153,148	1,470,221
Globus Medical Inc. Class Aa,b	190,122	4,542,015
HeartWare International Inc.[a,b]	47,707	3,611,897
Hill-Rom Holdings Inc.	141,476	7,065,311
Hologic Inc.[a]	468,357	15,802,365
IDEXX Laboratories Inc.[a,b]	92,838	11,639,100
Insulet Corp.[a]	155,227	4,633,526
Integra LifeSciences Holdings Corp.[a]	73,317	4,309,573
Intuitive Surgical Inc.[a]	57,023	28,282,268
Invacare Corp.	108,731	2,182,231
Masimo Corp.[a,b]	139,673	4,715,360
Medtronic PLC	1,418,602	105,614,919
Natus Medical Inc.[a]	99,431	3,749,543
NuVasive Inc.[a,b]	127,465	5,701,509
NxStage Medical Inc.[a]	185,949	3,408,445
ResMed Inc.	257,160	16,442,810
Sirona Dental Systems Inc.[a,b]	119,726	11,104,587
St. Jude Medical Inc.	434,460	30,433,923
STERIS Corp.	136,795	9,096,868
Stryker Corp.	421,342	38,864,586
Teleflex Inc.	89,263	10,975,779
Thoratec Corp.[a,b]	143,944	5,773,594
Tornier NVa	117,284	3,034,137
Varian Medical Systems Inc.[a,b]	184,045	16,352,398
Wright Medical Group Inc.[a,b]	152,091	3,858,549
Zeltiq Aesthetics Inc.[a]	94,702	2,907,351
Zimmer Holdings Inc.	258,874	28,434,720

		662,730,891

Security	Shares	Value
HEALTH CARE SUPPLIES — 0.42%
Atrion Corp.	5,615	$1,824,033
OraSure Technologies Inc.[a]	224,581	1,414,860

		3,238,893
HEALTH CARE TECHNOLOGY — 0.52%
Omnicell Inc.[a]	110,909	3,940,597

		3,940,597
LIFE SCIENCES TOOLS & SERVICES — 12.36%
Bio-Rad Laboratories Inc. Class Aa,b	51,426	6,914,226
Bruker Corp.[a,b]	296,987	5,630,874
Fluidigm Corp.[a,b]	87,270	3,269,134
Thermo Fisher Scientific Inc.	477,446	60,005,413
Waters Corp.[a]	150,181	18,801,159

		94,620,806

TOTAL COMMON STOCKS
(Cost: $709,805,136)		764,531,187

SHORT-TERM INVESTMENTS — 3.33%

MONEY MARKET FUNDS — 3.33%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	23,323,672	23,323,672
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,310,219	1,310,219
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	835,465	835,465

		25,469,356

TOTAL SHORT-TERM INVESTMENTS
(Cost: $25,469,356)		25,469,356

TOTAL INVESTMENTS IN SECURITIES — 103.20%
(Cost: $735,274,492)		790,000,543
Other Assets, Less Liabilities — (3.20)%		(24,476,493)

NET ASSETS — 100.00%		$765,524,050

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.91%

OIL & GAS EXPLORATION & PRODUCTION — 75.94%
Anadarko Petroleum Corp.	433,213	$40,765,343
Antero Resources Corp.[a,b]	49,107	2,175,931
Apache Corp.	322,212	22,039,301
Approach Resources Inc.[a,b]	31,840	279,237
Bill Barrett Corp.[a,b]	41,994	487,130
Bonanza Creek Energy Inc.[a]	32,818	904,464
Cabot Oil & Gas Corp.	353,309	11,948,910
California Resources Corp.	263,804	2,453,377
Carrizo Oil & Gas Inc.[a]	39,823	2,219,336
Chesapeake Energy Corp.	442,472	6,977,783
Cimarex Energy Co.	74,908	9,318,555
Clayton Williams Energy Inc.[a,b]	5,018	279,352
Cobalt International Energy Inc.[a]	253,973	2,717,511
Concho Resources Inc.[a]	101,844	12,899,561
ConocoPhillips	1,052,953	71,516,568
Contango Oil & Gas Co.[a]	13,462	337,492
Continental Resources Inc./OKa,b	73,232	3,854,200
Denbury Resources Inc.[b]	302,573	2,665,668
Devon Energy Corp.	330,431	22,538,698
Diamondback Energy Inc.[a]	50,324	4,155,253
Eclipse Resources Corp.[a,b]	36,472	230,868
Energen Corp.	62,387	4,440,083
Energy XXI Ltd.[b]	80,710	352,703
EOG Resources Inc.	468,948	46,402,405
EP Energy Corp. Class Aa,b	31,367	463,291
EQT Corp.	129,886	11,681,947
EXCO Resources Inc.[b]	143,698	296,018
Gulfport Energy Corp.[a]	81,423	3,984,842
Halcon Resources Corp.[a,b]	214,098	319,006
Kosmos Energy Ltd.[a]	92,437	904,034
Laredo Petroleum Inc.[a,b]	106,234	1,678,497
Magnum Hunter Resources Corp.[a,b]	160,970	352,524
Marathon Oil Corp.	577,136	17,948,930
Matador Resources Co.[a,b]	67,114	1,860,400
Memorial Resource Development Corp.[a]	62,383	1,259,513
Murphy Oil Corp.	142,687	6,793,328
Newfield Exploration Co.[a]	137,480	5,394,715
Noble Energy Inc.	330,712	16,773,713
Northern Oil and Gas Inc.[a,b]	48,863	431,949
Oasis Petroleum Inc.[a,b]	115,064	2,064,248
Parsley Energy Inc. Class Aa	50,706	879,242
PDC Energy Inc.[a]	33,648	1,909,188

Security	Shares	Value
Penn Virginia Corp.[a,b]	61,226	$408,990
Pioneer Natural Resources Co.	127,376	22,008,025
QEP Resources Inc.	138,131	3,107,947
Range Resources Corp.	141,807	9,013,253
Rice Energy Inc.[a,b]	54,711	1,347,532
Rosetta Resources Inc.[a,b]	62,943	1,436,989
RSP Permian Inc.[a,b]	40,748	1,182,507
Sanchez Energy Corp.[a,b]	43,973	645,963
SandRidge Energy Inc.[a,b]	332,757	628,911
SM Energy Co.	57,698	3,344,753
Southwestern Energy Co.[a,b]	328,785	9,215,844
Stone Energy Corp.[a,b]	47,772	815,468
Synergy Resources Corp.[a]	77,244	925,383
Triangle Petroleum Corp.[a,b]	58,363	348,427
Ultra Petroleum Corp.[a,b]	130,854	2,228,444
Whiting Petroleum Corp.[a]	174,876	6,629,549
WPX Energy Inc.[a,b]	174,447	2,398,646

		412,641,745
OIL & GAS REFINING & MARKETING — 20.52%
Clean Energy Fuels Corp.[a,b]	58,974	582,073
CVR Energy Inc.	13,311	532,972
Delek U.S. Holdings Inc.	43,505	1,606,205
HollyFrontier Corp.	167,690	6,503,018
Marathon Petroleum Corp.	233,488	23,014,912
PBF Energy Inc.	73,471	2,085,107
Phillips 66	464,721	36,857,022
Tesoro Corp.	106,807	9,167,245
Valero Energy Corp.	440,264	25,051,022
Western Refining Inc.	60,412	2,661,149
World Fuel Services Corp.	61,708	3,424,794

		111,485,519
OIL & GAS STORAGE & TRANSPORTATION — 3.45%
Cheniere Energy Inc.[a]	188,350	14,406,892
Targa Resources Corp.	41,291	4,334,316

		18,741,208

TOTAL COMMON STOCKS
(Cost: $596,519,865)		542,868,472

WARRANTS — 0.00%

OIL & GAS EXPLORATION & PRODUCTION — 0.00%
Magnum Hunter Resources Corp. (Expires 04/15/16)[a,b]	12,939	—

		—

TOTAL WARRANTS
(Cost: $0)		—

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® U.S. OIL & GAS EXPLORATION & PRODUCTION ETF

April 30, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 5.68%

MONEY MARKET FUNDS — 5.68%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	28,779,882	$28,779,882
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,616,725	1,616,725
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	497,117	497,117

		30,893,724

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,893,724)		30,893,724

TOTAL INVESTMENTS IN SECURITIES — 105.59%
(Cost: $627,413,589)		573,762,196
Other Assets, Less Liabilities — (5.59)%		(30,400,395)

NET ASSETS —100.00%		$543,361,801

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. OIL EQUIPMENT & SERVICES ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.87%

INDUSTRIAL MACHINERY — 0.76%
Chart Industries Inc.[a,b]	73,372	$2,975,235

		2,975,235
OIL & GAS DRILLING — 19.04%
Atwood Oceanics Inc.	125,819	4,199,838
Diamond Offshore Drilling Inc.[b]	138,030	4,619,864
Ensco PLC Class A	360,202	9,826,311
Helmerich & Payne Inc.	153,095	11,936,817
Nabors Industries Ltd.	497,695	8,311,506
Noble Corp. PLC	420,047	7,271,014
Parker Drilling Co.[a]	395,026	1,481,348
Patterson-UTI Energy Inc.	276,951	6,189,855
Pioneer Energy Services Corp.[a]	215,662	1,606,682
Rowan Companies PLC Class A	238,975	5,063,880
Transocean Ltd.[b]	533,655	10,043,387
Unit Corp.[a,b]	106,763	3,719,623

		74,270,125
OIL & GAS EQUIPMENT & SERVICES — 80.07%
Baker Hughes Inc.	426,392	29,190,796
Basic Energy Services Inc.[a,b]	124,557	1,269,236
Bristow Group Inc.	69,531	4,319,961
C&J Energy Services Ltd.[a]	127,755	2,229,325
Cameron International Corp.[a]	259,115	14,204,684
CARBO Ceramics Inc.[b]	53,806	2,379,839
Core Laboratories NVb	68,939	9,050,312
Dresser-Rand Group Inc.[a]	112,420	9,293,761
Dril-Quip Inc.[a]	72,144	5,751,320
Era Group Inc.[a,b]	61,728	1,369,127
Exterran Holdings Inc.	136,627	5,064,763
FMC Technologies Inc.[a,b]	309,447	13,646,613
Forum Energy Technologies Inc.[a]	150,338	3,496,862
Frank’s International NV	95,608	1,988,646
Gulfmark Offshore Inc. Class A	81,415	1,222,039
Halliburton Co.	767,778	37,582,733
Helix Energy Solutions Group Inc.[a]	223,342	3,680,676
Hornbeck Offshore Services Inc.[a,b]	88,838	2,029,948
ION Geophysical Corp.[a,b]	449,094	1,023,934
Matrix Service Co.[a]	80,938	1,778,208
McDermott International Inc.[a,b]	631,744	3,316,656
National Oilwell Varco Inc.	430,242	23,409,467
Newpark Resources Inc.[a]	220,302	2,260,299
Oceaneering International Inc.	153,786	8,475,146
Oil States International Inc.[a,b]	101,206	4,816,394
PHI Inc.[a]	41,349	1,295,464

Security	Shares	Value
RPC Inc.	161,335	$2,566,840
Schlumberger Ltd.	851,034	80,516,327
SEACOR Holdings Inc.[a,b]	40,106	2,914,102
Superior Energy Services Inc.	269,265	6,866,258
Tesco Corp.	114,149	1,467,956
TETRA Technologies Inc.[a,b]	248,480	1,794,026
Tidewater Inc.[b]	110,613	3,062,874
U.S. Silica Holdings Inc.[b]	113,020	4,221,297
Weatherford International PLC[a]	1,009,428	14,687,177

		312,243,066

TOTAL COMMON STOCKS
(Cost: $463,909,941)		389,488,426

SHORT-TERM INVESTMENTS — 9.36%

MONEY MARKET FUNDS — 9.36%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	34,288,459	34,288,459
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,926,172	1,926,172
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	280,597	280,597

		36,495,228

TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,495,228)		36,495,228

TOTAL INVESTMENTS IN SECURITIES — 109.23%
(Cost: $500,405,169)		425,983,654
Other Assets, Less Liabilities — (9.23)%		(36,003,239)

NET ASSETS — 100.00%		$389,980,415

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® U.S. PHARMACEUTICALS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

BIOTECHNOLOGY — 11.92%
Aegerion Pharmaceuticals Inc.[a,b]	462,137	$10,749,307
AMAG Pharmaceuticals Inc.[a,b]	239,168	12,190,393
Anacor Pharmaceuticals Inc.[a]	344,598	18,156,869
ARIAD Pharmaceuticals Inc.[a,b]	1,979,107	17,158,858
Infinity Pharmaceuticals Inc.[a,b]	703,111	8,908,416
Ironwood Pharmaceuticals Inc.[a]	1,102,234	15,056,516
KYTHERA Biopharmaceuticals Inc.[a,b]	289,762	12,659,702
Merrimack Pharmaceuticals Inc.[a,b]	1,261,831	14,006,324
NewLink Genetics Corp.[a,b]	275,986	12,308,976
Spectrum Pharmaceuticals Inc.[a,b]	512,676	2,896,619
TESARO Inc.[a,b]	278,667	15,178,991

		139,270,971
PHARMACEUTICALS — 87.98%
Actavis PLC[a]	278,604	78,805,927
Akorn Inc.[a,b]	473,635	19,722,161
Bristol-Myers Squibb Co.	1,221,542	77,848,872
Catalent Inc.[a,b]	621,360	17,876,527
Depomed Inc.[a,b]	653,151	15,192,292
Eli Lilly & Co.	972,364	69,883,801
Endo International PLC[a]	438,393	36,853,508
Hospira Inc.[a]	434,041	37,887,439
Impax Laboratories Inc.[a,b]	469,262	21,238,798
Intra-Cellular Therapies Inc.[a]	92,048	1,882,382
Jazz Pharmaceuticals PLC[a]	188,729	33,725,872
Johnson & Johnson	1,171,303	116,193,258
Lannett Co. Inc.[a,b]	254,541	14,636,108
Mallinckrodt PLC[a]	299,675	33,917,216
Medicines Co. (The)[a,b]	577,071	14,778,788
Merck & Co. Inc.	1,664,947	99,164,243
Mylan NVa	806,400	58,270,464
Pacira Pharmaceuticals Inc./DEa,b	224,958	15,405,124
Perrigo Co. PLC	273,924	50,204,791
Pfizer Inc.	3,070,142	104,169,918
Prestige Brands Holdings Inc.[a,b]	459,822	18,048,014
Relypsa Inc.[a,b]	335,070	9,693,575
Sagent Pharmaceuticals Inc.[a]	84,010	1,958,273
TherapeuticsMD Inc.[a,b]	2,121,343	13,746,303
Theravance Biopharma Inc.[a,b]	423,444	6,775,104
Theravance Inc.[b]	832,493	13,528,011
VIVUS Inc.[a,b]	1,507,366	3,361,426

Security	Shares	Value
Zoetis Inc.	963,451	$42,796,493

		1,027,564,688

TOTAL COMMON STOCKS
(Cost: $1,000,113,373)		1,166,835,659

SHORT-TERM INVESTMENTS — 13.40%

MONEY MARKET FUNDS — 13.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	147,383,807	147,383,807
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	8,279,363	8,279,363
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	844,347	844,347

		156,507,517

TOTAL SHORT-TERM INVESTMENTS
(Cost: $156,507,517)		156,507,517

TOTAL INVESTMENTS IN SECURITIES — 113.30%
(Cost: $1,156,620,890)		1,323,343,176
Other Assets, Less Liabilities — (13.30)%		(155,392,320)

NET ASSETS — 100.00%		$1,167,950,856

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® U.S. REGIONAL BANKS ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.82%

DIVERSIFIED BANKS — 21.49%
Comerica Inc.	250,902	$11,895,264
U.S. Bancorp/MN	2,450,031	105,032,829

		116,928,093
REGIONAL BANKS — 74.23%
Associated Banc-Corp.	211,566	3,979,556
BancorpSouth Inc.	122,368	2,962,529
Bank of Hawaii Corp.	62,160	3,753,842
BB&T Corp.	1,001,862	38,361,296
BOK Financial Corp.	30,731	2,003,354
Cathay General Bancorp	105,960	3,028,337
City National Corp.	68,099	6,346,827
Commerce Bancshares Inc.	117,696	5,026,796
Cullen/Frost Bankers Inc.	77,868	5,679,692
East West Bancorp Inc.	202,611	8,223,981
F.N.B. Corp.	246,241	3,267,618
Fifth Third Bancorp	1,138,881	22,777,620
First Financial Bankshares Inc.	91,685	2,655,198
First Horizon National Corp.	332,467	4,737,655
First Niagara Financial Group Inc.	502,766	4,572,657
First Republic Bank/CA	182,837	10,657,569
FirstMerit Corp.	234,959	4,551,156
Fulton Financial Corp.	254,751	3,097,772
Glacier Bancorp Inc.	107,268	2,825,439
Hancock Holding Co.	114,351	3,328,758
Huntington Bancshares Inc./OH	1,138,612	12,365,326
IBERIABANK Corp.	47,718	2,973,309
International Bancshares Corp.	82,751	2,149,871
KeyCorp	1,198,436	17,317,400
M&T Bank Corp.	185,709	22,223,796
MB Financial Inc.	91,264	2,749,784
People’s United Financial Inc.	436,014	6,588,172
PNC Financial Services Group Inc. (The)[a]	719,596	66,008,541
Popular Inc.[b]	146,739	4,758,746
PrivateBancorp Inc.	100,640	3,730,725
Prosperity Bancshares Inc.	85,580	4,564,837
Regions Financial Corp.	1,880,640	18,486,691
Signature Bank[b]	70,957	9,514,624
SunTrust Banks Inc.	730,750	30,326,125
Susquehanna Bancshares Inc.	259,462	3,487,169
SVB Financial Group[b]	71,872	9,541,727
Synovus Financial Corp.	192,934	5,336,554
TCF Financial Corp.	234,361	3,670,093

Security	Shares	Value
Texas Capital Bancshares Inc.[b]	65,243	$3,435,696
Trustmark Corp.	96,602	2,299,128
UMB Financial Corp.	54,220	2,699,614
Umpqua Holdings Corp.	312,506	5,315,727
United Bankshares Inc./WVc	90,906	3,416,247
Valley National Bancorp[c]	315,180	2,972,147
Webster Financial Corp.	128,561	4,606,341
Wintrust Financial Corp.	67,449	3,287,464
Zions Bancorp.	286,572	8,120,018

		403,783,524
THRIFTS & MORTGAGE FINANCE — 4.10%
Capitol Federal Financial Inc.	185,183	2,222,196
Hudson City Bancorp Inc.	680,631	6,329,868
New York Community Bancorp Inc.	623,265	10,713,925
Washington Federal Inc.	139,930	3,022,488

		22,288,477

TOTAL COMMON STOCKS
(Cost: $518,085,746)		543,000,094

SHORT-TERM INVESTMENTS — 0.18%

MONEY MARKET FUNDS — 0.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[a,d,e]	358,884	358,884
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,d,e]	20,160	20,160
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,d]	603,711	603,711

		982,755

TOTAL SHORT-TERM INVESTMENTS
(Cost: $982,755)		982,755

TOTAL INVESTMENTS IN SECURITIES — 100.00%
(Cost: $519,068,501)		543,982,849
Other Assets, Less Liabilities — 0.00%		6,815

NET ASSETS — 100.00%		$543,989,664

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2015

	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers ETF	iShares U.S. Healthcare Providers ETF

ASSETS
Investments, at cost:
Unaffiliated	$512,444,660	$271,200,240	$674,073,919
Affiliated (Note 2)	16,996,659	4,158,989	23,687,522

Total cost of investments	$529,441,319	$275,359,229	$697,761,441

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$546,187,495	$297,012,637	$822,708,381
Affiliated (Note 2)	16,996,659	4,158,989	23,687,522

Total fair value of investments	563,184,154	301,171,626	846,395,903
Receivables:
Dividends and interest	213,403	174,504	18,931
Capital shares sold	—	3,147	—

Total Assets	563,397,557	301,349,277	846,414,834

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	16,491,195	4,031,006	23,128,569
Investment advisory fees (Note 2)	204,487	96,667	294,264

Total Liabilities	16,695,682	4,127,673	23,422,833

NET ASSETS	$546,701,875	$297,221,604	$822,992,001

Net assets consist of:
Paid-in capital	$552,854,350	$339,861,619	$682,134,394
Accumulated net realized loss	(39,895,310)	(68,452,412)	(7,776,855)
Net unrealized appreciation	33,742,835	25,812,397	148,634,462

NET ASSETS	$546,701,875	$297,221,604	$822,992,001

Shares outstanding[b]	4,550,000	7,000,000	6,400,000

Net asset value per share	$120.15	$42.46	$128.59

[a]	Securities on loan with values of $16,300,511, $3,852,634 and $22,050,208, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares U.S. Home Construction ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,112,323,528	$100,421,482	$709,805,136
Affiliated (Note 2)	166,396,321	3,118,451	25,469,356

Total cost of investments	$2,278,719,849	$103,539,933	$735,274,492

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,009,247,402	$120,112,640	$764,531,187
Affiliated (Note 2)	166,396,321	3,118,451	25,469,356

Total fair value of investments	2,175,643,723	123,231,091	790,000,543
Receivables:
Investment securities sold	—	244,514	—
Dividends and interest	675,767	29,884	436,926
Capital shares sold	28,525	—	—

Total Assets	2,176,348,015	123,505,489	790,437,469

LIABILITIES
Payables:
Investment securities purchased	—	398,074	—
Collateral for securities on loan (Note 1)	164,107,428	2,887,197	24,633,891
Capital shares redeemed	7,408	28,243	—
Investment advisory fees (Note 2)	778,554	45,775	279,528

Total Liabilities	164,893,390	3,359,289	24,913,419

NET ASSETS	$2,011,454,625	$120,146,200	$765,524,050

Net assets consist of:
Paid-in capital	$2,323,596,861	$119,001,218	$723,338,092
Undistributed net investment income	210,400	51,045	775,177
Accumulated net realized loss	(209,276,510)	(18,597,221)	(13,315,270)
Net unrealized appreciation (depreciation)	(103,076,126)	19,691,158	54,726,051

NET ASSETS	$2,011,454,625	$120,146,200	$765,524,050

Shares outstanding[b]	77,650,000	2,450,000	6,550,000

Net asset value per share	$25.90	$49.04	$116.87

[a]	Securities on loan with values of $157,565,488, $2,811,866 and $23,515,286, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF

ASSETS
Investments, at cost:
Unaffiliated	$596,519,865	$463,909,941	$1,000,113,373
Affiliated (Note 2)	30,893,724	36,495,228	156,507,517

Total cost of investments	$627,413,589	$500,405,169	$1,156,620,890

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$542,868,472	$389,488,426	$1,166,835,659
Affiliated (Note 2)	30,893,724	36,495,228	156,507,517

Total fair value of investments	573,762,196	425,983,654	1,323,343,176
Receivables:
Investment securities sold	—	—	3,448,491
Dividends and interest	180,587	339,158	673,074

Total Assets	573,942,783	426,322,812	1,327,464,741

LIABILITIES
Payables:
Investment securities purchased	—	—	3,428,071
Collateral for securities on loan (Note 1)	30,396,607	36,214,631	155,663,170
Investment advisory fees (Note 2)	184,375	127,766	422,644

Total Liabilities	30,580,982	36,342,397	159,513,885

NET ASSETS	$543,361,801	$389,980,415	$1,167,950,856

Net assets consist of:
Paid-in capital	$640,047,405	$585,407,981	$1,005,340,170
Undistributed (distributions in excess of) net investment income	89,494	26,811	(126,585)
Accumulated net realized loss	(43,123,705)	(121,032,862)	(3,985,015)
Net unrealized appreciation (depreciation)	(53,651,393)	(74,421,515)	166,722,286

NET ASSETS	$543,361,801	$389,980,415	$1,167,950,856

Shares outstanding[b]	6,900,000	7,200,000	6,950,000

Net asset value per share	$78.75	$54.16	$168.05

[a]	Securities on loan with values of $30,098,639, $36,881,676 and $143,018,115, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

iShares U.S. Regional Banks ETF

ASSETS
Investments, at cost:
Unaffiliated	$458,610,036
Affiliated (Note 2)	60,458,465

Total cost of investments	$519,068,501

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$476,991,553
Affiliated (Note 2)	66,991,296

Total fair value of investments	543,982,849
Receivables:
Dividends and interest	581,435

Total Assets	544,564,284

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	379,044
Investment advisory fees (Note 2)	195,576

Total Liabilities	574,620

NET ASSETS	$543,989,664

Net assets consist of:
Paid-in capital	$565,281,317
Undistributed net investment income	1,227,984
Accumulated net realized loss	(47,433,985)
Net unrealized appreciation	24,914,348

NET ASSETS	$543,989,664

Shares outstanding[b]	15,600,000

Net asset value per share	$34.87

[a]	Securities on loan with a value of $363,727. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Aerospace & Defense ETF	iShares U.S. Broker-Dealers ETF	iShares U.S. Healthcare Providers ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$6,916,142	$3,708,897	$3,655,507
Interest — affiliated (Note 2)	19	14	21
Securities lending income — affiliated — net (Note 2)	230,707	41,516	57,842

Total investment income	7,146,868	3,750,427	3,713,370

EXPENSES
Investment advisory fees (Note 2)	1,801,712	1,034,095	2,609,352

Total expenses	1,801,712	1,034,095	2,609,352

Net investment income	5,345,156	2,716,332	1,104,018

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(832,763)	(5,418,332)	(65,995)
In-kind redemptions — unaffiliated	48,483,820	18,369,868	74,287,087

Net realized gain	47,651,057	12,951,536	74,221,092

Net change in unrealized appreciation/depreciation	(15,134,285)	15,358,335	90,493,315

Net realized and unrealized gain	32,516,772	28,309,871	164,714,407

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,861,928	$31,026,203	$165,818,425

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Home Construction ETF	iShares U.S. Insurance ETF	iShares U.S. Medical Devices ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$13,328,887	$2,614,638	$8,194,936
Interest — affiliated (Note 2)	61	6	40
Securities lending income — affiliated — net (Note 2)	401,079	17,550	173,499

Total investment income	13,730,027	2,632,194	8,368,475

EXPENSES
Investment advisory fees (Note 2)	7,358,349	570,527	3,282,790

Total expenses	7,358,349	570,527	3,282,790

Net investment income	6,371,678	2,061,667	5,085,685

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(22,300,764)	696,779	16,957,944
In-kind redemptions — unaffiliated	156,977,027	17,183,649	124,668,283

Net realized gain	134,676,263	17,880,428	141,626,227

Net change in unrealized appreciation/depreciation	(11,818,843)	(10,002,636)	11,160,513

Net realized and unrealized gain	122,857,420	7,877,792	152,786,740

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,229,098	$9,939,459	$157,872,425

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares U.S. Oil & Gas Exploration & Production ETF	iShares U.S. Oil Equipment & Services ETF	iShares U.S. Pharmaceuticals ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$8,049,528	$8,456,266	$10,734,077
Interest — affiliated (Note 2)	14	27	55
Securities lending income — affiliated — net (Note 2)	399,040	803,949	1,545,549

Total investment income	8,448,582	9,260,242	12,279,681

EXPENSES
Investment advisory fees (Note 2)	2,225,358	2,052,484	3,642,512

Total expenses	2,225,358	2,052,484	3,642,512

Net investment income	6,223,224	7,207,758	8,637,169

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,686,183)	(16,932,481)	2,252,817
In-kind redemptions — unaffiliated	27,449,589	21,396,814	181,132,825

Net realized gain	16,763,406	4,464,333	183,385,642

Net change in unrealized appreciation/depreciation	(89,928,140)	(137,149,486)	28,961,795

Net realized and unrealized gain (loss)	(73,164,734)	(132,685,153)	212,347,437

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(66,941,510)	$(125,477,395)	$220,984,606

[a]	Net of foreign withholding tax of $ —, $31,500 and $ —, respectively.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

iShares U.S. Regional Banks ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$10,460,747
Dividends — affiliated (Note 2)	1,414,116
Interest — affiliated (Note 2)	29
Securities lending income — affiliated — net (Note 2)	3,877

Total investment income	11,878,769

EXPENSES
Investment advisory fees (Note 2)	2,307,362

Total expenses	2,307,362

Net investment income	9,571,407

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,398,120)
Investments — affiliated (Note 2)	77,707
In-kind redemptions — unaffiliated	36,440,580
In-kind redemptions — affiliated (Note 2)	6,694,862

Net realized gain	40,815,029

Net change in unrealized appreciation/depreciation	(8,024,532)

Net realized and unrealized gain	32,790,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,361,904

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares U.S. Aerospace & Defense ETF		iShares U.S. Broker-Dealers ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,345,156	$2,407,728	$2,716,332	$2,346,967
Net realized gain	47,651,057	13,676,305	12,951,536	23,395,487
Net change in unrealized appreciation/depreciation	(15,134,285)	49,857,569	15,358,335	13,830,885

Net increase in net assets resulting from operations	37,861,928	65,941,602	31,026,203	39,573,339

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,856,073)	(2,770,113)	(2,734,450)	(2,460,585)

Total distributions to shareholders	(6,856,073)	(2,770,113)	(2,734,450)	(2,460,585)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	343,869,449	285,775,712	140,196,867	182,147,029
Cost of shares redeemed	(213,733,543)	(46,703,541)	(97,829,729)	(85,215,300)

Net increase in net assets from capital share transactions	130,135,906	239,072,171	42,367,138	96,931,729

INCREASE IN NET ASSETS	161,141,761	302,243,660	70,658,891	134,044,483

NET ASSETS
Beginning of year	385,560,114	83,316,454	226,562,713	92,518,230

End of year	$546,701,875	$385,560,114	$297,221,604	$226,562,713

SHARES ISSUED AND REDEEMED
Shares sold	2,950,000	2,900,000	3,450,000	5,150,000
Shares redeemed	(1,950,000)	(450,000)	(2,500,000)	(2,450,000)

Net increase in shares outstanding	1,000,000	2,450,000	950,000	2,700,000

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Healthcare Providers ETF		iShares U.S. Home Construction ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,104,018	$755,617	$6,371,678	$2,999,141
Net realized gain	74,221,092	26,642,004	134,676,263	261,375,367
Net change in unrealized appreciation/depreciation	90,493,315	36,838,803	(11,818,843)	(438,595,296)

Net increase (decrease) in net assets resulting from operations	165,818,425	64,236,424	129,229,098	(174,220,788)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,120,709)	(930,058)	(6,271,832)	(3,247,695)

Total distributions to shareholders	(1,120,709)	(930,058)	(6,271,832)	(3,247,695)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	454,450,875	201,879,002	2,644,194,999	2,589,475,078
Cost of shares redeemed	(222,875,640)	(113,693,293)	(2,305,735,334)	(3,181,766,612)

Net increase (decrease) in net assets from capital share transactions	231,575,235	88,185,709	338,459,665	(592,291,534)

INCREASE (DECREASE) IN NET ASSETS	396,272,951	151,492,075	461,416,931	(769,760,017)

NET ASSETS
Beginning of year	426,719,050	275,226,975	1,550,037,694	2,319,797,711

End of year	$822,992,001	$426,719,050	$2,011,454,625	$1,550,037,694

Undistributed net investment income included in net assets at end of year	$—	$—	$210,400	$110,554

SHARES ISSUED AND REDEEMED
Shares sold	3,900,000	2,300,000	104,750,000	111,150,000
Shares redeemed	(2,000,000)	(1,300,000)	(93,450,000)	(140,450,000)

Net increase (decrease) in shares outstanding	1,900,000	1,000,000	11,300,000	(29,300,000)

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Insurance ETF		iShares U.S. Medical Devices ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,061,667	$2,140,831	$5,085,685	$2,899,790
Net realized gain	17,880,428	9,939,670	141,626,227	47,973,951
Net change in unrealized appreciation/depreciation	(10,002,636)	12,520,644	11,160,513	43,601,235

Net increase in net assets resulting from operations	9,939,459	24,601,145	157,872,425	94,474,976

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,060,135)	(2,129,836)	(5,290,800)	(2,167,760)

Total distributions to shareholders	(2,060,135)	(2,129,836)	(5,290,800)	(2,167,760)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,911,267	53,170,795	446,141,726	499,763,724
Cost of shares redeemed	(52,317,438)	(32,126,954)	(541,453,983)	(220,661,671)

Net increase (decrease) in net assets from capital share transactions	(40,406,171)	21,043,841	(95,312,257)	279,102,053

INCREASE (DECREASE) IN NET ASSETS	(32,526,847)	43,515,150	57,269,368	371,409,269

NET ASSETS
Beginning of year	152,673,047	109,157,897	708,254,682	336,845,413

End of year	$120,146,200	$152,673,047	$765,524,050	$708,254,682

Undistributed net investment income included in net assets at end of year	$51,045	$49,513	$775,177	$980,292

SHARES ISSUED AND REDEEMED
Shares sold	250,000	1,250,000	4,000,000	5,500,000
Shares redeemed	(1,100,000)	(750,000)	(4,900,000)	(2,500,000)

Net increase (decrease) in shares outstanding	(850,000)	500,000	(900,000)	3,000,000

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Oil & Gas Exploration & Production ETF		iShares U.S. Oil Equipment & Services ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,223,224	$3,954,382	$7,207,758	$4,040,297
Net realized gain	16,763,406	28,028,207	4,464,333	4,527,731
Net change in unrealized appreciation/depreciation	(89,928,140)	69,776,555	(137,149,486)	93,743,228

Net increase (decrease) in net assets resulting from operations	(66,941,510)	101,759,144	(125,477,395)	102,311,256

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,133,730)	(3,998,822)	(7,180,947)	(4,336,126)

Total distributions to shareholders	(6,133,730)	(3,998,822)	(7,180,947)	(4,336,126)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	329,063,853	331,184,481	146,244,209	191,916,163
Cost of shares redeemed	(196,102,400)	(264,531,611)	(202,974,221)	(77,643,234)

Net increase (decrease) in net assets from capital share transactions	132,961,453	66,652,870	(56,730,012)	114,272,929

INCREASE (DECREASE) IN NET ASSETS	59,886,213	164,413,192	(189,388,354)	212,248,059

NET ASSETS
Beginning of year	483,475,588	319,062,396	579,368,769	367,120,710

End of year	$543,361,801	$483,475,588	$389,980,415	$579,368,769

Undistributed net investment income included in net assets at end of year	$89,494	$—	$26,811	$—

SHARES ISSUED AND REDEEMED
Shares sold	4,000,000	4,200,000	2,550,000	2,950,000
Shares redeemed	(2,450,000)	(3,350,000)	(3,550,000)	(1,250,000)

Net increase (decrease) in shares outstanding	1,550,000	850,000	(1,000,000)	1,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares U.S. Pharmaceuticals ETF		iShares U.S. Regional Banks ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,637,169	$5,847,265	$9,571,407	$8,190,460
Net realized gain	183,385,642	66,060,557	40,815,029	50,246,159
Net change in unrealized appreciation/depreciation	28,961,795	73,108,160	(8,024,532)	34,939,481

Net increase in net assets resulting from operations	220,984,606	145,015,982	42,361,904	93,376,100

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,914,234)	(5,949,502)	(9,315,181)	(7,992,759)
From net realized gain	(970,287)	—	—	—

Total distributions to shareholders	(9,884,521)	(5,949,502)	(9,315,181)	(7,992,759)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	720,640,703	252,488,619	337,015,422	290,889,163
Cost of shares redeemed	(429,759,297)	(191,407,305)	(284,987,697)	(267,181,764)

Net increase in net assets from capital share transactions	290,881,406	61,081,314	52,027,725	23,707,399

INCREASE IN NET ASSETS	501,981,491	200,147,794	85,074,448	109,090,740

NET ASSETS
Beginning of year	665,969,365	465,821,571	458,915,216	349,824,476

End of year	$1,167,950,856	$665,969,365	$543,989,664	$458,915,216

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(126,585)	$150,480	$1,227,984	$971,758

SHARES ISSUED AND REDEEMED
Shares sold	4,600,000	2,150,000	10,150,000	9,350,000
Shares redeemed	(2,800,000)	(1,700,000)	(8,450,000)	(8,500,000)

Net increase in shares outstanding	1,800,000	450,000	1,700,000	850,000

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Aerospace & Defense ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$108.61	$75.74	$66.92	$64.81	$58.96

Income from investment operations:
Net investment income[a]	1.46	1.04	1.38	0.68	0.54
Net realized and unrealized gain[b]	11.76	33.00	8.89	2.14	5.90

Total from investment operations	13.22	34.04	10.27	2.82	6.44

Less distributions from:
Net investment income	(1.68)	(1.17)	(1.45)	(0.71)	(0.59)

Total distributions	(1.68)	(1.17)	(1.45)	(0.71)	(0.59)

Net asset value, end of year	$120.15	$108.61	$75.74	$66.92	$64.81

Total return	12.28%	45.17%	15.63%	4.45%	11.08%

Ratios/Supplemental data:
Net assets, end of year (000s)	$546,702	$385,560	$83,316	$107,074	$145,828
Ratio of expenses to average net assets	0.43%	0.44%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.29%	1.04%	2.07%	1.09%	0.97%
Portfolio turnover rate[c]	15%	15%	26%	16%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Broker-Dealers ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$37.45	$27.62	$23.57	$29.91	$29.32

Income from investment operations:
Net investment income[a]	0.46	0.46	0.48	0.23	0.40
Net realized and unrealized gain (loss)[b]	5.02	9.83	4.25	(6.26)	0.66

Total from investment operations	5.48	10.29	4.73	(6.03)	1.06

Less distributions from:
Net investment income	(0.47)	(0.46)	(0.53)	(0.23)	(0.43)
Return of capital	—	—	(0.15)	(0.08)	(0.04)

Total distributions	(0.47)	(0.46)	(0.68)	(0.31)	(0.47)

Net asset value, end of year	$42.46	$37.45	$27.62	$23.57	$29.91

Total return	14.68%	37.35%	20.66%	(20.14)%	3.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$297,222	$226,563	$92,518	$54,220	$128,593
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.14%	1.32%	1.99%	0.96%	1.43%
Portfolio turnover rate[c]	19%	36%	39%	20%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Healthcare Providers ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$94.83	$78.64	$64.11	$65.20	$50.10

Income from investment operations:
Net investment income[a]	0.21	0.18	0.50	0.20	0.01
Net realized and unrealized gain (loss)[b]	33.76	16.23	14.56	(1.08)	15.19

Total from investment operations	33.97	16.41	15.06	(0.88)	15.20

Less distributions from:
Net investment income	(0.21)	(0.22)	(0.53)	(0.21)	(0.10)

Total distributions	(0.21)	(0.22)	(0.53)	(0.21)	(0.10)

Net asset value, end of year	$128.59	$94.83	$78.64	$64.11	$65.20

Total return	35.85%	20.89%	23.60%	(1.35)%	30.41%

Ratios/Supplemental data:
Net assets, end of year (000s)	$822,992	$426,719	$275,227	$285,293	$260,817
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	0.18%	0.20%	0.73%	0.33%	0.03%
Portfolio turnover rate[c]	12%	14%	18%	23%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Home Construction ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$23.36	$24.25	$15.47	$13.52	$15.20

Income from investment operations:
Net investment income[a]	0.09	0.04	0.12	0.09	0.09
Net realized and unrealized gain (loss)[b]	2.54	(0.89)	8.78	1.95	(1.69)

Total from investment operations	2.63	(0.85)	8.90	2.04	(1.60)

Less distributions from:
Net investment income	(0.09)	(0.04)	(0.12)	(0.09)	(0.08)

Total distributions	(0.09)	(0.04)	(0.12)	(0.09)	(0.08)

Net asset value, end of year	$25.90	$23.36	$24.25	$15.47	$13.52

Total return	11.28%	(3.49)%	57.69%	15.34%	(10.49)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,011,455	$1,550,038	$2,319,798	$679,965	$501,567
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	0.38%	0.17%	0.57%	0.74%	0.69%
Portfolio turnover rate[c]	13%	23%	17%	10%	22%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Insurance ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$46.26	$38.98	$32.02	$33.54	$30.51

Income from investment operations:
Net investment income[a]	0.75	0.64	0.61	0.52	0.51
Net realized and unrealized gain (loss)[b]	2.79	7.28	6.96	(1.52)	3.09

Total from investment operations	3.54	7.92	7.57	(1.00)	3.60

Less distributions from:
Net investment income	(0.76)	(0.64)	(0.61)	(0.52)	(0.57)

Total distributions	(0.76)	(0.64)	(0.61)	(0.52)	(0.57)

Net asset value, end of year	$49.04	$46.26	$38.98	$32.02	$33.54

Total return	7.67%	20.39%	23.96%	(2.78)%	11.98%

Ratios/Supplemental data:
Net assets, end of year (000s)	$120,146	$152,673	$109,158	$70,438	$85,520
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.57%	1.45%	1.82%	1.77%	1.68%
Portfolio turnover rate[c]	12%	6%	18%	11%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Medical Devices ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$95.07	$75.70	$67.13	$68.61	$59.90

Income from investment operations:
Net investment income[a]	0.73	0.52	0.34	0.18	0.09
Net realized and unrealized gain (loss)[b]	21.79	19.25	8.63	(1.48)	8.66

Total from investment operations	22.52	19.77	8.97	(1.30)	8.75

Less distributions from:
Net investment income	(0.72)	(0.40)	(0.40)	(0.18)	(0.04)

Total distributions	(0.72)	(0.40)	(0.40)	(0.18)	(0.04)

Net asset value, end of year	$116.87	$95.07	$75.70	$67.13	$68.61

Total return	23.75%	26.15%	13.43%	(1.86)%	14.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$765,524	$708,255	$336,845	$332,287	$493,959
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	0.67%	0.59%	0.50%	0.29%	0.15%
Portfolio turnover rate[c]	19%	44%	9%	20%	33%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Oil & Gas Exploration & Production ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$90.37	$70.90	$64.57	$74.76	$56.64

Income from investment operations:
Net investment income[a]	1.00	0.78	0.56	0.31	0.28
Net realized and unrealized gain (loss)[b]	(11.65)	19.46	6.33	(10.17)	18.13

Total from investment operations	(10.65)	20.24	6.89	(9.86)	18.41

Less distributions from:
Net investment income	(0.97)	(0.77)	(0.56)	(0.33)	(0.29)

Total distributions	(0.97)	(0.77)	(0.56)	(0.33)	(0.29)

Net asset value, end of year	$78.75	$90.37	$70.90	$64.57	$74.76

Total return	(11.80)%	28.72%	10.76%	(13.17)%	32.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$543,362	$483,476	$319,062	$377,714	$590,617
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.21%	0.98%	0.87%	0.48%	0.47%
Portfolio turnover rate[c]	7%	32%	13%	13%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Oil Equipment & Services ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$70.65	$56.48	$53.56	$67.03	$47.17

Income from investment operations:
Net investment income[a]	0.93	0.55	0.32	0.19	0.22
Net realized and unrealized gain (loss)[b]	(16.48)	14.20	2.95	(13.47)	19.89

Total from investment operations	(15.55)	14.75	3.27	(13.28)	20.11

Less distributions from:
Net investment income	(0.94)	(0.58)	(0.35)	(0.19)	(0.25)

Total distributions	(0.94)	(0.58)	(0.35)	(0.19)	(0.25)

Net asset value, end of year	$54.16	$70.65	$56.48	$53.56	$67.03

Total return	(22.07)%	26.25%	6.16%	(19.80)%	42.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$389,980	$579,369	$367,121	$452,611	$713,851
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.52%	0.87%	0.62%	0.34%	0.43%
Portfolio turnover rate[c]	14%	15%	17%	13%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Pharmaceuticals ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$129.31	$99.11	$83.94	$71.96	$58.90

Income from investment operations:
Net investment income[a]	1.53	1.23	1.65	1.03	0.90
Net realized and unrealized gain[b]	39.00	30.20	15.19	11.95	13.07

Total from investment operations	40.53	31.43	16.84	12.98	13.97

Less distributions from:
Net investment income	(1.61)	(1.23)	(1.67)	(1.00)	(0.91)
Net realized gain	(0.18)	—	—	—	—

Total distributions	(1.79)	(1.23)	(1.67)	(1.00)	(0.91)

Net asset value, end of year	$168.05	$129.31	$99.11	$83.94	$71.96

Total return	31.58%	31.92%	20.32%	18.23%	23.99%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,167,951	$665,969	$465,822	$373,531	$194,288
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.03%	1.09%	1.86%	1.38%	1.47%
Portfolio turnover rate[c]	37%	31%	24%	18%	25%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares U.S. Regional Banks ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$33.02	$26.81	$24.82	$24.34	$26.33

Income from investment operations:
Net investment income[a]	0.61	0.55	0.53	0.42	0.30
Net realized and unrealized gain (loss)[b]	1.84	6.19	1.95	0.48	(2.01)

Total from investment operations	2.45	6.74	2.48	0.90	(1.71)

Less distributions from:
Net investment income	(0.60)	(0.53)	(0.49)	(0.42)	(0.28)

Total distributions	(0.60)	(0.53)	(0.49)	(0.42)	(0.28)

Net asset value, end of year	$34.87	$33.02	$26.81	$24.82	$24.34

Total return	7.44%	25.24%	10.17%	4.03%	(6.42)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$543,990	$458,915	$349,824	$143,941	$144,820
Ratio of expenses to average net assets	0.43%	0.45%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	1.80%	1.75%	2.09%	1.91%	1.27%
Portfolio turnover rate[c]	5%	9%	8%	7%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
U.S. Aerospace & Defense	Non-diversified
U.S. Broker-Dealers	Non-diversified
U.S. Healthcare Providers	Non-diversified
U.S. Home Construction	Non-diversified
U.S. Insurance	Non-diversified

iShares ETF	Diversification Classification
U.S. Medical Devices	Non-diversified
U.S. Oil & Gas Exploration & Production	Non-diversified
U.S. Oil Equipment & Services	Non-diversified
U.S. Pharmaceuticals	Non-diversified
U.S. Regional Banks	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2		Level 3	Total
U.S. Aerospace & Defense
Assets:
Common Stocks	$546,187,495	$—		$—	$546,187,495
Money Market Funds	16,996,659	—		—	16,996,659

	$563,184,154	$—		$—	$563,184,154

U.S. Broker-Dealers
Assets:
Common Stocks	$297,012,637	$—		$—	$297,012,637
Money Market Funds	4,158,989	—		—	4,158,989

	$301,171,626	$—		$—	$301,171,626

U.S. Healthcare Providers
Assets:
Common Stocks	$822,708,381	$—		$—	$822,708,381
Money Market Funds	23,687,522	—		—	23,687,522

	$846,395,903	$—		$—	$846,395,903

U.S. Home Construction
Assets:
Common Stocks	$2,009,247,402	$—		$—	$2,009,247,402
Money Market Funds	166,396,321	—		—	166,396,321

	$2,175,643,723	$—		$—	$2,175,643,723

U.S. Insurance
Assets:
Common Stocks	$120,112,640	$—		$—	$120,112,640
Money Market Funds	3,118,451	—		—	3,118,451

	$123,231,091	$—		$—	$123,231,091

U.S. Medical Devices
Assets:
Common Stocks	$764,531,187	$—		$—	$764,531,187
Money Market Funds	25,469,356	—		—	25,469,356

	$790,000,543	$—		$—	$790,000,543

U.S. Oil & Gas Exploration & Production
Assets:
Common Stocks	$542,868,472	$—		$—	$542,868,472
Warrants	—	0	[a]	—	0	[a]
Money Market Funds	30,893,724	—		—	30,893,724

	$573,762,196	$0	[a]	$—	$573,762,196

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
U.S. Oil Equipment & Services
Assets:
Common Stocks	$389,488,426	$—	$—	$389,488,426
Money Market Funds	36,495,228	—	—	36,495,228

	$425,983,654	$—	$—	$425,983,654

U.S. Pharmaceuticals
Assets:
Common Stocks	$1,166,835,659	$—	$—	$1,166,835,659
Money Market Funds	156,507,517	—	—	156,507,517

	$1,323,343,176	$—	$—	$1,323,343,176

U.S. Regional Banks
Assets:
Common Stocks	$543,000,094	$—	$—	$543,000,094
Money Market Funds	982,755	—	—	982,755

	$543,982,849	$—	$—	$543,982,849

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
U.S. Aerospace & Defense	$16,300,511	$16,300,511	$—
U.S. Broker-Dealers	3,852,634	3,852,634	—
U.S. Healthcare Providers	22,050,208	22,050,208	—
U.S. Home Construction	157,565,488	157,565,488	—
U.S. Insurance	2,811,866	2,811,866	—
U.S. Medical Devices	23,515,286	23,515,286	—
U.S. Oil & Gas Exploration & Production	30,098,639	30,098,639	—
U.S. Oil Equipment & Services	36,881,676	36,214,631	(667,045)
U.S. Pharmaceuticals	143,018,115	143,018,115	—
U.S. Regional Banks	363,727	363,727	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Funds, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.480%	First $10 billion
0.430	Over $10 billion, up to and including $20 billion
0.380	Over $20 billion, up to and including $30 billion
0.342	Over $30 billion[a]

[a]	Breakpoint level was added effective July 1, 2014.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 70% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

calendar year 2014, 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
U.S. Aerospace & Defense	$104,174
U.S. Broker-Dealers	18,189
U.S. Healthcare Providers	31,141
U.S. Home Construction	208,688
U.S. Insurance	7,282

iShares ETF	Fees Paid to BTC
U.S. Medical Devices	$88,207
U.S. Oil & Gas Exploration & Production	171,280
U.S. Oil Equipment & Services	333,996
U.S. Pharmaceuticals	686,341
U.S. Regional Banks	2,087

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
U.S. Regional Banks
PNC Financial Services Group Inc. (The)	657,385	506,951	(444,740)	719,596	$66,008,541	$1,414,116	$6,772,569

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
U.S. Aerospace & Defense	$62,379,310	$61,461,854
U.S. Broker-Dealers	45,654,417	45,832,553
U.S. Healthcare Providers	75,961,757	72,345,889
U.S. Home Construction	226,676,018	227,278,444
U.S. Insurance	15,850,427	16,010,620
U.S. Medical Devices	150,782,225	142,917,502
U.S. Oil & Gas Exploration & Production	35,061,114	34,507,036
U.S. Oil Equipment & Services	68,182,951	68,283,615
U.S. Pharmaceuticals	335,801,098	313,837,952
U.S. Regional Banks	28,062,047	28,360,003

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
U.S. Aerospace & Defense	$342,576,032	$213,284,484
U.S. Broker-Dealers	139,965,721	97,315,789
U.S. Healthcare Providers	451,096,803	221,141,233
U.S. Home Construction	2,642,022,654	2,302,968,877
U.S. Insurance	11,818,960	51,930,728
U.S. Medical Devices	445,307,672	539,323,044
U.S. Oil & Gas Exploration & Production	327,990,370	195,164,107
U.S. Oil Equipment & Services	145,622,158	201,555,641
U.S. Pharmaceuticals	697,752,723	422,039,581
U.S. Regional Banks	336,425,421	284,359,124

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to the expiration of capital loss carryforwards, distributions paid in excess of taxable income, and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
U.S. Aerospace & Defense	$45,425,471	$1,510,917	$(46,936,388)
U.S. Broker-Dealers	15,928,253	18,118	(15,946,371)
U.S. Healthcare Providers	72,636,566	16,691	(72,653,257)
U.S. Home Construction	133,599,735	—	(133,599,735)
U.S. Insurance	16,612,709	—	(16,612,709)
U.S. Medical Devices	119,737,177	—	(119,737,177)
U.S. Oil & Gas Exploration & Production	23,625,552	—	(23,625,552)
U.S. Oil Equipment & Services	16,223,562	—	(16,223,562)
U.S. Pharmaceuticals	177,473,279	—	(177,473,279)
U.S. Regional Banks	38,684,496	—	(38,684,496)

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
U.S. Aerospace & Defense
Ordinary income	$6,856,073	$2,770,113

U.S. Broker-Dealers
Ordinary income	$2,734,450	$2,460,585

U.S. Healthcare Providers
Ordinary income	$1,120,709	$930,058

U.S. Home Construction
Ordinary income	$6,271,832	$3,247,695

U.S. Insurance
Ordinary income	$2,060,135	$2,129,836

U.S. Medical Devices
Ordinary income	$5,290,800	$2,167,760

U.S. Oil & Gas Exploration & Production
Ordinary income	$6,133,730	$3,998,822

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2015	2014
U.S. Oil Equipment & Services
Ordinary income	$7,180,947	$4,336,126

U.S. Pharmaceuticals
Ordinary income	$8,914,234	$5,949,502
Long-term capital gain	970,287	—

	$9,884,521	$5,949,502

U.S. Regional Banks
Ordinary income	$9,315,181	$7,992,759

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
U.S. Aerospace & Defense	$—	$—	$(37,026,689)	$30,874,214	$—	$(6,152,475)
U.S. Broker-Dealers	—	—	(62,609,741)	25,148,494	(5,178,768)	(42,640,015)
U.S. Healthcare Providers	—	—	(5,250,466)	146,134,628	(26,555)	140,857,607
U.S. Home Construction	210,400	—	(196,246,843)	(116,105,793)	—	(312,142,236)
U.S. Insurance	51,045	—	(17,945,094)	19,081,636	(42,605)	1,144,982
U.S. Medical Devices	775,177	—	(10,680,193)	52,090,974	—	42,185,958
U.S. Oil & Gas Exploration & Production	89,494	—	(30,000,118)	(64,122,880)	(2,652,100)	(96,685,604)
U.S. Oil Equipment & Services	26,811	—	(100,616,116)	(83,791,369)	(11,046,892)	(195,427,566)
U.S. Pharmaceuticals	—	8,881,964	—	153,728,722	—	162,610,686
U.S. Regional Banks	1,227,984	—	(42,957,696)	20,438,081	(22)	(21,291,653)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
U.S. Aerospace & Defense	$7,447,318	$257,417	$9,600,011	$18,274,518	$1,447,425	$37,026,689
U.S. Broker-Dealers	3,664,467	7,089,008	31,804,022	17,785,438	2,266,806	62,609,741
U.S. Healthcare Providers	—	—	—	5,250,466	—	5,250,466
U.S. Home Construction	12,512,025	4,410,404	24,583,851	146,896,099	7,844,464	196,246,843
U.S. Insurance	1,262,192	25,936	11,890,168	2,305,872	2,460,926	17,945,094
U.S. Medical Devices	—	—	—	3,772,352	6,907,841	10,680,193
U.S. Oil & Gas Exploration & Production	10,985,434	413,565	1,593,277	9,040,459	7,967,383	30,000,118
U.S. Oil Equipment & Services	17,594,703	—	1,460,417	57,694,132	23,866,864	100,616,116
U.S. Regional Banks	8,364,190	94,893	14,260,731	19,012,829	1,225,053	42,957,696

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended April 30, 2015, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
U.S. Aerospace & Defense	$1,216,154
U.S. Broker-Dealers	12,487
U.S. Healthcare Providers	730,327
U.S. Home Construction	85,822

iShares ETF	Utilized
U.S. Insurance	$508,838
U.S. Medical Devices	10,444,268
U.S. Oil Equipment & Services	989,221
U.S. Pharmaceuticals	427,255

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Aerospace & Defense	$532,309,940	$46,733,057	$(15,858,843)	$30,874,214
U.S. Broker-Dealers	276,023,132	35,940,741	(10,792,247)	25,148,494
U.S. Healthcare Providers	700,261,275	154,902,495	(8,767,867)	146,134,628
U.S. Home Construction	2,291,749,516	31,752,272	(147,858,065)	(116,105,793)
U.S. Insurance	104,149,455	20,647,823	(1,566,187)	19,081,636
U.S. Medical Devices	737,909,569	64,244,358	(12,153,384)	52,090,974
U.S. Oil & Gas Exploration & Production	637,885,076	25,009,768	(89,132,648)	(64,122,880)
U.S. Oil Equipment & Services	509,775,023	14,125,253	(97,916,622)	(83,791,369)
U.S. Pharmaceuticals	1,169,614,454	176,010,283	(22,281,561)	153,728,722
U.S. Regional Banks	523,544,768	30,622,158	(10,184,077)	20,438,081

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares U.S. Aerospace & Defense ETF, iShares U.S. Broker-Dealers ETF, iShares U.S. Healthcare Providers ETF, iShares U.S. Home Construction ETF, iShares U.S. Insurance ETF, iShares U.S. Medical Devices ETF, iShares U.S. Oil & Gas Exploration & Production ETF, iShares U.S. Oil Equipment & Services ETF, iShares U.S. Pharmaceuticals ETF and iShares U.S. Regional Banks ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2015 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
U.S. Aerospace & Defense	100.00%
U.S. Broker-Dealers	100.00
U.S. Healthcare Providers	100.00
U.S. Home Construction	100.00
U.S. Insurance	100.00

iShares ETF	Dividends- Received Deduction
U.S. Medical Devices	100.00%
U.S. Oil & Gas Exploration & Production	100.00
U.S. Oil Equipment & Services	45.16
U.S. Pharmaceuticals	100.00
U.S. Regional Banks	100.00

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
U.S. Aerospace & Defense	$6,262,981
U.S. Broker-Dealers	3,797,387
U.S. Healthcare Providers	3,628,861
U.S. Home Construction	12,961,417
U.S. Insurance	2,607,547

iShares ETF	Qualified Dividend Income
U.S. Medical Devices	$7,511,768
U.S. Oil & Gas Exploration & Production	7,986,365
U.S. Oil Equipment & Services	7,748,998
U.S. Pharmaceuticals	10,397,799
U.S. Regional Banks	11,810,688

Under Section 852(b)(3)(C) of the Code, the iShares U.S. Pharmaceuticals ETF designates $970,287 as long-term capital gain dividends for the fiscal year ended April 30, 2015.

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
U.S. Broker-Dealers	$0.464178	$—	$0.000956	$0.465134	100%	—%	0%[a]	100%
U.S. Healthcare Providers	0.208454	—	0.005182	0.213636	98	—	2	100
U.S. Insurance	0.761636	—	—	0.761636	100	—	—	100
U.S. Medical Devices	0.720666	—	—	0.720666	100	—	—	100
U.S. Pharmaceuticals	1.793942	—	—	1.793942	100	—	—	100
U.S. Regional Banks	0.597480	—	—	0.597480	100	—	—	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	77

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares U.S. Aerospace & Defense ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	2	0.15

	1,319	100.00%

iShares U.S. Broker-Dealers ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.08%
Greater than 0.5% and Less than 1.0%	2	0.15
Between 0.5% and –0.5%	1,315	99.69
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Healthcare Providers ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.08%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,315	99.69
Less than –0.5%	2	0.15

	1,319	100.00%

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Home Construction ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.08%
Greater than 1.0% and Less than 1.5%	1	0.08
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,316	99.76

	1,319	100.00%

iShares U.S. Insurance ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,315	99.69
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0%	2	0.15

	1,319	100.00%

iShares U.S. Medical Devices ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5% and Greater than –1.0%	2	0.15

	1,319	100.00%

iShares U.S. Oil & Gas Exploration & Production ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.15%
Between 0.5% and –0.5%	1,315	99.70
Less than –0.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares U.S. Oil Equipment & Services ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares U.S. Pharmaceuticals ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	3	0.23%
Between 0.5% and –0.5%	1,314	99.61
Less than –0.5% and Greater than –1.0%	1	0.08
Less than –1.0%	1	0.08

	1,319	100.00%

iShares U.S. Regional Banks ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.15%
Greater than 0.5% and Less than 1.0%	1	0.08
Between 0.5% and –0.5%	1,316	99.77

	1,319	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares U.S. Regional Banks ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares U.S. Regional Bank ETF in respect of BFA’s financial year ending December 31, 2014 was USD 103.1 thousand. This figure is comprised of fixed remuneration of USD 41.6 thousand and variable remuneration of USD 61.4 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares U.S. Regional Bank ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 14.3 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 2.6 thousand.

SUPPLEMENTAL INFORMATION	81

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer, iShares Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer, BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	85

Notes

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold, or promoted by S&P Dow Jones Indices, LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-43-0415

APRIL 30, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Morningstar Large-Cap ETF | JKD | NYSE Arca
➢	iShares Morningstar Large-Cap Growth ETF | JKE | NYSE Arca
➢	iShares Morningstar Large-Cap Value ETF | JKF | NYSE Arca
➢	iShares Morningstar Mid-Cap ETF | JKG | NYSE Arca
➢	iShares Morningstar Mid-Cap Growth ETF | JKH | NYSE Arca
➢	iShares Morningstar Mid-Cap Value ETF | JKI | NYSE Arca
➢	iShares Morningstar Small-Cap ETF | JKJ | NYSE Arca
➢	iShares Morningstar Small-Cap Growth ETF | JKK | NYSE Arca
➢	iShares Morningstar Small-Cap Value ETF | JKL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The broad U.S. equity indices posted returns of approximately 13% for the 12-month period ended April 30, 2015 (the “reporting period”). Despite increasing volatility, stocks advanced steadily throughout the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable backdrop for U.S. equity market performance.

During the first half of the reporting period, stocks benefited from improving economic conditions. The U.S. economy grew at a 4.6% annual rate in the second quarter of 2014 and a 5.0% annual rate in the third quarter (the fastest quarterly growth rate in 11 years), led by strong employment growth and rising consumer spending. The increase in economic activity motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015.

In contrast to the U.S., weaker economic growth in other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic growth. The resulting divergence in economic growth and central bank policy between the U.S. and the rest of the world led to a strengthening U.S. dollar. For the reporting period, the U.S. dollar appreciated by 24% against the euro, 17% against the Japanese yen, and 10% against the British pound.

Market volatility increased in the latter half of the reporting period. Investors worried about uncertain outcomes in a series of geopolitical conflicts, most notably in Ukraine and across the Middle East. Energy prices fell sharply in late 2014 and early 2015 amid growing supply — primarily from increased production in the U.S. — and declining global demand. Economic growth in the U.S. slowed as the stronger U.S. dollar made domestic goods more expensive overseas, and severe winter weather in many regions of the country led to declines in retail sales and the housing market. The U.S. economy grew at an annualized rate of 2.2% in the fourth quarter of 2014, and contracted at an annualized rate of 0.70% in the first quarter of 2015.

For the reporting period, large- and mid-capitalization stocks generated the best returns, while small-capitalization stocks lagged. Meanwhile, growth stocks outperformed value stocks across all market capitalizations.

From a sector perspective, healthcare stocks posted the best returns for the reporting period. The healthcare sector has traditionally been a relatively defensive segment of the market, which made it an attractive safe haven during the volatility over the last half of the reporting period. However, healthcare stocks also benefited from strong growth thanks to an aging population, a boom in new biopharmaceutical medications, and increased medical visits resulting from the Affordable Care Act. Other top-performing sectors included information technology and consumer discretionary, both of which were beneficiaries of the ongoing economic recovery.

On the downside, the energy sector was the worst performer, posting a negative return for the reporting period. Plunging energy prices, including a decline of approximately 40% in the price of oil, put downward pressure on earnings for energy companies. Declining energy and commodity prices also weighed on the utilities and materials sectors, which were among the weaker-performing sectors during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.09%	13.09%	13.35%	13.09%	13.09%	13.35%
5 Years	14.79%	14.79%	15.05%	99.33%	99.29%	101.61%
10 Years	9.03%	9.03%	9.25%	137.40%	137.41%	142.26%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,035.50	$1.01	$1,000.00	$1,023.80	$1.00	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

The iShares Morningstar Large-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities, as represented by the Morningstar® Large Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 13.09%, net of fees, while the total return for the Index was 13.35%.

The Index posted a solid return for the reporting period. Large-capitalization stocks outperformed small-capitalization stocks and performed in line with mid-capitalization stocks during the reporting period. Growth-oriented stocks outpaced their value-oriented counterparts, regardless of company size.

For the reporting period, nine of the ten sectors represented in the Index contributed to performance. The healthcare sector was the largest contributor to Index performance, amid increasing drug spending and improving earnings. The consumer staples sector also contributed meaningfully to Index performance, supported by labor market improvements and rising consumer spending. The financials sector posted strong results amid better earnings due to a generally strengthening economy, particularly an improving real estate market. The healthcare, consumer staples, and financials sectors together averaged about 60% of the Index and contributed most of the Index’s return for the reporting period. The information technology and consumer discretionary sectors also contributed significantly to the Index’s performance.

Conversely, the utilities sector declined for the reporting period, although the negative effect on the Index was negligible as the sector averaged less than 1% of the Index during the reporting period. The industrials sector posted a positive return while lagging the broader Index. Energy stocks also trailed the broader Index during the reporting period due to the sharp decline in crude oil prices. The Index had an average weight of approximately 2% in energy stocks, which limited its impact on performance.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Consumer Staples	21.27%
Health Care	19.39
Financials	16.32
Industrials	15.70
Information Technology	14.74
Consumer Discretionary	7.42
Materials	2.40
Energy	2.15
Utilities	0.45
Telecommunication Services	0.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Microsoft Corp.	7.23%
Johnson & Johnson	5.00
Berkshire Hathaway Inc. Class B	4.67
Procter & Gamble Co. (The)	3.89
Bank of America Corp.	3.04
Coca-Cola Co. (The)	2.89
PepsiCo Inc.	2.56
Oracle Corp.	2.53
Philip Morris International Inc.	2.34
CVS Health Corp.	2.02

TOTAL	36.17%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.77%	18.79%	19.08%	18.77%	18.79%	19.08%
5 Years	15.35%	15.35%	15.65%	104.24%	104.22%	106.90%
10 Years	8.83%	8.84%	9.11%	133.15%	133.25%	139.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,063.80	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

The iShares Morningstar Large-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Large Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 18.77%, net of fees, while the total return for the Index was 19.08%.

The Index generated a strong return for the reporting period. Large-capitalization stocks outperformed small-capitalization stocks and performed in line with mid-capitalization stocks. Growth-oriented stocks outpaced their value-oriented counterparts, regardless of company size.

For the reporting period, seven of the eight sectors represented in the Index contributed to results. The information technology sector, which averaged about 34% of the Index for the reporting period, was the largest contributor to the Index’s return, supported by innovations in cloud computing, mobile devices, and cybersecurity. Large, growth-oriented consumer discretionary stocks were also responsible for a large portion of the Index’s performance as consumers benefited from labor market improvements and lower gas prices. The healthcare sector contributed meaningfully to the Index’s return, supported by innovation, increasing drug spending, and improving earnings. The information technology, consumer discretionary, and healthcare sectors together averaged more than 70% of the Index and contributed the majority of the Index’s return for the reporting period.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. Other sectors produced positive results but lagged the broader Index and contributed only slightly to its performance, including the materials, industrials, consumer staples, and financials sectors.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Information Technology	33.45%
Consumer Discretionary	23.53
Health Care	16.68
Financials	8.63
Energy	6.63
Industrials	4.98
Consumer Staples	3.08
Materials	3.02

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Apple Inc.	12.72%
Walt Disney Co. (The)	2.97
Facebook Inc. Class A	2.89
Amazon.com Inc.	2.80
Google Inc. Class A	2.73
Google Inc. Class C	2.69
Gilead Sciences Inc.	2.61
Comcast Corp. Class A	2.56
Home Depot Inc. (The)	2.46
Visa Inc. Class A	2.24

TOTAL	36.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.42%	6.42%	6.71%	6.42%	6.42%	6.71%
5 Years	11.75%	11.75%	12.06%	74.27%	74.27%	76.71%
10 Years	5.84%	5.84%	6.11%	76.43%	76.47%	81.01%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,026.40	$1.26	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

The iShares Morningstar Large-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of large-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Large Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 6.42%, net of fees, while the total return for the Index was 6.71%.

The Index posted a modest return for the reporting period. Large-capitalization stocks outperformed small-capitalization stocks and performed in line with mid-capitalization stocks. Value-oriented stocks lagged their growth-oriented counterparts, regardless of company size.

For the reporting period, nine of the ten sectors represented in the Index contributed to results. The financials sector, which averaged about 24% of the Index for the reporting period, was the largest contributor to Index performance, supported by better earnings due to a generally strengthening economy, particularly an improving real estate market. The healthcare sector also contributed meaningfully to the Index’s performance amid increasing drug spending and improving earnings. The information technology sector contributed to Index gains, supported by innovations in cloud computing, mobile devices, and security. The financials, healthcare and information technology sectors together averaged about 47% of the Index and contributed most of the Index’s return for the reporting period.

Conversely, the energy sector declined during the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. Other sectors produced positive results but lagged the broader Index and contributed only slightly to its performance, including the materials, consumer discretionary, and utilities sectors.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	25.39%
Energy	18.39
Information Technology	11.81
Health Care	10.27
Industrials	8.91
Telecommunication Services	8.35
Utilities	6.98
Consumer Staples	4.79
Materials	2.89
Consumer Discretionary	2.22

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Exxon Mobil Corp.	7.39%
General Electric Co.	5.50
Wells Fargo & Co.	5.21
JPMorgan Chase & Co.	4.76
Verizon Communications Inc.	4.23
Chevron Corp.	4.21
Pfizer Inc.	4.19
AT&T Inc.	3.62
Merck & Co. Inc.	3.41
Citigroup Inc.	3.26

TOTAL	45.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.09%	15.14%	15.35%	15.09%	15.14%	15.35%
5 Years	16.32%	16.33%	16.58%	112.98%	112.99%	115.34%
10 Years	10.64%	10.66%	10.89%	174.93%	175.27%	181.06%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,063.40	$1.28	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® Mid Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 15.09%, net of fees, while the total return for the Index was 15.35%.

The Index generated a solid return for the reporting period. Mid-capitalization stocks outperformed small-capitalization stocks and performed in line with large-capitalization stocks. Growth-oriented stocks outpaced their value-oriented counterparts, regardless of company size.

For the reporting period, seven of the nine sectors represented in the Index contributed to performance. The information technology sector was the largest contributor to the Index’s results, supported by innovations in cloud computing, mobile devices and security. Consumer discretionary stocks were also responsible for a large portion of the Index’s performance as consumers have benefited from labor market improvements and lower gas prices. The financials sector contributed significantly to Index performance amid better earnings due to a generally strengthening economy, particularly an improving real estate market. The healthcare sector was another large contributor to the Index’s return amid significant initial public offering activity in 2014, increased drug spending, and improved earnings. The materials and consumer staples sectors also contributed meaningfully to Index performance during the reporting period.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. The utilities sector also fell, although the effect on the Index’s performance was negligible as the sector averaged less than 1% of the Index on average during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	19.59%
Consumer Discretionary	18.40
Information Technology	18.27
Industrials	17.79
Health Care	7.43
Materials	7.39
Energy	7.03
Consumer Staples	3.46
Utilities	0.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Analog Devices Inc.	1.21%
Electronic Arts Inc.	1.14
Fidelity National Information Services Inc.	1.12
Invesco Ltd.	1.12
Cheniere Energy Inc.	1.06
Sigma-Aldrich Corp.	1.05
Rockwell Automation Inc.	1.01
Northern Trust Corp.	1.01
Paychex Inc.	1.00
Stanley Black & Decker Inc.	0.98

TOTAL	10.70%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.78%	16.87%	17.03%	16.78%	16.87%	17.03%
5 Years	14.90%	14.93%	15.17%	100.30%	100.50%	102.60%
10 Years	10.62%	10.64%	10.89%	174.38%	174.90%	181.04%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,082.30	$1.55	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Mid Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 16.78%, net of fees, while the total return for the Index was 17.03%.

The Index generated a solid return for the reporting period. Mid-capitalization stocks outperformed small-capitalization stocks and performed in line with large-capitalization stocks. Growth-oriented stocks outpaced their value-oriented counterparts, regardless of company size.

For the reporting period, seven of the ten sectors represented in the Index contributed to results. The healthcare sector was the largest contributor to the Index’s return amid significant initial public offering activity in 2014, increased drug spending, and improved earnings. The information technology sector also contributed meaningfully to the Index’s performance, supported by positive secular growth trends such as innovations in cloud computing, mobile devices, and security. Consumer discretionary stocks were also responsible for a significant portion of the Index’s gains as consumers benefited from labor market improvements and lower gas prices. The healthcare, information technology, and consumer discretionary sectors together averaged almost 55% of the Index and contributed most of the Index’s return for the reporting period.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. The materials and utilities sectors also fell, but their effects on the Index’s results were minor as they represented a relatively small part of the Index during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Consumer Discretionary	21.72%
Information Technology	20.72
Industrials	17.57
Health Care	15.23
Financials	8.21
Energy	6.89
Consumer Staples	4.92
Telecommunication Services	2.10
Materials	1.78
Utilities	0.86

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

O’Reilly Automotive Inc.	1.45%
Ross Stores Inc.	1.34
Monster Beverage Corp.	1.31
Constellation Brands Inc. Class A	1.28
Alliance Data Systems Corp.	1.22
Fiserv Inc.	1.21
Intuitive Surgical Inc.	1.19
Skyworks Solutions Inc.	1.15
BioMarin Pharmaceutical Inc.	1.15
Whole Foods Market Inc.	1.13

TOTAL	12.43%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.13%	8.09%	8.43%	8.13%	8.09%	8.43%
5 Years	14.01%	14.02%	14.34%	92.63%	92.70%	95.43%
10 Years	9.12%	9.14%	9.42%	139.39%	139.78%	146.11%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,041.60	$1.52	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Mid Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 8.13%, net of fees, while the total return for the Index was 8.43%.

The Index posted a moderate return for the reporting period. Mid-capitalization stocks outperformed small-capitalization stocks and performed in line with large-capitalization stocks. Value-oriented stocks trailed their growth-oriented counterparts, regardless of company size.

For the reporting period, nine of the ten sectors represented in the Index contributed to results. The financials sector, which averaged about 26% of the Index for the reporting period, was the largest contributor to the Index’s return, supported by better earnings due to a generally strengthening economy, particularly an improving real estate market. The healthcare sector contributed meaningfully to the Index’s performance amid rising drug spending and an improvement in earnings. Consumer discretionary stocks were also responsible for a significant portion of the Index’s return as consumers benefited from labor market improvements and lower gas prices. The financials, health care, and consumer discretionary sectors together averaged about 42% of the Index and contributed most of the Index’s return for the reporting period.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. Other sectors produced positive returns but lagged the broader Index and contributed only slightly to performance, including the telecommunication services and utilities sectors.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	27.71%
Utilities	16.50
Consumer Discretionary	11.78
Materials	9.43
Information Technology	9.27
Consumer Staples	8.59
Industrials	6.41
Energy	5.05
Health Care	4.70
Telecommunication Services	0.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Xcel Energy Inc.	1.20%
Symantec Corp.	1.19
M&T Bank Corp.	1.12
Eversource Energy	1.08
ConAgra Foods Inc.	1.08
FirstEnergy Corp.	1.06
Hospira Inc.	1.05
Endo International PLC	1.05
Lincoln National Corp.	1.02
Kohl’s Corp.	1.02

TOTAL	10.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.27%	9.25%	9.39%	9.27%	9.25%	9.39%
5 Years	12.80%	12.80%	12.95%	82.58%	82.64%	83.83%
10 Years	9.64%	9.65%	9.81%	151.08%	151.32%	154.92%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,039.60	$1.26	$1,000.00	$1,023.60	$1.25	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® Small Core IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 9.27%, net of fees, while the total return for the Index was 9.39%.

The Index generated a solid return for the reporting period. Small-capitalization stocks underperformed mid- and large-capitalization stocks. Growth-oriented stocks outpaced their value-oriented counterparts, regardless of company size.

For the reporting period, six of the ten sectors in the Index contributed to results. The information technology sector was the largest contributor to the Index’s return, supported by innovations in cloud computing, mobile devices, and security. Consumer discretionary stocks were also responsible for a large portion of the Index’s performance as consumers have benefited from labor market improvements and lower gas prices. The financials sector contributed meaningfully to the Index’s return amid better earnings due to a generally strengthening economy, particularly an improving real estate market. The information technology, consumer discretionary, and financials sectors together averaged about 59% of the Index and contributed the majority of the Index’s return for the reporting period. The healthcare sector also contributed significantly to the Index’s performance amid significant initial public offering activity in 2014, increased drug spending, and an improvement in earnings.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. The industrials, materials, and telecommunication services sectors hindered the Index’s performance to a lesser degree.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	23.60%
Consumer Discretionary	20.13
Industrials	16.64
Information Technology	15.31
Health Care	10.31
Materials	6.07
Consumer Staples	3.92
Energy	3.56
Utilities	0.27
Telecommunication Services	0.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Qorvo Inc.	1.92%
Receptos Inc.	0.90
Home Properties Inc.	0.84
Teradyne Inc.	0.78
STERIS Corp.	0.78
HealthSouth Corp.	0.78
Cytec Industries Inc.	0.78
Burlington Stores Inc.	0.76
Synovus Financial Corp.	0.74
Verint Systems Inc.	0.73

TOTAL	9.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.35%	11.31%	11.42%	11.35%	11.31%	11.42%
5 Years	14.64%	14.65%	14.74%	98.01%	98.09%	98.86%
10 Years	9.93%	9.96%	10.11%	157.74%	158.33%	161.87%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.10	$1.53	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® Small Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 11.35%, net of fees, while the total return for the Index was 11.42%.

The Index posted a solid return for the reporting period. Small-capitalization stocks underperformed mid- and large-capitalization stocks. Growth-oriented stocks outpaced their value-oriented counterparts, regardless of company size.

For the reporting period, six of the ten sectors in the Index contributed to results. The healthcare sector was the largest contributor to the Index’s return amid significant initial public offering activity in 2014, increased drug spending, and an improvement in earnings. The information technology sector also contributed meaningfully to the Index’s performance, supported by innovations in cloud computing, mobile devices, and security. The financials sector helped the Index’s return amid better earnings due to a generally strengthening economy, particularly an improving real estate market. The healthcare, information technology, and financials sectors together represented about 61% of the Index on average and contributed most of the Index’s return for the reporting period.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. The materials, industrials, and telecommunication services sectors also fell, but their negative effects on the Index’s performance were modest. Other sectors produced positive results but lagged the broader Index and contributed only slightly to performance, including the utilities and consumer staples sectors.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Information Technology	28.75%
Health Care	20.48
Consumer Discretionary	14.98
Financials	14.24
Industrials	12.57
Energy	3.79
Consumer Staples	3.18
Materials	0.96
Utilities	0.61
Telecommunication Services	0.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

DexCom Inc.	1.02%
Zebra Technologies Corp. Class A	0.98
MAXIMUS Inc.	0.88
Kate Spade & Co.	0.87
Tyler Technologies Inc.	0.85
Cepheid	0.83
NorthStar Asset Management Group Inc./New York	0.83
Aspen Technology Inc.	0.81
Manhattan Associates Inc.	0.81
Cognex Corp.	0.81

TOTAL	8.69%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.83%	7.79%	8.06%	7.83%	7.79%	8.06%
5 Years	13.09%	13.09%	13.35%	84.95%	84.95%	87.09%
10 Years	10.05%	10.06%	10.32%	160.44%	160.72%	166.96%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.60	$1.51	$1,000.00	$1,023.30	$1.51	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® Small Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 7.83%, net of fees, while the total return for the Index was 8.06%.

The Index posted a solid return for the reporting period. Small-capitalization stocks underperformed mid- and large-capitalization stocks. Value-oriented stocks trailed their growth-oriented counterparts, regardless of company size.

For the reporting period, seven of the ten sectors represented in the Index contributed to results. The financials sector, which represented about 37% of the Index on average for the reporting period, was the largest contributor to the Index’s return, supported by better earnings due to a generally strengthening economy, particularly an improving real estate market. The healthcare sector also contributed meaningfully to the Index’s performance amid increased drug spending and improved earnings. Consumer discretionary stocks contributed significantly to the Index’s return as consumers benefited from labor market improvements and lower gas prices. The financials, healthcare, and consumer discretionary sectors together averaged about 53% of the Index and contributed most of the Index’s return for the reporting period.

Conversely, the energy sector declined for the reporting period, as oil and natural gas prices collapsed in the second half of 2014 amid ample supplies, a strong U.S. dollar and modest demand. The materials and telecommunication services sectors also declined. The materials sector’s negative effect on the Index’s performance was modest, while the effects from telecommunication services, which averaged less than 1% of the Index, was negligible.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	37.62%
Consumer Discretionary	13.01
Utilities	11.10
Industrials	10.03
Information Technology	9.49
Materials	6.86
Energy	4.76
Health Care	4.32
Consumer Staples	2.16
Telecommunication Services	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

JetBlue Airways Corp.	1.07%
Exelis Inc.	0.91
Office Depot Inc.	0.90
Cypress Semiconductor Corp.	0.84
Berry Plastics Group Inc.	0.81
Health Net Inc./CA	0.81
World Fuel Services Corp.	0.79
Outfront Media Inc.	0.78
First American Financial Corp.	0.75
Alere Inc.	0.74

TOTAL	8.40%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.76%

AEROSPACE & DEFENSE — 6.19%
Boeing Co. (The)	79,096	$11,337,622
General Dynamics Corp.	38,058	5,226,124
Honeywell International Inc.	94,508	9,537,747
Raytheon Co.	37,114	3,859,856
United Technologies Corp.	99,785	11,350,544

		41,311,893
AIR FREIGHT & LOGISTICS — 0.81%
FedEx Corp.	31,820	5,395,717

		5,395,717
AIRLINES — 1.04%
American Airlines Group Inc.	86,624	4,182,640
United Continental Holdings Inc.[a]	46,411	2,772,593

		6,955,233
AUTO COMPONENTS — 0.60%
Johnson Controls Inc.	79,392	3,999,769

		3,999,769
BANKS — 4.41%
Bank of America Corp.	1,270,137	20,233,283
U.S. Bancorp/MN	215,084	9,220,651

		29,453,934
BEVERAGES — 5.43%
Coca-Cola Co. (The)	474,466	19,244,341
PepsiCo Inc.	178,985	17,025,053

		36,269,394
CAPITAL MARKETS — 2.88%
Ameriprise Financial Inc.	22,050	2,762,424
Bank of New York Mellon Corp. (The)	134,524	5,695,746
Morgan Stanley	186,185	6,946,562
State Street Corp.	49,796	3,840,268

		19,245,000
CHEMICALS — 1.70%
Air Products & Chemicals Inc.	23,291	3,340,628
EI du Pont de Nemours & Co.	109,334	8,003,249

		11,343,877
COMMERCIAL SERVICES & SUPPLIES — 0.30%
Tyco International PLC	50,748	1,998,456

		1,998,456
CONSUMER FINANCE — 1.23%
American Express Co.	105,840	8,197,308

		8,197,308

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 5.18%
Berkshire Hathaway Inc. Class Ba	220,187	$31,092,606
CME Group Inc./IL	38,305	3,482,308

		34,574,914
ELECTRICAL EQUIPMENT — 1.32%
Eaton Corp. PLC	57,323	3,939,810
Emerson Electric Co.	82,756	4,868,535

		8,808,345
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.49%
TE Connectivity Ltd.	49,068	3,265,475

		3,265,475
ENERGY EQUIPMENT & SERVICES — 1.69%
Baker Hughes Inc.	52,484	3,593,055
Halliburton Co.	102,623	5,023,396
National Oilwell Varco Inc.	49,523	2,694,546

		11,310,997
FOOD & STAPLES RETAILING — 3.72%
CVS Health Corp.	135,867	13,490,235
Sysco Corp.	71,557	2,649,756
Walgreens Boots Alliance Inc.	105,294	8,732,031

		24,872,022
FOOD PRODUCTS — 1.43%
Kellogg Co.	30,588	1,937,138
Mondelez International Inc. Class A	199,194	7,643,074

		9,580,212
HEALTH CARE EQUIPMENT & SUPPLIES — 6.01%
Abbott Laboratories	182,213	8,458,327
Baxter International Inc.	65,532	4,504,670
Becton Dickinson and Co.	25,221	3,552,882
Boston Scientific Corp.[a]	160,724	2,864,102
Medtronic PLC	172,067	12,810,388
St. Jude Medical Inc.	33,970	2,379,599
Stryker Corp.	36,138	3,333,369
Zimmer Holdings Inc.	20,530	2,255,015

		40,158,352
HEALTH CARE PROVIDERS & SERVICES — 5.70%
Aetna Inc.	42,474	4,539,196
AmerisourceBergen Corp.	25,204	2,880,817
Cardinal Health Inc.	39,874	3,362,973
Cigna Corp.	31,218	3,891,012
Express Scripts Holding Co.[a]	87,781	7,584,279
Humana Inc.	18,070	2,992,392

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2015

Security	Shares	Value
UnitedHealth Group Inc.	115,158	$12,828,601

		38,079,270
HOTELS, RESTAURANTS & LEISURE — 2.04%
Carnival Corp.	54,421	2,392,891
McDonald’s Corp.	116,051	11,204,724

		13,597,615
HOUSEHOLD PRODUCTS — 5.64%
Colgate-Palmolive Co.	102,963	6,927,351
Kimberly-Clark Corp.	44,138	4,841,497
Procter & Gamble Co. (The)	326,057	25,924,792

		37,693,640
INDUSTRIAL CONGLOMERATES — 1.80%
3M Co.	76,645	11,986,512

		11,986,512
INSURANCE — 1.04%
Aon PLC	33,848	3,257,193
Marsh & McLennan Companies Inc.	65,077	3,654,724

		6,911,917
IT SERVICES — 1.05%
Accenture PLC Class A	75,852	7,027,688

		7,027,688
LIFE SCIENCES TOOLS & SERVICES — 0.25%
Agilent Technologies Inc.	40,569	1,678,340

		1,678,340
MACHINERY — 3.00%
Caterpillar Inc.	73,200	6,359,616
Cummins Inc.	20,343	2,812,623
Illinois Tool Works Inc.	42,162	3,945,520
Ingersoll-Rand PLC	31,815	2,094,700
PACCAR Inc.	42,827	2,798,744
Parker-Hannifin Corp.	17,196	2,052,515

		20,063,718
MEDIA — 2.67%
DIRECTV[a]	60,724	5,507,970
DISH Network Corp. Class Aa	25,620	1,733,449
Omnicom Group Inc.	29,812	2,258,557
Time Warner Cable Inc.	33,926	5,276,172
Viacom Inc. Class B NVS	44,110	3,063,440

		17,839,588
METALS & MINING — 0.70%
Alcoa Inc.	147,692	1,982,027
Nucor Corp.	38,547	1,883,406

Security	Shares	Value
Southern Copper Corp.	24,728	$805,638

		4,671,071
MULTI-UTILITIES — 0.45%
Sempra Energy	27,966	2,969,150

		2,969,150
MULTILINE RETAIL — 1.31%
Macy’s Inc.	41,146	2,659,266
Target Corp.	76,919	6,063,525

		8,722,791
OIL, GAS & CONSUMABLE FUELS — 0.45%
Spectra Energy Corp.	81,066	3,019,709

		3,019,709
PHARMACEUTICALS — 7.38%
AbbVie Inc.	192,456	12,444,205
Johnson & Johnson	335,705	33,301,936
Mylan NVa	49,112	3,548,833

		49,294,974
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.55%
HCP Inc.	55,665	2,242,743
Public Storage	17,532	3,294,438
Ventas Inc.	40,842	2,814,014
Weyerhaeuser Co.	63,432	1,998,742

		10,349,937
ROAD & RAIL — 1.21%
CSX Corp.	119,638	4,317,735
Norfolk Southern Corp.	37,127	3,744,258

		8,061,993
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.45%
Applied Materials Inc.	148,408	2,936,994
Broadcom Corp. Class A	65,847	2,910,767
Micron Technology Inc.[a]	130,123	3,660,360
Texas Instruments Inc.	126,452	6,854,963

		16,363,084
SOFTWARE — 9.74%
Microsoft Corp.	990,487	48,177,287
Oracle Corp.	387,064	16,883,732

		65,061,019
SPECIALTY RETAIL — 0.79%
AutoZone Inc.[a,b]	3,857	2,594,449
L Brands Inc.	29,702	2,654,171

		5,248,620

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP ETF

April 30, 2015

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.97%
EMC Corp./MA	240,084	$6,460,660

		6,460,660
TOBACCO — 4.98%
Altria Group Inc.	237,785	11,901,139
Lorillard Inc.	43,494	3,038,491
Philip Morris International Inc.	186,780	15,590,527
Reynolds American Inc.	37,224	2,728,519

		33,258,676
WIRELESS TELECOMMUNICATION SERVICES — 0.16%
T-Mobile U.S. Inc.[a]	32,125	1,093,535

		1,093,535

TOTAL COMMON STOCKS
(Cost: $574,327,168)		666,194,405

SHORT-TERM INVESTMENTS — 0.53%

MONEY MARKET FUNDS — 0.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	2,542,057	2,542,057
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	142,801	142,801
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	881,119	881,119

		3,565,977

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,565,977)		3,565,977

TOTAL INVESTMENTS IN SECURITIES — 100.29%
(Cost: $577,893,145)		669,760,382
Other Assets, Less Liabilities — (0.29)%		(1,928,189)

NET ASSETS — 100.00%		$667,832,193

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 0.51%
Precision Castparts Corp.	17,921	$3,704,092

		3,704,092
AIR FREIGHT & LOGISTICS — 1.22%
United Parcel Service Inc. Class B	87,926	8,839,201

		8,839,201
AIRLINES — 0.48%
Southwest Airlines Co.	85,462	3,466,339

		3,466,339
AUTO COMPONENTS — 0.42%
Delphi Automotive PLC	36,678	3,044,274

		3,044,274
AUTOMOBILES — 0.38%
Tesla Motors Inc.[a,b]	12,267	2,772,955

		2,772,955
BEVERAGES — 0.25%
Brown-Forman Corp. Class B	19,753	1,782,313

		1,782,313
BIOTECHNOLOGY — 9.43%
Alexion Pharmaceuticals Inc.[a]	25,566	4,326,534
Amgen Inc.	96,012	15,161,255
Biogen Inc.[a]	29,684	11,099,738
Celgene Corp.[a]	101,291	10,945,505
Gilead Sciences Inc.[a]	188,441	18,940,205
Regeneron Pharmaceuticals Inc.[a]	9,330	4,268,102
Vertex Pharmaceuticals Inc.[a]	30,606	3,773,108

		68,514,447
CAPITAL MARKETS — 2.31%
BlackRock Inc.[c]	16,051	5,841,601
Charles Schwab Corp. (The)	145,895	4,449,798
Franklin Resources Inc.	49,627	2,558,768
T Rowe Price Group Inc.	33,029	2,681,294
TD Ameritrade Holding Corp.	34,439	1,248,414

		16,779,875
CHEMICALS — 3.01%
Ecolab Inc.	34,049	3,812,807
Monsanto Co.	61,145	6,968,084
PPG Industries Inc.	17,211	3,813,269
Praxair Inc.	36,537	4,454,957
Sherwin-Williams Co. (The)	10,205	2,836,990

		21,886,107

Security	Shares	Value
COMMUNICATIONS EQUIPMENT — 1.95%
QUALCOMM Inc.	208,704	$14,191,872

		14,191,872
DIVERSIFIED FINANCIAL SERVICES — 1.27%
Intercontinental Exchange Inc.	14,175	3,182,713
McGraw Hill Financial Inc.	34,573	3,605,964
Moody’s Corp.	22,528	2,422,210

		9,210,887
ENERGY EQUIPMENT & SERVICES — 2.10%
Schlumberger Ltd.	161,354	15,265,702

		15,265,702
FOOD & STAPLES RETAILING — 1.69%
Costco Wholesale Corp.	55,666	7,963,022
Kroger Co. (The)	62,142	4,282,205

		12,245,227
FOOD PRODUCTS — 0.82%
Hershey Co. (The)	18,742	1,722,765
Keurig Green Mountain Inc.	15,360	1,787,443
Mead Johnson Nutrition Co.	25,628	2,458,238

		5,968,446
HEALTH CARE PROVIDERS & SERVICES — 0.91%
McKesson Corp.	29,460	6,581,364

		6,581,364
HEALTH CARE TECHNOLOGY — 0.38%
Cerner Corp.[a]	38,625	2,773,661

		2,773,661
HOTELS, RESTAURANTS & LEISURE — 3.27%
Chipotle Mexican Grill Inc.[a]	3,930	2,441,866
Hilton Worldwide Holdings Inc.[a]	52,379	1,516,896
Las Vegas Sands Corp.	46,521	2,460,031
Marriott International Inc./MD Class A	26,279	2,103,634
Starbucks Corp.	189,730	9,406,813
Wynn Resorts Ltd.	10,260	1,139,578
Yum! Brands Inc.	54,798	4,710,436

		23,779,254
INDUSTRIAL CONGLOMERATES — 0.88%
Danaher Corp.	77,687	6,361,012

		6,361,012
INTERNET & CATALOG RETAIL — 4.50%
Amazon.com Inc.[a]	48,179	20,320,939
Netflix Inc.[a,b]	7,646	4,254,999
Priceline Group Inc. (The)[a]	6,572	8,134,887

		32,710,825

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 10.87%
eBay Inc.[a]	139,317	$8,116,608
Facebook Inc. Class Aa	265,600	20,921,312
Google Inc. Class Aa	36,130	19,827,060
Google Inc. Class Ca	36,305	19,508,336
LinkedIn Corp. Class Aa,b	13,341	3,363,666
Twitter Inc.[a]	64,943	2,530,179
Yahoo! Inc.[a]	110,127	4,687,556

		78,954,717
IT SERVICES — 5.09%
Automatic Data Processing Inc.	60,111	5,081,784
Cognizant Technology Solutions Corp. Class Aa	77,106	4,513,785
MasterCard Inc. Class A	123,508	11,141,657
Visa Inc. Class A	245,443	16,211,510

		36,948,736
LIFE SCIENCES TOOLS & SERVICES — 1.32%
Illumina Inc.[a]	17,948	3,306,919
Thermo Fisher Scientific Inc.	50,193	6,308,256

		9,615,175
MEDIA — 8.50%
CBS Corp. Class B NVS	57,837	3,593,413
Comcast Corp. Class A	321,498	18,569,724
Sirius XM Holdings Inc.[a]	332,247	1,312,376
Time Warner Inc.	105,078	8,869,634
Twenty-First Century Fox Inc. Class A	231,340	7,884,067
Walt Disney Co. (The)	197,828	21,507,860

		61,737,074
MULTILINE RETAIL — 0.39%
Dollar General Corp.	38,438	2,794,827

		2,794,827
OIL, GAS & CONSUMABLE FUELS — 4.52%
Anadarko Petroleum Corp.	64,089	6,030,775
Continental Resources Inc./OKa,b	10,734	564,930
EOG Resources Inc.	69,389	6,866,042
Kinder Morgan Inc./DE	215,596	9,259,848
Noble Energy Inc.	48,993	2,484,925
Pioneer Natural Resources Co.	18,871	3,260,531
Williams Companies Inc. (The)	85,110	4,356,781

		32,823,832
PERSONAL PRODUCTS — 0.32%
Estee Lauder Companies Inc. (The) Class A	28,257	2,297,012

		2,297,012

Security	Shares	Value
PHARMACEUTICALS — 4.61%
Actavis PLC[a]	49,404	$13,974,416
Bristol-Myers Squibb Co.	210,293	13,401,973
Perrigo Co. PLC	17,837	3,269,165
Zoetis Inc.	63,441	2,818,049

		33,463,603
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.04%
American Tower Corp.	53,452	5,052,817
AvalonBay Communities Inc.	16,684	2,741,849
Boston Properties Inc.	19,406	2,567,608
Crown Castle International Corp.	42,202	3,525,133
Equity Residential	45,989	3,396,747
General Growth Properties Inc.	79,589	2,180,739
Health Care REIT Inc.	44,171	3,181,195
Host Hotels & Resorts Inc.	95,956	1,932,554
Prologis Inc.	64,878	2,608,096
Simon Property Group Inc.	39,329	7,137,820
Vornado Realty Trust	22,135	2,290,751

		36,615,309
ROAD & RAIL — 1.63%
Union Pacific Corp.	111,501	11,844,751

		11,844,751
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.52%
Avago Technologies Ltd.	32,447	3,792,405

		3,792,405
SOFTWARE — 2.01%
Adobe Systems Inc.[a]	60,183	4,577,519
Intuit Inc.	34,982	3,509,744
salesforce.com inc.[a]	76,536	5,573,351
VMware Inc. Class Aa,b	10,919	961,964

		14,622,578
SPECIALTY RETAIL — 4.39%
Home Depot Inc. (The)	166,733	17,837,096
Lowe’s Companies Inc.	123,093	8,476,184
TJX Companies Inc. (The)	86,375	5,574,643

		31,887,923
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 12.95%
Apple Inc.	736,956	92,230,043
SanDisk Corp.	26,989	1,806,644

		94,036,687
TEXTILES, APPAREL & LUXURY GOODS — 1.64%
NIKE Inc. Class B	88,538	8,751,096

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
VF Corp.	43,315	$3,137,305

		11,888,401
TRADING COMPANIES & DISTRIBUTORS — 0.26%
WW Grainger Inc.[b]	7,578	1,882,603

		1,882,603

TOTAL COMMON STOCKS
(Cost: $508,547,190)		725,083,486

SHORT-TERM INVESTMENTS — 1.40%

MONEY MARKET FUNDS — 1.40%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	8,641,747	8,641,747
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	485,455	485,455
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	1,021,338	1,021,338

		10,148,540

TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,148,540)		10,148,540

TOTAL INVESTMENTS IN SECURITIES — 101.24%
(Cost: $518,695,730)		735,232,026
Other Assets, Less Liabilities — (1.24)%		(8,984,164)

NET ASSETS — 100.00%		$726,247,862

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 1.62%
Lockheed Martin Corp.	16,496	$3,078,154
Northrop Grumman Corp.	12,209	1,880,674

		4,958,828
AIRLINES — 0.74%
Delta Air Lines Inc.	50,704	2,263,427

		2,263,427
AUTOMOBILES — 2.21%
Ford Motor Co.	243,276	3,843,761
General Motors Co.	83,185	2,916,466

		6,760,227
BANKS — 15.49%
BB&T Corp.	44,379	1,699,272
Citigroup Inc.	186,578	9,948,339
Fifth Third Bancorp	49,994	999,880
JPMorgan Chase & Co.	229,289	14,504,822
PNC Financial Services Group Inc. (The)[a]	32,020	2,937,195
SunTrust Banks Inc.	32,199	1,336,259
Wells Fargo & Co.	288,345	15,887,809

		47,313,576
CAPITAL MARKETS — 1.60%
Goldman Sachs Group Inc. (The)	24,915	4,893,804

		4,893,804
CHEMICALS — 1.94%
Dow Chemical Co. (The)	66,922	3,413,022
LyondellBasell Industries NV Class A	24,360	2,521,747

		5,934,769
COMMERCIAL SERVICES & SUPPLIES — 0.43%
Waste Management Inc.	26,211	1,298,231

		1,298,231
COMMUNICATIONS EQUIPMENT — 2.96%
Cisco Systems Inc.	313,935	9,050,746

		9,050,746
CONSUMER FINANCE — 1.50%
Capital One Financial Corp.	33,922	2,742,594
Discover Financial Services	27,539	1,596,436
Synchrony Financial[b]	7,671	238,951

		4,577,981

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.25%
AT&T Inc.	319,190	$11,056,742
CenturyLink Inc.	34,768	1,250,257
Verizon Communications Inc.	255,554	12,890,144

		25,197,143
ELECTRIC UTILITIES — 4.83%
American Electric Power Co. Inc.	30,142	1,714,176
Duke Energy Corp.	43,512	3,375,226
Edison International	20,000	1,218,800
Exelon Corp.	52,927	1,800,576
NextEra Energy Inc.	27,270	2,752,361
PPL Corp.	41,087	1,398,191
Southern Co. (The)	55,964	2,479,205

		14,738,535
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.54%
Corning Inc.	78,265	1,638,086

		1,638,086
FOOD & STAPLES RETAILING — 2.48%
Wal-Mart Stores Inc.	97,129	7,580,918

		7,580,918
FOOD PRODUCTS — 2.30%
Archer-Daniels-Midland Co.	39,039	1,908,227
General Mills Inc.	37,150	2,055,881
Kraft Foods Group Inc.	36,159	3,064,475

		7,028,583
HEALTH CARE PROVIDERS & SERVICES — 1.25%
Anthem Inc.	16,409	2,476,611
HCA Holdings Inc.[b]	18,137	1,342,319

		3,818,930
INDUSTRIAL CONGLOMERATES — 5.49%
General Electric Co.	618,986	16,762,141

		16,762,141
INSURANCE — 6.76%
ACE Ltd.	20,093	2,149,750
Aflac Inc.	27,019	1,703,278
Allstate Corp. (The)	25,633	1,785,595
American International Group Inc.	84,401	4,750,932
Chubb Corp. (The)	14,221	1,398,635
Hartford Financial Services Group Inc. (The)	25,840	1,053,497
MetLife Inc.	68,718	3,524,546
Prudential Financial Inc.	27,930	2,279,088
Travelers Companies Inc. (The)	19,776	1,999,552

		20,644,873

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR LARGE-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
IT SERVICES — 3.17%
International Business Machines Corp.	56,532	$9,683,366

		9,683,366
MACHINERY — 0.62%
Deere & Co.	20,897	1,891,596

		1,891,596
METALS & MINING — 0.49%
Freeport-McMoRan Inc.	63,832	1,485,371

		1,485,371
MULTI-UTILITIES — 2.14%
Consolidated Edison Inc.	17,979	1,106,607
Dominion Resources Inc./VA	36,171	2,592,737
PG&E Corp.	29,339	1,552,620
Public Service Enterprise Group Inc.	31,072	1,290,731

		6,542,695
OIL, GAS & CONSUMABLE FUELS — 18.36%
Apache Corp.	23,207	1,587,359
Chevron Corp.	115,630	12,841,868
ConocoPhillips	75,732	5,143,717
Devon Energy Corp.	23,797	1,623,193
Exxon Mobil Corp.	257,972	22,539,014
Hess Corp.	14,914	1,146,887
Marathon Oil Corp.	41,431	1,288,504
Marathon Petroleum Corp.	16,811	1,657,060
Occidental Petroleum Corp.	47,386	3,795,619
Phillips 66	33,424	2,650,857
Valero Energy Corp.	31,690	1,803,161

		56,077,239
PAPER & FOREST PRODUCTS — 0.46%
International Paper Co.	25,956	1,394,356

		1,394,356
PHARMACEUTICALS — 9.01%
Eli Lilly & Co.	60,130	4,321,543
Merck & Co. Inc.	174,546	10,395,960
Pfizer Inc.	376,920	12,788,895

		27,506,398
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.10%
Intel Corp.	291,258	9,480,448

		9,480,448

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.02%
Hewlett-Packard Co.	111,773	$3,685,156
Seagate Technology PLC	20,154	1,183,443
Western Digital Corp.	13,331	1,302,972

		6,171,571
WIRELESS TELECOMMUNICATION SERVICES — 0.08%
Sprint Corp.[b]	48,529	248,954

		248,954

TOTAL COMMON STOCKS
(Cost: $273,795,108)		304,942,792

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,c]	161,421	161,421

		161,421

TOTAL SHORT-TERM INVESTMENTS
(Cost: $161,421)		161,421

TOTAL INVESTMENTS IN SECURITIES — 99.89%
(Cost: $273,956,529)		305,104,213
Other Assets, Less Liabilities — 0.11%		329,343

NET ASSETS — 100.00%		$305,433,556

[a]	Affiliated issuer. See Note 2.
[b]	Non-income earning security.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.83%

AEROSPACE & DEFENSE — 1.05%
Rockwell Collins Inc.	43,087	$4,193,658
Teledyne Technologies Inc.[a]	11,418	1,198,547

		5,392,205
AIR FREIGHT & LOGISTICS — 1.15%
CH Robinson Worldwide Inc.	47,422	3,053,502
Expeditors International of Washington Inc.	62,148	2,848,243

		5,901,745
AIRLINES — 0.53%
Alaska Air Group Inc.	42,550	2,725,753

		2,725,753
AUTO COMPONENTS — 0.54%
Lear Corp.	25,290	2,807,949

		2,807,949
BANKS — 0.97%
First Republic Bank/CA	42,075	2,452,551
People’s United Financial Inc.	100,107	1,512,617
Prosperity Bancshares Inc.	19,491	1,039,650

		5,004,818
BUILDING PRODUCTS — 1.24%
Allegion PLC	31,166	1,905,801
Masco Corp.	113,289	3,001,026
Owens Corning	38,232	1,478,049

		6,384,876
CAPITAL MARKETS — 3.86%
E*TRADE Financial Corp.[a]	93,597	2,694,658
Eaton Vance Corp. NVS	38,440	1,579,115
Invesco Ltd.	139,089	5,761,066
LPL Financial Holdings Inc.	24,031	972,535
Northern Trust Corp.	71,107	5,201,477
Raymond James Financial Inc.	41,157	2,326,605
Waddell & Reed Financial Inc. Class A	27,049	1,334,057

		19,869,513
CHEMICALS — 4.88%
Airgas Inc.	21,895	2,217,526
FMC Corp.	43,195	2,561,895
International Flavors & Fragrances Inc.	26,170	3,003,007
Mosaic Co. (The)	100,726	4,431,944
NewMarket Corp.	3,428	1,531,973

Security	Shares	Value
RPM International Inc.	43,294	$2,058,197
Scotts Miracle-Gro Co. (The) Class A	14,433	931,073
Sigma-Aldrich Corp.	38,699	5,376,065
Valspar Corp. (The)[b]	24,266	1,967,973
Westlake Chemical Corp.	13,322	1,038,850

		25,118,503
COMMERCIAL SERVICES & SUPPLIES — 0.82%
Cintas Corp.	31,556	2,522,902
KAR Auction Services Inc.	45,849	1,706,041

		4,228,943
COMMUNICATIONS EQUIPMENT — 1.60%
ARRIS Group Inc.[a]	42,786	1,440,819
Juniper Networks Inc.	117,383	3,102,433
Motorola Solutions Inc.	61,795	3,692,251

		8,235,503
CONSTRUCTION & ENGINEERING — 1.23%
Chicago Bridge & Iron Co. NVb	31,208	1,487,061
Fluor Corp.	47,895	2,880,406
Quanta Services Inc.[a]	68,631	1,984,122

		6,351,589
CONSTRUCTION MATERIALS — 0.71%
Vulcan Materials Co.	42,816	3,661,624

		3,661,624
CONSUMER FINANCE — 0.23%
Santander Consumer USA Holdings Inc.	32,908	812,499
Springleaf Holdings Inc.[a]	7,820	391,000

		1,203,499
CONTAINERS & PACKAGING — 1.79%
AptarGroup Inc.	20,186	1,252,945
MeadWestvaco Corp.	54,263	2,648,034
Packaging Corp. of America	31,883	2,205,985
Sealed Air Corp.	68,112	3,105,907

		9,212,871
DISTRIBUTORS — 0.86%
Genuine Parts Co.	49,487	4,446,407

		4,446,407
DIVERSIFIED CONSUMER SERVICES — 1.16%
Graham Holdings Co. Class B	1,435	1,467,905
H&R Block Inc.	89,210	2,697,710
Service Corp. International/U.S.	65,836	1,822,340

		5,987,955

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2015

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.55%
FNFV Group[a]	26,117	$390,449
Leucadia National Corp.	102,096	2,426,822

		2,817,271
ELECTRICAL EQUIPMENT — 1.38%
Hubbell Inc. Class B	17,470	1,901,260
Rockwell Automation Inc.	43,903	5,206,896

		7,108,156
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.40%
CDW Corp./DE	38,443	1,473,136
Dolby Laboratories Inc. Class A	14,327	576,805

		2,049,941
ENERGY EQUIPMENT & SERVICES — 2.21%
Cameron International Corp.[a,b]	62,782	3,441,709
Helmerich & Payne Inc.	34,861	2,718,112
RPC Inc.	20,045	318,916
Superior Energy Services Inc.	49,475	1,261,613
Weatherford International PLC[a]	250,795	3,649,067

		11,389,417
FOOD PRODUCTS — 1.61%
Flowers Foods Inc.	59,793	1,335,775
Hormel Foods Corp.	43,634	2,371,508
McCormick & Co. Inc./MD	41,570	3,130,221
Pinnacle Foods Inc.	35,785	1,451,082

		8,288,586
GAS UTILITIES — 0.34%
National Fuel Gas Co.	27,363	1,763,545

		1,763,545
HEALTH CARE EQUIPMENT & SUPPLIES — 1.85%
DENTSPLY International Inc.	45,443	2,317,593
Hologic Inc.[a]	78,925	2,662,929
Teleflex Inc.	13,406	1,648,402
Varian Medical Systems Inc.[a,b]	32,434	2,881,761

		9,510,685
HEALTH CARE PROVIDERS & SERVICES — 3.32%
Centene Corp.[a]	38,507	2,387,049
DaVita HealthCare Partners Inc.[a]	55,916	4,534,787
Henry Schein Inc.[a]	27,157	3,723,225
Patterson Companies Inc.	27,823	1,306,429
Premier Inc.[a,b]	9,388	355,805
Universal Health Services Inc. Class B	29,503	3,450,376

Security	Shares	Value
VCA Inc.[a]	26,599	$1,355,751

		17,113,422
HEALTH CARE TECHNOLOGY — 0.12%
IMS Health Holdings Inc.[a,b]	21,736	599,696

		599,696
HOTELS, RESTAURANTS & LEISURE — 2.76%
Aramark	60,660	1,864,082
MGM Resorts International[a]	116,159	2,456,763
Norwegian Cruise Line Holdings Ltd.[a]	32,573	1,580,116
Royal Caribbean Cruises Ltd.	53,350	3,631,001
Six Flags Entertainment Corp.	28,339	1,332,500
Wyndham Worldwide Corp.	39,074	3,336,919

		14,201,381
HOUSEHOLD DURABLES — 3.38%
DR Horton Inc.	107,771	2,737,383
Jarden Corp.[a,b]	58,147	2,975,964
Leggett & Platt Inc.	44,781	1,901,849
Mohawk Industries Inc.[a]	20,114	3,489,779
Toll Brothers Inc.[a]	51,877	1,843,709
Whirlpool Corp.	25,305	4,443,558

		17,392,242
HOUSEHOLD PRODUCTS — 1.66%
Church & Dwight Co. Inc.	42,313	3,434,546
Clorox Co. (The)	42,493	4,508,507
Spectrum Brands Holdings Inc.	6,939	634,433

		8,577,486
INDUSTRIAL CONGLOMERATES — 0.40%
Carlisle Companies Inc.	21,159	2,041,844

		2,041,844
INSURANCE — 2.14%
Arthur J Gallagher & Co.	53,377	2,553,022
Brown & Brown Inc.	38,125	1,218,094
Erie Indemnity Co. Class A	7,996	661,669
FNF Group	90,071	3,241,655
Markel Corp.[a,b]	4,527	3,352,877

		11,027,317
INTERNET & CATALOG RETAIL — 0.59%
Expedia Inc.	32,035	3,018,658

		3,018,658
INTERNET SOFTWARE & SERVICES — 0.34%
IAC/InterActiveCorp	24,962	1,742,847

		1,742,847

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2015

Security	Shares	Value
IT SERVICES — 4.80%
Broadridge Financial Solutions Inc.	39,124	$2,109,566
DST Systems Inc.	9,241	1,063,454
Fidelity National Information Services Inc.	92,372	5,772,326
Genpact Ltd.[a]	50,990	1,114,642
Global Payments Inc.	21,766	2,182,695
Paychex Inc.	105,898	5,124,404
Teradata Corp.[a,b]	47,120	2,072,809
Total System Services Inc.	53,464	2,115,036
Vantiv Inc. Class Aa	47,102	1,841,688
VeriFone Systems Inc.[a]	36,851	1,318,160

		24,714,780
LEISURE PRODUCTS — 0.29%
Brunswick Corp./DE	30,083	1,505,353

		1,505,353
LIFE SCIENCES TOOLS & SERVICES — 1.31%
PerkinElmer Inc.	36,590	1,875,603
Quintiles Transnational Holdings Inc.[a]	22,562	1,486,385
Waters Corp.[a]	26,911	3,368,988

		6,730,976
MACHINERY — 6.20%
Allison Transmission Holdings Inc.	54,935	1,685,406
Crane Co.	15,800	965,538
Donaldson Co. Inc.	41,158	1,538,074
Dover Corp.	52,840	4,001,045
Flowserve Corp.	43,637	2,554,074
ITT Corp.	29,455	1,167,891
Pall Corp.	34,561	3,363,477
Pentair PLC	59,129	3,674,867
Snap-on Inc.	18,839	2,817,372
SPX Corp.	13,273	1,022,021
Stanley Black & Decker Inc.	50,995	5,033,207
Timken Co. (The)	24,218	951,525
Valmont Industries Inc.	7,756	977,411
Xylem Inc./NY	59,013	2,184,661

		31,936,569
MARINE — 0.27%
Kirby Corp.[a]	18,042	1,416,838

		1,416,838
MEDIA — 1.64%
Cinemark Holdings Inc.	33,703	1,436,759

Security	Shares	Value
Discovery Communications Inc. Class Aa,b	48,255	$1,561,532
Discovery Communications Inc. Class C NVS[a,b]	87,574	2,647,362
Interpublic Group of Companies Inc. (The)	133,639	2,785,036

		8,430,689
MULTILINE RETAIL — 1.34%
Dillard’s Inc. Class A	7,996	1,052,194
Family Dollar Stores Inc.	31,145	2,433,670
Nordstrom Inc.	45,588	3,444,629

		6,930,493
OIL, GAS & CONSUMABLE FUELS — 4.81%
Cheniere Energy Inc.[a]	71,380	5,459,856
Chesapeake Energy Corp.	167,638	2,643,651
Cimarex Energy Co.	28,393	3,532,089
CONSOL Energy Inc.	74,578	2,422,294
EP Energy Corp. Class Aa,b	11,770	173,843
ONEOK Inc.	67,540	3,248,674
SM Energy Co.	21,912	1,270,239
Southwestern Energy Co.[a,b]	124,615	3,492,959
Whiting Petroleum Corp.[a]	66,251	2,511,575

		24,755,180
PERSONAL PRODUCTS — 0.18%
Herbalife Ltd.[a]	22,109	917,966

		917,966
PHARMACEUTICALS — 0.83%
Mallinckrodt PLC[a]	37,732	4,270,508

		4,270,508
PROFESSIONAL SERVICES — 1.45%
Nielsen NV	102,217	4,593,632
Towers Watson & Co. Class A	22,551	2,861,835

		7,455,467
REAL ESTATE INVESTMENT TRUSTS (REITS) — 10.34%
Alexandria Real Estate Equities Inc.	23,335	2,155,687
American Campus Communities Inc.	36,399	1,461,056
American Realty Capital Properties Inc.	294,286	2,657,403
Apartment Investment & Management Co. Class A	50,576	1,908,233
Brixmor Property Group Inc.	54,905	1,287,522
Corrections Corp. of America	37,893	1,394,083

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2015

Security	Shares	Value
Digital Realty Trust Inc.[b]	43,921	$2,785,031
Douglas Emmett Inc.[b]	43,333	1,234,991
Equity Lifestyle Properties Inc.	25,962	1,371,313
Highwoods Properties Inc.[b]	30,135	1,297,010
Iron Mountain Inc.[b]	60,541	2,088,059
Kimco Realty Corp.	133,709	3,222,387
LaSalle Hotel Properties	36,631	1,343,991
Macerich Co. (The)	45,620	3,729,891
Mid-America Apartment Communities Inc.	24,381	1,819,066
Omega Healthcare Investors Inc.	51,264	1,850,118
Plum Creek Timber Co. Inc.[b]	57,042	2,407,172
Rayonier Inc.	40,947	1,047,834
Realty Income Corp.[b]	72,935	3,425,757
Regency Centers Corp.	30,469	1,912,844
SL Green Realty Corp.[b]	31,962	3,910,870
Spirit Realty Capital Inc.	142,032	1,603,541
STORE Capital Corp.	9,049	190,029
Taubman Centers Inc.	16,985	1,223,090
UDR Inc.[b]	83,866	2,748,289
Weingarten Realty Investors	36,572	1,198,099
WP Carey Inc.	31,333	1,989,019

		53,262,385
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.39%
CBRE Group Inc. Class Aa	90,659	3,475,866
Forest City Enterprises Inc. Class Aa	54,317	1,290,572
Jones Lang LaSalle Inc.	14,529	2,412,686

		7,179,124
ROAD & RAIL — 0.71%
AMERCO	1,963	632,165
Hertz Global Holdings Inc.[a]	145,098	3,023,842

		3,656,007
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.73%
Altera Corp.	97,511	4,064,259
Analog Devices Inc.	100,982	6,244,727
Freescale Semiconductor Ltd.[a]	32,786	1,281,605
Lam Research Corp.	51,630	3,902,195
Linear Technology Corp.	77,520	3,575,998
Maxim Integrated Products Inc.	91,691	3,010,216
Microchip Technology Inc.[b]	65,289	3,111,347
NVIDIA Corp.	167,346	3,714,244
SunEdison Inc.[a,b]	81,613	2,066,441

Security	Shares	Value
Xilinx Inc.	84,728	$3,673,806

		34,644,838
SOFTWARE — 3.37%
Activision Blizzard Inc.	160,791	3,668,447
Cadence Design Systems Inc.[a,b]	94,844	1,768,841
Electronic Arts Inc.[a]	100,761	5,853,206
Nuance Communications Inc.[a,b]	83,235	1,275,993
PTC Inc.[a]	37,224	1,427,168
Solera Holdings Inc.	21,746	1,055,116
Synopsys Inc.[a]	49,764	2,332,936

		17,381,707
SPECIALTY RETAIL — 5.03%
AutoNation Inc.[a]	24,322	1,497,019
CarMax Inc.[a,b]	68,027	4,633,319
Dick’s Sporting Goods Inc.	31,761	1,723,352
Foot Locker Inc.	46,050	2,737,672
Gap Inc. (The)	85,956	3,407,296
GNC Holdings Inc. Class A	28,750	1,237,687
Penske Automotive Group Inc.	13,792	673,188
Sally Beauty Holdings Inc.[a]	41,605	1,298,492
Signet Jewelers Ltd.	25,984	3,485,234
Tiffany & Co.	36,471	3,190,483
Williams-Sonoma Inc.	27,741	2,039,796

		25,923,538
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.00%
NCR Corp.[a]	54,744	1,502,176
NetApp Inc.	101,037	3,662,591

		5,164,767
TEXTILES, APPAREL & LUXURY GOODS — 0.77%
Fossil Group Inc.[a,b]	14,350	1,205,113
PVH Corp.	26,723	2,761,822

		3,966,935
THRIFTS & MORTGAGE FINANCE — 0.07%
TFS Financial Corp.	25,341	370,485

		370,485
TRADING COMPANIES & DISTRIBUTORS — 1.33%
HD Supply Holdings Inc.[a,b]	49,613	1,637,229
MSC Industrial Direct Co. Inc. Class A	16,432	1,167,658
United Rentals Inc.[a,b]	31,282	3,021,215
WESCO International Inc.[a,b]	14,463	1,043,361

		6,869,463

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP ETF

April 30, 2015

Security	Shares	Value
WATER UTILITIES — 0.30%
Aqua America Inc.	57,414	$1,539,843

		1,539,843

TOTAL COMMON STOCKS
(Cost: $453,142,868)		514,200,158

SHORT-TERM INVESTMENTS — 6.31%

MONEY MARKET FUNDS — 6.31%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	30,148,790	30,148,790
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,693,624	1,693,624
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	667,373	667,373

		32,509,787

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,509,787)		32,509,787

TOTAL INVESTMENTS IN SECURITIES — 106.14%
(Cost: $485,652,655)		546,709,945
Other Assets, Less Liabilities — (6.14)%		(31,635,033)

NET ASSETS — 100.00%		$515,074,912

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.99%

AEROSPACE & DEFENSE — 2.42%
B/E Aerospace Inc.	16,050	$959,629
HEICO Corp.	8,564	478,214
Hexcel Corp.	14,502	727,275
Textron Inc.	41,864	1,841,179
TransDigm Group Inc.	7,491	1,589,066

		5,595,363
AIRLINES — 0.33%
Spirit Airlines Inc.[a]	11,022	754,676

		754,676
AUTO COMPONENTS — 1.21%
BorgWarner Inc.	34,248	2,027,481
Gentex Corp./MI	44,725	775,979

		2,803,460
AUTOMOBILES — 0.78%
Harley-Davidson Inc.	31,990	1,798,158

		1,798,158
BANKS — 1.15%
Investors Bancorp Inc.	51,638	611,394
Signature Bank/New York NYa	7,621	1,021,900
SVB Financial Group[a,b]	7,719	1,024,774

		2,658,068
BEVERAGES — 2.59%
Constellation Brands Inc. Class Aa	25,469	2,952,876
Monster Beverage Corp.[a]	22,124	3,033,422

		5,986,298
BIOTECHNOLOGY — 6.44%
Alkermes PLC[a]	22,380	1,239,180
Alnylam Pharmaceuticals Inc.[a]	11,037	1,124,339
BioMarin Pharmaceutical Inc.[a]	23,593	2,643,596
Incyte Corp.[a,b]	23,642	2,297,057
Intercept Pharmaceuticals Inc.[a,b]	2,061	521,041
Isis Pharmaceuticals Inc.[a]	17,894	1,014,948
Medivation Inc.[a]	11,826	1,427,871
Pharmacyclics Inc.[a]	9,315	2,386,503
Puma Biotechnology Inc.[a]	3,240	585,079
Seattle Genetics Inc.[a,b]	15,205	522,140
United Therapeutics Corp.[a]	7,068	1,128,689

		14,890,443
BUILDING PRODUCTS — 1.22%
AO Smith Corp.	11,370	726,543
Fortune Brands Home & Security Inc.	24,033	1,071,872

Security	Shares	Value
Lennox International Inc.	6,226	$659,707
USG Corp.[a]	13,626	361,634

		2,819,756
CAPITAL MARKETS — 1.54%
Affiliated Managers Group Inc.[a]	8,256	1,866,929
Legg Mason Inc.	15,016	790,592
SEI Investments Co.	19,710	899,959

		3,557,480
CHEMICALS — 0.65%
Axalta Coating Systems Ltd.[a]	13,571	416,358
WR Grace & Co.[a]	11,181	1,081,427

		1,497,785
COMMERCIAL SERVICES & SUPPLIES — 1.55%
Copart Inc.[a]	17,236	613,085
Rollins Inc.	14,524	360,195
Stericycle Inc.[a,b]	12,843	1,713,642
Waste Connections Inc.	18,779	890,312

		3,577,234
COMMUNICATIONS EQUIPMENT — 1.24%
Arista Networks Inc.[a,b]	762	48,776
F5 Networks Inc.[a]	10,926	1,333,190
Palo Alto Networks Inc.[a,b]	10,105	1,492,711

		2,874,677
CONSTRUCTION MATERIALS — 0.85%
Eagle Materials Inc.	7,615	635,015
Martin Marietta Materials Inc.	9,364	1,335,774

		1,970,789
DISTRIBUTORS — 0.54%
LKQ Corp.[a]	46,058	1,246,790

		1,246,790
DIVERSIFIED FINANCIAL SERVICES — 0.76%
CBOE Holdings Inc.	12,724	715,979
MSCI Inc.	17,021	1,041,515

		1,757,494
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.12%
Level 3 Communications Inc.[a]	43,382	2,426,789
Zayo Group Holdings Inc.[a]	6,214	164,982

		2,591,771
ELECTRIC UTILITIES — 0.37%
ITC Holdings Corp.	23,507	846,252

		846,252

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
ELECTRICAL EQUIPMENT — 2.11%
Acuity Brands Inc.	6,569	$1,096,695
AMETEK Inc.	36,456	1,911,023
Sensata Technologies Holding NVa,b	25,593	1,412,989
Solarcity Corp.[a,b]	7,756	465,748

		4,886,455
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.03%
Amphenol Corp. Class A	46,932	2,598,625
FLIR Systems Inc.	21,174	654,065
National Instruments Corp.	15,333	438,524
Trimble Navigation Ltd.[a]	39,256	998,280

		4,689,494
ENERGY EQUIPMENT & SERVICES — 2.02%
Core Laboratories NV	6,562	861,459
Dresser-Rand Group Inc.[a]	11,612	959,964
Dril-Quip Inc.[a]	5,852	466,522
FMC Technologies Inc.[a,b]	34,979	1,542,574
Oceaneering International Inc.	15,090	831,610

		4,662,129
FOOD & STAPLES RETAILING — 1.43%
Sprouts Farmers Market Inc.[a]	21,618	691,452
Whole Foods Market Inc.	54,583	2,606,884

		3,298,336
FOOD PRODUCTS — 0.90%
Hain Celestial Group Inc. (The)[a]	15,406	928,058
WhiteWave Foods Co. (The)[a]	26,420	1,161,687

		2,089,745
HEALTH CARE EQUIPMENT & SUPPLIES — 5.05%
Align Technology Inc.[a,b]	11,004	647,475
Cooper Companies Inc. (The)	7,298	1,299,555
CR Bard Inc.	11,230	1,870,694
Edwards Lifesciences Corp.[a,b]	16,312	2,065,915
IDEXX Laboratories Inc.[a]	7,138	894,891
Intuitive Surgical Inc.[a]	5,538	2,746,737
ResMed Inc.	21,248	1,358,597
Sirona Dental Systems Inc.[a]	8,415	780,491

		11,664,355
HEALTH CARE PROVIDERS & SERVICES — 1.92%
Brookdale Senior Living Inc.[a]	27,780	1,006,470
Envision Healthcare Holdings Inc.[a]	27,798	1,055,212
MEDNAX Inc.[a,b]	14,553	1,030,061
Team Health Holdings Inc.[a]	10,811	644,011
Tenet Healthcare Corp.[a]	14,919	714,023

		4,449,777

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.31%
athenahealth Inc.[a,b]	5,770	$707,748

		707,748
HOTELS, RESTAURANTS & LEISURE — 2.28%
Domino’s Pizza Inc.	8,426	908,744
Dunkin’ Brands Group Inc.	14,784	770,394
Extended Stay America Inc.	8,252	167,186
Hyatt Hotels Corp. Class Aa,b	8,501	493,483
Panera Bread Co. Class Aa	3,859	704,190
Starwood Hotels & Resorts Worldwide Inc.	25,969	2,232,036

		5,276,033
HOUSEHOLD DURABLES — 1.55%
GoPro Inc.[a,b]	4,279	214,292
Harman International Industries Inc.	10,373	1,352,432
Lennar Corp. Class A	27,040	1,238,432
NVR Inc.[a,b]	583	773,344

		3,578,500
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.49%
Calpine Corp.[a]	52,421	1,143,302

		1,143,302
INDUSTRIAL CONGLOMERATES — 1.10%
Roper Technologies Inc.	15,183	2,553,325

		2,553,325
INSURANCE — 0.27%
White Mountains Insurance Group Ltd.	907	613,105

		613,105
INTERNET & CATALOG RETAIL — 1.62%
Groupon Inc.[a,b]	63,976	442,714
Liberty Interactive Corp. Series Aa	66,721	1,918,896
TripAdvisor Inc.[a]	16,849	1,356,176
zulily Inc. Class Aa	2,781	34,665

		3,752,451
INTERNET SOFTWARE & SERVICES — 4.11%
Akamai Technologies Inc.[a]	27,044	1,995,307
CoStar Group Inc.[a,b]	4,900	1,001,707
Equinix Inc.[b]	8,541	2,185,898
LendingClub Corp.[a,b]	8,920	155,654
MercadoLibre Inc.[b]	4,815	685,319
Pandora Media Inc.[a,b]	27,874	497,272
Rackspace Hosting Inc.[a]	17,787	958,719
VeriSign Inc.[a,b]	15,933	1,011,905

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
Yelp Inc.[a,b]	9,344	$368,060
Zillow Group Inc. Class Aa,b	6,458	630,559

		9,490,400
IT SERVICES — 4.34%
Alliance Data Systems Corp.[a,b]	9,502	2,825,039
Fiserv Inc.[a]	36,115	2,802,524
FleetCor Technologies Inc.[a]	11,364	1,828,354
Gartner Inc.[a]	13,256	1,099,983
Jack Henry & Associates Inc.	12,386	823,793
WEX Inc.[a]	5,876	662,284

		10,041,977
LEISURE PRODUCTS — 0.55%
Polaris Industries Inc.	9,241	1,265,647

		1,265,647
LIFE SCIENCES TOOLS & SERVICES — 0.58%
Mettler-Toledo International Inc.[a,b]	4,251	1,347,610

		1,347,610
MACHINERY — 3.03%
Colfax Corp.[a,b]	14,425	715,336
Graco Inc.	8,935	639,924
IDEX Corp.	11,849	888,793
Lincoln Electric Holdings Inc.	11,766	786,675
Middleby Corp. (The)[a]	8,673	878,922
Nordson Corp.	8,675	690,964
WABCO Holdings Inc.[a]	8,235	1,024,846
Wabtec Corp./DE	14,561	1,369,462

		6,994,922
MEDIA — 3.24%
AMC Networks Inc. Class Aa,b	8,947	674,962
Charter Communications Inc. Class Aa	12,538	2,345,358
Liberty Media Corp. Class Aa	15,031	576,890
Liberty Media Corp. Class Ca	30,130	1,143,433
Lions Gate Entertainment Corp.	13,755	426,543
Live Nation Entertainment Inc.[a]	21,975	550,694
Madison Square Garden Co. (The) Class Aa	9,161	735,628
Scripps Networks Interactive Inc. Class A	14,757	1,030,924

		7,484,432
METALS & MINING — 0.28%
Royal Gold Inc.	9,878	637,427

		637,427

Security	Shares	Value
MULTILINE RETAIL — 1.03%
Dollar Tree Inc.[a,b]	31,112	$2,377,268

		2,377,268
OIL, GAS & CONSUMABLE FUELS — 4.87%
Antero Resources Corp.[a,b]	8,655	383,503
Cabot Oil & Gas Corp.	62,485	2,113,243
Concho Resources Inc.[a]	18,014	2,281,653
Diamondback Energy Inc.[a]	8,921	736,607
EQT Corp.	22,970	2,065,922
Gulfport Energy Corp.[a]	14,404	704,932
Kosmos Energy Ltd.[a]	16,225	158,680
Memorial Resource Development Corp.[a]	11,136	224,836
Range Resources Corp.	25,063	1,593,004
Rice Energy Inc.[a,b]	9,507	234,157
Targa Resources Corp.	7,316	767,961

		11,264,498
PHARMACEUTICALS — 0.92%
Akorn Inc.[a]	11,907	495,807
Jazz Pharmaceuticals PLC[a]	9,171	1,638,858

		2,134,665
PROFESSIONAL SERVICES — 2.54%
Equifax Inc.	18,065	1,751,040
IHS Inc. Class Aa,b	10,418	1,307,147
Robert Half International Inc.	20,469	1,135,006
Verisk Analytics Inc. Class Aa	22,439	1,683,823

		5,877,016
REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.69%
BioMed Realty Trust Inc.	30,496	632,792
Camden Property Trust	13,135	986,176
Essex Property Trust Inc.[b]	9,851	2,186,429
Extra Space Storage Inc.[b]	16,748	1,104,196
Federal Realty Investment Trust	10,378	1,387,227
Kilroy Realty Corp.	13,083	928,762
Lamar Advertising Co. Class A	12,156	704,562
RLJ Lodging Trust	19,997	593,311

		8,523,455
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.81%
Howard Hughes Corp. (The)[a,b]	5,463	811,092
Realogy Holdings Corp.[a]	22,174	1,051,269

		1,862,361
ROAD & RAIL — 2.27%
Avis Budget Group Inc.[a]	16,092	871,221
Genesee & Wyoming Inc. Class Aa	7,766	721,850

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
JB Hunt Transport Services Inc.	13,942	$1,215,742
Kansas City Southern	16,695	1,711,070
Old Dominion Freight Line Inc.[a]	10,282	731,359

		5,251,242
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.38%
Cree Inc.[a,b]	16,908	535,645
Skyworks Solutions Inc.	28,871	2,663,350

		3,198,995
SOFTWARE — 7.44%
ANSYS Inc.[a]	13,635	1,170,429
Autodesk Inc.[a]	34,289	1,948,644
CDK Global Inc.	24,370	1,167,810
Citrix Systems Inc.[a]	24,161	1,622,653
FactSet Research Systems Inc.	5,875	924,666
FireEye Inc.[a,b]	4,800	198,240
Fortinet Inc.[a]	21,485	810,844
Informatica Corp.[a]	16,575	796,760
NetSuite Inc.[a,b]	5,348	511,108
Red Hat Inc.[a]	27,741	2,087,788
ServiceNow Inc.[a]	19,954	1,493,757
Splunk Inc.[a]	18,367	1,218,559
SS&C Technologies Holdings Inc.	10,265	617,645
Tableau Software Inc. Class Aa	6,035	590,464
Ultimate Software Group Inc. (The)[a]	4,333	720,231
Workday Inc. Class Aa	14,368	1,310,505

		17,190,103
SPECIALTY RETAIL — 5.14%
Advance Auto Parts Inc.	11,057	1,581,151
O’Reilly Automotive Inc.[a]	15,382	3,350,661
Ross Stores Inc.	31,322	3,097,119
Tractor Supply Co.	20,593	1,772,234
Ulta Salon Cosmetics & Fragrance Inc.[a]	9,731	1,470,257
Urban Outfitters Inc.[a]	15,154	606,766

		11,878,188
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.17%
3D Systems Corp.[a,b]	15,858	397,877

		397,877
TEXTILES, APPAREL & LUXURY GOODS — 3.78%
Carter’s Inc.	7,998	798,680
Hanesbrands Inc.	60,619	1,884,039
lululemon athletica Inc.[a,b]	15,836	1,007,803

Security	Shares	Value
Michael Kors Holdings Ltd.[a,b]	30,361	$1,878,131
Ralph Lauren Corp.	9,125	1,217,366
Under Armour Inc. Class Aa,b	25,236	1,957,052

		8,743,071
TRADING COMPANIES & DISTRIBUTORS — 1.00%
Air Lease Corp.	14,422	557,122
Fastenal Co.	41,101	1,751,725

		2,308,847
WIRELESS TELECOMMUNICATION SERVICES — 0.98%
SBA Communications Corp. Class Aa	19,527	2,261,617

		2,261,617

TOTAL COMMON STOCKS
(Cost: $171,777,623)		231,122,867

SHORT-TERM INVESTMENTS — 11.94%

MONEY MARKET FUNDS — 11.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	26,093,304	26,093,304
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,465,805	1,465,805
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	48,472	48,472

		27,607,581

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,607,581)		27,607,581

TOTAL INVESTMENTS IN SECURITIES — 111.93%
(Cost: $199,385,204)		258,730,448
Other Assets, Less Liabilities — (11.93)%		(27,570,708)

NET ASSETS — 100.00%		$231,159,740

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

AEROSPACE & DEFENSE — 1.88%
Huntington Ingalls Industries Inc.	7,671	$1,009,427
L-3 Communications Holdings Inc.	13,105	1,505,896
Orbital ATK Inc.	9,406	688,143
Spirit AeroSystems Holdings Inc. Class Aa	20,633	1,050,013

		4,253,479
AUTO COMPONENTS — 2.40%
Autoliv Inc.	14,086	1,672,290
Goodyear Tire & Rubber Co. (The)	42,766	1,213,057
TRW Automotive Holdings Corp.[a]	17,568	1,845,694
Visteon Corp.[a]	7,039	713,755

		5,444,796
BANKS — 7.49%
BOK Financial Corp.	3,427	223,406
CIT Group Inc.	27,912	1,256,877
Citizens Financial Group Inc.	43,403	1,130,648
City National Corp./CA	7,649	712,887
Comerica Inc.	28,285	1,340,992
Commerce Bancshares Inc./MO	13,125	560,569
Cullen/Frost Bankers Inc.	8,753	638,444
East West Bancorp Inc.	22,797	925,330
Huntington Bancshares Inc./OH	128,787	1,398,627
KeyCorp	135,819	1,962,585
M&T Bank Corp.[b]	21,106	2,525,755
PacWest Bancorp	15,360	692,736
Regions Financial Corp.	213,241	2,096,159
Umpqua Holdings Corp.	35,003	595,401
Zions BanCorp.	32,228	913,180

		16,973,596
BEVERAGES — 2.51%
Coca-Cola Enterprises Inc.	34,457	1,530,235
Dr. Pepper Snapple Group Inc.	30,641	2,285,206
Molson Coors Brewing Co. Class B	25,385	1,866,051

		5,681,492
CHEMICALS — 3.84%
Albemarle Corp.	17,811	1,063,317
Ashland Inc.	10,127	1,279,648
Celanese Corp. Series A	24,308	1,613,079
CF Industries Holdings Inc.	7,608	2,187,072
Eastman Chemical Co.	23,605	1,799,173
Huntsman Corp.	32,370	746,128

		8,688,417

Security	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 1.48%
ADT Corp. (The)	27,154	$1,020,990
Pitney Bowes Inc.	31,933	714,341
Republic Services Inc.	39,806	1,617,318

		3,352,649
COMMUNICATIONS EQUIPMENT — 1.29%
Brocade Communications Systems Inc.	68,625	775,462
CommScope Holding Co. Inc.[a]	16,492	486,679
EchoStar Corp. Class Aa	6,790	339,500
Harris Corp.	16,511	1,324,843

		2,926,484
CONSTRUCTION & ENGINEERING — 0.73%
AECOM[a]	24,691	779,248
Jacobs Engineering Group Inc.[a,b]	20,375	873,272

		1,652,520
CONSUMER FINANCE — 0.97%
Ally Financial Inc.[a]	69,345	1,517,962
SLM Corp.	67,187	684,636

		2,202,598
CONTAINERS & PACKAGING — 3.43%
Avery Dennison Corp.	14,385	799,662
Ball Corp.	21,810	1,601,072
Bemis Co. Inc.	15,499	697,455
Crown Holdings Inc.[a]	22,036	1,195,673
Graphic Packaging Holding Co.	51,941	732,368
Owens-Illinois Inc.[a]	26,129	624,745
Rock-Tenn Co. Class A	22,250	1,401,305
Sonoco Products Co.	15,991	714,638

		7,766,918
DIVERSIFIED FINANCIAL SERVICES — 1.08%
NASDAQ OMX Group Inc. (The)	18,768	912,688
Voya Financial Inc.	36,098	1,528,389

		2,441,077
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.56%
Frontier Communications Corp.	159,030	1,090,946
Windstream Holdings Inc.	15,869	185,352

		1,276,298
ELECTRIC UTILITIES — 6.35%
Entergy Corp.	28,659	2,211,902
Eversource Energy	50,305	2,452,872
FirstEnergy Corp.	66,880	2,401,661
Great Plains Energy Inc.	24,435	639,708
OGE Energy Corp.	31,637	1,033,897

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
Pepco Holdings Inc.	40,147	$1,043,019
Pinnacle West Capital Corp.	17,591	1,076,569
Westar Energy Inc.	20,989	790,236
Xcel Energy Inc.	80,346	2,724,533

		14,374,397
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.85%
Arrow Electronics Inc.[a]	15,189	906,935
Avnet Inc.	21,657	923,238
Flextronics International Ltd.[a]	90,809	1,046,574
Ingram Micro Inc. Class Aa	24,758	622,911
Jabil Circuit Inc.	30,708	691,544

		4,191,202
ENERGY EQUIPMENT & SERVICES — 1.24%
Diamond Offshore Drilling Inc.[b]	10,733	359,233
Ensco PLC Class A	37,186	1,014,434
Nabors Industries Ltd.	45,878	766,163
Noble Corp. PLC	38,503	666,487

		2,806,317
FOOD & STAPLES RETAILING — 0.49%
Rite Aid Corp.[a]	144,752	1,116,038

		1,116,038
FOOD PRODUCTS — 4.62%
Bunge Ltd.	23,034	1,989,446
Campbell Soup Co.	28,182	1,260,017
ConAgra Foods Inc.	67,632	2,444,897
Ingredion Inc.	11,357	901,746
JM Smucker Co. (The)	15,499	1,796,644
Pilgrim’s Pride Corp.[b]	9,953	245,839
Tyson Foods Inc. Class A	46,396	1,832,642

		10,471,231
GAS UTILITIES — 1.51%
AGL Resources Inc.	19,002	955,231
Atmos Energy Corp.	16,010	864,540
Questar Corp.	27,833	652,405
UGI Corp.	27,439	955,152

		3,427,328
HEALTH CARE PROVIDERS & SERVICES — 2.60%
Community Health Systems Inc.[a]	18,537	995,066
Laboratory Corp. of America Holdings[a]	15,927	1,904,232
Omnicare Inc.	15,406	1,355,420
Quest Diagnostics Inc.	22,916	1,636,661

		5,891,379

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 0.55%
Darden Restaurants Inc.	19,671	$1,254,420

		1,254,420
HOUSEHOLD DURABLES — 1.56%
Garmin Ltd.	19,191	867,241
Newell Rubbermaid Inc.	43,049	1,641,458
PulteGroup Inc.	52,566	1,014,524

		3,523,223
HOUSEHOLD PRODUCTS — 0.60%
Energizer Holdings Inc.	9,869	1,348,303

		1,348,303
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.20%
AES Corp./VA	102,506	1,358,204
NRG Energy Inc.	53,554	1,351,703

		2,709,907
INSURANCE — 12.90%
Alleghany Corp.[a]	2,539	1,202,267
Allied World Assurance Co. Holdings AG	15,274	628,372
American Financial Group Inc./OH	11,650	736,280
Arch Capital Group Ltd.[a]	20,476	1,242,484
Assurant Inc.	10,955	673,294
Assured Guaranty Ltd.	24,725	642,603
Axis Capital Holdings Ltd.	16,020	834,001
Cincinnati Financial Corp.	23,433	1,186,647
CNA Financial Corp.	4,309	173,653
CNO Financial Group Inc.	31,872	541,824
Everest Re Group Ltd.	7,089	1,268,293
Genworth Financial Inc. Class Aa	78,853	693,118
HCC Insurance Holdings Inc.	15,304	871,716
Lincoln National Corp.	40,713	2,299,877
Loews Corp.	47,406	1,973,986
Old Republic International Corp.	38,345	586,295
PartnerRe Ltd.	7,777	995,456
Principal Financial Group Inc.	43,433	2,220,295
Progressive Corp. (The)	85,101	2,268,793
Reinsurance Group of America Inc.	10,922	1,000,674
RenaissanceRe Holdings Ltd.[b]	7,274	745,512
Torchmark Corp.	20,168	1,131,626
Unum Group	39,867	1,361,857
Willis Group Holdings PLC	28,539	1,387,852
WR Berkley Corp.	15,993	783,497
XL Group PLC	47,988	1,779,395

		29,229,667

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
IT SERVICES — 2.35%
Computer Sciences Corp.	22,401	$1,443,744
Sabre Corp.	11,640	289,720
Western Union Co. (The)[b]	82,802	1,679,225
Xerox Corp.	166,000	1,909,000

		5,321,689
LEISURE PRODUCTS — 1.22%
Hasbro Inc.	17,752	1,256,664
Mattel Inc.	53,652	1,510,840

		2,767,504
MACHINERY — 1.17%
AGCO Corp.	12,802	659,431
Joy Global Inc.	15,485	660,280
Oshkosh Corp.	12,438	669,662
Trinity Industries Inc.	24,706	669,286

		2,658,659
MEDIA — 1.40%
Cablevision Systems Corp. Class A	34,753	694,365
Gannett Co. Inc.	35,970	1,234,491
News Corp. Class Aa	79,203	1,249,823

		3,178,679
METALS & MINING — 2.16%
Allegheny Technologies Inc.	17,225	585,478
Newmont Mining Corp.	79,215	2,098,405
Reliance Steel & Aluminum Co.	12,325	797,674
Steel Dynamics Inc.	38,366	849,040
U.S. Steel Corp.	23,059	553,877

		4,884,474
MULTI-UTILITIES — 6.74%
Alliant Energy Corp.	17,602	1,064,393
Ameren Corp.	38,529	1,577,377
CenterPoint Energy Inc.	68,333	1,432,943
CMS Energy Corp.	43,743	1,484,200
DTE Energy Co.	28,143	2,241,027
Integrys Energy Group Inc.	12,631	923,326
MDU Resources Group Inc.	30,839	687,402
NiSource Inc.	50,212	2,180,205
SCANA Corp.	22,667	1,200,898
TECO Energy Inc.	37,415	709,014
Wisconsin Energy Corp.	35,809	1,758,938

		15,259,723
MULTILINE RETAIL — 1.16%
Kohl’s Corp.	32,078	2,298,389

Security	Shares	Value
Sears Holdings Corp.[a,b]	7,994	$319,280

		2,617,669
OIL, GAS & CONSUMABLE FUELS — 3.80%
Cobalt International Energy Inc.[a]	47,057	503,510
CVR Energy Inc.	2,467	98,779
Denbury Resources Inc.[b]	56,316	496,144
Energen Corp.	11,596	825,287
HollyFrontier Corp.	31,106	1,206,291
Murphy Oil Corp.	26,461	1,259,808
Newfield Exploration Co.[a]	25,533	1,001,915
QEP Resources Inc.	25,714	578,565
Tesoro Corp.	19,834	1,702,352
Western Refining Inc.	11,256	495,827
WPX Energy Inc.[a]	32,458	446,297

		8,614,775
PERSONAL PRODUCTS — 0.36%
Avon Products Inc.	68,957	563,379
Coty Inc. Class Aa	10,986	262,675

		826,054
PHARMACEUTICALS — 2.10%
Endo International PLC[a]	28,187	2,369,540
Hospira Inc.[a]	27,219	2,375,947

		4,745,487
PROFESSIONAL SERVICES — 0.79%
Dun & Bradstreet Corp. (The)	5,701	727,847
ManpowerGroup Inc.	12,426	1,060,310

		1,788,157
REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.39%
American Capital Agency Corp.	55,960	1,154,735
Annaly Capital Management Inc.	150,474	1,515,273
DDR Corp.[b]	47,574	811,137
Duke Realty Corp.[b]	54,684	1,083,290
Hospitality Properties Trust	23,697	712,806
Liberty Property Trust	23,652	824,036
National Retail Properties Inc.	21,001	806,438
NorthStar Realty Finance Corp.	40,337	756,722
Senior Housing Properties Trust	37,148	760,419
Starwood Property Trust Inc.	37,597	902,704
Two Harbors Investment Corp.	58,102	610,071

		9,937,631
ROAD & RAIL — 0.35%
Ryder System Inc.	8,422	803,122

		803,122

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR MID-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.87%
First Solar Inc.[a,b]	11,915	$710,968
KLA-Tencor Corp.	25,831	1,518,863
Marvell Technology Group Ltd.	67,366	943,798
ON Semiconductor Corp.[a]	69,237	797,610
SunPower Corp.[a,b]	8,186	263,507

		4,234,746
SOFTWARE — 1.90%
CA Inc.	50,627	1,608,420
Symantec Corp.	108,355	2,700,748

		4,309,168
SPECIALTY RETAIL — 2.73%
Bed Bath & Beyond Inc.[a]	29,472	2,076,597
Best Buy Co. Inc.	46,230	1,601,869
GameStop Corp. Class Ab	17,224	663,813
Michaels Companies Inc. (The)[a]	7,423	191,959
Staples Inc.	101,706	1,659,842

		6,194,080
TEXTILES, APPAREL & LUXURY GOODS — 0.74%
Coach Inc.	43,800	1,673,598

		1,673,598
THRIFTS & MORTGAGE FINANCE — 0.85%
Hudson City Bancorp Inc.	76,414	710,650
New York Community Bancorp Inc.[b]	70,208	1,206,876

		1,917,526
WATER UTILITIES — 0.69%
American Water Works Co. Inc.	28,550	1,556,546

		1,556,546

TOTAL COMMON STOCKS
(Cost: $192,448,025)		226,293,023

SHORT-TERM INVESTMENTS — 2.39%

MONEY MARKET FUNDS — 2.39%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	4,776,967	4,776,967
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	268,349	268,349

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	358,364	$358,364

		5,403,680

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,403,680)		5,403,680

TOTAL INVESTMENTS IN SECURITIES — 102.29%
(Cost: $197,851,705)		231,696,703
Other Assets, Less Liabilities — (2.29)%		(5,189,251)

NET ASSETS — 100.00%		$226,507,452

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.88%

AEROSPACE & DEFENSE — 1.81%
Curtiss-Wright Corp.	21,073	$1,539,593
DigitalGlobe Inc.[a]	30,857	992,670
Esterline Technologies Corp.[a,b]	13,721	1,527,010

		4,059,273
AIR FREIGHT & LOGISTICS — 0.27%
Hub Group Inc. Class Aa	15,160	604,884

		604,884
AUTO COMPONENTS — 0.70%
Tenneco Inc.[a]	27,057	1,581,482

		1,581,482
AUTOMOBILES — 0.55%
Thor Industries Inc.	20,511	1,234,147

		1,234,147
BANKS — 4.44%
Capital Bank Financial Corp. Class Aa,b	11,981	324,925
First Financial Bankshares Inc.	28,378	821,827
First Midwest Bancorp Inc./IL	34,471	589,454
Glacier Bancorp Inc.	33,075	871,196
Home BancShares Inc./AR	25,908	851,855
PrivateBancorp Inc.	31,176	1,155,694
South State Corp.	10,635	720,202
Synovus Financial Corp.	60,043	1,660,789
Texas Capital Bancshares Inc.[a]	20,170	1,062,152
UMB Financial Corp.	16,740	833,485
Western Alliance Bancorp[a]	34,522	1,067,420

		9,958,999
BIOTECHNOLOGY — 3.33%
Clovis Oncology Inc.[a,b]	13,052	1,048,859
Neurocrine Biosciences Inc.[a]	33,835	1,153,435
OPKO Health Inc.[a,b]	101,451	1,395,966
PDL BioPharma Inc.	72,172	481,387
Portola Pharmaceuticals Inc.[a]	22,604	806,737
PTC Therapeutics Inc.[a,b]	9,955	584,856
Receptos Inc.[a,b]	13,662	2,012,959

		7,484,199
BUILDING PRODUCTS — 0.42%
Masonite International Corp.[a]	9,131	604,472
Nortek Inc.[a]	4,076	344,911

		949,383

Security	Shares	Value
CAPITAL MARKETS — 1.60%
Interactive Brokers Group Inc. Class A	25,815	$876,419
Janus Capital Group Inc.	65,261	1,168,172
Stifel Financial Corp.[a]	29,273	1,546,785

		3,591,376
CHEMICALS — 3.04%
Cytec Industries Inc.	31,442	1,738,428
Ferro Corp.[a]	38,487	519,190
HB Fuller Co.	22,195	927,085
Innophos Holdings Inc.	9,498	501,874
Minerals Technologies Inc.	15,311	1,037,014
PolyOne Corp.	39,288	1,534,196
Tronox Ltd. Class A	26,904	563,639

		6,821,426
COMMERCIAL SERVICES & SUPPLIES — 2.04%
Clean Harbors Inc.[a]	23,631	1,305,613
Covanta Holding Corp.	57,863	1,174,040
G&K Services Inc. Class A	8,828	623,257
Steelcase Inc. Class A	39,750	698,407
UniFirst Corp./MA	6,930	784,684

		4,586,001
COMMUNICATIONS EQUIPMENT — 2.23%
Ciena Corp.[a,b]	51,613	1,099,357
Finisar Corp.[a,b]	45,619	927,434
InterDigital Inc./PA	16,390	896,861
JDS Uniphase Corp.[a]	102,709	1,300,296
Polycom Inc.[a]	59,330	774,256

		4,998,204
CONSTRUCTION & ENGINEERING — 1.43%
EMCOR Group Inc.	27,761	1,238,974
KBR Inc.	63,960	1,117,381
MasTec Inc.[a]	29,262	524,960
Primoris Services Corp.	17,109	329,006

		3,210,321
CONSUMER FINANCE — 0.75%
Credit Acceptance Corp.[a]	3,736	882,443
Encore Capital Group Inc.[a,b]	10,582	427,936
Nelnet Inc. Class A	8,189	366,622

		1,677,001
DIVERSIFIED CONSUMER SERVICES — 0.49%
ServiceMaster Global Holdings Inc.[a]	31,985	1,105,402

		1,105,402

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2015

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.19%
Consolidated Communications Holdings Inc.	20,710	$436,360

		436,360
ELECTRICAL EQUIPMENT — 2.35%
AZZ Inc.	11,361	527,037
Babcock & Wilcox Co. (The)	47,071	1,521,335
EnerSys	19,473	1,322,217
Franklin Electric Co. Inc.	17,477	631,968
Generac Holdings Inc.[a]	30,366	1,265,958

		5,268,515
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.80%
Belden Inc.	18,755	1,574,482
Knowles Corp.[a,b]	37,669	722,115
Littelfuse Inc.	9,969	976,862
Vishay Intertechnology Inc.	59,807	758,353

		4,031,812
ENERGY EQUIPMENT & SERVICES — 2.29%
Atwood Oceanics Inc.	26,518	885,171
Bristow Group Inc.	15,368	954,814
CARBO Ceramics Inc.[b]	8,803	389,357
Exterran Holdings Inc.	30,364	1,125,593
Forum Energy Technologies Inc.[a]	28,748	668,678
SEACOR Holdings Inc.[a,b]	7,622	553,815
Tidewater Inc.[b]	20,791	575,703

		5,153,131
FOOD & STAPLES RETAILING — 0.85%
Andersons Inc. (The)	11,807	504,041
Casey’s General Stores Inc.	17,150	1,409,387

		1,913,428
FOOD PRODUCTS — 2.09%
B&G Foods Inc.	23,670	719,568
Darling Ingredients Inc.[a]	72,599	991,702
Lancaster Colony Corp.	8,555	767,041
Snyder’s-Lance Inc.	23,031	680,106
TreeHouse Foods Inc.[a]	18,891	1,535,083

		4,693,500
HEALTH CARE EQUIPMENT & SUPPLIES — 2.83%
CONMED Corp.	12,178	611,701
Greatbatch Inc.[a]	11,166	602,071
Haemonetics Corp.[a,b]	22,756	922,300
Hill-Rom Holdings Inc.	24,905	1,243,756
Integra LifeSciences Holdings Corp.[a,b]	11,160	655,985

Security	Shares	Value
STERIS Corp.	26,305	$1,749,282
Wright Medical Group Inc.[a,b]	22,581	572,880

		6,357,975
HEALTH CARE PROVIDERS & SERVICES — 1.83%
Chemed Corp.	7,502	864,605
HealthSouth Corp.	38,667	1,748,522
WellCare Health Plans Inc.[a,b]	19,409	1,502,839

		4,115,966
HEALTH CARE TECHNOLOGY — 0.24%
MedAssets Inc.[a]	26,569	537,756

		537,756
HOTELS, RESTAURANTS & LEISURE — 6.58%
Bloomin’ Brands Inc.	55,786	1,264,111
Boyd Gaming Corp.[a]	34,758	458,806
Brinker International Inc.	27,842	1,541,611
Cheesecake Factory Inc. (The)	20,491	1,027,214
Choice Hotels International Inc.	15,410	922,597
Churchill Downs Inc.	5,437	647,927
ClubCorp Holdings Inc.	11,713	256,398
Cracker Barrel Old Country Store Inc.	10,550	1,397,664
Diamond Resorts International Inc.[a]	22,080	706,781
DineEquity Inc.	7,331	706,928
Life Time Fitness Inc.[a]	15,814	1,130,701
Marriott Vacations Worldwide Corp.	12,364	1,016,444
Pinnacle Entertainment Inc.[a]	24,733	909,185
SeaWorld Entertainment Inc.	29,845	632,714
Texas Roadhouse Inc.	27,727	931,627
Wendy’s Co. (The)	121,685	1,231,452

		14,782,160
HOUSEHOLD DURABLES — 2.07%
Helen of Troy Ltd.[a]	11,783	1,032,309
La-Z-Boy Inc.	22,634	593,237
Ryland Group Inc. (The)	20,587	848,596
Standard Pacific Corp.[a]	65,042	526,840
Tempur Sealy International Inc.[a]	26,866	1,636,408

		4,637,390
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.26%
Ormat Technologies Inc.	16,271	595,356

		595,356
INSURANCE — 2.11%
AmTrust Financial Services Inc.[b]	13,894	826,276

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2015

Security	Shares	Value
Argo Group International Holdings Ltd.	12,471	$610,954
Enstar Group Ltd.[a]	4,829	685,911
National General Holdings Corp.	21,064	407,378
Primerica Inc.	23,019	1,063,938
RLI Corp.	16,371	812,984
Third Point Reinsurance Ltd.[a]	25,310	341,179

		4,748,620
INTERNET & CATALOG RETAIL — 0.08%
Lands’ End Inc.[a]	5,870	172,461

		172,461
INTERNET SOFTWARE & SERVICES — 1.24%
AOL Inc.[a,b]	34,605	1,380,739
j2 Global Inc.	20,227	1,403,147

		2,783,886
IT SERVICES — 2.03%
Cardtronics Inc.[a,b]	19,749	745,130
Convergys Corp.	43,794	993,248
CoreLogic Inc./U.S.[a]	39,630	1,549,929
EVERTEC Inc.	29,168	604,653
NeuStar Inc. Class Aa,b	15,201	456,030
TeleTech Holdings Inc.	7,784	201,917

		4,550,907
LIFE SCIENCES TOOLS & SERVICES — 1.33%
Bio-Rad Laboratories Inc. Class Aa	9,118	1,225,915
Charles River Laboratories International Inc.[a]	20,896	1,445,167
VWR Corp.[a,b]	11,616	308,289

		2,979,371
MACHINERY — 5.46%
Actuant Corp. Class A	27,180	647,428
Albany International Corp. Class A	12,606	494,155
Barnes Group Inc.	21,706	870,411
CLARCOR Inc.	22,145	1,439,425
Greenbrier Companies Inc. (The)[b]	10,656	614,745
Hillenbrand Inc.	27,786	816,630
Hyster-Yale Materials Handling Inc.	4,745	347,998
Meritor Inc.[a]	43,486	570,536
Mueller Industries Inc.	25,092	879,224
Mueller Water Products Inc. Class A	70,750	662,220
Rexnord Corp.[a,b]	44,873	1,188,686
Terex Corp.	46,806	1,285,293
TriMas Corp.[a]	20,053	564,893

Security	Shares	Value
Watts Water Technologies Inc. Class A	12,531	$683,566
Woodward Inc.	25,503	1,199,916

		12,265,126
MEDIA — 1.37%
AMC Entertainment Holdings Inc. Class A	8,617	259,027
Loral Space & Communications Inc.[a]	5,742	396,198
Meredith Corp.	16,150	840,446
New York Times Co. (The) Class A	58,029	777,008
Nexstar Broadcasting Group Inc. Class A	13,658	798,447

		3,071,126
METALS & MINING — 2.05%
Century Aluminum Co.[a,b]	22,987	296,302
Compass Minerals International Inc.	14,834	1,310,287
Globe Specialty Metals Inc.	28,370	565,130
Kaiser Aluminum Corp.	7,785	625,681
Stillwater Mining Co.[a]	53,244	715,067
TimkenSteel Corp.	16,619	485,109
Worthington Industries Inc.	22,259	601,661

		4,599,237
MULTILINE RETAIL — 0.76%
Burlington Stores Inc.[a]	33,066	1,705,214

		1,705,214
OIL, GAS & CONSUMABLE FUELS — 1.26%
Gran Tierra Energy Inc.[a]	121,564	452,218
Oasis Petroleum Inc.[a]	59,263	1,063,178
PDC Energy Inc.[a]	17,367	985,404
SandRidge Energy Inc.[a,b]	171,500	324,135

		2,824,935
PAPER & FOREST PRODUCTS — 0.97%
Boise Cascade Co.[a]	17,493	607,007
Clearwater Paper Corp.[a]	8,454	540,803
KapStone Paper and Packaging Corp.	37,276	1,041,864

		2,189,674
PERSONAL PRODUCTS — 0.66%
Nu Skin Enterprises Inc. Class A	26,121	1,477,142

		1,477,142
PHARMACEUTICALS — 0.73%
Medicines Co. (The)[a]	28,848	738,797

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2015

Security	Shares	Value
Prestige Brands Holdings Inc.[a]	23,038	$904,242

		1,643,039
PROFESSIONAL SERVICES — 0.62%
Korn/Ferry International	22,278	702,425
On Assignment Inc.[a]	20,507	690,061

		1,392,486
REAL ESTATE INVESTMENT TRUSTS (REITS) — 13.16%
Alexander’s Inc.	1,470	633,893
American Homes 4 Rent Class A	62,488	1,055,422
Chambers Street Properties[b]	104,508	783,810
Chesapeake Lodging Trust	25,549	811,181
DiamondRock Hospitality Co.	88,483	1,199,830
DuPont Fabros Technology Inc.[b]	29,151	908,054
EastGroup Properties Inc.	14,138	808,694
Empire State Realty Trust Inc. Class Ab	48,549	873,882
EPR Properties	25,151	1,450,458
Equity One Inc.	34,154	841,213
First Industrial Realty Trust Inc.	48,737	961,581
Franklin Street Properties Corp.	39,426	465,621
Gaming and Leisure Properties Inc.	39,637	1,415,041
Healthcare Realty Trust Inc.	43,869	1,123,046
Home Properties Inc.	25,518	1,877,104
Kite Realty Group Trust	36,795	964,029
Lexington Realty Trust[b]	93,193	863,899
LTC Properties Inc.	15,656	680,410
Medical Properties Trust Inc.	92,117	1,287,796
National Health Investors Inc.	14,750	984,120
Post Properties Inc.	24,091	1,377,282
Potlatch Corp.	17,979	663,605
Ramco-Gershenson Properties Trust	34,353	600,490
Retail Opportunity Investments Corp.	41,184	691,068
Sovran Self Storage Inc.	15,696	1,370,889
STAG Industrial Inc.	28,451	618,240
Strategic Hotels & Resorts Inc.[a]	121,307	1,419,292
Sun Communities Inc.[b]	22,156	1,375,001
Sunstone Hotel Investors Inc.	92,057	1,434,248

		29,539,199
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.07%
Altisource Portfolio Solutions SAa	6,785	164,536

		164,536
ROAD & RAIL — 0.47%
Con-way Inc.	25,460	1,046,406

		1,046,406

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.98%
Atmel Corp.	183,545	$1,391,271
Cirrus Logic Inc.[a]	27,739	937,023
Entegris Inc.[a]	61,803	822,598
MKS Instruments Inc.	23,500	818,035
OmniVision Technologies Inc.[a]	25,573	713,359
Qorvo Inc.[a]	65,476	4,315,523
Rambus Inc.[a,b]	50,797	703,030
Semtech Corp.[a]	29,416	685,099
Teradyne Inc.	96,174	1,755,176
Tessera Technologies Inc.	20,807	751,341
Veeco Instruments Inc.[a,b]	17,823	525,957

		13,418,412
SOFTWARE — 1.59%
Mentor Graphics Corp.	43,209	1,033,991
Take-Two Interactive Software Inc.[a]	37,226	882,256
Verint Systems Inc.[a]	26,804	1,646,570

		3,562,817
SPECIALTY RETAIL — 4.64%
Aaron’s Inc.	28,442	967,028
Abercrombie & Fitch Co. Class A	30,658	689,192
ANN INC.[a]	20,147	762,765
Asbury Automotive Group Inc.[a,b]	12,178	1,023,317
Cabela’s Inc.[a]	21,014	1,108,278
Chico’s FAS Inc.	68,028	1,146,952
Conn’s Inc.[a,b]	10,747	300,594
DSW Inc. Class A	31,061	1,126,582
Express Inc.[a]	37,265	607,420
Finish Line Inc. (The) Class A	20,639	506,275
Genesco Inc.[a]	10,612	717,265
Outerwall Inc.	8,353	554,890
Sonic Automotive Inc. Class A	14,639	341,821
Vitamin Shoppe Inc.[a]	13,618	570,322

		10,422,701
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.44%
Diebold Inc.	28,519	991,606

		991,606
TEXTILES, APPAREL & LUXURY GOODS — 2.86%
Columbia Sportswear Co.	12,040	754,908
Deckers Outdoor Corp.[a,b]	15,232	1,127,168
Iconix Brand Group Inc.[a,b]	21,133	556,009

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP ETF

April 30, 2015

Security	Shares	Value
Skechers U.S.A. Inc. Class Aa,b	18,108	$1,628,271
Steven Madden Ltd.[a]	24,775	966,721
Wolverine World Wide Inc.	45,500	1,398,215

		6,431,292
THRIFTS & MORTGAGE FINANCE — 1.45%
Capitol Federal Financial Inc.	57,297	687,564
Ladder Capital Corp.	9,238	162,035
MGIC Investment Corp.[a]	149,577	1,558,592
Nationstar Mortgage Holdings Inc.[a]	17,245	432,849
Ocwen Financial Corp.[a,b]	47,646	404,515

		3,245,555
TOBACCO — 0.32%
Vector Group Ltd.	32,448	718,723

		718,723
TRADING COMPANIES & DISTRIBUTORS — 1.58%
Applied Industrial Technologies Inc.	18,181	759,420
Beacon Roofing Supply Inc.[a,b]	21,884	650,393
GATX Corp.	19,576	1,064,934
MRC Global Inc.[a]	45,222	660,241
Rush Enterprises Inc. Class Aa	15,712	410,712

		3,545,700
TRANSPORTATION INFRASTRUCTURE — 0.17%
Wesco Aircraft Holdings Inc.[a]	24,881	390,134

		390,134

TOTAL COMMON STOCKS
(Cost: $196,099,406)		224,265,752

SHORT-TERM INVESTMENTS — 14.08%

MONEY MARKET FUNDS — 14.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	29,730,712	29,730,712
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,670,138	1,670,138
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	211,579	211,579

		31,612,429

TOTAL SHORT-TERM INVESTMENTS
(Cost: $31,612,429)		31,612,429

Value
TOTAL INVESTMENTS IN SECURITIES — 113.96%
(Cost: $227,711,835)	$255,878,181
Other Assets, Less Liabilities — (13.96)%	(31,345,033)

NET ASSETS — 100.00%	$224,533,148

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.94%

AIR FREIGHT & LOGISTICS — 1.00%
Forward Air Corp.	7,512	$378,379
XPO Logistics Inc.[a,b]	16,623	806,216

		1,184,595
AIRLINES — 0.43%
Allegiant Travel Co.	3,347	514,635

		514,635
AUTO COMPONENTS — 0.97%
Dorman Products Inc.[a,b]	7,532	352,724
Drew Industries Inc.	5,897	334,183
Gentherm Inc.[a]	8,798	463,918

		1,150,825
BANKS — 1.22%
Bank of the Ozarks Inc.	17,318	671,246
Hilltop Holdings Inc.[a]	19,157	385,247
Pinnacle Financial Partners Inc.	8,024	382,344

		1,438,837
BEVERAGES — 0.47%
Boston Beer Co. Inc. (The)[a]	2,236	554,081

		554,081
BIOTECHNOLOGY — 6.18%
ACADIA Pharmaceuticals Inc.[a]	19,421	663,616
Acorda Therapeutics Inc.[a,b]	10,493	315,524
Agios Pharmaceuticals Inc.[a,b]	2,665	246,086
Celldex Therapeutics Inc.[a,b]	23,862	572,688
Cepheid[a,b]	17,560	985,116
Dyax Corp.[a]	35,495	848,685
Exact Sciences Corp.[a,b]	21,830	456,247
Insys Therapeutics Inc.[a,b]	2,500	131,425
Intrexon Corp.[a,b]	8,671	336,695
Ironwood Pharmaceuticals Inc.[a]	29,917	408,666
Karyopharm Therapeutics Inc.[a,b]	4,997	135,719
Keryx Biopharmaceuticals Inc.[a,b]	24,922	265,669
Ligand Pharmaceuticals Inc.[a,b]	4,391	340,917
Myriad Genetics Inc.[a,b]	17,525	578,851
Novavax Inc.[a]	64,714	500,239
Synageva BioPharma Corp.[a]	5,829	536,035

		7,322,178
BUILDING PRODUCTS — 1.20%
Armstrong World Industries Inc.[a]	11,090	607,067
NCI Building Systems Inc.[a]	7,061	109,304
Simpson Manufacturing Co. Inc.	10,327	338,519

Security	Shares	Value
Trex Co. Inc.[a,b]	7,888	$370,105

		1,424,995
CAPITAL MARKETS — 3.06%
Cohen & Steers Inc.	4,638	175,595
Evercore Partners Inc. Class A	9,090	438,502
Financial Engines Inc.[b]	12,806	540,029
GAMCO Investors Inc. Class A	1,093	84,500
Greenhill & Co. Inc.	6,599	260,990
HFF Inc. Class A	8,079	316,616
Moelis & Co. Class A	3,320	89,806
NorthStar Asset Management Group Inc./New York	46,477	977,411
Virtus Investment Partners Inc.	1,727	230,762
WisdomTree Investments Inc.	26,974	513,585

		3,627,796
CHEMICALS — 0.48%
Balchem Corp.	7,626	399,755
Flotek Industries Inc.[a]	12,183	174,095

		573,850
COMMERCIAL SERVICES & SUPPLIES — 1.89%
Healthcare Services Group Inc.	17,560	531,541
Herman Miller Inc.	14,660	401,831
HNI Corp.	10,884	507,630
Mobile Mini Inc.	11,375	438,392
MSA Safety Inc.	7,753	354,622

		2,234,016
COMMUNICATIONS EQUIPMENT — 2.43%
ADTRAN Inc.	13,175	218,837
Aruba Networks Inc.[a]	27,047	665,627
Infinera Corp.[a,b]	31,542	592,989
Plantronics Inc.	10,595	564,396
Ubiquiti Networks Inc.	6,516	186,162
ViaSat Inc.[a,b]	10,800	649,296

		2,877,307
CONSUMER FINANCE — 0.84%
First Cash Financial Services Inc.[a]	6,979	337,365
PRA Group Inc.[a,b]	11,945	654,287

		991,652
DISTRIBUTORS — 0.84%
Core-Mark Holding Co. Inc.	5,697	300,289
Pool Corp.	10,748	697,438

		997,727

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 2.11%
Bright Horizons Family Solutions Inc.[a]	8,508	$427,782
Grand Canyon Education Inc.[a]	11,509	521,128
Houghton Mifflin Harcourt Co.[a,b]	27,325	624,650
LifeLock Inc.[a,b]	18,774	274,288
Sotheby’s	15,130	646,202

		2,494,050
DIVERSIFIED FINANCIAL SERVICES — 0.67%
MarketAxess Holdings Inc.	9,199	789,734

		789,734
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.44%
Cogent Communications Holdings Inc.	10,521	368,130
Globalstar Inc.[a,b]	59,090	153,043

		521,173
ELECTRICAL EQUIPMENT — 0.54%
Polypore International Inc.[a]	11,003	644,336

		644,336
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.30%
Cognex Corp.[a]	21,323	957,189
FEI Co.	10,303	777,464
InvenSense Inc.[a,b]	18,476	275,662
IPG Photonics Corp.[a,b]	8,775	777,290
Methode Electronics Inc.	9,451	401,289
OSI Systems Inc.[a]	4,588	308,360
Universal Display Corp.[a,b]	9,922	437,263
Zebra Technologies Corp. Class Aa	12,547	1,155,328

		5,089,845
ENERGY EQUIPMENT & SERVICES — 0.41%
U.S. Silica Holdings Inc.[b]	13,141	490,816

		490,816
FOOD & STAPLES RETAILING — 1.36%
Fresh Market Inc. (The)[a,b]	10,859	381,585
PriceSmart Inc.	4,989	401,415
United Natural Foods Inc.[a]	12,320	831,107

		1,614,107
FOOD PRODUCTS — 0.97%
J&J Snack Foods Corp.	3,685	384,456
Post Holdings Inc.[a,b]	12,898	605,432
Tootsie Roll Industries Inc.[b]	5,048	156,387

		1,146,275

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 5.89%
ABIOMED Inc.[a]	9,116	$576,314
Cantel Medical Corp.	8,699	389,628
Cyberonics Inc.[a,b]	6,416	390,799
DexCom Inc.[a]	17,952	1,213,017
Globus Medical Inc. Class Aa,b	16,296	389,311
HeartWare International Inc.[a,b]	3,985	301,704
Insulet Corp.[a]	13,911	415,243
Masimo Corp.[a]	11,799	398,334
Neogen Corp.[a]	9,108	405,670
NuVasive Inc.[a]	11,865	530,722
Spectranetics Corp. (The)[a,b]	10,333	265,041
Thoratec Corp.[a,b]	13,334	534,827
Tornier NVa	8,802	227,708
West Pharmaceutical Services Inc.	17,615	938,527

		6,976,845
HEALTH CARE PROVIDERS & SERVICES — 2.37%
Acadia Healthcare Co. Inc.[a,b]	12,358	846,523
Air Methods Corp.[a,b]	8,806	402,434
AmSurg Corp.[a,b]	11,690	733,197
ExamWorks Group Inc.[a,b]	8,536	349,549
Molina Healthcare Inc.[a]	7,989	473,189

		2,804,892
HEALTH CARE TECHNOLOGY — 1.61%
Allscripts Healthcare Solutions Inc.[a,b]	41,816	556,153
Castlight Health Inc.[a]	2,895	21,799
HMS Holdings Corp.[a,b]	21,776	370,410
Medidata Solutions Inc.[a,b]	13,407	716,336
Veeva Systems Inc.[a,b]	9,282	246,437

		1,911,135
HOTELS, RESTAURANTS & LEISURE — 4.21%
Belmond Ltd.[a]	21,002	258,745
Buffalo Wild Wings Inc.[a,b]	4,666	743,294
El Pollo Loco Holdings Inc.[a,b]	3,421	89,562
Fiesta Restaurant Group Inc.[a]	6,601	333,681
Interval Leisure Group Inc.	9,712	240,760
Jack in the Box Inc.	9,380	813,903
Krispy Kreme Doughnuts Inc.[a]	15,965	284,177
La Quinta Holdings Inc.[a]	22,227	535,226
Papa John’s International Inc.	7,254	445,178
Sonic Corp.	12,530	358,984
Vail Resorts Inc.	8,948	887,731

		4,991,241

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
HOUSEHOLD DURABLES — 0.44%
TRI Pointe Homes Inc.[a,b]	36,178	$516,622

		516,622
HOUSEHOLD PRODUCTS — 0.23%
WD-40 Co.	3,396	274,940

		274,940
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.62%
NRG Yield Inc. Class A	8,385	412,542
Pattern Energy Group Inc.	10,894	315,708

		728,250
INTERNET & CATALOG RETAIL — 1.27%
HSN Inc.	8,010	499,984
Liberty TripAdvisor Holdings Inc. Class Aa	17,069	507,120
Shutterfly Inc.[a]	9,303	416,403
Wayfair Inc. Class Aa,b	2,652	85,182

		1,508,689
INTERNET SOFTWARE & SERVICES — 4.74%
Bankrate Inc.[a]	14,420	178,808
Cimpress NVa,b	7,472	627,200
comScore Inc.[a]	8,236	431,237
Cornerstone OnDemand Inc.[a]	11,879	340,096
Dealertrack Technologies Inc.[a,b]	10,986	431,860
Demandware Inc.[a]	7,874	485,038
Endurance International Group Holdings Inc.[a,b]	14,237	261,107
Envestnet Inc.[a]	8,463	433,813
Gogo Inc.[a,b]	13,255	280,211
GrubHub Inc.[a]	4,422	182,054
HomeAway Inc.[a]	21,664	605,509
Marketo Inc.[a,b]	7,011	199,463
NIC Inc.	14,986	254,762
RetailMeNot Inc.[a]	10,454	192,144
Shutterstock Inc.[a,b]	3,862	260,646
TrueCar Inc.[a,b]	3,793	58,488
WebMD Health Corp.[a]	8,742	385,959

		5,608,395
IT SERVICES — 3.50%
Acxiom Corp.[a]	19,046	332,543
Blackhawk Network Holdings Inc.[a,b]	3,107	114,244
Blackhawk Network Holdings Inc. Class Ba	9,341	342,908
EPAM Systems Inc.[a]	5,833	377,454

Security	Shares	Value
Euronet Worldwide Inc.[a]	12,312	$720,006
Heartland Payment Systems Inc.	8,970	456,573
iGATE Corp.[a,b]	8,770	417,101
MAXIMUS Inc.	16,227	1,038,690
Syntel Inc.[a,b]	7,636	343,773

		4,143,292
LIFE SCIENCES TOOLS & SERVICES — 1.91%
Bio-Techne Corp.	9,150	878,034
Bruker Corp.[a,b]	27,402	519,542
PAREXEL International Corp.[a,b]	13,500	858,262

		2,255,838
MACHINERY — 3.15%
American Railcar Industries Inc.	2,310	122,522
Chart Industries Inc.[a]	7,525	305,139
CIRCOR International Inc.	4,359	238,176
EnPro Industries Inc.	5,964	381,756
Manitowoc Co. Inc. (The)	33,394	658,863
Proto Labs Inc.[a,b]	5,600	392,000
RBC Bearings Inc.	5,761	420,495
Tennant Co.	4,542	292,005
Toro Co. (The)	13,716	919,521

		3,730,477
MEDIA — 0.71%
DreamWorks Animation SKG Inc. Class Aa,b	17,851	465,197
Morningstar Inc.	4,944	375,200

		840,397
METALS & MINING — 0.47%
Carpenter Technology Corp.	12,959	560,477

		560,477
OIL, GAS & CONSUMABLE FUELS — 3.37%
Bonanza Creek Energy Inc.[a]	9,504	261,930
Carrizo Oil & Gas Inc.[a]	11,479	639,725
Eclipse Resources Corp.[a,b]	10,518	66,579
Halcon Resources Corp.[a,b]	63,002	93,873
Laredo Petroleum Inc.[a,b]	30,573	483,053
Matador Resources Co.[a,b]	19,334	535,938
Parsley Energy Inc. Class Aa,b	14,591	253,008
Rosetta Resources Inc.[a,b]	18,131	413,931
RSP Permian Inc.[a,b]	11,698	339,476
SemGroup Corp. Class A	10,716	902,180

		3,989,693
PERSONAL PRODUCTS — 0.14%
USANA Health Sciences Inc.[a]	1,488	169,245

		169,245

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
PHARMACEUTICALS — 2.50%
Horizon Pharma PLC[a]	33,326	$937,127
Impax Laboratories Inc.[a]	16,345	739,775
Lannett Co. Inc.[a,b]	6,529	375,417
Nektar Therapeutics[a,b]	31,657	301,375
Pacira Pharmaceuticals Inc./DEa,b	8,929	611,458

		2,965,152
PROFESSIONAL SERVICES — 1.88%
Advisory Board Co. (The)[a]	10,566	548,270
Corporate Executive Board Co. (The)	8,250	691,598
Huron Consulting Group Inc.[a]	5,636	341,654
TriNet Group Inc.[a]	6,692	234,354
WageWorks Inc.[a]	8,146	410,558

		2,226,434
REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.32%
Acadia Realty Trust	16,793	518,904
American Assets Trust Inc.[b]	8,598	342,200
CubeSmart	40,129	925,776
DCT Industrial Trust Inc.	21,739	718,257
Education Realty Trust Inc.	11,147	374,762
FelCor Lodging Trust Inc.	30,901	343,310
Healthcare Trust of America Inc. Class A	30,841	798,474
Hersha Hospitality Trust	49,008	315,121
Hudson Pacific Properties Inc.	17,890	539,562
New York REIT Inc.[b]	39,970	394,904
Parkway Properties Inc./Md	20,752	337,635
Pebblebrook Hotel Trust[b]	17,670	758,750
PS Business Parks Inc.	4,777	364,724
Ryman Hospitality Properties Inc.	12,571	724,592
Sabra Health Care REIT Inc.	14,597	436,158
Tanger Factory Outlet Centers Inc.[b]	23,262	781,138

		8,674,267
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.82%
Alexander & Baldwin Inc.	11,191	453,012
Kennedy-Wilson Holdings Inc.	20,917	518,323

		971,335
ROAD & RAIL — 1.62%
Heartland Express Inc.	13,633	285,202
Knight Transportation Inc.	14,998	433,442
Landstar System Inc.	11,037	687,716
Swift Transportation Co.[a]	20,919	506,240

		1,912,600

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.05%
Cavium Inc.[a,b]	13,286	$860,800
Integrated Device Technology Inc.[a]	36,539	664,645
Monolithic Power Systems Inc.	8,900	461,287
Power Integrations Inc.	7,229	357,763
Silicon Laboratories Inc.[a,b]	9,657	498,977
Synaptics Inc.[a,b]	9,047	766,462

		3,609,934
SOFTWARE — 9.74%
ACI Worldwide Inc.[a,b]	28,554	657,599
Advent Software Inc.	11,095	481,634
Aspen Technology Inc.[a]	21,737	964,905
Barracuda Networks Inc.[a]	2,582	104,649
Blackbaud Inc.	11,411	576,598
CommVault Systems Inc.[a]	10,400	475,800
Fair Isaac Corp.	7,744	685,034
FleetMatics Group PLC[a]	9,302	423,985
Guidewire Software Inc.[a]	17,130	855,644
Manhattan Associates Inc.[a]	18,290	961,322
MicroStrategy Inc. Class Aa	2,234	406,856
NetScout Systems Inc.[a,b]	9,244	379,928
Pegasystems Inc.	8,847	190,564
Proofpoint Inc.[a,b]	8,552	461,637
Qlik Technologies Inc.[a]	22,253	774,182
RealPage Inc.[a,b]	12,823	254,408
SolarWinds Inc.[a]	16,349	797,504
Synchronoss Technologies Inc.[a,b]	9,013	413,517
TiVo Inc.[a]	23,578	260,537
Tyler Technologies Inc.[a]	8,274	1,009,014
Zynga Inc. Class Aa,b	161,171	394,869

		11,530,186
SPECIALTY RETAIL — 2.82%
Five Below Inc.[a,b]	13,400	451,848
Hibbett Sports Inc.[a,b]	6,162	288,382
Lithia Motors Inc. Class A	5,628	561,280
Lumber Liquidators Holdings Inc.[a,b]	6,673	183,441
Mattress Firm Holding Corp.[a,b]	3,807	224,917
Monro Muffler Brake Inc.	7,802	467,262
Restoration Hardware Holdings Inc.[a,b]	8,857	763,208
Select Comfort Corp.[a]	12,980	400,043

		3,340,381

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP GROWTH ETF

April 30, 2015

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.99%
Cray Inc.[a]	10,030	$281,743
Electronics For Imaging Inc.[a]	11,556	482,232
Nimble Storage Inc.[a,b]	6,472	158,305
Super Micro Computer Inc.[a,b]	8,719	250,845

		1,173,125
TEXTILES, APPAREL & LUXURY GOODS — 1.60%
G-III Apparel Group Ltd.[a]	4,707	523,324
Kate Spade & Co.[a,b]	31,394	1,026,584
Tumi Holdings Inc.[a]	14,719	344,277

		1,894,185
THRIFTS & MORTGAGE FINANCE — 0.31%
Essent Group Ltd.[a]	14,594	364,120

		364,120
TRADING COMPANIES & DISTRIBUTORS — 0.85%
H&E Equipment Services Inc.	7,738	191,283
Watsco Inc.	6,734	810,033

		1,001,316

TOTAL COMMON STOCKS
(Cost: $102,350,753)		118,356,293

SHORT-TERM INVESTMENTS — 25.42%

MONEY MARKET FUNDS — 25.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	28,499,951	28,499,951
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	1,601,000	1,601,000

		30,100,951

TOTAL SHORT-TERM INVESTMENTS
(Cost: $30,100,951)		30,100,951

TOTAL INVESTMENTS IN SECURITIES — 125.36%
(Cost: $132,451,704)		148,457,244
Other Assets, Less Liabilities — (25.36)%		(30,034,304)

NET ASSETS — 100.00%		$118,422,940

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Schedule of Investments

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.82%

AEROSPACE & DEFENSE — 2.27%
Cubic Corp.	18,629	$923,626
Exelis Inc.	159,690	3,915,599
Moog Inc. Class Aa	34,179	2,388,428
Triumph Group Inc.	43,093	2,552,829

		9,780,482
AIRLINES — 1.07%
JetBlue Airways Corp.[a,b]	223,536	4,589,194

		4,589,194
AUTO COMPONENTS — 1.61%
American Axle & Manufacturing Holdings Inc.[a,b]	64,820	1,615,962
Cooper Tire & Rubber Co.	46,319	1,968,094
Dana Holding Corp.	140,742	3,035,805
Federal-Mogul Holdings Corp.[a]	25,144	324,358

		6,944,219
BANKS — 13.63%
Associated Banc-Corp.	127,551	2,399,234
BancorpSouth Inc.	73,223	1,772,729
Bank of Hawaii Corp.	37,468	2,262,692
BankUnited Inc.	87,273	2,867,791
BBCN Bancorp Inc.	68,064	965,828
Cathay General Bancorp	63,468	1,813,915
Columbia Banking System Inc.	45,800	1,360,260
Community Bank System Inc.	34,984	1,222,691
CVB Financial Corp.[b]	82,612	1,292,878
First Citizens BancShares Inc./NC Class A	7,427	1,785,005
First Horizon National Corp.	200,776	2,861,058
First Interstate BancSystem Inc.	17,395	470,709
First Niagara Financial Group Inc.	303,462	2,759,987
FirstMerit Corp.	141,798	2,746,627
FNB Corp./PA	148,262	1,967,437
Fulton Financial Corp.	153,763	1,869,758
Hancock Holding Co.	68,637	1,998,023
IBERIABANK Corp.	28,635	1,784,247
International Bancshares Corp.	49,554	1,287,413
MB Financial Inc.	54,925	1,654,890
National Penn Bancshares Inc.	120,601	1,254,250
Old National Bancorp/IN	93,182	1,272,866
Park National Corp.	10,967	905,436
Popular Inc.[a]	88,367	2,865,742
Susquehanna Bancshares Inc.	156,324	2,100,995

Security	Shares	Value
TCF Financial Corp.	141,224	$2,211,568
Trustmark Corp.	57,885	1,377,663
United Bankshares Inc./WV	54,538	2,049,538
Valley National Bancorp	188,955	1,781,846
Webster Financial Corp.	77,602	2,780,480
Westamerica Bancorp.	22,002	958,187
Wintrust Financial Corp.	40,475	1,972,751

		58,674,494
CAPITAL MARKETS — 1.50%
Artisan Partners Asset Management Inc.	29,443	1,318,752
BGC Partners Inc. Class A	145,744	1,462,541
Federated Investors Inc. Class B	81,753	2,812,303
KCG Holdings Inc. Class Aa	66,179	849,739

		6,443,335
CHEMICALS — 2.80%
Axiall Corp.	59,957	2,446,246
Cabot Corp.	54,421	2,325,954
Chemtura Corp.[a,b]	59,245	1,785,052
Kronos Worldwide Inc.	18,301	246,148
Olin Corp.	66,098	1,951,874
Rayonier Advanced Materials Inc.	36,918	616,900
Sensient Technologies Corp.	40,740	2,662,766

		12,034,940
COMMERCIAL SERVICES & SUPPLIES — 3.17%
ABM Industries Inc.	44,506	1,426,417
Brady Corp. Class A	40,858	1,088,049
Deluxe Corp.	42,764	2,768,969
Matthews International Corp. Class A	25,379	1,231,643
RR Donnelley & Sons Co.	170,674	3,177,950
Tetra Tech Inc.	52,883	1,433,658
United Stationers Inc.	33,183	1,347,562
West Corp.	37,033	1,146,171

		13,620,419
COMMUNICATIONS EQUIPMENT — 0.21%
NETGEAR Inc.[a]	29,804	902,167

		902,167
CONSTRUCTION & ENGINEERING — 0.41%
Granite Construction Inc.	30,939	1,073,892
Tutor Perini Corp.[a]	33,449	709,119

		1,783,011
CONSUMER FINANCE — 0.15%
Cash America International Inc.	24,665	639,317

		639,317

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
CONTAINERS & PACKAGING — 1.53%
Berry Plastics Group Inc.[a]	101,550	$3,475,041
Greif Inc. Class A	29,017	1,182,733
Silgan Holdings Inc.	35,778	1,927,361

		6,585,135
DIVERSIFIED CONSUMER SERVICES — 0.72%
Apollo Education Group Inc.[a]	82,699	1,388,103
DeVry Education Group Inc.	49,373	1,493,040
Weight Watchers International Inc.[a,b]	24,450	209,047

		3,090,190
DIVERSIFIED FINANCIAL SERVICES — 0.26%
PHH Corp.[a,b]	43,913	1,103,095

		1,103,095
ELECTRIC UTILITIES — 4.44%
ALLETE Inc.	36,054	1,813,516
Cleco Corp.	51,839	2,817,450
El Paso Electric Co.	34,607	1,287,727
Hawaiian Electric Industries Inc.	88,043	2,755,746
IDACORP Inc.	43,091	2,599,680
MGE Energy Inc.	29,636	1,229,301
PNM Resources Inc.	66,180	1,838,480
Portland General Electric Co.	67,077	2,358,427
UIL Holdings Corp.	48,498	2,419,080

		19,119,407
ELECTRICAL EQUIPMENT — 0.70%
Regal Beloit Corp.	38,319	2,996,546

		2,996,546
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.81%
Anixter International Inc.[a]	23,332	1,647,239
AVX Corp.	40,466	557,217
Benchmark Electronics Inc.[a]	45,189	1,063,297
Coherent Inc.[a]	21,203	1,272,180
Itron Inc.[a,b]	32,835	1,177,463
Plexus Corp.[a]	28,834	1,241,304
Sanmina Corp.[a]	71,152	1,446,520
SYNNEX Corp.	24,003	1,836,230
Tech Data Corp.[a]	32,850	1,851,754

		12,093,204
ENERGY EQUIPMENT & SERVICES — 1.92%
Frank’s International NV	29,062	604,489
Helix Energy Solutions Group Inc.[a]	84,268	1,388,737
Oil States International Inc.[a]	43,869	2,087,726
Patterson-UTI Energy Inc.	125,117	2,796,365
Unit Corp.[a]	39,707	1,383,392

		8,260,709

Security	Shares	Value
FOOD & STAPLES RETAILING — 0.46%
SUPERVALU Inc.[a,b]	176,659	$1,552,832
Weis Markets Inc.	9,519	422,168

		1,975,000
FOOD PRODUCTS — 1.33%
Cal-Maine Foods Inc.[b]	25,679	1,148,108
Dean Foods Co.	80,511	1,308,304
Fresh Del Monte Produce Inc.	29,158	1,076,805
Sanderson Farms Inc.[b]	17,651	1,325,943
Seaboard Corp.[a]	242	871,200

		5,730,360
GAS UTILITIES — 3.65%
Laclede Group Inc. (The)[b]	37,034	1,923,176
New Jersey Resources Corp.	73,282	2,235,834
Northwest Natural Gas Co.	23,429	1,094,134
ONE Gas Inc.	44,576	1,870,855
Piedmont Natural Gas Co. Inc.	67,555	2,529,259
South Jersey Industries Inc.	29,103	1,535,183
Southwest Gas Corp.	39,863	2,192,465
WGL Holdings Inc.	42,647	2,346,011

		15,726,917
HEALTH CARE EQUIPMENT & SUPPLIES — 0.74%
Alere Inc.[a]	67,087	3,185,291

		3,185,291
HEALTH CARE PROVIDERS & SERVICES — 2.89%
Health Net Inc./CAa	65,859	3,467,476
Kindred Healthcare Inc.	71,750	1,646,662
LifePoint Hospitals Inc.[a]	37,883	2,836,679
Magellan Health Inc.[a]	22,920	1,450,836
Owens & Minor Inc.	54,166	1,826,478
Select Medical Holdings Corp.	83,074	1,208,727

		12,436,858
HOTELS, RESTAURANTS & LEISURE — 0.49%
Bob Evans Farms Inc./DE	20,315	873,952
Caesars Entertainment Corp.[a,b]	36,427	345,692
International Speedway Corp. Class A	24,006	872,858

		2,092,502
HOUSEHOLD DURABLES — 1.57%
KB Home	77,948	1,129,466
MDC Holdings Inc.	33,527	899,865
Meritage Homes Corp.[a,b]	31,973	1,367,485
Taylor Morrison Home Corp. Class Aa	28,338	524,820
Tupperware Brands Corp.	42,643	2,851,111

		6,772,747

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.27%
HRG Group Inc.[a]	93,033	$1,165,703

		1,165,703
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.68%
Dynegy Inc.[a]	88,216	2,934,946

		2,934,946
INSURANCE — 7.51%
American Equity Investment Life Holding Co.	65,783	1,772,852
American National Insurance Co.	7,413	741,745
Aspen Insurance Holdings Ltd.	53,374	2,494,167
Endurance Specialty Holdings Ltd.	38,396	2,318,351
FBL Financial Group Inc. Class A	8,869	516,797
Fidelity & Guaranty Life	9,667	216,347
First American Financial Corp.	92,056	3,202,628
Greenlight Capital Re Ltd. Class Aa	25,327	769,688
Hanover Insurance Group Inc. (The)	37,985	2,604,631
Horace Mann Educators Corp.	35,384	1,201,994
Kemper Corp.	42,818	1,612,954
MBIA Inc.[a]	120,882	1,057,718
Mercury General Corp.	24,391	1,340,042
Montpelier Re Holdings Ltd.	31,666	1,206,791
OneBeacon Insurance Group Ltd. Class A	20,030	302,052
ProAssurance Corp.	47,898	2,153,015
Selective Insurance Group Inc.	48,613	1,309,634
StanCorp Financial Group Inc.	36,031	2,597,115
Symetra Financial Corp.	81,607	1,938,166
Validus Holdings Ltd.	71,099	2,974,071

		32,330,758
INTERNET & CATALOG RETAIL — 0.10%
Travelport Worldwide Ltd.	26,272	415,886

		415,886
IT SERVICES — 2.09%
Booz Allen Hamilton Holding Corp.	84,238	2,316,545
CACI International Inc. Class Aa,b	20,673	1,824,185
Leidos Holdings Inc.	53,384	2,222,910
Science Applications International Corp.	33,756	1,691,176
Unisys Corp.[a,b]	42,759	930,863

		8,985,679
MACHINERY — 1.21%
Harsco Corp.	68,706	1,104,792

Security	Shares	Value
Kennametal Inc.	67,907	$2,404,587
Navistar International Corp.[a,b]	57,100	1,710,716

		5,220,095
MARINE — 0.35%
Matson Inc.	37,097	1,502,428

		1,502,428
MEDIA — 2.39%
Clear Channel Outdoor Holdings Inc. Class A	37,542	427,228
John Wiley & Sons Inc. Class A	39,794	2,263,483
Media General Inc.[a,b]	81,087	1,369,559
Regal Entertainment Group Class Ab	68,486	1,506,692
Sinclair Broadcast Group Inc. Class A	61,918	1,897,168
Starz Series Aa	72,243	2,841,317

		10,305,447
METALS & MINING — 0.98%
AK Steel Holding Corp.[a,b]	152,464	774,517
Cliffs Natural Resources Inc.[b]	131,785	782,803
Commercial Metals Co.	100,914	1,675,172
SunCoke Energy Inc.	56,685	993,688

		4,226,180
MULTI-UTILITIES — 2.01%
Avista Corp.	48,993	1,598,152
Black Hills Corp.	38,360	1,890,764
NorthWestern Corp.	40,369	2,102,821
Vectren Corp.	70,773	3,055,271

		8,647,008
MULTILINE RETAIL — 0.99%
Big Lots Inc.	45,870	2,090,296
JC Penney Co. Inc.[a,b]	260,412	2,161,419

		4,251,715
OIL, GAS & CONSUMABLE FUELS — 2.83%
Delek U.S. Holdings Inc.	43,577	1,608,863
Green Plains Inc.	29,395	915,360
PBF Energy Inc.	73,612	2,089,109
Peabody Energy Corp.[b]	235,912	1,115,864
Stone Energy Corp.[a]	48,035	819,957
Ultra Petroleum Corp.[a,b]	130,589	2,223,931
World Fuel Services Corp.	61,577	3,417,523

		12,190,607
PAPER & FOREST PRODUCTS — 1.54%
Domtar Corp.	54,693	2,363,832
Louisiana-Pacific Corp.[a]	121,793	1,856,125
Resolute Forest Products Inc.[a,b]	81,119	1,250,855

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
Schweitzer-Mauduit International Inc.	26,166	$1,156,799

		6,627,611
PERSONAL PRODUCTS — 0.09%
Revlon Inc. Class Aa	9,987	390,592

		390,592
PHARMACEUTICALS — 0.68%
Catalent Inc.[a]	63,509	1,827,154
Theravance Inc.[b]	68,764	1,117,415

		2,944,569
PROFESSIONAL SERVICES — 0.34%
FTI Consulting Inc.[a,b]	35,358	1,453,567

		1,453,567
REAL ESTATE INVESTMENT TRUSTS (REITS) — 12.49%
ARMOUR Residential REIT Inc.	305,870	917,610
Blackstone Mortgage Trust Inc. Class A	67,335	2,069,205
Brandywine Realty Trust	154,167	2,247,755
Capstead Mortgage Corp.[b]	82,267	958,411
CBL & Associates Properties Inc.	145,959	2,628,722
Chimera Investment Corp.	176,185	2,676,250
Colony Capital Inc.[b]	93,726	2,428,441
Columbia Property Trust Inc.	107,115	2,809,626
Corporate Office Properties Trust	79,389	2,095,076
Cousins Properties Inc.[b]	176,626	1,720,337
CYS Investments Inc.[b]	138,959	1,239,514
Equity Commonwealth[a]	111,201	2,803,377
GEO Group Inc. (The)	63,611	2,480,829
Government Properties Income Trust[b]	58,611	1,221,453
Hatteras Financial Corp.	82,744	1,494,357
Invesco Mortgage Capital Inc.	105,350	1,622,390
iStar Financial Inc.[a]	66,276	897,377
Mack-Cali Realty Corp.	71,797	1,288,756
MFA Financial Inc.	317,619	2,467,900
New Residential Investment Corp.	164,104	2,796,332
Newcastle Investment Corp.	58,050	309,406
Outfront Media Inc.	116,622	3,349,384
Pennsylvania REIT	59,014	1,334,307
PennyMac Mortgage Investment Trust[c]	53,341	1,117,494
Piedmont Office Realty Trust Inc. Class A	132,375	2,313,915
Redwood Trust Inc.[b]	71,538	1,229,738
Retail Properties of America Inc. Class A	202,402	3,058,294
Select Income REIT[b]	32,513	753,976

Security	Shares	Value
Washington REIT	57,261	$1,415,492

		53,745,724
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.16%
St. Joe Co. (The)[a,b]	39,674	692,311

		692,311
ROAD & RAIL — 0.24%
Werner Enterprises Inc.	38,200	1,026,434

		1,026,434
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.22%
Advanced Micro Devices Inc.[a,b]	539,093	1,218,350
Amkor Technology Inc.[a]	97,884	688,124
Cypress Semiconductor Corp.[a]	272,233	3,626,144
Diodes Inc.[a]	31,393	838,821
Fairchild Semiconductor International Inc.[a,b]	100,561	1,826,691
Intersil Corp. Class A	111,625	1,490,194
Microsemi Corp.[a]	81,543	2,720,274
PMC-Sierra Inc.[a]	173,069	1,458,972

		13,867,570
SOFTWARE — 0.61%
Progress Software Corp.[a]	43,495	1,148,268
Rovi Corp.[a,b]	78,778	1,458,181

		2,606,449
SPECIALTY RETAIL — 5.12%
American Eagle Outfitters Inc.	150,039	2,387,121
Ascena Retail Group Inc.[a,b]	112,701	1,689,388
Barnes & Noble Inc.[a,b]	38,942	852,830
Buckle Inc. (The)[b]	24,057	1,077,754
CST Brands Inc.	65,883	2,747,980
Group 1 Automotive Inc.	18,342	1,448,651
Guess? Inc.	54,739	1,002,271
Men’s Wearhouse Inc. (The)	39,209	2,218,837
Murphy USA Inc.[a]	36,878	2,409,240
Office Depot Inc.[a]	420,333	3,875,470
Pier 1 Imports Inc.	77,257	977,301
Rent-A-Center Inc./TX	45,369	1,342,922

		22,029,765
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.53%
Lexmark International Inc. Class A	51,840	2,301,178

		2,301,178
THRIFTS & MORTGAGE FINANCE — 1.86%
Astoria Financial Corp.	75,203	990,423
EverBank Financial Corp.	67,890	1,260,717

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MORNINGSTAR SMALL-CAP VALUE ETF

April 30, 2015

Security	Shares	Value
Northwest Bancshares Inc.	81,344	$1,001,345
Radian Group Inc.	163,735	2,924,307
Washington Federal Inc.	84,206	1,818,850

		7,995,642
TRADING COMPANIES & DISTRIBUTORS — 0.26%
TAL International Group Inc.[a]	28,529	1,099,508

		1,099,508
WATER UTILITIES — 0.29%
American States Water Co.	32,776	1,258,271

		1,258,271
WIRELESS TELECOMMUNICATION SERVICES — 0.65%
Leap Wireless International Inc.	41,720	105,135
Telephone & Data Systems Inc.	84,247	2,250,237
U.S. Cellular Corp.[a]	11,655	430,419

		2,785,791

TOTAL COMMON STOCKS
(Cost: $379,596,737)		429,580,973

SHORT-TERM INVESTMENTS — 9.26%

MONEY MARKET FUNDS — 9.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	37,115,605	37,115,605
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	2,084,989	2,084,989
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	656,459	656,459

		39,857,053

TOTAL SHORT-TERM INVESTMENTS
(Cost: $39,857,053)		39,857,053

TOTAL INVESTMENTS IN SECURITIES — 109.08%
(Cost: $419,453,790)		469,438,026
Other Assets, Less Liabilities — (9.08)%		(39,058,771)

NET ASSETS — 100.00%		$430,379,255

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2015

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$574,327,168	$504,041,356	$271,512,081
Affiliated (Note 2)	3,565,977	14,654,374	2,444,448

Total cost of investments	$577,893,145	$518,695,730	$273,956,529

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$666,194,405	$719,241,885	$302,005,597
Affiliated (Note 2)	3,565,977	15,990,141	3,098,616

Total fair value of investments	669,760,382	735,232,026	305,104,213
Receivables:
Dividends and interest	870,827	294,216	391,503

Total Assets	670,631,209	735,526,242	305,495,716

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	2,684,858	9,127,202	—
Investment advisory fees (Note 2)	114,158	151,178	62,160

Total Liabilities	2,799,016	9,278,380	62,160

NET ASSETS	$667,832,193	$726,247,862	$305,433,556

Net assets consist of:
Paid-in capital	$593,213,032	$603,428,235	$328,936,971
Undistributed net investment income	1,130,263	314,117	566,109
Accumulated net realized loss	(18,378,339)	(94,030,786)	(55,217,208)
Net unrealized appreciation	91,867,237	216,536,296	31,147,684

NET ASSETS	$667,832,193	$726,247,862	$305,433,556

Shares outstanding[b]	5,450,000	6,150,000	3,550,000

Net asset value per share	$122.54	$118.09	$86.04

[a]	Securities on loan with values of $2,594,450, $8,791,156 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$453,142,868	$171,777,623	$192,448,025
Affiliated (Note 2)	32,509,787	27,607,581	5,403,680

Total cost of investments	$485,652,655	$199,385,204	$197,851,705

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$514,200,158	$231,122,867	$226,293,023
Affiliated (Note 2)	32,509,787	27,607,581	5,403,680

Total fair value of investments	546,709,945	258,730,448	231,696,703
Cash	233	—	—
Receivables:
Investment securities sold	—	—	20
Dividends and interest	276,009	46,365	191,348
Capital shares sold	30,565	—	—

Total Assets	547,016,752	258,776,813	231,888,071

LIABILITIES
Payables:
Investment securities purchased	—	—	278,914
Collateral for securities on loan (Note 1)	31,842,414	27,559,109	5,045,316
Investment advisory fees (Note 2)	99,426	57,964	56,389

Total Liabilities	31,941,840	27,617,073	5,380,619

NET ASSETS	$515,074,912	$231,159,740	$226,507,452

Net assets consist of:
Paid-in capital	$470,331,153	$262,832,737	$203,606,608
Accumulated net realized loss	(16,313,531)	(91,018,241)	(10,944,154)
Net unrealized appreciation	61,057,290	59,345,244	33,844,998

NET ASSETS	$515,074,912	$231,159,740	$226,507,452

Shares outstanding[b]	3,400,000	1,400,000	1,800,000

Net asset value per share	$151.49	$165.11	$125.84

[a]	Securities on loan with values of $30,714,215, $26,686,254 and $4,868,349, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

ASSETS
Investments, at cost:
Unaffiliated	$196,099,406	$102,350,753	$378,259,760
Affiliated (Note 2)	31,612,429	30,100,951	41,194,030

Total cost of investments	$227,711,835	$132,451,704	$419,453,790

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$224,265,752	$118,356,293	$428,463,479
Affiliated (Note 2)	31,612,429	30,100,951	40,974,547

Total fair value of investments	255,878,181	148,457,244	469,438,026
Cash	—	58,282	1,011,017
Receivables:
Investment securities sold	—	4,200	—
Dividends and interest	103,050	34,498	250,313

Total Assets	255,981,231	148,554,224	470,699,356

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	31,400,850	30,100,951	39,200,594
Due to broker	—	—	1,011,017
Investment advisory fees (Note 2)	47,233	30,333	108,490

Total Liabilities	31,448,083	30,131,284	40,320,101

NET ASSETS	$224,533,148	$118,422,940	$430,379,255

Net assets consist of:
Paid-in capital	$204,854,594	$112,357,328	$394,952,852
Accumulated net realized loss	(8,487,792)	(9,939,928)	(14,557,833)
Net unrealized appreciation	28,166,346	16,005,540	49,984,236

NET ASSETS	$224,533,148	$118,422,940	$430,379,255

Shares outstanding[b]	1,600,000	850,000	3,350,000

Net asset value per share	$140.33	$139.32	$128.47

[a]	Securities on loan with values of $30,149,105, $28,698,934 and $37,861,408, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2015

	iShares Morningstar Large-Cap ETF	iShares Morningstar Large-Cap Growth ETF	iShares Morningstar Large-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$12,525,263	$7,467,293	$8,638,802
Dividends — affiliated (Note 2)	—	111,405	63,200
Interest — affiliated (Note 2)	33	34	12
Securities lending income — affiliated — net (Note 2)	5,295	23,704	530

Total investment income	12,530,591	7,602,436	8,702,544

EXPENSES
Investment advisory fees (Note 2)	1,158,477	1,528,442	762,447

Total expenses	1,158,477	1,528,442	762,447

Net investment income	11,372,114	6,073,994	7,940,097

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,337,359	23,201,012	5,434,483
Investments — affiliated (Note 2)	—	428	2,537
In-kind redemptions — unaffiliated	65,437,183	16,450,325	6,482,731
In-kind redemptions — affiliated (Note 2)	—	62,701	92,320

Net realized gain	68,774,542	39,714,466	12,012,071

Net change in unrealized appreciation/depreciation	(14,111,785)	55,091,650	(1,944,308)

Net realized and unrealized gain	54,662,757	94,806,116	10,067,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,034,871	$100,880,110	$18,007,860

[a]	Net of foreign withholding tax of $ —, $2,462 and $ —, respectively.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$5,757,573	$1,284,286	$4,861,959
Interest — affiliated (Note 2)	16	10	13
Securities lending income — affiliated — net (Note 2)	73,610	160,439	81,196

Total investment income	5,831,199	1,444,735	4,943,168

EXPENSES
Investment advisory fees (Note 2)	891,498	629,352	665,091

Total expenses	891,498	629,352	665,091

Net investment income	4,939,701	815,383	4,278,077

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,099,828	15,062,596	(2,005,016)
In-kind redemptions — unaffiliated	32,225,443	4,452,891	15,906,367

Net realized gain	33,325,271	19,515,487	13,901,351

Net change in unrealized appreciation/depreciation on:
Investments	10,408,105	12,113,868	(1,086,686)
Short positions (Note 1)	—	—	176

Net change in unrealized appreciation/depreciation	10,408,105	12,113,868	(1,086,510)

Net realized and unrealized gain	43,733,376	31,629,355	12,814,841

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,673,077	$32,444,738	$17,092,918

[a]	Net of foreign withholding tax of $5,862, $2,866 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$2,834,470	$847,774	$10,569,452
Dividends — affiliated (Note 2)	—	—	129,085
Interest — affiliated (Note 2)	10	4	19
Securities lending income — affiliated — net (Note 2)	261,701	236,721	454,711

Total investment income	3,096,181	1,084,499	11,153,267

EXPENSES
Investment advisory fees (Note 2)	539,190	368,727	1,209,610

Total expenses	539,190	368,727	1,209,610

Net investment income	2,556,991	715,772	9,943,657

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(821,352)	4,749,402	1,558,012
In-kind redemptions — unaffiliated	24,743,062	7,022,185	25,222,975

Net realized gain	23,921,710	11,771,587	26,780,987

Net change in unrealized appreciation/depreciation	(7,724,604)	564,121	(7,107,421)

Net realized and unrealized gain	16,197,106	12,335,708	19,673,566

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,754,097	$13,051,480	$29,617,223

[a]	Net of foreign withholding tax of $ —, $ — and $641, respectively.

See notes to financial statements.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Morningstar Large-Cap ETF		iShares Morningstar Large-Cap Growth ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$11,372,114	$8,672,178	$6,073,994	$4,824,599
Net realized gain	68,774,542	24,509,581	39,714,466	49,437,089
Net change in unrealized appreciation/depreciation	(14,111,785)	35,280,498	55,091,650	39,119,661

Net increase in net assets resulting from operations	66,034,871	68,462,257	100,880,110	93,381,349

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,933,789)	(8,430,970)	(5,871,638)	(4,923,262)

Total distributions to shareholders	(10,933,789)	(8,430,970)	(5,871,638)	(4,923,262)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	355,397,074	144,839,098	146,706,627	91,162,651
Cost of shares redeemed	(211,912,465)	(72,359,766)	(37,393,184)	(106,672,416)

Net increase (decrease) in net assets from capital share transactions	143,484,609	72,479,332	109,313,443	(15,509,765)

INCREASE IN NET ASSETS	198,585,691	132,510,619	204,321,915	72,948,322

NET ASSETS
Beginning of year	469,246,502	336,735,883	521,925,947	448,977,625

End of year	$667,832,193	$469,246,502	$726,247,862	$521,925,947

Undistributed net investment income included in net assets at end of year	$1,130,263	$691,938	$314,117	$111,761

SHARES ISSUED AND REDEEMED
Shares sold	2,950,000	1,450,000	1,300,000	950,000
Shares redeemed	(1,750,000)	(750,000)	(350,000)	(1,150,000)

Net increase (decrease) in shares outstanding	1,200,000	700,000	950,000	(200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Large-Cap Value ETF		iShares Morningstar Mid-Cap ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$7,940,097	$8,781,426	$4,939,701	$2,912,843
Net realized gain	12,012,071	47,569,404	33,325,271	23,313,165
Net change in unrealized appreciation/depreciation	(1,944,308)	(5,964,990)	10,408,105	15,997,745

Net increase in net assets resulting from operations	18,007,860	50,385,840	48,673,077	42,223,753

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,931,404)	(8,702,913)	(5,209,066)	(2,989,110)

Total distributions to shareholders	(7,931,404)	(8,702,913)	(5,209,066)	(2,989,110)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	29,628,784	201,774,972	291,035,535	131,098,488
Cost of shares redeemed	(32,928,956)	(204,765,566)	(99,840,109)	(85,522,275)

Net increase (decrease) in net assets from capital share transactions	(3,300,172)	(2,990,594)	191,195,426	45,576,213

INCREASE IN NET ASSETS	6,776,284	38,692,333	234,659,437	84,810,856

NET ASSETS
Beginning of year	298,657,272	259,964,939	280,415,475	195,604,619

End of year	$305,433,556	$298,657,272	$515,074,912	$280,415,475

Undistributed net investment income included in net assets at end of year	$566,109	$557,416	$—	$97,179

SHARES ISSUED AND REDEEMED
Shares sold	350,000	2,700,000	2,000,000	1,050,000
Shares redeemed	(400,000)	(2,700,000)	(700,000)	(700,000)

Net increase (decrease) in shares outstanding	(50,000)	—	1,300,000	350,000

See notes to financial statements.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$815,383	$757,780	$4,278,077	$3,204,119
Net realized gain	19,515,487	18,223,767	13,901,351	16,112,530
Net change in unrealized appreciation/depreciation	12,113,868	12,542,843	(1,086,510)	15,463,475

Net increase in net assets resulting from operations	32,444,738	31,524,390	17,092,918	34,780,124

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,177,701)	(863,994)	(4,536,453)	(3,164,235)

Total distributions to shareholders	(1,177,701)	(863,994)	(4,536,453)	(3,164,235)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,929,354	7,421,942	73,617,553	43,670,552
Cost of shares redeemed	(15,088,852)	(6,343,474)	(49,660,312)	(5,594,265)

Net increase in net assets from capital share transactions	840,502	1,078,468	23,957,241	38,076,287

INCREASE IN NET ASSETS	32,107,539	31,738,864	36,513,706	69,692,176

NET ASSETS
Beginning of year	199,052,201	167,313,337	189,993,746	120,301,570

End of year	$231,159,740	$199,052,201	$226,507,452	$189,993,746

Undistributed net investment income included in net assets at end of year	$—	$—	$—	$116,054

SHARES ISSUED AND REDEEMED
Shares sold	100,000	50,000	600,000	400,000
Shares redeemed	(100,000)	(50,000)	(400,000)	(50,000)

Net increase in shares outstanding	—	—	200,000	350,000

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,556,991	$1,887,801	$715,772	$661,132
Net realized gain	23,921,710	24,686,987	11,771,587	20,161,172
Net change in unrealized appreciation/depreciation	(7,724,604)	8,727,729	564,121	390,258

Net increase in net assets resulting from operations	18,754,097	35,302,517	13,051,480	21,212,562

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,619,910)	(1,845,362)	(740,247)	(749,163)

Total distributions to shareholders	(2,619,910)	(1,845,362)	(740,247)	(749,163)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	74,917,257	46,686,796	6,313,232	63,030,489
Cost of shares redeemed	(81,018,161)	(27,179,821)	(32,378,178)	(44,632,294)

Net increase (decrease) in net assets from capital share transactions	(6,100,904)	19,506,975	(26,064,946)	18,398,195

INCREASE (DECREASE) IN NET ASSETS	10,033,283	52,964,130	(13,753,713)	38,861,594

NET ASSETS
Beginning of year	214,499,865	161,535,735	132,176,653	93,315,059

End of year	$224,533,148	$214,499,865	$118,422,940	$132,176,653

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$—	$42,439	$—	$(42,261)

SHARES ISSUED AND REDEEMED
Shares sold	550,000	400,000	50,000	500,000
Shares redeemed	(600,000)	(250,000)	(250,000)	(350,000)

Net increase (decrease) in shares outstanding	(50,000)	150,000	(200,000)	150,000

See notes to financial statements.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Morningstar Small-Cap Value ETF
	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,943,657	$5,984,559
Net realized gain	26,780,987	30,479,057
Net change in unrealized appreciation/depreciation	(7,107,421)	22,690,605

Net increase in net assets resulting from operations	29,617,223	59,154,221

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,323,601)	(6,445,311)

Total distributions to shareholders	(10,323,601)	(6,445,311)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	146,254,463	147,001,483
Cost of shares redeemed	(101,686,004)	(111,817,542)

Net increase in net assets from capital share transactions	44,568,459	35,183,941

INCREASE IN NET ASSETS	63,862,081	87,892,851

NET ASSETS
Beginning of year	366,517,174	278,624,323

End of year	$430,379,255	$366,517,174

SHARES ISSUED AND REDEEMED
Shares sold	1,150,000	1,300,000
Shares redeemed	(800,000)	(1,000,000)

Net increase in shares outstanding	350,000	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	71

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$110.41	$94.86	$79.37	$76.26	$68.10

Income from investment operations:
Net investment income[a]	2.33	2.17	1.88	1.59	1.31
Net realized and unrealized gain[b]	12.05	15.49	15.49	3.07	8.14

Total from investment operations	14.38	17.66	17.37	4.66	9.45

Less distributions from:
Net investment income	(2.25)	(2.11)	(1.88)	(1.55)	(1.29)

Total distributions	(2.25)	(2.11)	(1.88)	(1.55)	(1.29)

Net asset value, end of year	$122.54	$110.41	$94.86	$79.37	$76.26

Total return	13.09%	18.80%	22.23%	6.35%	14.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$667,832	$469,247	$336,736	$273,843	$320,306
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	1.96%	2.13%	2.27%	2.20%	1.94%
Portfolio turnover rate[c]	27%	35%	63%	33%	38%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Growth ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$100.37	$83.14	$77.06	$69.79	$60.81

Income from investment operations:
Net investment income[a]	1.11	0.93	1.06	0.60	0.48
Net realized and unrealized gain[b]	17.67	17.26	6.08	7.27	9.00

Total from investment operations	18.78	18.19	7.14	7.87	9.48

Less distributions from:
Net investment income	(1.06)	(0.96)	(1.06)	(0.60)	(0.50)

Total distributions	(1.06)	(0.96)	(1.06)	(0.60)	(0.50)

Net asset value, end of year	$118.09	$100.37	$83.14	$77.06	$69.79

Total return	18.77%	21.98%	9.36%	11.42%	15.70%

Ratios/Supplemental data:
Net assets, end of year (000s)	$726,248	$521,926	$448,978	$462,367	$397,823
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	0.99%	1.00%	1.37%	0.88%	0.78%
Portfolio turnover rate[c]	21%	23%	42%	28%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Large-Cap Value ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$82.96	$72.21	$62.95	$65.67	$56.69

Income from investment operations:
Net investment income[a]	2.21	2.05	1.84	1.82	1.57
Net realized and unrealized gain (loss)[b]	3.07	10.75	9.28	(2.74)	8.94

Total from investment operations	5.28	12.80	11.12	(0.92)	10.51

Less distributions from:
Net investment income	(2.20)	(2.05)	(1.86)	(1.80)	(1.53)

Total distributions	(2.20)	(2.05)	(1.86)	(1.80)	(1.53)

Net asset value, end of year	$86.04	$82.96	$72.21	$62.95	$65.67

Total return	6.42%	17.98%	18.02%	(1.18)%	19.00%

Ratios/Supplemental data:
Net assets, end of year (000s)	$305,434	$298,657	$259,965	$251,789	$256,126
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	2.60%	2.67%	2.83%	3.03%	2.74%
Portfolio turnover rate[c]	14%	26%	45%	30%	30%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$133.53	$111.77	$96.32	$94.80	$76.24

Income from investment operations:
Net investment income[a]	2.01	1.55	1.46	1.16	1.12
Net realized and unrealized gain[b]	18.03	21.81	15.35	1.56	18.59

Total from investment operations	20.04	23.36	16.81	2.72	19.71

Less distributions from:
Net investment income	(2.08)	(1.60)	(1.36)	(1.20)	(1.15)

Total distributions	(2.08)	(1.60)	(1.36)	(1.20)	(1.15)

Net asset value, end of year	$151.49	$133.53	$111.77	$96.32	$94.80

Total return	15.09%	21.04%	17.65%	3.02%	26.14%

Ratios/Supplemental data:
Net assets, end of year (000s)	$515,075	$280,415	$195,605	$154,119	$180,120
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.39%	1.26%	1.48%	1.32%	1.40%
Portfolio turnover rate[c]	55%	50%	90%	53%	47%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$142.18	$119.51	$106.71	$108.23	$84.45

Income from investment operations:
Net investment income[a]	0.60	0.55	0.72	0.14	0.35
Net realized and unrealized gain (loss)[b]	23.19	22.75	12.93	(1.47)	23.82

Total from investment operations	23.79	23.30	13.65	(1.33)	24.17

Less distributions from:
Net investment income	(0.86)	(0.63)	(0.85)	(0.19)	(0.39)

Total distributions	(0.86)	(0.63)	(0.85)	(0.19)	(0.39)

Net asset value, end of year	$165.11	$142.18	$119.51	$106.71	$108.23

Total return	16.78%	19.52%	12.89%	(1.22)%	28.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$231,160	$199,052	$167,313	$170,744	$205,643
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.39%	0.41%	0.67%	0.14%	0.39%
Portfolio turnover rate[c]	50%	41%	73%	45%	47%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$118.75	$96.24	$79.43	$82.79	$73.33

Income from investment operations:
Net investment income[a]	2.38	2.28	2.02	1.58	1.89
Net realized and unrealized gain (loss)[b]	7.22	22.46	16.75	(3.30)	9.65

Total from investment operations	9.60	24.74	18.77	(1.72)	11.54

Less distributions from:
Net investment income	(2.51)	(2.23)	(1.96)	(1.64)	(2.08)

Total distributions	(2.51)	(2.23)	(1.96)	(1.64)	(2.08)

Net asset value, end of year	$125.84	$118.75	$96.24	$79.43	$82.79

Total return	8.13%	25.94%	24.06%	(1.90)%	16.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$226,507	$189,994	$120,302	$99,283	$124,191
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.93%	2.11%	2.46%	2.11%	2.62%
Portfolio turnover rate[c]	33%	39%	66%	50%	46%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$130.00	$107.69	$93.85	$99.99	$81.76

Income from investment operations:
Net investment income[a]	1.61	1.21	1.55	1.00	0.82
Net realized and unrealized gain (loss)[b]	10.40	22.28	14.04	(6.22)	18.33

Total from investment operations	12.01	23.49	15.59	(5.22)	19.15

Less distributions from:
Net investment income	(1.68)	(1.18)	(1.75)	(0.92)	(0.92)

Total distributions	(1.68)	(1.18)	(1.75)	(0.92)	(0.92)

Net asset value, end of year	$140.33	$130.00	$107.69	$93.85	$99.99

Total return	9.27%	21.89%	16.88%	(5.13)%	23.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$224,533	$214,500	$161,536	$150,155	$214,971
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets	1.19%	0.99%	1.63%	1.13%	0.99%
Portfolio turnover rate[c]	61%	68%	98%	62%	69%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$125.88	$103.68	$92.49	$95.37	$72.67

Income from investment operations:
Net investment income[a]	0.77	0.67	0.87	0.37	0.27
Net realized and unrealized gain (loss)[b]	13.49	22.29	11.56	(2.91)	22.68

Total from investment operations	14.26	22.96	12.43	(2.54)	22.95

Less distributions from:
Net investment income	(0.82)	(0.76)	(1.24)	(0.34)	(0.25)

Total distributions	(0.82)	(0.76)	(1.24)	(0.34)	(0.25)

Net asset value, end of year	$139.32	$125.88	$103.68	$92.49	$95.37

Total return	11.35%	22.16%	13.59%	(2.65)%	31.63%

Ratios/Supplemental data:
Net assets, end of year (000s)	$118,423	$132,177	$93,315	$92,487	$147,830
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	0.58%	0.55%	0.93%	0.43%	0.34%
Portfolio turnover rate[c]	61%	62%	81%	68%	64%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$122.17	$103.19	$86.62	$89.46	$78.18

Income from investment operations:
Net investment income[a]	3.11	2.10	2.44	1.96	1.57
Net realized and unrealized gain (loss)[b]	6.40	19.15	16.53	(2.70)	11.30

Total from investment operations	9.51	21.25	18.97	(0.74)	12.87

Less distributions from:
Net investment income	(3.21)	(2.27)	(2.40)	(2.10)	(1.59)

Total distributions	(3.21)	(2.27)	(2.40)	(2.10)	(1.59)

Net asset value, end of year	$128.47	$122.17	$103.19	$86.62	$89.46

Total return	7.83%	20.78%	22.32%	(0.57)%	16.77%

Ratios/Supplemental data:
Net assets, end of year (000s)	$430,379	$366,517	$278,624	$164,577	$201,295
Ratio of expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.47%	1.85%	2.67%	2.42%	2.02%
Portfolio turnover rate[c]	40%	52%	69%	52%	55%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Large-Cap	Diversified
Morningstar Large-Cap Growth	Non-diversified
Morningstar Large-Cap Value	Non-diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified

iShares ETF	Diversification Classification
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of April 30, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Morningstar Large-Cap
Assets:
Common Stocks	$666,194,405	$—	$—	$666,194,405
Money Market Funds	3,565,977	—	—	3,565,977

	$669,760,382	$—	$—	$669,760,382

Morningstar Large-Cap Growth
Assets:
Common Stocks	$725,083,486	$—	$—	$725,083,486
Money Market Funds	10,148,540	—	—	10,148,540

	$735,232,026	$—	$—	$735,232,026

Morningstar Large-Cap Value
Assets:
Common Stocks	$304,942,792	$—	$—	$304,942,792
Money Market Funds	161,421	—	—	161,421

	$305,104,213	$—	$—	$305,104,213

Morningstar Mid-Cap
Assets:
Common Stocks	$514,200,158	$—	$—	$514,200,158
Money Market Funds	32,509,787	—	—	32,509,787

	$546,709,945	$—	$—	$546,709,945

Morningstar Mid-Cap Growth
Assets:
Common Stocks	$231,122,867	$—	$—	$231,122,867
Money Market Funds	27,607,581	—	—	27,607,581

	$258,730,448	$—	$—	$258,730,448

Morningstar Mid-Cap Value
Assets:
Common Stocks	$225,582,055	$710,968	$—	$226,293,023
Money Market Funds	5,403,680	—	—	5,403,680

	$230,985,735	$710,968	$—	$231,696,703

Morningstar Small-Cap
Assets:
Common Stocks	$224,265,752	$—	$—	$224,265,752
Money Market Funds	31,612,429	—	—	31,612,429

	$255,878,181	$—	$—	$255,878,181

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Investment Type	Investments
	Level 1	Level 2	Level 3	Total
Morningstar Small-Cap Growth
Assets:
Common Stocks	$118,356,293	$—	$—	$118,356,293
Money Market Funds	30,100,951	—	—	30,100,951

	$148,457,244	$—	$—	$148,457,244

Morningstar Small-Cap Value
Assets:
Common Stocks	$429,475,838	$105,135	$—	$429,580,973
Money Market Funds	39,857,053	—	—	39,857,053

	$469,332,891	$105,135	$—	$469,438,026

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

SHORT POSITIONS

From time to time, in order to track the performance of their respective benchmark index, the Funds may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. Such short positions are valued consistent with how securities are valued as described under “Security Valuation.” The obligation to deliver the securities is recorded as a liability in the Funds’ statements of assets and liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the Funds’ statements of operations. Upon receipt of the securities related to the corporate actions, the Funds record a realized gain (loss). Dividends on securities sold short, if any, are reflected as an expense in the statement of operations. Details of the short position resulting from the non-index securities sold by the Funds, if any, are included in their respective schedule of investments.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Morningstar Large-Cap	$2,594,450	$2,594,450	$—
Morningstar Large-Cap Growth	8,791,156	8,791,156	—
Morningstar Mid-Cap	30,714,215	30,714,215	—
Morningstar Mid-Cap Growth	26,686,254	26,686,254	—
Morningstar Mid-Cap Value	4,868,349	4,868,349	—
Morningstar Small-Cap	30,149,105	30,149,105	—
Morningstar Small-Cap Growth	28,698,934	28,698,934	—
Morningstar Small-Cap Value	37,861,408	37,861,408	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Morningstar Large-Cap	0.20%
Morningstar Large-Cap Growth	0.25
Morningstar Large-Cap Value	0.25
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30

iShares ETF	Investment Advisory Fee
Morningstar Mid-Cap Value	0.30%
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 70% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Morningstar Large-Cap	$2,453
Morningstar Large-Cap Growth	11,931
Morningstar Large-Cap Value	281
Morningstar Mid-Cap	38,112
Morningstar Mid-Cap Growth	75,578

iShares ETF	Fees Paid to BTC
Morningstar Mid-Cap Value	$34,942
Morningstar Small-Cap	117,479
Morningstar Small-Cap Growth	108,795
Morningstar Small-Cap Value	199,334

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest—affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Morningstar Large-Cap Growth
BlackRock Inc.	12,717	4,398	(1,064)	16,051	$5,841,601	$111,405	$63,129

Morningstar Large-Cap Value
PNC Financial Services Group Inc. (The)	32,551	4,751	(5,282)	32,020	$2,937,195	$63,200	$94,857

Morningstar Small-Cap Value
PennyMac Mortgage Investment Trust	53,341	—	—	53,341	$1,117,494	$129,085	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
Morningstar Large-Cap	$155,219,401	$154,187,192
Morningstar Large-Cap Growth	136,247,475	130,300,019
Morningstar Large-Cap Value	42,881,869	43,180,369
Morningstar Mid-Cap	202,228,102	198,386,544
Morningstar Mid-Cap Growth	106,362,041	104,791,929
Morningstar Mid-Cap Value	73,434,922	72,644,957
Morningstar Small-Cap	135,398,853	132,076,906
Morningstar Small-Cap Growth	75,363,999	75,016,695
Morningstar Small-Cap Value	166,840,444	161,963,623

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Large-Cap	$353,142,809	$210,594,747
Morningstar Large-Cap Growth	146,387,618	37,306,057
Morningstar Large-Cap Value	29,575,468	32,817,986
Morningstar Mid-Cap	289,123,639	99,092,516
Morningstar Mid-Cap Growth	15,876,531	15,040,685
Morningstar Mid-Cap Value	73,400,367	49,549,954
Morningstar Small-Cap	73,482,679	79,584,691
Morningstar Small-Cap Growth	6,130,470	31,921,964
Morningstar Small-Cap Value	142,993,251	101,002,161

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Morningstar Large-Cap	$64,543,895	$—	$(64,543,895)
Morningstar Large-Cap Growth	16,329,319	—	(16,329,319)
Morningstar Large-Cap Value	6,135,507	—	(6,135,507)
Morningstar Mid-Cap	31,753,882	172,186	(31,926,068)
Morningstar Mid-Cap Growth	4,017,829	362,318	(4,380,147)
Morningstar Mid-Cap Value	15,512,303	142,322	(15,654,625)
Morningstar Small-Cap	24,330,720	20,480	(24,351,200)
Morningstar Small-Cap Growth	6,274,997	66,736	(6,341,733)
Morningstar Small-Cap Value	23,827,628	379,944	(24,207,572)

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
Morningstar Large-Cap
Ordinary income	$10,933,789	$8,430,970

Morningstar Large-Cap Growth
Ordinary income	$5,871,638	$4,923,262

Morningstar Large-Cap Value
Ordinary income	$7,931,404	$8,702,913

Morningstar Mid-Cap
Ordinary income	$5,209,066	$2,989,110

Morningstar Mid-Cap Growth
Ordinary income	$1,177,701	$863,994

Morningstar Mid-Cap Value
Ordinary income	$4,536,453	$3,164,235

Morningstar Small-Cap
Ordinary income	$2,619,910	$1,845,362

Morningstar Small-Cap Growth
Ordinary income	$740,247	$749,163

Morningstar Small-Cap Value
Ordinary income	$10,323,601	$6,445,311

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Morningstar Large-Cap	$1,130,263	$(15,944,114)	$89,433,012	$—	$74,619,161
Morningstar Large-Cap Growth	314,117	(89,384,848)	214,060,940	(2,170,582)	122,819,627
Morningstar Large-Cap Value	566,109	(53,971,723)	29,902,199	—	(23,503,415)
Morningstar Mid-Cap	—	(13,624,906)	58,368,665	—	44,743,759
Morningstar Mid-Cap Growth	—	(88,705,111)	58,563,622	(1,531,508)	(31,672,997)
Morningstar Mid-Cap Value	—	(7,456,828)	30,993,489	(635,817)	22,900,844
Morningstar Small-Cap	—	(6,154,821)	26,878,367	(1,044,992)	19,678,554
Morningstar Small-Cap Growth	—	(7,478,218)	15,108,531	(1,564,701)	6,065,612
Morningstar Small-Cap Value	—	(9,082,688)	44,509,091	—	35,426,403

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Expiring 2017	Expiring 2018	Expiring 2019	Total
Morningstar Large-Cap	$—	$15,944,114	$—	$15,944,114
Morningstar Large-Cap Growth	22,043,878	66,358,290	982,680	89,384,848
Morningstar Large-Cap Value	12,207,295	36,252,824	5,511,604	53,971,723
Morningstar Mid-Cap	—	13,624,906	—	13,624,906
Morningstar Mid-Cap Growth	—	84,705,736	3,999,375	88,705,111
Morningstar Mid-Cap Value	—	7,456,828	—	7,456,828
Morningstar Small-Cap	—	6,154,821	—	6,154,821
Morningstar Small-Cap Growth	—	7,478,218	—	7,478,218
Morningstar Small-Cap Value	—	9,082,688	—	9,082,688

For the year ended April 30, 2015, the Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Morningstar Large-Cap	$4,673,575
Morningstar Large-Cap Growth	25,856,223
Morningstar Large-Cap Value	4,526,133
Morningstar Mid-Cap	2,603,962
Morningstar Mid-Cap Growth	16,739,648

iShares ETF	Utilized
Morningstar Mid-Cap Value	$541,906
Morningstar Small-Cap	1,323,061
Morningstar Small-Cap Growth	6,274,289
Morningstar Small-Cap Value	2,929,201

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Large-Cap	$580,327,370	$99,929,939	$(10,496,927)	$89,433,012
Morningstar Large-Cap Growth	521,171,086	221,656,458	(7,595,518)	214,060,940
Morningstar Large-Cap Value	275,202,014	37,445,454	(7,543,255)	29,902,199
Morningstar Mid-Cap	488,341,280	69,203,980	(10,835,315)	58,368,665
Morningstar Mid-Cap Growth	200,166,826	64,326,792	(5,763,170)	58,563,622
Morningstar Mid-Cap Value	200,703,214	40,213,169	(9,219,680)	30,993,489
Morningstar Small-Cap	228,999,814	37,748,825	(10,870,458)	26,878,367
Morningstar Small-Cap Growth	133,348,713	21,465,865	(6,357,334)	15,108,531
Morningstar Small-Cap Value	424,928,935	67,008,110	(22,499,019)	44,509,091

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	93

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Morningstar Large-Cap ETF, iShares Morningstar Large-Cap Growth ETF, iShares Morningstar Large-Cap Value ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF and iShares Morningstar Small-Cap Value ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2015

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2015 qualified for the dividends-received deduction:

iShares ETF	Dividends- Received Deduction
Morningstar Large-Cap	100%
Morningstar Large-Cap Growth	100
Morningstar Large-Cap Value	100
Morningstar Mid-Cap	90.63
Morningstar Mid-Cap Growth	100

iShares ETF	Dividends- Received Deduction
Morningstar Mid-Cap Value	94.19%
Morningstar Small-Cap	70.02
Morningstar Small-Cap Growth	88.39
Morningstar Small-Cap Value	65.46

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
Morningstar Large-Cap	$12,190,055
Morningstar Large-Cap Growth	6,897,007
Morningstar Large-Cap Value	8,672,236
Morningstar Mid-Cap	4,943,323
Morningstar Mid-Cap Growth	1,272,159

iShares ETF	Qualified Dividend Income
Morningstar Mid-Cap Value	$4,448,321
Morningstar Small-Cap	2,018,376
Morningstar Small-Cap Growth	709,772
Morningstar Small-Cap Value	8,864,449

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	95

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Morningstar Large-Cap	$2.237069	$—	$0.011414	$2.248483	99%	—%	1%		100%
Morningstar Large-Cap Growth	1.040110	—	0.016184	1.056294	98	—	2		100
Morningstar Large-Cap Value	2.203561	—	0.000790	2.204351	100	—	0	[a]	100
Morningstar Mid-Cap	2.017214	—	0.066735	2.083949	97	—	3		100
Morningstar Mid-Cap Growth	0.821796	—	0.036012	0.857808	96	—	4		100
Morningstar Mid-Cap Value	2.413740	—	0.093636	2.507376	96	—	4		100
Morningstar Small-Cap	1.557164	—	0.118572	1.675736	93	—	7		100
Morningstar Small-Cap Growth	0.782449	—	0.042030	0.824479	95	—	5		100
Morningstar Small-Cap Value	3.020004	—	0.185082	3.205086	94	—	6		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Morningstar Large-Cap ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,317	99.85

	1,319	100.00%

iShares Morningstar Large-Cap Growth ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,319	100.00%

iShares Morningstar Large-Cap Value ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	1,319	100.00%

iShares Morningstar Mid-Cap ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Mid-Cap Growth ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,317	99.85

	1,319	100.00%

iShares Morningstar Mid-Cap Value ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.08%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	2	0.15

	1,319	100.00%

iShares Morningstar Small-Cap ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,315	99.70
Less than –0.5%	2	0.15

	1,319	100.00%

iShares Morningstar Small-Cap Growth ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5% and Greater than –1.0%	1	0.08

	1,319	100.00%

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Morningstar Small-Cap Value ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,316	99.77
Less than –0.5%	1	0.08

	1,319	100.00%

SUPPLEMENTAL INFORMATION	99

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	101

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer, iShares Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer, BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	103

Notes:

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-44-0415

APRIL 30, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Asia Developed Real Estate ETF | IFAS | NASDAQ
➢	iShares Europe Developed Real Estate ETF | IFEU | NASDAQ
➢	iShares Global REIT ETF | REET | NYSE Arca
➢	iShares International Developed Real Estate ETF | IFGL | NASDAQ
➢	iShares Mortgage Real Estate Capped ETF | REM | NYSE Arca
➢	iShares North America Real Estate ETF | IFNA | NASDAQ
➢	iShares Real Estate 50 ETF | FTY | NYSE Arca
➢	iShares Residential Real Estate Capped ETF | REZ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks generated solid gains for the 12-month period ended April 30, 2015 (the “reporting period”). The MSCI ACWI, a broad market index covering developed and emerging markets, posted an annual return of 7.46% for the reporting period. A significant portion of the overall performance of global stocks was attributable to the relative strength of the U.S. equity market, as illustrated by the MSCI ACWI ex USA Index, which represents countries outside of the U.S. and returned only 2.63% for the reporting period. Regionally, stock performance was strongest in Asian emerging markets, which saw a gain in excess of 18%, and weakest in Latin American emerging markets, which delivered a loss of about 15% for the reporting period. Market performance was punctuated by periods of volatility, with sell-offs spurred by geopolitical, monetary-policy, and commodity-price concerns, followed by buying on signs of optimism for improving economic growth in certain regions of the world.

Economic growth spurts in the United States, coupled with a strong U.S. dollar and lower energy prices, helped support U.S. equities, as the S&P 500® advanced nearly 13% during the reporting period. Domestic market performance was underpinned by large-capitalization stocks and by the relative strength of the healthcare, consumer services, and information technology sectors. While major stock indices reached record highs at points during the reporting period, investors also succumbed to bouts of worry. Concerns about the end of quantitative easing by the U.S. Federal Reserve Bank (the “Fed”) and the possibility of higher short-term interest rates weighed on U.S. equities in the fall of 2014. Stocks rallied later in 2014 following positive economic growth indicators, but they remained volatile through the remainder of the reporting period as investors weighed possible short-term interest rate hikes against improving economic conditions.

European stocks generated negative returns during the reporting period, with losses reflecting investors’ concerns about the prospects for economic growth across the region. Among the worst performers were equities in Southern Europe, including Portugal, Italy, and Spain. A short-lived spark helped ignite eurozone equities in early 2015 when the European Central Bank announced that it would begin a quantitative easing program to counter the threat of a deflationary spiral within the region. As a result, the euro declined sharply relative to the U.S. dollar, as central banks undertook diverging monetary policies. For the reporting period as a whole, however, European stocks could not sustain a positive return, largely due to the declining euro.

In the Asia/Pacific region, stocks returned approximately 12% for the reporting period. Solid equity performance in Japan, Hong Kong, and Taiwan was offset by lagging results in the commodities-laden markets of Australia and New Zealand. In Japan, stocks seemed to benefit from investor optimism that recent economic reforms might slowly be taking effect.

Emerging market stocks ended the reporting period in positive territory, returning approximately 8%. Sharply negative results from equity markets in Greece, Russia, and Brazil were more than offset by strong absolute returns in China, the Philippines, and India. The big dip in energy prices during the reporting period had a negative impact on Russian and Brazilian stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.75%	8.13%	9.31%	8.75%	8.13%	9.31%
5 Years	7.72%	7.78%	8.34%	45.05%	45.45%	49.27%
Since Inception	(0.28)%	(0.38)%	0.09%	(2.05)%	(2.83)%	0.66%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.30	$2.42	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

The iShares Asia Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed Asian markets, as represented by the FTSE EPRA/NAREIT Developed Asia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 8.75%, net of fees, while the total return for the Index was 9.31%.

As represented by the Index, real estate stocks in Asia posted solid gains for the reporting period. Asian real estate stocks benefited from lower interest rates and more accommodative monetary policy in the region. For example, Australia’s central bank lowered interest rates twice in early 2015, and Japan’s central bank took further aggressive steps to stimulate its economic growth. Australia and Japan together represented more than 60% of the Index as of April 30, 2015.

For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive. Furthermore, lower rates and increased economic stimulus has created greater capital flows into the region’s property markets, providing a favorable backdrop for Asian property stocks.

One mitigating factor during the reporting period was a stronger U.S. dollar, which reduced returns on non-U.S. investments for U.S. investors. Among countries represented in the Index, the U.S. dollar appreciated by 17% against the Japanese yen and 18% against the Australian dollar. The Hong Kong dollar is pegged to the U.S. dollar and fluctuates in a very narrow range.

From a sector perspective, companies engaged in diversified real estate activities, including property management and development, contributed the most to Index performance. Retail real estate investment trusts (“REITs”) also fared well during the reporting period and contributed meaningfully to overall Index returns. Office REITs, which composed just over 10% of the Index on average for the reporting period, were among the weaker performers in the Index.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*
Diversified Real Estate Activities	41.63%
Retail REITs	18.60
Diversified REITs	10.88
Office REITs	10.86
Real Estate Operating Companies	7.89
Industrial REITs	6.64
Real Estate Development	1.41
Residential REITs	1.27
Hotel & Resort REITs	0.82

TOTAL	100.00%

ALLOCATION BY COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*
Japan	41.79%
Hong Kong	26.05
Australia	20.43
Singapore	11.43
New Zealand	0.30

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.39%	7.62%	8.39%	8.39%	7.62%	8.39%
5 Years	12.44%	12.59%	12.57%	79.70%	80.96%	80.78%
Since Inception	1.17%	1.15%	1.10%	9.09%	8.95%	8.52%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,104.70	$2.50	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

The iShares Europe Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed European markets, as represented by the FTSE EPRA/NAREIT Developed Europe Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 8.39%, net of fees, while the total return for the Index was 8.39%.

As represented by the Index, European real estate stocks posted solid gains for the reporting period. European real estate stocks benefited from lower interest rates and more accommodative monetary policy. The European Central Bank lowered interest rates twice during the reporting period and introduced a substantial quantitative easing (“QE”) program. Meanwhile, the United Kingdom’s central bank maintained record low interest rates and its own QE measures.

For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive. Furthermore, lower rates and increased economic stimulus helped spur greater bank lending activity and an increase in economic growth, providing a favorable backdrop for European property stocks.

One mitigating factor during the reporting period was a stronger U.S. dollar, which reduced returns on non-U.S. investments for U.S. investors. Among countries represented in the Index, the U.S. dollar appreciated by 24% against the euro, 10% against the British pound, and 7% against the Swiss franc.

From a sector perspective, real estate investment trusts (“REITs”) composed approximately 65% of the Index on average during the reporting period. Within this segment of the Index, retail REITs provided the largest contribution to Index performance. Real estate operating companies, which made up approximately 30% of the Index on average during the reporting period, contributed the most to overall Index results. Companies engaged in diversified real estate activities had a modestly negative impact on Index performance.

ALLOCATION BY SECTOR

As of 4/30/15

Sector/Investment Type	Percentage of Total Investments*
Real Estate Operating Companies	31.77%
Diversified REITs	25.81
Retail REITs	24.65
Office REITs	6.82
Industrial REITs	3.91
Diversified Real Estate Activities	2.67
Real Estate Development	1.99
Specialized REITs	1.11
Other**	1.27

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*
United Kingdom	39.58%
France	22.39
Germany	15.26
Sweden	6.46
Switzerland	5.30
Netherlands	2.66
Belgium	2.59
Austria	1.48
Spain	1.47
Finland	1.10

TOTAL	98.29%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GLOBAL REIT ETF

Performance as of April 30, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	6.30%	6.66%	5.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,027.80	$0.70	$1,000.00	$1,024.10	$0.70	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL REIT ETF

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA/NAREIT Global REIT Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 8, 2014 (inception date of the Fund) through April 30, 2015, the total return for the Fund was 6.30%, net of fees, while the total return for the Index was 5.75%.

As represented by the Index, global real estate investment trusts (“REITs”) posted moderate gains for the reporting period.

U.S. REITs, which represented more than 60% of the Index at the end of the reporting period, benefited from ongoing economic growth and a favorable supply-and-demand imbalance for commercial real estate, which contributed to higher occupancy levels and rising rents. Late in the reporting period, however, concerns about the possibility of rising interest rates caused U.S. REITs to give back some of their earlier gains.

REITs outside of the U.S. benefited from declining interest rates and more accommodative monetary policy. For example, the European Central Bank lowered interest rates twice during the reporting period and introduced a quantitative easing program, while Japan’s central bank took aggressive steps to stimulate economic growth. For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive.

One mitigating factor for the non-U.S. portion of the Index was a stronger U.S. dollar, which reduced returns on non-U.S. investments for U.S. investors. Among countries represented in the Index, the U.S. dollar appreciated by 24% against the euro, 18% against the Australian dollar, 17% against the Japanese yen, and 10% against the British pound.

From a sector perspective, retail REITs (the Index’s largest sector weighting at 30% on average during the reporting period) contributed the most to Index performance. Residential REITs and specialized REITs also contributed meaningfully to overall Index returns. Industrial REITs were among the weaker performers in the Index.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*
Retail REITs	30.33%
Diversified REITs	16.41
Office REITs	16.18
Residential REITs	12.34
Health Care REITs	8.46
Industrial REITs	6.45
Hotel & Resort REITs	5.29
Specialized REITs	4.54

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*
United States	62.86%
Australia	7.35
United Kingdom	6.68
Japan	6.50
France	4.59
Canada	3.55
Singapore	2.37
South Africa	1.82
Hong Kong	1.71
Netherlands	0.56

TOTAL	97.99%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.06%	7.34%	8.48%	8.06%	7.34%	8.48%
5 Years	8.89%	9.01%	9.36%	53.06%	53.93%	56.39%
Since Inception	0.37%	0.30%	0.58%	2.79%	2.25%	4.37%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,052.30	$2.44	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 8.06%, net of fees, while the total return for the Index was 8.48%.

As represented by the Index, international developed market real estate stocks posted solid gains for the reporting period. Real estate stocks outside of the U.S. benefited from declining interest rates and more accommodative monetary policy. For example, the European Central Bank lowered interest rates twice during the reporting period and introduced a substantial quantitative easing (“QE”) program, while the United Kingdom’s central bank maintained record low interest rates and its own QE measures. In Asia, Australia’s central bank lowered interest rates twice in early 2015, and Japan’s central bank took further aggressive steps to stimulate economic growth.

For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive. Furthermore, lower rates and increased economic stimulus has helped spur greater bank lending activity and attracted higher capital flows into many property markets, providing a favorable backdrop for real estate stocks.

One mitigating factor during the reporting period was a stronger U.S. dollar, which reduced returns on non-U.S. investments for U.S. investors. Among countries represented in the Index, the U.S. dollar appreciated by 24% against the euro, 18% against the Australian dollar, 17% against the Japanese yen, and 10% against the British pound.

From a sector perspective, companies engaged in diversified real estate activities, including property management and development, provided the largest contribution to Index performance for the reporting period. Retail real estate investment trusts (“REITs”) and real estate operating companies also contributed meaningfully to overall Index returns. Real estate development companies and healthcare REITs made the smallest contributions to Index performance.

ALLOCATION BY SECTOR

As of 4/30/15

Sector/Investment Type	Percentage of Total Investments*
Diversified Real Estate Activities	25.52%
Retail REITs	21.10
Diversified REITs	17.39
Real Estate Operating Companies	15.90
Office REITs	9.58
Industrial REITs	5.63
Residential REITs	1.71
Real Estate Development	1.56
Other**	1.61

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*
Japan	24.66%
Hong Kong	15.49
United Kingdom	13.40
Australia	12.12
France	7.59
Singapore	6.75
Canada	6.68
Germany	5.16
Sweden	2.18
Switzerland	1.83

TOTAL	95.86%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MORTGAGE REAL ESTATE CAPPED ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.42%	5.49%	5.88%	5.42%	5.49%	5.88%
5 Years	6.97%	6.94%	7.63%	40.05%	39.89%	44.44%
Since Inception	(6.06)%	(6.06)%	(2.25)%	(39.33)%	(39.33)%	(16.67)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Mortgage REITs Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT All Mortgage Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,010.70	$2.39	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MORTGAGE REAL ESTATE CAPPED ETF

The iShares Mortgage Real Estate Capped ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (“REITs”) that hold U.S. residential and commercial mortgages, as represented by the FTSE NAREIT All Mortgage Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 5.42%, net of fees, while the total return for the Index was 5.88%.

As represented by the Index, mortgage REITs posted positive returns for the reporting period, but they trailed both the overall REIT sector and the broad U.S. equity indices.

Mortgage REITs invest in residential and commercial mortgages and other property-related securities, and they derive their profits from the net interest margin between their funding costs and the interest earned on mortgages. Consequently, mortgage REITs tend to be among the most interest-rate-sensitive segments of the REIT market. Interest rates generally declined for the reporting period, aiding mortgage REIT performance. The Index also benefited from its high dividend yield, which exceeded 10% as of April 30, 2015.

However, concerns about rising interest rates led to increased volatility for mortgage REITs during the last few months of the reporting period. The Fed indicated that it will likely raise short-term interest rates sometime in 2015, but the timing of the first rate hike remained uncertain. The resulting interest rate volatility led to modest declines in the book values of mortgage REITs and caused a number of mortgage REITs to lower their dividend payouts.

Within the mortgage REIT sector, those focused on commercial mortgages fared best during the reporting period. Strength in the commercial property sector, fueled by a supply-and-demand imbalance that contributed to higher occupancy levels and rising rents, aided performance for commercial mortgage REITs. Residential mortgage REITs posted more modest returns for the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*
Mortgage REITs	99.03%
Diversified REITs	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*
Annaly Capital Management Inc.	14.24%
American Capital Agency Corp.	10.98
Starwood Property Trust Inc.	7.94
New Residential Investment Corp.	5.98
Two Harbors Investment Corp.	5.51
Colony Capital Inc.	4.60
Chimera Investment Corp.	4.49
Blackstone Mortgage Trust Inc. Class A	4.44
MFA Financial Inc.	4.39
Invesco Mortgage Capital Inc.	3.53

TOTAL	66.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® NORTH AMERICA REAL ESTATE ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.49%	11.56%	10.90%	11.49%	11.56%	10.90%
5 Years	11.81%	11.73%	11.23%	74.71%	74.15%	70.25%
Since Inception	5.63%	5.60%	4.82%	50.55%	50.21%	42.10%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,019.10	$2.40	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® NORTH AMERICA REAL ESTATE ETF

The iShares North America Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in North America, as represented by the FTSE EPRA/NAREIT North America Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 11.49%, net of fees, while the total return for the Index was 10.90%.

As represented by the Index, North American real estate investment trusts (“REITs”) posted solid gains for the reporting period but modestly trailed the performance of the broad U.S. equity indices.

For most of the reporting period, REITs rallied amid ongoing economic growth and declining interest rates. For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive. In addition, REITs benefited from a favorable supply-and-demand imbalance in the commercial property market, which contributed to higher occupancy levels and rising rents.

Late in the reporting period, however, the Fed indicated that it will likely raise short-term interest rates sometime in 2015. Concerns about rising interest rates caused REITs to give back some of their earlier gains over the last few months of the reporting period.

From a sector perspective, residential REITs contributed the most to Index performance. Vacancies in multifamily apartment buildings fell near historically low levels, leading to a sharp increase in rental rates and higher property values. Retail REITs, the Index’s largest sector weighting at 26% on average during the reporting period, also contributed meaningfully to overall Index returns. Positive economic momentum aided the performance of retail REITs.

On the downside, industrial REITs posted negative returns for the reporting period. Concerns about excess supply in selected markets and a slowdown in global economic growth contributed to the underperformance of industrial REITs.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Retail REITs	26.05%
Residential REITs	16.94
Office REITs	16.49
Health Care REITs	12.99
Diversified REITs	8.46
Hotel & Resort REITs	7.18
Specialized REITs	6.34
Industrial REITs	4.68
Other**	0.87

TOTAL	100.00%

ALLOCATION BY COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*

United States	94.00%
Canada	6.00

TOTAL	100.00%

*	Excludes money market funds.
**	Other includes sectors and/or investment types which individually represent less than 1% of total investments.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® REAL ESTATE 50 ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.44%	12.54%	13.00%	12.44%	12.54%	13.00%
5 Years	11.87%	11.87%	12.43%	75.24%	75.18%	79.67%
Since Inception	3.45%	3.40%	3.88%	31.15%	30.66%	35.55%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,022.10	$2.41	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® REAL ESTATE 50 ETF

The iShares Real Estate 50 ETF (the “Fund”) seeks to track the investment results of an index composed of 50 of the largest U.S. real estate equities, as represented by the FTSE NAREIT Real Estate 50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 12.44%, net of fees, while the total return for the Index was 13.00%.

As represented by the Index, the largest U.S. real estate investment trusts (“REITs”) posted solid gains for the reporting period, performing in line with broad U.S. equity indices.

For most of the reporting period, REITs rallied amid ongoing economic growth and declining interest rates. For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive. In addition, REITs have benefited from a favorable supply-and-demand imbalance in the commercial property market, which contributed to higher occupancy levels and rising rents.

Late in the reporting period, however, the Fed indicated that it will likely raise short-term interest rates sometime in 2015. Concerns about rising interest rates caused REITs to give back some of their earlier gains over the last few months of the reporting period.

From a sector perspective, retail and residential REITs, which together composed more than 35% of the Index on average during the reporting period, contributed the most to Index performance. Positive growth in consumer spending aided the performance of retail REITs, while vacancies in multifamily apartment buildings fell to near-historically low levels, leading to a sharp increase in rental rates and higher property values, benefiting residential REITs. Specialized REITs and office REITs also contributed meaningfully to overall Index returns.

On the downside, hotel and resort REITs posted negative returns for the reporting period. Higher property renovation costs and declining room rates in New York City weighed on the hotel and resort REITs in the Index.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*
Retail REITs	23.12%
Specialized REITs	21.76
Residential REITs	15.18
Office REITs	12.27
Health Care REITs	11.56
Diversified REITs	5.26
Mortgage REITs	4.25
Industrial REITs	3.36
Hotel & Resort REITs	3.24

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*
Simon Property Group Inc.	9.25%
American Tower Corp.	6.55
Crown Castle International Corp.	4.58
Public Storage	4.47
Equity Residential	4.31
Health Care REIT Inc.	4.09
Ventas Inc.	3.66
AvalonBay Communities Inc.	3.53
Prologis Inc.	3.36
Boston Properties Inc.	3.29

TOTAL	47.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® RESIDENTIAL REAL ESTATE CAPPED ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.93%	16.97%	17.44%	16.93%	16.97%	17.44%
5 Years	14.22%	14.21%	14.75%	94.38%	94.35%	98.92%
Since Inception	6.66%	6.62%	6.78%	67.44%	66.94%	68.96%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/1/07. The first day of secondary market trading was 5/4/07.

Index performance through March 1, 2009 reflects the performance of the FTSE NAREIT Residential Index. Index performance beginning on March 2, 2009 reflects the performance of the FTSE NAREIT All Residential Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,049.80	$2.44	$1,000.00	$1,022.40	$2.41	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® RESIDENTIAL REAL ESTATE CAPPED ETF

The iShares Residential Real Estate Capped ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. residential, healthcare and self-storage real estate equities, as represented by the FTSE NAREIT All Residential Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 16.93%, net of fees, while the total return for the Index was 17.44%.

As represented by the Index, residential real estate investment trusts (“REITs”) posted solid gains for the reporting period, outpacing the overall REIT sector and broad U.S. equity indices. Along with the rest of the REIT sector, residential REITs benefited from ongoing economic growth and declining interest rates for much of the reporting period.

For publicly traded real estate stocks, falling interest rates tend to lead to lower borrowing costs and make their relatively high dividend yields more attractive. In addition, REITs have benefited from a favorable supply-and-demand imbalance in the commercial property market, which contributed to higher occupancy levels and rising rents.

Late in the reporting period, however, the Fed indicated that it will likely raise short-term interest rates sometime in 2015. Concerns about rising interest rates caused REITs to give back some of their earlier gains over the last few months of the reporting period.

The Index consists primarily of REITs that own and operate apartment complexes, healthcare facilities, and self-storage facilities. Apartment REITs, which composed about 45% of the Index on average during the reporting period, contributed the most to Index performance. Vacancies in multifamily apartment buildings fell to near-historically low levels, leading to a sharp increase in rental rates and higher property values.

Healthcare REITs, which made up approximately 36% of the Index on average for the reporting period, also contributed positively to Index performance. Specialized REITs, the smallest REIT component of the Index, consists primarily of self-storage REITs, which benefited from lower vacancy rates and solid rental growth.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*
Residential REITs	47.57%
Health Care REITs	35.44
Specialized REITs	16.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*
Public Storage	9.85%
Equity Residential	9.52
Health Care REIT Inc.	9.01
AvalonBay Communities Inc.	7.80
Ventas Inc.	7.69
Essex Property Trust Inc.	4.56
HCP Inc.	4.50
UDR Inc.	4.24
Extra Space Storage Inc.	3.64
Camden Property Trust	3.29

TOTAL	64.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.46%

AUSTRALIA — 20.32%
BWP Trust	25,176	$60,367
Charter Hall Retail REIT	16,206	55,092
Cromwell Property Group	76,140	66,361
Dexus Property Group	47,442	276,159
Federation Centres	75,156	174,874
Goodman Group	89,886	443,110
GPT Group (The)	92,724	326,918
Investa Office Fund	29,244	85,806
Mirvac Group	191,640	303,824
Novion Property Group	116,826	227,602
Scentre Group	271,956	802,250
Stockland	120,678	422,620
Westfield Corp.	101,388	755,714

		4,000,697
HONG KONG — 25.91%
Champion REIT	132,000	71,525
Hang Lung Properties Ltd.	120,000	406,391
Henderson Land Development Co. Ltd.	48,180	387,248
Hongkong Land Holdings Ltd.	61,800	500,580
Hysan Development Co. Ltd.	36,000	166,736
Kerry Properties Ltd.	33,000	134,961
Link REIT (The)	120,000	745,438
New World Development Co. Ltd.	282,333	375,174
Sino Land Co. Ltd.	156,800	277,141
Sun Hung Kai Properties Ltd.	78,000	1,299,136
Swire Properties Ltd.	62,400	214,946
Wharf Holdings Ltd. (The)	72,200	522,092

		5,101,368
JAPAN — 41.56%
Activia Properties Inc.	12	109,000
Advance Residence Investment Corp.	66	155,417
Aeon Mall Co. Ltd.	6,090	113,994
AEON REIT Investment Corp.	48	66,222
Daiwa House REIT Investment Corp.	18	80,321
Daiwa House Residential Investment Corp.	36	78,486
Daiwa Office Investment Corp.	12	63,274
Frontier Real Estate Investment Corp.	24	117,323
Fukuoka REIT Corp.	30	54,575
GLP J-REIT	108	110,825
Hulic Co. Ltd.	15,600	168,032

Security	Shares	Value
Industrial & Infrastructure Fund Investment Corp.	18	$86,789
Japan Excellent Inc.	54	71,431
Japan Hotel REIT Investment Corp.	156	115,107
Japan Logistics Fund Inc.	42	89,145
Japan Prime Realty Investment Corp.	42	151,091
Japan Real Estate Investment Corp.	66	312,158
Japan Retail Fund Investment Corp.	126	268,488
Kenedix Office Investment Corp.	18	97,468
Mitsubishi Estate Co. Ltd.	66,000	1,556,932
Mitsui Fudosan Co. Ltd.	50,000	1,488,050
Mori Hills REIT Investment Corp.	66	90,835
MORI TRUST Sogo REIT Inc.	54	106,493
Nippon Accommodations Fund Inc.	24	93,457
Nippon Building Fund Inc.	72	357,984
Nippon Prologis REIT Inc.	78	168,814
Nomura Real Estate Holdings Inc.	6,600	134,680
Nomura Real Estate Master Fund Inc.	90	117,022
Nomura Real Estate Office Fund Inc.	18	82,577
NTT Urban Development Corp.	5,400	56,721
Orix JREIT Inc.	114	168,614
Premier Investment Corp.	12	66,683
Sumitomo Realty & Development Co. Ltd.	24,000	930,960
Tokyo Tatemono Co. Ltd.	21,000	153,196
TOKYU REIT Inc.	48	64,618
Top REIT Inc.	6	25,871
United Urban Investment Corp.	132	209,907

		8,182,560
NEW ZEALAND — 0.30%
Kiwi Property Group Ltd.	59,322	58,489

		58,489
SINGAPORE — 11.37%
Ascendas REIT	103,202	192,449
CapitaCommercial Trust	102,600	131,295
CapitaLand Ltd.	132,000	367,732
CapitaMall Trust	136,200	225,192
CDL Hospitality Trusts	34,800	45,058
City Developments Ltd.	31,200	251,334
Fortune REIT	66,000	68,119
Global Logistic Properties Ltd.	156,000	323,884
Keppel REIT[a]	97,800	90,819
Mapletree Commercial Trust	69,600	80,921
Mapletree Industrial Trust	63,600	77,306
Mapletree Logistics Trust	76,840	71,355

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® ASIA DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
Suntec REIT	126,000	$168,374
UOL Group Ltd.[a]	24,000	144,593

		2,238,431

TOTAL COMMON STOCKS
(Cost: $19,091,650)		19,581,545

SHORT-TERM INVESTMENTS — 1.09%

MONEY MARKET FUNDS — 1.09%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,c,d]	202,068	202,068
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,c,d]	11,351	11,351
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,766	1,766

		215,185

TOTAL SHORT-TERM INVESTMENTS
(Cost: $215,185)		215,185

TOTAL INVESTMENTS IN SECURITIES — 100.55%
(Cost: $19,306,835)		19,796,730
Other Assets, Less Liabilities — (0.55)%		(109,149)

NET ASSETS — 100.00%		$19,687,581

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 98.64%

AUSTRIA — 1.46%
BUWOG AGa	19,106	$387,293
CA Immobilien Anlagen AGa	27,470	500,199
Conwert Immobilien Invest SEa	23,042	291,505

		1,178,997
BELGIUM — 2.56%
Aedifica SA	3,649	258,826
Befimmo SA	6,478	447,295
Cofinimmo SA	6,468	712,958
Intervest Offices & Warehouses NV	2,811	78,557
Leasinvest Real Estate SCA	746	78,168
Warehouses De Pauw SCA	5,043	399,973
Wereldhave Belgium NV	813	93,424

		2,069,201
FINLAND — 1.09%
Citycon OYJ[a]	98,068	318,022
Sponda OYJ	90,487	395,036
Technopolis OYJ	35,756	164,272

		877,330
FRANCE — 22.16%
Affine SA	2,214	46,244
ANF Immobilier	2,684	70,377
Fonciere Des Regions	13,412	1,268,883
Gecina SA	12,833	1,758,676
ICADE	13,243	1,150,799
Klepierre	64,774	3,142,822
Mercialys SA	15,539	385,332
Unibail-Rodamco SE	36,442	10,065,847

		17,888,980
GERMANY — 15.10%
ADLER Real Estate AGa	6,396	94,247
alstria office REIT-AGa	28,126	399,000
Deutsche Annington Immobilien SE	130,730	4,404,206
Deutsche Euroshop AG	17,199	858,872
Deutsche Wohnen AG Bearer	110,487	2,903,255
DIC Asset AG	12,946	130,748
DO Deutsche Office AGa	24,504	116,367
Grand City Properties SAa	29,397	556,700
Hamborner REIT AG	18,081	211,116
LEG Immobilien AGa	21,402	1,662,912
TAG Immobilien AGb	42,189	540,825
TLG Immobilien AGa	18,884	316,349

		12,194,597

Security	Shares	Value
GREECE — 0.15%
Grivalia Properties REIC	14,678	$116,777

		116,777
IRELAND — 0.54%
Green REIT PLC	248,255	438,137

		438,137
ITALY — 0.55%
Beni Stabili SpA SIIQ	400,529	329,653
Immobiliare Grande Distribuzione SIIQ SpA	114,156	112,247

		441,900
NETHERLANDS — 2.63%
Eurocommercial Properties NV	15,457	706,323
NSI NV	49,070	230,224
VastNed Retail NV	7,140	348,392
Wereldhave NV	13,136	842,252

		2,127,191
NORWAY — 0.45%
Entra ASA	23,552	241,443
Norwegian Property ASA[a]	93,206	125,544

		366,987
SPAIN — 1.37%
Inmobiliaria Colonial SAa	630,375	432,296
Merlin Properties SOCIMI SAa	49,426	674,304

		1,106,600
SWEDEN — 6.39%
Castellum AB	61,518	959,199
Dios Fastigheter AB	17,797	138,534
Fabege AB	49,624	756,511
Fastighets AB Balder Class Ba,b	34,587	616,741
Hemfosa Fastigheter ABa	14,842	343,040
Hufvudstaden AB Class A	41,656	576,176
Klovern AB Class B	141,450	156,689
Kungsleden AB	68,388	497,533
Wallenstam AB Class B	37,556	632,354
Wihlborgs Fastigheter AB	24,846	480,534

		5,157,311
SWITZERLAND — 5.25%
Allreal Holding AG Registered[a]	3,591	513,986
Mobimo Holding AG Registered[a]	2,296	511,202
PSP Swiss Property AG Registered[a]	14,924	1,389,020
Swiss Prime Site AG Registered[a]	20,774	1,822,631

		4,236,839

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EUROPE DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
UNITED KINGDOM — 38.94%
Assura PLC	378,307	$341,551
Big Yellow Group PLC	53,505	549,255
British Land Co. PLC (The)	379,192	4,851,171
Capital & Counties Properties PLC	272,470	1,653,937
Daejan Holdings PLC	1,845	153,815
Derwent London PLC	37,337	1,973,791
Development Securities PLC	46,928	182,996
F&C Commercial Property Trust Ltd.	198,399	427,455
F&C UK REIT	88,248	139,345
Grainger PLC	154,406	503,278
Great Portland Estates PLC	128,974	1,580,651
Hammerson PLC	294,018	3,022,757
Hansteen Holdings PLC	257,726	466,559
Helical Bar PLC	37,395	224,120
Intu Properties PLC	344,207	1,814,333
Land Securities Group PLC	294,879	5,659,909
LondonMetric Property PLC	219,473	556,504
Picton Property Income Ltd.	202,993	230,063
Primary Health Properties PLC	39,983	237,941
Quintain Estates & Development PLC[a]	183,845	271,223
Redefine International PLC/Isle of Man	365,313	329,258
Safestore Holdings PLC	77,859	333,524
Schroder REIT Ltd.	195,160	184,446
SEGRO PLC	278,109	1,833,477
Shaftesbury PLC	104,207	1,345,177
ST Modwen Properties PLC	66,147	442,184
Standard Life Investment Property Income Trust PLC	104,564	144,218
Tritax Big Box REIT PLC	236,816	426,704
UK Commercial Property Trust Ltd.	166,547	234,698
UNITE Group PLC (The)	83,124	765,167
Workspace Group PLC	43,506	564,280

		31,443,787

TOTAL COMMON STOCKS
(Cost: $75,797,134)		79,644,634

INVESTMENT COMPANIES — 0.22%

UNITED KINGDOM — 0.22%
Medicx Fund Ltd.	136,407	177,132

		177,132

TOTAL INVESTMENT COMPANIES
(Cost: $177,554)		177,132

Security	Shares	Value
RIGHTS — 0.09%

BELGIUM — 0.00%
Cofinimmo SAa	6,518	$3,871

		3,871
SPAIN — 0.09%
Merlin Properties SOCIMI SAa	46,538	70,921

		70,921

TOTAL RIGHTS
(Cost: $0)		74,792

SHORT-TERM INVESTMENTS — 0.59%

MONEY MARKET FUNDS — 0.59%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	442,900	442,900
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	24,880	24,880
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	13,123	13,123

		480,903

TOTAL SHORT-TERM INVESTMENTS
(Cost: $480,903)		480,903

TOTAL INVESTMENTS IN SECURITIES — 99.54%
(Cost: $76,455,591)		80,377,461
Other Assets, Less Liabilities — 0.46%		368,375

NET ASSETS — 100.00%		$80,745,836

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL REIT ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.54%

AUSTRALIA — 7.31%
BWP Trust	10,656	$25,551
Charter Hall Retail REIT	6,894	23,436
Cromwell Property Group	32,040	27,925
Dexus Property Group	20,214	117,665
Federation Centres	32,292	75,137
Goodman Group	38,124	187,939
GPT Group (The)	39,456	139,111
Investa Office Fund	12,654	37,129
Mirvac Group	80,910	128,274
Novion Property Group	49,860	97,138
Scentre Group	115,416	340,468
Stockland	51,030	178,710
Westfield Corp.	43,020	320,658

		1,699,141
BELGIUM — 0.54%
Aedifica SA	216	15,321
Befimmo SA	378	26,100
Cofinimmo SA	396	43,651
Intervest Offices & Warehouses NV	180	5,030
Leasinvest Real Estate SCA	54	5,658
Warehouses De Pauw SCA	288	22,842
Wereldhave Belgium NV	57	6,550

		125,152
CANADA — 3.54%
Allied Properties REIT	1,674	55,282
Artis REIT	3,222	39,582
Boardwalk REIT	864	43,341
Calloway REIT	2,340	59,019
Canadaian REIT	1,656	62,357
Canadian Apartment Properties REIT	2,484	59,821
Cominar REIT	3,726	58,816
Crombie REIT	1,818	19,872
Dream Global REIT	2,232	18,630
Dream Office REIT	765	17,482
Granite REIT	1,044	36,063
H&R REIT	6,282	120,065
InnVest REIT	2,088	9,740
Morguard REIT	828	11,840
Northern Property REIT	846	17,531
Pure Industrial Real Estate Trust	4,428	18,571
RioCan REIT	7,038	173,502

		821,514

Security	Shares	Value
FRANCE — 4.57%
Affine SA	234	$4,887
ANF Immobilier	252	6,608
Fonciere Des Regions	776	73,416
Gecina SA	756	103,605
ICADE	756	65,695
Klepierre	3,852	186,898
Mercialys SA	954	23,657
Unibail-Rodamco SE	2,160	596,626

		1,061,392
GERMANY — 0.15%
alstria office REIT-AGa	1,602	22,726
Hamborner REIT AG	1,098	12,821

		35,547
HONG KONG — 1.70%
Champion REIT	54,000	29,260
Hui Xian REIT	54,000	30,122
Link REIT (The)	54,000	335,447

		394,829
IRELAND — 0.10%
Green REIT PLC	12,636	22,301

		22,301
ITALY — 0.11%
Beni Stabili SpA SIIQ	22,554	18,563
Immobiliare Grande Distribuzione SIIQ SpA	6,624	6,513

		25,076
JAPAN — 6.47%
Advance Residence Investment Corp.	36	84,773
AEON REIT Investment Corp.	36	49,667
Daiwa House Residential Investment Corp.	18	39,243
Frontier Real Estate Investment Corp.	18	87,992
Fukuoka REIT Corp.	18	32,745
GLP J-REIT	54	55,412
Japan Excellent Inc.	18	23,811
Japan Hotel REIT Investment Corp.	72	53,126
Japan Logistics Fund Inc.	18	38,205
Japan Prime Realty Investment Corp.	18	64,753
Japan Real Estate Investment Corp.	36	170,268
Japan Retail Fund Investment Corp.	54	115,066
Kenedix Office Investment Corp.	8	43,319
Mori Hills REIT Investment Corp.	36	49,546
MORI TRUST Sogo REIT Inc.	18	35,498

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2015

Security	Shares	Value
Nippon Accommodations Fund Inc.	18	$70,093
Nippon Building Fund Inc.	28	139,216
Nippon Prologis REIT Inc.	36	77,914
Nomura Real Estate Master Fund Inc.	36	46,809
Nomura Real Estate Office Fund Inc.	8	36,701
Orix JREIT Inc.	54	79,870
TOKYU REIT Inc.	18	24,232
United Urban Investment Corp.	54	85,871

		1,504,130
MEXICO — 0.53%
Asesor de Activos Prisma SAPI de CV	15,500	15,116
Concentradora Fibra Danhos SA de CVb	6,400	15,836
Fibra Uno Administracion SA de CV	25,500	63,547
Mexico Real Estate Management SA de CVa	19,800	29,982

		124,481
NETHERLANDS — 0.56%
Eurocommercial Properties NV	882	40,304
NSI NV	3,024	14,188
VastNed Retail NV	450	21,957
Wereldhave NV	828	53,090

		129,539
NEW ZEALAND — 0.11%
Kiwi Property Group Ltd.	25,920	25,556

		25,556
SINGAPORE — 2.36%
Ascendas REIT	46,800	87,272
CapitaCommercial Trust	39,600	50,675
CapitaMall Trust	54,000	89,283
CDL Hospitality Trusts	18,000	23,306
First REIT	3,600	3,941
Fortune REIT[b]	36,000	37,156
Keppel REIT[b]	36,000	33,430
Mapletree Commercial Trust	34,200	39,763
Mapletree Greater China Commercial Trust	46,800	37,453
Mapletree Industrial Trust[b]	32,400	39,383
Mapletree Logistics Trust	36,000	33,430
Suntec REIT	54,000	72,160

		547,252
SOUTH AFRICA — 1.81%
Arrowhead Properties Ltd. Class A	9,612	8,007
Arrowhead Properties Ltd. Class B	7,506	6,328

Security	Shares	Value
Capital Property Fund	34,506	$39,481
Emira Property Fund	9,756	14,810
Fountainhead Property Trust	10,494	8,768
Growthpoint Properties Ltd.	53,572	125,057
Hyprop Investments Ltd.	5,382	55,143
Redefine Properties Ltd.	83,970	84,699
Resilient Property Income Fund Ltd.	5,166	42,979
SA Corporate Real Estate Fund Nominees Pty Ltd.	41,724	17,379
Vukile Property Fund Ltd.	11,808	18,834

		421,485
SPAIN — 0.17%
Merlin Properties SOCIMI SAa	2,844	38,800

		38,800
TURKEY — 0.27%
Dogus Gayrimenkul Yatirim Ortakligi ASa	2,772	4,435
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	44,190	51,043
Is Gayrimenkul Yatirim Ortakligi AS	10,782	6,851

		62,329
UNITED KINGDOM — 6.65%
Assura PLC	18,270	16,495
Big Yellow Group PLC	3,114	31,967
British Land Co. PLC (The)	22,644	289,695
Derwent London PLC	2,052	108,477
F&C UK REIT	2,916	4,604
Great Portland Estates PLC	7,650	93,755
Hammerson PLC	17,496	179,874
Hansteen Holdings PLC	16,614	30,076
Intu Properties PLC	20,574	108,447
Land Securities Group PLC	17,676	339,273
LondonMetric Property PLC	13,644	34,596
Primary Health Properties PLC	2,448	14,568
Redefine International PLC/Isle of Man	19,710	17,765
Safestore Holdings PLC	4,824	20,665
SEGRO PLC	16,506	108,819
Shaftesbury PLC	6,228	80,395
Standard Life Investment Property Income Trust PLC	4,032	5,561
Tritax Big Box REIT PLC	13,842	24,941
Workspace Group PLC	2,646	34,319

		1,544,292

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2015

Security	Shares	Value
UNITED STATES — 62.59%
Acadia Realty Trust	1,530	$47,277
Agree Realty Corp.	432	13,297
Alexander’s Inc.	54	23,286
Alexandria Real Estate Equities Inc.	1,602	147,993
American Campus Communities Inc.	2,412	96,818
American Homes 4 Rent Class A	3,402	57,460
American Realty Capital Properties Inc.	20,610	186,108
Apartment Investment & Management Co. Class A	3,384	127,678
Ashford Hospitality Trust Inc.	2,358	21,363
Associated Estates Realty Corp.	1,296	36,936
AvalonBay Communities Inc.	2,916	479,215
BioMed Realty Trust Inc.	4,554	94,495
Boston Properties Inc.	3,384	447,737
Brandywine Realty Trust	4,104	59,836
Brixmor Property Group Inc.	3,852	90,329
Camden Property Trust	1,908	143,253
Campus Crest Communities Inc.	1,746	11,052
CBL & Associates Properties Inc.	3,888	70,023
Cedar Realty Trust Inc.	2,178	15,224
Chambers Street Properties	5,526	41,445
Chatham Lodging Trust	900	24,876
Chesapeake Lodging Trust	1,278	40,576
Columbia Property Trust Inc.	2,628	68,932
Corporate Office Properties Trust	2,142	56,527
Cousins Properties Inc.[b]	4,716	45,934
CubeSmart	3,672	84,713
DCT Industrial Trust Inc.	2,052	67,798
DDR Corp.[b]	7,002	119,384
DiamondRock Hospitality Co.	4,536	61,508
Digital Realty Trust Inc.	3,060	194,035
Douglas Emmett Inc.	2,924	83,334
Duke Realty Corp.	7,758	153,686
DuPont Fabros Technology Inc.	1,512	47,099
EastGroup Properties Inc.	702	40,154
Education Realty Trust Inc.	462	15,532
Empire State Realty Trust Inc. Class A	1,908	34,344
EPR Properties	1,332	76,816
Equity Commonwealth[a]	2,898	73,059
Equity Lifestyle Properties Inc.	1,710	90,322
Equity One Inc.	1,494	36,797
Equity Residential	7,866	580,983
Essex Property Trust Inc.	1,404	311,618
Excel Trust Inc.	1,458	23,109

Security	Shares	Value
Extra Space Storage Inc.[b]	2,430	$160,210
Federal Realty Investment Trust	1,530	204,515
FelCor Lodging Trust Inc.	2,880	31,997
First Industrial Realty Trust Inc.	2,538	50,075
First Potomac Realty Trust	1,368	14,665
Franklin Street Properties Corp.	2,178	25,722
General Growth Properties Inc.	11,232	307,757
Getty Realty Corp.	594	10,318
Government Properties Income Trust	877	18,277
HCP Inc.	10,206	411,200
Health Care REIT Inc.	7,650	550,953
Healthcare Realty Trust Inc.	2,250	57,600
Healthcare Trust of America Inc. Class A	2,790	72,233
Hersha Hospitality Trust	3,942	25,347
Highwoods Properties Inc.	2,142	92,192
Home Properties Inc.	1,314	96,658
Hospitality Properties Trust	2,990	89,939
Host Hotels & Resorts Inc.	16,902	340,406
Hudson Pacific Properties Inc.	1,476	44,516
Inland Real Estate Corp.	2,124	21,856
Investors Real Estate Trust	2,790	20,004
Kilroy Realty Corp.	1,926	136,727
Kimco Realty Corp.	9,018	217,334
Kite Realty Group Trust	1,927	50,487
LaSalle Hotel Properties	2,520	92,459
Lexington Realty Trust	5,274	48,890
Liberty Property Trust	3,366	117,271
LTC Properties Inc.	792	34,420
Macerich Co. (The)	3,492	285,506
Mack-Cali Realty Corp.	2,052	36,833
Mid-America Apartment Communities Inc.	1,674	124,897
National Health Investors Inc.	810	54,043
National Retail Properties Inc.	2,934	112,666
New York REIT Inc.	3,708	36,635
Omega Healthcare Investors Inc.	3,606	130,141
Paramount Group Inc.	3,006	55,070
Parkway Properties Inc./Md	1,818	29,579
Pebblebrook Hotel Trust	1,620	69,563
Pennsylvania REIT	1,512	34,186
Physicians Realty Trust	1,404	23,306
Piedmont Office Realty Trust Inc. Class A	3,582	62,613
Post Properties Inc.	1,260	72,034

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® GLOBAL REIT ETF

April 30, 2015

Security	Shares	Value
Prologis Inc.	11,304	$454,421
PS Business Parks Inc.	450	34,357
Public Storage	3,222	605,446
Ramco-Gershenson Properties Trust	1,872	32,723
Realty Income Corp.	4,932	231,656
Regency Centers Corp.[b]	2,106	132,215
Retail Opportunity Investments Corp.	2,214	37,151
Retail Properties of America Inc. Class A	5,544	83,770
Rexford Industrial Realty Inc.	972	14,444
RLJ Lodging Trust	3,042	90,256
Rouse Properties Inc.[b]	882	15,409
Ryman Hospitality Properties Inc.	1,098	63,289
Sabra Health Care REIT Inc.	1,278	38,187
Saul Centers Inc.	324	16,304
Select Income REIT	1,548	35,898
Senior Housing Properties Trust	5,184	106,116
Silver Bay Realty Trust Corp.	797	12,330
Simon Property Group Inc.	6,912	1,254,459
SL Green Realty Corp.	2,124	259,893
Sovran Self Storage Inc.	792	69,173
Spirit Realty Capital Inc.	8,910	100,594
STAG Industrial Inc.	1,422	30,900
Strategic Hotels & Resorts Inc.[a]	6,102	71,393
Summit Hotel Properties Inc.	1,962	25,840
Sun Communities Inc.	1,116	69,259
Sunstone Hotel Investors Inc.	4,734	73,756
Tanger Factory Outlet Centers Inc.	2,178	73,137
Taubman Centers Inc.	1,194	85,980
Terreno Realty Corp.	810	17,237
UDR Inc.	5,706	186,986
Universal Health Realty Income Trust	55	2,731
Urban Edge Properties	1,817	41,119
Urstadt Biddle Properties Inc. Class A	489	10,147
Ventas Inc.	6,388	440,133
Vornado Realty Trust	3,744	387,467
Washington REIT	1,548	38,267
Weingarten Realty Investors	2,538	83,145
Winthrop Realty Trust	720	11,851
WP Carey Inc.	2,016	127,976
WP GLIMCHER Inc.	3,907	58,605

		14,537,081

TOTAL COMMON STOCKS
(Cost: $23,165,645)		23,119,897

Security	Shares	Value
RIGHTS — 0.02%

BELGIUM — 0.00%
Cofinimmo SAa	396	$235

		235
SPAIN — 0.02%
Merlin Properties SOCIMI SAa	2,844	4,334

		4,334

TOTAL RIGHTS
(Cost: $0)		4,569

SHORT-TERM INVESTMENTS — 1.78%

MONEY MARKET FUNDS — 1.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	382,538	382,538
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	21,489	21,489
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	8,146	8,146

		412,173

TOTAL SHORT-TERM INVESTMENTS
(Cost: $412,173)		412,173

TOTAL INVESTMENTS IN SECURITIES — 101.34%
(Cost: $23,577,818)		23,536,639
Other Assets, Less Liabilities — (1.34)%		(310,457)

NET ASSETS — 100.00%		$23,226,182

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.22%

AUSTRALIA — 12.04%
BWP Trust	752,620	$1,804,632
Charter Hall Retail REIT	486,715	1,654,594
Cromwell Property Group	2,277,764	1,985,228
Dexus Property Group	1,430,289	8,325,675
Federation Centres	2,256,927	5,251,445
Goodman Group	2,705,389	13,336,721
GPT Group (The)	2,789,670	9,835,573
Investa Office Fund	893,503	2,621,672
Mirvac Group	5,772,471	9,151,602
Novion Property Group	3,527,362	6,872,050
Scentre Group	8,173,702	24,111,805
Stockland	3,634,968	12,729,838
Westfield Corp.	3,051,532	22,745,163

		120,425,998
AUSTRIA — 0.49%
BUWOG AGa	80,860	1,639,093
CA Immobilien Anlagen AGa	114,330	2,081,827
Conwert Immobilien Invest SEa	96,721	1,223,618

		4,944,538
BELGIUM — 0.87%
Aedifica SA	14,928	1,058,855
Befimmo SA	27,057	1,868,239
Cofinimmo SA	27,368	3,016,733
Intervest Offices & Warehouses NV	11,507	321,581
Leasinvest Real Estate SCA	3,110	325,874
Warehouses De Pauw SCA	21,148	1,677,301
Wereldhave Belgium NV	3,424	393,460

		8,662,043
CANADA — 6.63%
Allied Properties REIT	121,290	4,005,449
Artis REIT	213,035	2,617,099
Boardwalk REIT	62,200	3,120,142
Calloway REIT	163,586	4,125,946
Canadaian REIT	112,893	4,251,021
Canadian Apartment Properties REIT	174,782	4,209,198
Chartwell Retirement Residences	277,412	2,773,547
Cominar REIT	257,819	4,069,762
Crombie REIT	124,711	1,363,198
Dream Global REIT	152,079	1,269,365
Dream Office REIT	168,562	3,852,051

Security	Shares	Value
Extendicare Inc.	141,194	$918,562
First Capital Realty Inc.	136,218	2,249,214
Granite REIT	74,329	2,567,534
H&R REIT	431,357	8,244,305
InnVest REIT	142,127	662,966
Killam Properties Inc.	84,281	752,876
Morguard REIT	55,047	787,132
Northern Property REIT	49,760	1,031,146
Pure Industrial Real Estate Trust	307,890	1,291,295
RioCan REIT	494,179	12,182,609

		66,344,417
FINLAND — 0.36%
Citycon OYJ[a]	408,032	1,323,195
Sponda OYJ	375,999	1,641,485
Technopolis OYJ	143,371	658,683

		3,623,363
FRANCE — 7.53%
Affine SA	9,330	194,876
ANF Immobilier	11,507	301,724
Fonciere Des Regions	56,583	5,353,206
Gecina SA	53,803	7,373,338
ICADE	55,669	4,837,561
Klepierre	273,058	13,248,722
Mercialys SA	65,621	1,627,254
Unibail-Rodamco SE	153,634	42,436,099

		75,372,780
GERMANY — 5.13%
ADLER Real Estate AGa	27,057	398,691
alstria office REIT-AGa	117,869	1,672,109
Deutsche Annington Immobilien SE	550,470	18,544,967
Deutsche Euroshop AG	72,152	3,603,076
Deutsche Wohnen AG Bearer	464,945	12,217,311
DIC Asset AG	55,358	559,089
DO Deutsche Office AGa	103,563	491,809
Grand City Properties SAa	124,400	2,355,799
Hamborner REIT AG	74,018	864,244
LEG Immobilien AGa	89,879	6,983,502
TAG Immobilien AGb	178,203	2,284,400
TLG Immobilien AGa	79,927	1,338,955

		51,313,952
GREECE — 0.05%
Grivalia Properties REIC	60,800	483,719

		483,719

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
HONG KONG — 15.39%
Champion REIT	3,732,000	$2,022,203
Hang Lung Properties Ltd.	3,421,000	11,585,539
Henderson Land Development Co. Ltd.	1,555,440	12,501,875
Hongkong Land Holdings Ltd.	1,834,900	14,862,690
Hysan Development Co. Ltd.[b]	933,000	4,321,256
Kerry Properties Ltd.	933,000	3,815,705
Link REIT (The)	3,576,500	22,217,152
New World Development Co. Ltd.	8,397,333	11,158,671
Sino Land Co. Ltd.	4,976,800	8,796,393
Sun Hung Kai Properties Ltd.	2,429,000	40,456,435
Swire Properties Ltd.	1,866,000	6,427,717
Wharf Holdings Ltd. (The)	2,177,900	15,748,798

		153,914,434
IRELAND — 0.19%
Green REIT PLC	1,051,006	1,854,885

		1,854,885
ISRAEL — 0.25%
Azrieli Group	57,846	2,494,214

		2,494,214
ITALY — 0.18%
Beni Stabili SpA SIIQ	1,667,893	1,372,749
Immobiliare Grande Distribuzione SIIQ SpA	472,409	464,512

		1,837,261
JAPAN — 24.50%
Activia Properties Inc.	397	3,606,075
Advance Residence Investment Corp.	2,177	5,126,419
Aeon Mall Co. Ltd.	186,600	3,492,805
AEON REIT Investment Corp.	1,244	1,716,256
Daiwa House REIT Investment Corp.	511	2,280,221
Daiwa House Residential Investment Corp.	933	2,034,091
Daiwa Office Investment Corp.	311	1,639,851
Frontier Real Estate Investment Corp.	746	3,646,779
Fukuoka REIT Corp.	933	1,697,285
GLP J-REIT	3,110	3,191,343
Hulic Co. Ltd.	466,500	5,024,806
Industrial & Infrastructure Fund Investment Corp.	622	2,999,031

Security	Shares	Value
Japan Excellent Inc.	1,866	$2,468,353
Japan Hotel REIT Investment Corp.	4,665	3,442,128
Japan Logistics Fund Inc.	1,244	2,640,395
Japan Prime Realty Investment Corp.	1,244	4,475,157
Japan Real Estate Investment Corp.	1,983	9,378,942
Japan Retail Fund Investment Corp.	3,732	7,952,369
Kenedix Office Investment Corp.	574	3,108,147
Mitsubishi Estate Co. Ltd.	1,995,000	47,061,795
Mitsui Fudosan Co. Ltd.	1,494,000	44,462,948
Mori Hills REIT Investment Corp.	2,177	2,996,172
MORI TRUST Sogo REIT Inc.	1,555	3,066,600
Nippon Accommodations Fund Inc.	622	2,422,094
Nippon Building Fund Inc.	2,177	10,824,058
Nippon Prologis REIT Inc.	2,177	4,711,649
Nomura Real Estate Holdings Inc.	186,600	3,807,781
Nomura Real Estate Master Fund Inc.	2,799	3,639,378
Nomura Real Estate Office Fund Inc.	622	2,853,497
NTT Urban Development Corp.	155,500	1,633,354
Orix JREIT Inc.	3,421	5,059,890
Premier Investment Corp.	311	1,728,211
Sumitomo Realty & Development Co. Ltd.	682,000	26,454,784
Tokyo Tatemono Co. Ltd.	622,000	4,537,528
TOKYU REIT Inc.	1,555	2,093,344
Top REIT Inc.	311	1,340,988
United Urban Investment Corp.	4,043	6,429,205

		245,043,729
NETHERLANDS — 0.90%
Eurocommercial Properties NV	64,999	2,970,196
NSI NV	206,193	967,404
VastNed Retail NV	30,167	1,471,979
Wereldhave NV	55,358	3,549,437

		8,959,016
NEW ZEALAND — 0.18%
Kiwi Property Group Ltd.	1,813,752	1,788,266

		1,788,266
NORWAY — 0.15%
Entra ASA[c]	97,654	1,001,098

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
Norwegian Property ASA[a]	396,214	$533,683

		1,534,781
SINGAPORE — 6.71%
Ascendas REIT	3,110,002	5,799,483
CapitaCommercial Trust	3,110,000	3,979,804
CapitaLand Ltd.	3,980,800	11,089,919
CapitaMall Trust	4,105,200	6,787,504
CDL Hospitality Trusts[b]	1,026,300	1,328,832
City Developments Ltd.	933,000	7,515,843
Fortune REIT[b]	1,866,000	1,925,908
Global Logistic Properties Ltd.	4,727,200	9,814,503
Keppel REIT[b]	2,923,400	2,714,720
Mapletree Commercial Trust	2,052,600	2,386,474
Mapletree Industrial Trust	1,866,000	2,268,136
Mapletree Logistics Trust	2,270,310	2,108,249
Suntec REIT	3,794,200	5,070,200
UOL Group Ltd.[b]	715,300	4,309,459

		67,099,034
SPAIN — 0.46%
Inmobiliaria Colonial SAa	2,646,610	1,814,983
Merlin Properties SOCIMI SAa	203,394	2,774,842

		4,589,825
SWEDEN — 2.16%
Castellum AB	256,886	4,005,408
Dios Fastigheter AB	75,262	585,847
Fabege AB	208,681	3,181,315
Fastighets AB Balder Class Ba	145,548	2,595,352
Hemfosa Fastigheter ABa	62,511	1,444,804
Hufvudstaden AB Class A	173,849	2,404,637
Klovern AB Class B	602,718	667,654
Kungsleden AB	287,364	2,090,615
Wallenstam AB Class B	157,677	2,654,905
Wihlborgs Fastigheter AB	104,807	2,027,020

		21,657,557
SWITZERLAND — 1.82%
Allreal Holding AG Registered[a]	14,928	2,136,669
Mobimo Holding AG Registered[a]	9,952	2,215,804
PSP Swiss Property AG Registered[a]	62,822	5,847,026
Swiss Prime Site AG Registered[a]	90,846	7,970,478

		18,169,977
UNITED KINGDOM — 13.23%
Assura PLC	1,519,662	1,372,012
Big Yellow Group PLC	226,097	2,320,996

Security	Shares	Value
British Land Co. PLC (The)	1,598,229	$20,446,851
Capital & Counties Properties PLC	1,150,078	6,981,160
Daejan Holdings PLC	8,086	674,119
Derwent London PLC	156,433	8,269,705
Development Securities PLC	200,284	781,008
F&C Commercial Property Trust Ltd.	837,212	1,803,793
F&C UK REIT	376,310	594,197
Grainger PLC	648,435	2,113,539
Great Portland Estates PLC	545,494	6,685,345
Hammerson PLC	1,239,335	12,741,425
Hansteen Holdings PLC	1,095,031	1,982,325
Helical Bar PLC	160,787	963,649
Intu Properties PLC	1,449,571	7,640,764
Land Securities Group PLC	1,242,756	23,853,465
LondonMetric Property PLC	933,311	2,366,538
Picton Property Income Ltd.	785,275	889,994
Primary Health Properties PLC	172,916	1,029,034
Quintain Estates & Development PLC[a]	783,877	1,156,438
Redefine International PLC/Isle of Man	1,503,878	1,355,451
Safestore Holdings PLC	328,795	1,408,456
Schroder REIT Ltd.	796,782	753,040
SEGRO PLC	1,174,336	7,741,994
Shaftesbury PLC	440,376	5,684,681
ST Modwen Properties PLC	280,522	1,875,251
Standard Life Investment Property Income Trust PLC	380,353	524,595
Tritax Big Box REIT PLC	985,710	1,776,091
UK Commercial Property Trust Ltd.	698,817	984,773
UNITE Group PLC (The)	350,186	3,223,508
Workspace Group PLC	184,734	2,396,031

		132,390,228

TOTAL COMMON STOCKS
(Cost: $922,823,809)		992,504,017

INVESTMENT COMPANIES — 0.07%
UNITED KINGDOM — 0.07%
Medicx Fund Ltd.	575,098	746,796

		746,796

TOTAL INVESTMENT COMPANIES
(Cost: $763,408)		746,796

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL DEVELOPED REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
RIGHTS — 0.03%

BELGIUM — 0.00%
Cofinimmo SAa	27,192	$16,149

		16,149
SPAIN — 0.03%
Merlin Properties SOCIMI SAa	203,631	310,323

		310,323

TOTAL RIGHTS
(Cost: $0)		326,472

SHORT-TERM INVESTMENTS — 0.96%

MONEY MARKET FUNDS — 0.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[d,e,f]	9,034,227	9,034,227
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[d,e,f]	507,502	507,502
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[d,e]	19,686	19,686

		9,561,415

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,561,415)		9,561,415

TOTAL INVESTMENTS IN SECURITIES — 100.28%
(Cost: $933,148,632)		1,003,138,700
Other Assets, Less Liabilities — (0.28)%		(2,801,992)

NET ASSETS — 100.00%		$1,000,336,708

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MORTGAGE REAL ESTATE CAPPED ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.80%

DIVERSIFIED REITS — 0.97%
RAIT Financial Trust[a]	1,818,489	$11,783,809

		11,783,809
MORTGAGE REITS — 98.83%
AG Mortgage Investment Trust Inc.[a]	603,310	11,595,618
Altisource Residential Corp.[a]	1,234,134	23,633,666
American Capital Agency Corp.[a]	6,454,412	133,186,792
American Capital Mortgage Investment Corp.	1,167,698	20,481,423
Annaly Capital Management Inc.	17,156,432	172,765,270
Anworth Mortgage Asset Corp.	2,558,690	12,998,145
Apollo Commercial Real Estate Finance Inc.[a]	1,295,249	22,135,805
Apollo Residential Mortgage Inc.	729,420	11,568,601
Ares Commercial Real Estate Corp.[a]	617,415	7,007,660
ARMOUR Residential REIT Inc.	8,124,119	24,372,357
Blackstone Mortgage Trust Inc. Class Aa	1,753,340	53,880,138
Capstead Mortgage Corp.[a]	2,170,387	25,285,009
Cherry Hill Mortgage Investment Corp.	150,554	2,648,245
Chimera Investment Corp.[a]	3,585,202	54,459,218
Colony Capital Inc.[a]	2,152,353	55,767,466
CYS Investments Inc.[a]	3,662,897	32,673,041
Dynex Capital Inc.	1,267,586	10,140,688
Ellington Residential Mortgage REIT	150,692	2,468,335
Five Oaks Investment Corp.	277,616	2,942,730
Hannon Armstrong Sustainable Infrastructure Capital Inc.	583,669	11,089,711
Hatteras Financial Corp.	2,185,516	39,470,419
Invesco Mortgage Capital Inc.[a]	2,782,439	42,849,561
iStar Financial Inc.[a,b]	1,938,672	26,249,619
JAVELIN Mortgage Investment Corp.[a]	296,059	2,297,418
MFA Financial Inc.[a]	6,863,117	53,326,419
New Residential Investment Corp.	4,260,442	72,597,932

Security	Shares	Value
New York Mortgage Trust Inc.[a]	2,398,417	$18,731,637
Newcastle Investment Corp.[a]	1,452,759	7,743,205
Orchid Island Capital Inc.[a]	200,883	2,774,194
PennyMac Mortgage Investment Trust[a,c]	1,226,313	25,691,257
Redwood Trust Inc.[a]	1,563,202	26,871,442
Resource Capital Corp.[a]	2,870,280	12,657,935
Starwood Property Trust Inc.[a]	4,015,423	96,410,306
Two Harbors Investment Corp.	6,368,653	66,870,857
Western Asset Mortgage Capital Corp.[a]	929,765	13,583,867
ZAIS Financial Corp.	147,119	2,536,332

		1,201,762,318

TOTAL COMMON STOCKS
(Cost: $1,276,603,451)		1,213,546,127

SHORT-TERM INVESTMENTS — 13.89%

MONEY MARKET FUNDS — 13.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	159,244,816	159,244,816
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	8,945,661	8,945,661
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	688,874	688,874

		168,879,351

TOTAL SHORT-TERM INVESTMENTS
(Cost: $168,879,351)		168,879,351

TOTAL INVESTMENTS IN SECURITIES — 113.69%
(Cost: $1,445,482,802)		1,382,425,478
Other Assets, Less Liabilities — (13.69)%		(166,421,902)

NET ASSETS — 100.00%		$1,216,003,576

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® NORTH AMERICA REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.88%

CANADA — 5.99%
Allied Properties REIT	2,480	$81,899
Artis REIT	4,328	53,169
Boardwalk REIT	1,273	63,858
Calloway REIT	3,328	83,938
Canadaian REIT	2,312	87,059
Canadian Apartment Properties REIT	3,544	85,349
Chartwell Retirement Residences	5,552	55,508
Cominar REIT	5,312	83,852
Crombie REIT	2,480	27,108
Dream Global REIT	3,032	25,307
Dream Office REIT	3,464	79,161
Extendicare Inc.	2,808	18,268
First Capital Realty Inc.	2,808	46,365
Granite REIT	1,512	52,229
H&R REIT	8,760	167,425
InnVest REIT	2,896	13,509
Killam Properties Inc.	1,656	14,793
Morguard REIT	1,112	15,901
Northern Property REIT	1,024	21,220
Pure Industrial Real Estate Trust	6,104	25,600
RioCan REIT	9,992	246,325

		1,347,843
UNITED STATES — 93.89%
Acadia Realty Trust	2,184	67,486
Agree Realty Corp.	544	16,744
Alexander’s Inc.	67	28,892
Alexandria Real Estate Equities Inc.	2,288	211,365
American Assets Trust Inc.	1,180	46,964
American Campus Communities Inc.	3,352	134,549
American Homes 4 Rent Class A	4,824	81,477
American Realty Capital Properties Inc.	29,600	267,288
Apartment Investment & Management Co. Class A	5,008	188,952
Ashford Hospitality Trust Inc.	3,087	27,968
Associated Estates Realty Corp.	1,840	52,440
AvalonBay Communities Inc.	4,191	688,749
BioMed Realty Trust Inc.	6,536	135,622
Boston Properties Inc.	4,840	640,380
Brandywine Realty Trust	5,736	83,631
Brixmor Property Group Inc.	5,567	130,546
Camden Property Trust[a]	2,768	207,821
Campus Crest Communities Inc.[a]	2,072	13,116
CBL & Associates Properties Inc.	5,448	98,118
Cedar Realty Trust Inc.	2,680	18,733

Security	Shares	Value
Chambers Street Properties	7,584	$56,880
Chatham Lodging Trust	1,176	32,505
Chesapeake Lodging Trust	1,760	55,880
Columbia Property Trust Inc.	4,000	104,920
Corporate Office Properties Trust	2,968	78,326
Cousins Properties Inc.	6,704	65,297
CubeSmart	5,224	120,518
DCT Industrial Trust Inc.	2,824	93,305
DDR Corp.	9,792	166,954
DiamondRock Hospitality Co.	6,256	84,831
Digital Realty Trust Inc.	4,328	274,438
Douglas Emmett Inc.[a]	4,256	121,296
Duke Realty Corp.	10,920	216,325
DuPont Fabros Technology Inc.	2,112	65,789
EastGroup Properties Inc.	1,007	57,600
Education Realty Trust Inc.	1,488	50,027
Empire State Realty Trust Inc. Class A	2,600	46,800
EPR Properties	1,832	105,651
Equity Commonwealth[b]	4,136	104,269
Equity Lifestyle Properties Inc.	2,424	128,036
Equity One Inc.	1,984	48,866
Equity Residential	11,376	840,231
Essex Property Trust Inc.	2,024	449,227
Excel Trust Inc.	1,864	29,544
Extra Space Storage Inc.	3,464	228,381
Federal Realty Investment Trust	2,201	294,208
FelCor Lodging Trust Inc.	4,499	49,984
First Industrial Realty Trust Inc.	3,528	69,607
First Potomac Realty Trust[a]	1,864	19,982
Forest City Enterprises Inc. Class Ab	4,840	114,998
Franklin Street Properties Corp.	2,824	33,351
General Growth Properties Inc.	16,096	441,030
Getty Realty Corp.	800	13,896
Government Properties Income Trust	2,204	45,931
HCP Inc.	14,632	589,523
Health Care REIT Inc.[a]	11,040	795,101
Healthcare Realty Trust Inc.	3,128	80,077
Healthcare Trust of America Inc. Class A	3,960	102,524
Hersha Hospitality Trust	5,520	35,494
Highwoods Properties Inc.	2,976	128,087
Home Properties Inc.	1,824	134,173
Hospitality Properties Trust[a]	4,752	142,940
Host Hotels & Resorts Inc.	24,136	486,099
Hudson Pacific Properties Inc.	2,319	69,941
Inland Real Estate Corp.	2,744	28,236
Investors Real Estate Trust	3,856	27,648

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® NORTH AMERICA REAL ESTATE ETF

April 30, 2015

Security	Shares	Value
Kilroy Realty Corp.	2,768	$196,500
Kimco Realty Corp.	13,144	316,770
Kite Realty Group Trust	2,615	68,513
LaSalle Hotel Properties	3,616	132,671
Lexington Realty Trust[a]	7,416	68,746
Liberty Property Trust	4,696	163,609
LTC Properties Inc.	1,112	48,328
Macerich Co. (The)	5,056	413,379
Mack-Cali Realty Corp.	2,848	51,122
Mid-America Apartment Communities Inc.	2,392	178,467
National Health Investors Inc.	1,112	74,193
National Retail Properties Inc.	4,152	159,437
New York REIT Inc.	5,240	51,771
Omega Healthcare Investors Inc.	5,142	185,575
Paramount Group Inc.	4,640	85,005
Parkway Properties Inc./Md	2,568	41,781
Pebblebrook Hotel Trust	2,272	97,560
Pennsylvania REIT	2,104	47,571
Physicians Realty Trust	2,064	34,262
Piedmont Office Realty Trust Inc. Class A	4,944	86,421
Post Properties Inc.	1,736	99,247
Prologis Inc.	16,264	653,813
PS Business Parks Inc.	656	50,086
Public Storage	4,624	868,896
Ramco-Gershenson Properties Trust	2,456	42,931
Realty Income Corp.	7,080	332,548
Regency Centers Corp.	2,968	186,331
Retail Opportunity Investments Corp.	2,951	49,518
Retail Properties of America Inc. Class A	7,584	114,594
Rexford Industrial Realty Inc.	1,736	25,797
RLJ Lodging Trust	4,192	124,377
Rouse Properties Inc.	1,168	20,405
Ryman Hospitality Properties Inc.	1,536	88,535
Sabra Health Care REIT Inc.	1,896	56,652
Saul Centers Inc.	424	21,336
Select Income REIT[a]	2,152	49,905
Senior Housing Properties Trust	7,464	152,788
Silver Bay Realty Trust Corp.	1,120	17,326
Simon Property Group Inc.	9,920	1,800,381
SL Green Realty Corp.	3,088	377,848
Sovran Self Storage Inc.	1,144	99,917
Spirit Realty Capital Inc.	12,272	138,551
STAG Industrial Inc.	2,048	44,503
Strategic Hotels & Resorts Inc.[b]	8,808	103,054
Summit Hotel Properties Inc.	2,624	34,558

Security	Shares	Value
Sun Communities Inc.	1,648	$102,275
Sunstone Hotel Investors Inc.	6,584	102,579
Tanger Factory Outlet Centers Inc.	3,072	103,158
Taubman Centers Inc.	2,024	145,748
Terreno Realty Corp.	1,320	28,090
UDR Inc.	8,128	266,355
Universal Health Realty Income Trust	391	19,417
Urban Edge Properties	2,864	64,812
Urstadt Biddle Properties Inc. Class A	845	17,534
Ventas Inc.	10,502	723,588
Vornado Realty Trust	5,352	553,878
Washington REIT	2,144	53,000
Weingarten Realty Investors	3,536	115,839
Winthrop Realty Trust	1,032	16,987
WP Carey Inc.	2,816	178,760
WP GLIMCHER Inc.	5,904	88,560

		21,105,725

TOTAL COMMON STOCKS
(Cost: $19,966,928)		22,453,568

SHORT-TERM INVESTMENTS — 4.62%

MONEY MARKET FUNDS — 4.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[c,d,e]	971,391	971,391
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[c,d,e]	54,568	54,568
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[c,d]	12,983	12,983

		1,038,942

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,038,942)		1,038,942

TOTAL INVESTMENTS IN SECURITIES — 104.50%
(Cost: $21,005,870)		23,492,510
Other Assets, Less Liabilities — (4.50)%		(1,012,317)

NET ASSETS — 100.00%		$22,480,193

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® REAL ESTATE 50 ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.83%

DIVERSIFIED REITS — 5.25%
American Realty Capital Properties Inc.	129,139	$1,166,125
Duke Realty Corp.	47,658	944,105
Liberty Property Trust	20,647	719,341
NorthStar Realty Finance Corp.[a]	46,042	863,748
WP Carey Inc.	12,285	779,852

		4,473,171
HEALTH CARE REITS — 11.54%
HCP Inc.	63,905	2,574,732
Health Care REIT Inc.	48,235	3,473,885
Senior Housing Properties Trust	32,850	672,440
Ventas Inc.	45,122	3,108,906

		9,829,963
HOTEL & RESORT REITS — 3.23%
Hospitality Properties Trust	20,919	629,243
Host Hotels & Resorts Inc.	105,434	2,123,441

		2,752,684
INDUSTRIAL REITS — 3.36%
Prologis Inc.	71,079	2,857,376

		2,857,376
MORTGAGE REITS — 4.25%
American Capital Agency Corp.	49,751	1,026,612
Annaly Capital Management Inc.	132,254	1,331,798
Starwood Property Trust Inc.	30,947	743,037
Two Harbors Investment Corp.	49,068	515,214

		3,616,661
OFFICE REITS — 12.25%
Alexandria Real Estate Equities Inc.	9,979	921,860
BioMed Realty Trust Inc.	28,515	591,686
Boston Properties Inc.	21,155	2,799,018
Digital Realty Trust Inc.[a]	18,899	1,198,386
Kilroy Realty Corp.	12,069	856,778
SL Green Realty Corp.	13,469	1,648,067
Vornado Realty Trust	23,375	2,419,079

		10,434,874
RESIDENTIAL REITS — 15.15%
American Campus Communities Inc.[a]	14,635	587,449
Apartment Investment & Management Co. Class A	21,840	824,023
AvalonBay Communities Inc.	18,276	3,003,478
Camden Property Trust	12,071	906,291
Equity Residential	49,662	3,668,035
Essex Property Trust Inc.	8,860	1,966,477

Security	Shares	Value
Mid-America Apartment Communities Inc.	10,518	$784,748
UDR Inc.	35,642	1,167,988

		12,908,489
RETAIL REITS — 23.08%
Brixmor Property Group Inc.	24,471	573,845
DDR Corp.	42,678	727,660
Federal Realty Investment Trust	9,587	1,281,494
General Growth Properties Inc.	70,293	1,926,028
Kimco Realty Corp.	57,385	1,382,978
Macerich Co. (The)	22,044	1,802,317
National Retail Properties Inc.	18,232	700,109
Realty Income Corp.	30,911	1,451,890
Regency Centers Corp.	13,029	817,961
Simon Property Group Inc.	43,340	7,865,777
Taubman Centers Inc.	8,732	628,791
Weingarten Realty Investors	15,396	504,373

		19,663,223
SPECIALIZED REITS — 21.72%
American Tower Corp.	58,933	5,570,936
Crown Castle International Corp.[a]	46,598	3,892,331
Extra Space Storage Inc.[a]	15,206	1,002,532
Iron Mountain Inc.	25,750	888,118
Plum Creek Timber Co. Inc.	24,710	1,042,762
Public Storage	20,228	3,801,043
Weyerhaeuser Co.	73,041	2,301,522

		18,499,244

TOTAL COMMON STOCKS
(Cost: $73,015,408)		85,035,685

SHORT-TERM INVESTMENTS — 8.10%

MONEY MARKET FUNDS — 8.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,c,d]	6,409,170	6,409,170
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,c,d]	360,038	360,038
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	130,563	130,563

		6,899,771

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,899,771)		6,899,771

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® REAL ESTATE 50 ETF

April 30, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 107.93%
(Cost: $79,915,179)	$91,935,456
Other Assets, Less Liabilities — (7.93)%	(6,755,622)

NET ASSETS — 100.00%	$85,179,834

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® RESIDENTIAL REAL ESTATE CAPPED ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.80%

HEALTH CARE REITS — 35.36%
CareTrust REIT Inc.	47,947	$598,858
HCP Inc.	339,089	13,661,896
Health Care REIT Inc.	379,981	27,366,231
Healthcare Realty Trust Inc.	151,685	3,883,136
Healthcare Trust of America Inc. Class A	191,489	4,957,650
LTC Properties Inc.[a]	54,619	2,373,742
Medical Properties Trust Inc.	322,636	4,510,451
National Health Investors Inc.	53,874	3,594,473
New Senior Investment Group Inc.[a]	101,351	1,637,832
Omega Healthcare Investors Inc.[a]	246,819	8,907,698
Physicians Realty Trust	102,108	1,694,993
Sabra Health Care REIT Inc.[a]	92,773	2,772,057
Senior Housing Properties Trust	362,766	7,425,820
Universal Health Realty Income Trust[a]	18,100	898,846
Ventas Inc.[a]	338,962	23,354,482

		107,638,165
RESIDENTIAL REITS — 47.48%
American Campus Communities Inc.	161,818	6,495,375
Apartment Investment & Management Co. Class A	241,055	9,095,005
Associated Estates Realty Corp.[a]	90,635	2,583,097
AvalonBay Communities Inc.	144,214	23,700,129
Camden Property Trust	133,168	9,998,253
Campus Crest Communities Inc.	109,338	692,110
Education Realty Trust Inc.[a]	65,269	2,194,344
Equity Lifestyle Properties Inc.	118,145	6,240,419
Equity Residential	391,595	28,923,207
Essex Property Trust Inc.	62,368	13,842,578
Home Properties Inc.	88,013	6,474,236
Mid-America Apartment Communities Inc.[a]	116,113	8,663,191
Monogram Residential Trust Inc.	265,217	2,503,648
Post Properties Inc.	84,166	4,811,770
Sun Communities Inc.	79,619	4,941,155
UDR Inc.[a]	392,859	12,873,989
UMH Properties Inc.	46,613	469,393

		144,501,899
SPECIALIZED REITS — 16.96%
CubeSmart[a]	252,201	5,818,277
Extra Space Storage Inc.	167,685	11,055,472

Security	Shares	Value
Public Storage	159,334	$29,940,452
Sovran Self Storage Inc.	54,890	4,794,093

		51,608,294

TOTAL COMMON STOCKS
(Cost: $267,098,005)		303,748,358

SHORT-TERM INVESTMENTS — 7.14%

MONEY MARKET FUNDS — 7.14%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,c,d]	20,164,471	20,164,471
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%,[b,c,d]	1,132,750	1,132,750
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	418,234	418,234

		21,715,455

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,715,455)		21,715,455

TOTAL INVESTMENTS IN SECURITIES — 106.94%
(Cost: $288,813,460)		325,463,813
Other Assets, Less Liabilities — (6.94)%		(21,114,054)

NET ASSETS — 100.00%		$304,349,759

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2015

	iShares Asia Developed Real Estate ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF

ASSETS
Investments, at cost:
Unaffiliated	$19,091,650	$75,974,688	$23,165,645
Affiliated (Note 2)	215,185	480,903	412,173

Total cost of investments	$19,306,835	$76,455,591	$23,577,818

Investments in securities, at fair value (including securities on loana)(Note 1):
Unaffiliated	$19,581,545	$79,896,558	$23,124,466
Affiliated (Note 2)	215,185	480,903	412,173

Total fair value of investments	19,796,730	80,377,461	23,536,639
Foreign currency, at value[b]	27,141	594,125	47,458
Receivables:
Dividends and interest	84,824	272,073	48,768

Total Assets	19,908,695	81,243,659	23,632,865

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	213,419	467,780	404,027
Investment advisory fees (Note 2)	7,695	30,043	2,656

Total Liabilities	221,114	497,823	406,683

NET ASSETS	$19,687,581	$80,745,836	$23,226,182

Net assets consist of:
Paid-in capital	$25,124,581	$79,139,955	$23,359,137
Undistributed (distributions in excess of) net investment income	(28,748)	452,295	(16,831)
Accumulated net realized loss	(5,898,014)	(2,786,728)	(76,288)
Net unrealized appreciation (depreciation)	489,762	3,940,314	(39,836)

NET ASSETS	$19,687,581	$80,745,836	$23,226,182

Shares outstanding[c]	600,000	2,050,000	900,000

Net asset value per share	$32.81	$39.39	$25.81

[a]	Securities on loan with values of $205,644, $444,435 and $390,495, respectively. See Note 1.
[b]	Cost of foreign currency: $26,825, $581,856 and $46,494, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares International Developed Real Estate ETF	iShares Mortgage Real Estate Capped ETF	iShares North America Real Estate ETF

ASSETS
Investments, at cost:
Unaffiliated	$923,587,217	$1,250,219,467	$19,966,928
Affiliated (Note 2)	9,561,415	195,263,335	1,038,942

Total cost of investments	$933,148,632	$1,445,482,802	$21,005,870

Investments in securities, at fair value (including securities on loana)(Note 1):
Unaffiliated	$993,577,285	$1,187,854,870	$22,453,568
Affiliated (Note 2)	9,561,415	194,570,608	1,038,942

Total fair value of investments	1,003,138,700	1,382,425,478	23,492,510
Foreign currency, at value[b]	2,856,970	—	2,270
Receivables:
Dividends and interest	4,000,624	1,432,589	20,603
Capital shares sold	270,581	814,237	—

Total Assets	1,010,266,875	1,384,672,304	23,515,383

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	9,541,729	168,190,477	1,025,959
Investment advisory fees (Note 2)	388,438	478,251	9,231

Total Liabilities	9,930,167	168,668,728	1,035,190

NET ASSETS	$1,000,336,708	$1,216,003,576	$22,480,193

Net assets consist of:
Paid-in capital	$993,048,177	$1,425,327,358	$20,743,690
Undistributed (distributions in excess of) net investment income	1,136,156	—	(3,432)
Accumulated net realized loss	(63,893,109)	(146,266,458)	(746,719)
Net unrealized appreciation (depreciation)	70,045,484	(63,057,324)	2,486,654

NET ASSETS	$1,000,336,708	$1,216,003,576	$22,480,193

Shares outstanding[c]	31,100,000	104,700,000	400,000

Net asset value per share	$32.17	$11.61	$56.20

[a]	Securities on loan with values of $9,121,317, $162,102,778 and $982,751, respectively. See Note 1.
[b]	Cost of foreign currency: $2,816,246, $ — and $2,226, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

	iShares Real Estate 50 ETF	iShares Residential Real Estate Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$73,015,408	$267,098,005
Affiliated (Note 2)	6,899,771	21,715,455

Total cost of investments	$79,915,179	$288,813,460

Investments in securities, at fair value (including securities on loana)(Note 1):
Unaffiliated	$85,035,685	$303,748,358
Affiliated (Note 2)	6,899,771	21,715,455

Total fair value of investments	91,935,456	325,463,813
Receivables:
Dividends and interest	48,548	309,561

Total Assets	91,984,004	325,773,374

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	6,769,208	21,297,221
Investment advisory fees (Note 2)	34,962	126,394

Total Liabilities	6,804,170	21,423,615

NET ASSETS	$85,179,834	$304,349,759

Net assets consist of:
Paid-in capital	$76,721,823	$273,725,681
Accumulated net realized loss	(3,562,266)	(6,026,275)
Net unrealized appreciation	12,020,277	36,650,353

NET ASSETS	$85,179,834	$304,349,759

Shares outstanding[b]	1,850,000	5,150,000

Net asset value per share	$46.04	$59.10

[a]	Securities on loan with values of $6,562,023 and $20,373,705, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2015

	iShares Asia Developed Real Estate ETF	iShares Europe Developed Real Estate ETF	iShares Global REIT ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$997,020	$1,728,011	$342,050
Interest — affiliated (Note 2)	1	1	1
Securities lending income — affiliated — net (Note 2)	1,139	4,768	689

Total investment income	998,160	1,732,780	342,740

EXPENSES
Investment advisory fees (Note 2)	99,747	229,309	14,236

Total expenses	99,747	229,309	14,236

Net investment income	898,413	1,503,471	328,504

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(378,097)	(525,854)	(74,535)
In-kind redemptions — unaffiliated	229,047	2,699,701	—
Foreign currency transactions	(11,801)	147,380	(1,402)

Net realized gain (loss)	(160,851)	2,321,227	(75,937)

Net change in unrealized appreciation/depreciation on:
Investments	870,561	(1,390,466)	(41,179)
Translation of assets and liabilities in foreign currencies	(18)	15,940	1,343

Net change in unrealized appreciation/depreciation	870,543	(1,374,526)	(39,836)

Net realized and unrealized gain (loss)	709,692	946,701	(115,773)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,608,105	$2,450,172	$212,731

[a]	For the period from July 8, 2014 (commencement of operations) to April 30, 2015.
[b]	Net of foreign withholding tax of $41,090, $212,159 and $18,163, respectively.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares International Developed Real Estate ETF	iShares Mortgage Real Estate Capped ETF	iShares North America Real Estate ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$36,965,978	$98,818,174	$758,726
Dividends — affiliated (Note 2)	—	2,967,677	—
Interest — affiliated (Note 2)	29	134	2
Securities lending income — affiliated — net (Note 2)	75,633	382,017	4,688

Total investment income	37,041,640	102,168,002	763,416

EXPENSES
Investment advisory fees (Note 2)	4,247,138	6,074,132	123,936

Total expenses	4,247,138	6,074,132	123,936

Net investment income	32,794,502	96,093,870	639,480

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(8,925,351)	(57,738,135)	201,707
In-kind redemptions — unaffiliated	8,909,940	38,125,314	884,705
Foreign currency transactions	640,297	—	(1,351)

Net realized gain (loss)	624,886	(19,612,821)	1,085,061

Net change in unrealized appreciation/depreciation on:
Investments	39,072,527	(10,742,798)	656,532
Translation of assets and liabilities in foreign currencies	26,670	—	(25)

Net change in unrealized appreciation/depreciation	39,099,197	(10,742,798)	656,507

Net realized and unrealized gain (loss)	39,724,083	(30,355,619)	1,741,568

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$72,518,585	$65,738,251	$2,381,048

[a]	Net of foreign withholding tax of $2,754,555, $ — and $13,469, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

	iShares Real Estate 50 ETF	iShares Residential Real Estate Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$2,268,414	$8,400,118
Interest — affiliated (Note 2)	4	18
Securities lending income — affiliated — net (Note 2)	17,775	42,360

Total investment income	2,286,193	8,442,496

EXPENSES
Investment advisory fees (Note 2)	400,186	1,336,215

Total expenses	400,186	1,336,215

Net investment income	1,886,007	7,106,281

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	526,147	(1,123,268)
In-kind redemptions — unaffiliated	2,966,977	12,838,925

Net realized gain	3,493,124	11,715,657

Net change in unrealized appreciation/depreciation	3,705,368	18,740,420

Net realized and unrealized gain	7,198,492	30,456,077

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,084,499	$37,562,358

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Asia Developed Real Estate ETF		iShares Europe Developed Real Estate ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$898,413	$855,785	$1,503,471	$673,143
Net realized gain (loss)	(160,851)	1,096,027	2,321,227	(307,530)
Net change in unrealized appreciation/depreciation	870,543	(8,476,045)	(1,374,526)	4,865,024

Net increase (decrease) in net assets resulting from operations	1,608,105	(6,524,233)	2,450,172	5,230,637

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(694,917)	(1,882,856)	(1,498,163)	(704,821)
Return of capital	—	(115,382)	—	—

Total distributions to shareholders	(694,917)	(1,998,238)	(1,498,163)	(704,821)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	—	54,938,717	16,621,695
Cost of shares redeemed	(3,078,645)	(15,566,889)	(12,476,395)	—

Net increase (decrease) in net assets from capital share transactions	(3,078,645)	(15,566,889)	42,462,322	16,621,695

INCREASE (DECREASE) IN NET ASSETS	(2,165,457)	(24,089,360)	43,414,331	21,147,511

NET ASSETS
Beginning of year	21,853,038	45,942,398	37,331,505	16,183,994

End of year	$19,687,581	$21,853,038	$80,745,836	$37,331,505

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(28,748)	$(363,860)	$452,295	$85,954

SHARES ISSUED AND REDEEMED
Shares sold	—	—	1,400,000	500,000
Shares redeemed	(100,000)	(500,000)	(350,000)	—

Net increase (decrease) in shares outstanding	(100,000)	(500,000)	1,050,000	500,000

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Global REIT ETF	iShares International Developed Real Estate ETF
	Period from July 8, 2014[a] to April 30, 2015	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$328,504	$32,794,502	$24,996,816
Net realized gain (loss)	(75,937)	624,886	198,102,349
Net change in unrealized appreciation/depreciation	(39,836)	39,099,197	(428,055,013)

Net increase (decrease) in net assets resulting from operations	212,731	72,518,585	(204,955,848)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(345,686)	(29,596,502)	(84,959,164)

Total distributions to shareholders	(345,686)	(29,596,502)	(84,959,164)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	23,359,137	236,595,398	268,558,371
Cost of shares redeemed	—	(55,001,164)	(1,180,358,833)

Net increase (decrease) in net assets from capital share transactions	23,359,137	181,594,234	(911,800,462)

INCREASE (DECREASE) IN NET ASSETS	23,226,182	224,516,317	(1,201,715,474)

NET ASSETS
Beginning of period	—	775,820,391	1,977,535,865

End of period	$23,226,182	$1,000,336,708	$775,820,391

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(16,831)	$1,136,156	$(4,875,493)

SHARES ISSUED AND REDEEMED
Shares sold	900,000	7,700,000	8,200,000
Shares redeemed	—	(1,800,000)	(37,100,000)

Net increase (decrease) in shares outstanding	900,000	5,900,000	(28,900,000)

[a]	Commencement of operations.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Mortgage Real Estate Capped ETF		iShares North America Real Estate ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$96,093,870	$124,264,426 [a]	$639,480	$758,601
Net realized gain (loss)	(19,612,821)	(73,407,924)[a]	1,085,061	861,435
Net change in unrealized appreciation/depreciation	(10,742,798)	(152,174,236)[a]	656,507	(1,835,661)

Net increase (decrease) in net assets resulting from operations	65,738,251	(101,317,734)	2,381,048	(215,625)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(123,415,395)	(124,264,426)[a]	(849,880)	(940,229)
Return of capital	(31,502,078)	(40,625,330)[a]	—	—

Total distributions to shareholders	(154,917,473)	(164,889,756)	(849,880)	(940,229)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	291,520,633	490,145,688	—	15,200,859
Cost of shares redeemed	(201,997,057)	(278,350,941)	(7,697,070)	(9,745,665)

Net increase (decrease) in net assets from capital share transactions	89,523,576	211,794,747	(7,697,070)	5,455,194

INCREASE (DECREASE) IN NET ASSETS	344,354	(54,412,743)	(6,165,902)	4,299,340

NET ASSETS
Beginning of year	1,215,659,222	1,270,071,965	28,646,095	24,346,755

End of year	$1,216,003,576	$1,215,659,222	$22,480,193	$28,646,095

Distributions in excess of net investment income included in net assets at end of year	$—	$—	$(3,432)	$(2,812)

SHARES ISSUED AND REDEEMED
Shares sold	23,700,000	39,300,000	—	300,000
Shares redeemed	(16,550,000)	(22,400,000)	(150,000)	(200,000)

Net increase (decrease) in shares outstanding	7,150,000	16,900,000	(150,000)	100,000

[a]	See Note 7 regarding revisions to previously issued financial statements.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Real Estate 50 ETF		iShares Residential Real Estate Capped ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,886,007	$2,382,437	$7,106,281	$8,028,114
Net realized gain	3,493,124	2,089,957	11,715,657	11,235,852
Net change in unrealized appreciation/depreciation	3,705,368	(8,971,806)	18,740,420	(35,571,081)

Net increase (decrease) in net assets resulting from operations	9,084,499	(4,499,412)	37,562,358	(16,307,115)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,810,794)	(3,110,083)	(9,092,181)	(10,353,962)

Total distributions to shareholders	(2,810,794)	(3,110,083)	(9,092,181)	(10,353,962)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,656,616	4,287,172	86,814,819	68,791,945
Cost of shares redeemed	(13,277,019)	(19,748,906)	(72,231,224)	(136,261,711)

Net increase (decrease) in net assets from capital share transactions	(1,620,403)	(15,461,734)	14,583,595	(67,469,766)

INCREASE (DECREASE) IN NET ASSETS	4,653,302	(23,071,229)	43,053,772	(94,130,843)

NET ASSETS
Beginning of year	80,526,532	103,597,761	261,295,987	355,426,830

End of year	$85,179,834	$80,526,532	$304,349,759	$261,295,987

SHARES ISSUED AND REDEEMED
Shares sold	250,000	100,000	1,450,000	1,350,000
Shares redeemed	(300,000)	(500,000)	(1,300,000)	(2,850,000)

Net increase (decrease) in shares outstanding	(50,000)	(400,000)	150,000	(1,500,000)

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Asia Developed Real Estate ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$31.22	$38.29	$28.95	$31.31	$29.22

Income from investment operations:
Net investment income[a]	1.39	0.86	0.88	0.91	0.78
Net realized and unrealized gain (loss)[b]	1.28	(5.99)	10.55	(2.16)	2.93

Total from investment operations	2.67	(5.13)	11.43	(1.25)	3.71

Less distributions from:
Net investment income	(1.08)	(1.83)	(2.09)	(1.11)	(1.62)
Return of capital	—	(0.11)	—	—	—

Total distributions	(1.08)	(1.94)	(2.09)	(1.11)	(1.62)

Net asset value, end of year	$32.81	$31.22	$38.29	$28.95	$31.31

Total return	8.75%	(13.27)%	41.21%	(3.79)%	13.20%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,688	$21,853	$45,942	$26,059	$28,178
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	4.32%	2.61%	2.73%	3.30%	2.61%
Portfolio turnover rate[c]	10%	9%	15%	11%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Europe Developed Real Estate ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$37.33	$32.37	$27.68	$35.07	$27.33

Income from investment operations:
Net investment income[a]	1.18	0.96	1.09	1.25	1.83
Net realized and unrealized gain (loss)[b]	1.90	5.13	4.91	(7.37)	7.78

Total from investment operations	3.08	6.09	6.00	(6.12)	9.61

Less distributions from:
Net investment income	(1.02)	(1.13)	(1.31)	(1.27)	(1.87)

Total distributions	(1.02)	(1.13)	(1.31)	(1.27)	(1.87)

Net asset value, end of year	$39.39	$37.33	$32.37	$27.68	$35.07

Total return	8.39%	19.62%	22.66%	(17.66)%	37.23%

Ratios/Supplemental data:
Net assets, end of year (000s)	$80,746	$37,332	$16,184	$12,455	$21,042
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.15%	2.82%	3.78%	4.28%	6.25%
Portfolio turnover rate[c]	15%	9%	14%	13%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Global REIT ETF

Period from Jul. 8, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$24.90

Income from investment operations:
Net investment income[b]	0.69
Net realized and unrealized gain[c]	0.87

Total from investment operations	1.56

Less distributions from:
Net investment income	(0.65)

Total distributions	(0.65)

Net asset value, end of period	$25.81

Total return	6.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$23,226
Ratio of expenses to average net assets[e]	0.14%
Ratio of net investment income to average net assets[e]	3.23%
Portfolio turnover rate[f]	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$30.79	$36.55	$29.21	$32.59	$28.80

Income from investment operations:
Net investment income[a]	1.16	0.93	0.95	1.09	1.08
Net realized and unrealized gain (loss)[b]	1.27	(3.08)	8.27	(3.36)	4.64

Total from investment operations	2.43	(2.15)	9.22	(2.27)	5.72

Less distributions from:
Net investment income	(1.05)	(3.61)	(1.88)	(1.11)	(1.93)

Total distributions	(1.05)	(3.61)	(1.88)	(1.11)	(1.93)

Net asset value, end of year	$32.17	$30.79	$36.55	$29.21	$32.59

Total return	8.06%	(5.27)%	32.89%	(6.93)%	20.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,000,337	$775,820	$1,977,536	$446,854	$417,113
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	3.71%	2.86%	2.99%	3.83%	3.63%
Portfolio turnover rate[c]	11%	9%	16%	11%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Mortgage Real Estate Capped ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$12.46	$15.75	$14.00	$15.39	$15.34

Income from investment operations:
Net investment income[a]	0.93	1.46 [d]	1.62	1.55	1.45
Net realized and unrealized gain (loss)[b]	(0.28)	(2.82)[d]	1.87	(1.33)	0.07

Total from investment operations	0.65	(1.36)	3.49	0.22	1.52

Less distributions from:
Net investment income	(1.19)	(1.46)[d]	(1.74)	(1.60)	(1.47)
Return of capital	(0.31)	(0.47)[d]	—	(0.01)	—

Total distributions	(1.50)	(1.93)	(1.74)	(1.61)	(1.47)

Net asset value, end of year	$11.61	$12.46	$15.75	$14.00	$15.39

Total return	5.42%	(7.41)%	26.63%	2.48%	10.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,216,004	$1,215,659	$1,270,072	$337,352	$159,326
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	7.59%	11.74%[d]	10.96%	11.44%	9.58%
Portfolio turnover rate[c]	42%	35%	44%	79%	63%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[d]	See Note 7 regarding revisions to previously issued financial statements.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares North America Real Estate ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$52.08	$54.10	$47.50	$45.06	$37.76

Income from investment operations:
Net investment income[a]	1.38	1.31	1.16	1.06	0.95
Net realized and unrealized gain (loss)[b]	4.55	(1.76)	6.97	2.70	7.57

Total from investment operations	5.93	(0.45)	8.13	3.76	8.52

Less distributions from:
Net investment income	(1.81)	(1.57)	(1.53)	(1.32)	(1.22)

Total distributions	(1.81)	(1.57)	(1.53)	(1.32)	(1.22)

Net asset value, end of year	$56.20	$52.08	$54.10	$47.50	$45.06

Total return	11.49%	(0.53)%	17.60%	8.82%	23.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$22,480	$28,646	$24,347	$26,124	$13,519
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.48%	2.66%	2.41%	2.47%	2.42%
Portfolio turnover rate[c]	9%	18%	11%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Real Estate 50 ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$42.38	$45.04	$39.29	$37.65	$31.62

Income from investment operations:
Net investment income[a]	1.04	1.17	1.14	1.08	0.96
Net realized and unrealized gain (loss)[b]	4.19	(2.30)	6.01	1.99	6.27

Total from investment operations	5.23	(1.13)	7.15	3.07	7.23

Less distributions from:
Net investment income	(1.57)	(1.53)	(1.40)	(1.43)	(1.20)

Total distributions	(1.57)	(1.53)	(1.40)	(1.43)	(1.20)

Net asset value, end of year	$46.04	$42.38	$45.04	$39.29	$37.65

Total return	12.44%	(2.21)%	18.73%	8.66%	23.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$85,180	$80,527	$103,598	$53,036	$56,474
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.26%	2.89%	2.81%	3.01%	2.90%
Portfolio turnover rate[c]	10%	19%	13%	19%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Residential Real Estate Capped ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$52.26	$54.68	$47.52	$44.16	$35.93

Income from investment operations:
Net investment income[a]	1.47	1.36	1.20	1.06	1.01
Net realized and unrealized gain (loss)[b]	7.25	(1.97)	7.49	3.71	8.44

Total from investment operations	8.72	(0.61)	8.69	4.77	9.45

Less distributions from:
Net investment income	(1.88)	(1.81)	(1.53)	(1.41)	(1.22)

Total distributions	(1.88)	(1.81)	(1.53)	(1.41)	(1.22)

Net asset value, end of year	$59.10	$52.26	$54.68	$47.52	$44.16

Total return	16.93%	(0.78)%	18.77%	11.19%	26.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$304,350	$261,296	$355,427	$175,806	$103,776
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets	2.55%	2.74%	2.44%	2.44%	2.60%
Portfolio turnover rate[c]	21%	17%	14%	28%	16%

[a]	Based on average shares outstanding throughout each period.
[b]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Asia Developed Real Estate	Non-diversified
Europe Developed Real Estate	Non-diversified
Global REIT[a]	Non-diversified
International Developed Real Estate	Diversified

iShares ETF	Diversification Classification
Mortgage Real Estate Capped	Non-diversified
North America Real Estate	Diversified
Real Estate 50	Diversified
Residential Real Estate Capped	Non-diversified

[a]	The Fund commenced operations on July 8, 2014.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2015, the value of each of the Fund’s investments was classified as Level 1. The breakdown of the Fund’s investments into major categories is disclosed in its respective schedule of investments.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105%

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Asia Developed Real Estate	$205,644	$205,644	$—
Europe Developed Real Estate	444,435	444,435	—
Global REIT	390,495	390,495	—
International Developed Real Estate	9,121,317	9,121,317	—
Mortgage Real Estate Capped	162,102,778	162,102,778	—
North America Real Estate	982,751	982,751	—
Real Estate 50	6,562,023	6,562,023	—
Residential Real Estate Capped	20,373,705	20,373,705	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Asia Developed Real Estate	0.48%
Europe Developed Real Estate	0.48
Global REIT	0.14
International Developed Real Estate	0.48

iShares ETF	Investment Advisory Fee
Mortgage Real Estate Capped	0.48%
North America Real Estate	0.48
Real Estate 50	0.48
Residential Real Estate Capped	0.48

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Mortgage Real Estate Capped ETF, iShares North America Real Estate ETF, iShares Real Estate 50 ETF and iShares Residential Real Estate Capped ETF (the “Group 1 Funds”), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares Asia Developed Real Estate ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Group 1 Fund retained 70% of securities lending income and each Group 2 Fund retained 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and each Group 2 Fund retained 80% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Asia Developed Real Estate	$423
Europe Developed Real Estate	1,593
Global REIT	284
International Developed Real Estate	25,182

iShares ETF	Fees Paid to BTC
Mortgage Real Estate Capped	$201,943
North America Real Estate	2,496
Real Estate 50	8,872
Residential Real Estate Capped	22,746

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest—affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Mortgage Real Estate Capped
PennyMac Mortgage Investment Trust	1,226,313	—	—	1,226,313	$25,691,257	$2,967,677	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
Asia Developed Real Estate	$2,106,566	$2,270,767
Europe Developed Real Estate	7,678,438	7,402,222
Global REIT	2,458,162	1,373,328
International Developed Real Estate	92,503,195	93,182,003
Mortgage Real Estate Capped	529,530,891	525,245,624
North America Real Estate	2,310,032	2,602,330
Real Estate 50	8,632,580	8,681,218
Residential Real Estate Capped	59,047,320	58,531,465

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Asia Developed Real Estate	$—	$3,045,472
Europe Developed Real Estate	54,415,791	12,403,511
Global REIT	22,221,428	—
International Developed Real Estate	232,700,369	53,732,691
Mortgage Real Estate Capped	279,800,219	195,542,876
North America Real Estate	—	7,303,340
Real Estate 50	11,047,374	12,590,728
Residential Real Estate Capped	81,074,784	66,532,837

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Asia Developed Real Estate ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund invests all or substantially all of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Asia Developed Real Estate	$20,336	$131,616	$(151,952)
Europe Developed Real Estate	2,235,388	361,033	(2,596,421)
Global REIT	—	351	(351)
International Developed Real Estate	6,638,575	2,813,649	(9,452,224)
Mortgage Real Estate Capped	—	27,321,525	(27,321,525)
North America Real Estate	597,978	209,780	(807,758)
Real Estate 50	1,599,665	924,787	(2,524,452)
Residential Real Estate Capped	10,041,448	1,985,900	(12,027,348)

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
Asia Developed Real Estate
Ordinary income	$694,917	$1,882,856
Return of capital	—	115,382

	$694,917	$1,998,238

Europe Developed Real Estate
Ordinary income	$1,498,163	$704,821

Global REIT
Ordinary income	$345,686	N/A

International Developed Real Estate
Ordinary income	$29,596,502	$84,959,164

Mortgage Real Estate Capped
Ordinary income	$123,415,395	$124,264,426	[a]
Return of capital	31,502,078	40,625,330	[a]

	$154,917,473	$164,889,756

North America Real Estate
Ordinary income	$849,880	$940,229

Real Estate 50
Ordinary income	$2,810,794	$3,110,083

Residential Real Estate Capped
Ordinary income	$9,092,181	$10,353,962

[a]	See Note 7 regarding revisions to previously issued financial statements.

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Asia Developed Real Estate	$400,125	$(5,225,038)	$(415,856)	$(196,231)	$(5,437,000)
Europe Developed Real Estate	792,065	(2,049,414)	2,935,489	(72,259)	1,605,881
Global REIT	83,899	(4,874)	(211,184)	(796)	(132,955)
International Developed Real Estate	15,495,278	(43,846,806)	38,613,854	(2,973,795)	7,288,531
Mortgage Real Estate Capped	—	(32,279,807)	(170,994,096)	(6,049,879)	(209,323,782)
North America Real Estate	—	(604,030)	2,341,893	(1,360)	1,736,503
Real Estate 50	—	(2,386,027)	10,844,038	—	8,458,011
Residential Real Estate Capped	—	(2,248,846)	33,194,684	(321,760)	30,624,078

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Expiring 2019	Total
Asia Developed Real Estate	$2,590,848	$157,999	$1,651,814	$824,377	$5,225,038
Europe Developed Real Estate	834,591	102,293	616,993	495,537	2,049,414
Global REIT	4,874	—	—	—	4,874
International Developed Real Estate	26,392,302	743,329	9,938,969	6,772,206	43,846,806
Mortgage Real Estate Capped	12,802,266	4,187,735	15,084,868	204,938	32,279,807
North America Real Estate	2,505	25,690	385,640	190,195	604,030
Real Estate 50	—	—	2,386,027	—	2,386,027
Residential Real Estate Capped	1,569,060	—	473,414	206,372	2,248,846

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2015, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
North America Real Estate	$204,097
Real Estate 50	381,395

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Developed Real Estate	$20,212,453	$1,493,892	$(1,909,615)	$(415,723)
Europe Developed Real Estate	77,460,416	4,726,840	(1,809,795)	2,917,045
Global REIT	23,749,166	487,194	(699,721)	(212,527)
International Developed Real Estate	964,580,262	96,803,886	(58,245,448)	38,558,438
Mortgage Real Estate Capped	1,553,419,574	78,859,129	(249,853,225)	(170,994,096)
North America Real Estate	21,150,631	3,182,745	(840,866)	2,341,879
Real Estate 50	81,091,418	14,564,563	(3,720,525)	10,844,038
Residential Real Estate Capped	292,269,129	40,206,789	(7,012,105)	33,194,684

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	REVISION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

After the issuance of the April 30, 2014 Annual Report to Shareholders of the iShares Mortgage Real Estate Capped ETF, it was determined that there was an error in the presentation of net investment income, net realized gain/loss, net unrealized gain/loss, cost of investments, and the characterization of distributions to shareholders for the year ended April 30, 2014. The error had no impact on the amounts previously reported for total distributions to shareholders, net assets, net asset value per share, net change in net assets resulting from operations, or total return. The error is not considered to be material individually or in the aggregate to the previously issued financial statements. However, in order to correctly present the income received and distributions made for the year ended April 30, 2014, management has elected to revise the prior financial statement numbers. The following sets forth the impact of the error on the previously issued financial statements, including impacted disclosures:

Schedule of Investments at April 30, 2014	Previously Reported	Revised
Cost of Common Stocks	$1,280,108,386	$1,267,356,041
Cost of Total Investments in Securities	1,341,191,684	1,328,439,339
Statement of Assets & Liabilities at April 30, 2014	Previously Reported	Revised
Investments, at cost in unaffiliated issuers	$1,253,724,402	$1,240,972,057
Total cost of investments	1,341,191,684	1,328,439,339
Paid-in capital	1,386,404,366	1,367,305,860
Accumulated net realized loss	(105,678,273)	(99,332,112)
Net unrealized appreciation (depreciation)	(65,066,871)	(52,314,526)
Statement of Operations for the year ended April 30, 2014	Previously Reported	Revised
Dividends — unaffiliated	$146,543,101	$125,995,604
Total investment income	149,891,998	129,344,501
Net investment income	144,811,923	124,264,426
Net realized gain (loss) from Investments — unaffiliated	(103,232,029)	(96,885,868)
Net realized gain (loss) from In-kind redemptions — unaffiliated	22,028,953	23,477,944
Net realized gain (loss)	(81,203,076)	(73,407,924)
Net change in unrealized appreciation/depreciation on investments	(164,926,581)	(152,174,236)
Net realized and unrealized loss	(246,129,657)	(225,582,160)
Statement of Changes in Net Assets for the year ended April 30, 2014	Previously Reported	Revised
Net investment income	$144,811,923	$124,264,426
Net realized gain (loss)	(81,203,076)	(73,407,924)
Net change in unrealized appreciation/depreciation	(164,926,581)	(152,174,236)
Distributions to shareholders from net investment income	(144,811,923)	(124,264,426)
Distributions to shareholders from return of capital	(20,077,833)	(40,625,330)

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Financial Highlights for the year ended April 30, 2014	Previously Reported	Revised
Net investment income per share	$1.70	$1.46
Net realized and unrealized gain (loss) per share	$(3.06)	$(2.82)
Distributions from net investment income per share	$(1.70)	$(1.46)
Distributions from return of capital per share	$(0.23)	$(0.47)
Ratio of net investment income to average net assets	13.68%	11.74%
Footnote 5 Income Tax Information: Tax reclassifications of permanent differences at April 30, 2014	Previously Reported	Revised
Paid-in Capital	$(17,698,672)	$(16,249,681)
Undistributed Net Realized Gain/Accumulated Net Realized Loss	17,698,672	16,249,681
Footnote 5 Income Tax Information: Tax Character of distributions paid during the year ended April 30, 2014	Previously Reported	Revised
Ordinary Income	$144,811,923	$124,264,426
Return of Capital	20,077,833	40,625,330
Footnote 5 Income Tax Information: Tax components of accumulated net earnings (losses) as of April 30, 2014	Previously Reported	Revised
Capital Loss Carryforwards	$(31,732,825)	$(29,098,616)
Net Unrealized Gains (Losses)	(132,066,163)	(119,313,818)
Qualified Late-Year Losses	(6,946,156)	(3,234,204)
Total accumulated net earnings (losses)	(170,745,144)	(151,646,638)
Footnote 5 Income Tax Information: Gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes as of April 30, 2014	Previously Reported	Revised
Tax Cost	$1,408,190,976	$1,395,438,631
Gross Unrealized Appreciation	76,260,664	76,260,664
Gross Unrealized Depreciation	(208,326,827)	(195,574,482)
Net Unrealized Appreciation (Depreciation)	(132,066,163)	(119,313,818)

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

On June 25, 2015, the Board unanimously voted to close and liquidate the iShares Asia Developed Real Estate ETF and iShares North America Real Estate ETF. After the close of business on August 21, 2015, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on August 24, 2015. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about August 28, 2015.

NOTES TO FINANCIAL STATEMENTS	71

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Asia Developed Real Estate ETF, iShares Europe Developed Real Estate ETF, iShares Global REIT ETF, iShares International Developed Real Estate ETF, iShares Mortgage Real Estate Capped ETF, iShares North America Real Estate ETF, iShares Real Estate 50 ETF and iShares Residential Real Estate Capped ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 26, 2015

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2015, certain Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”) as follows:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Asia Developed Real Estate	$1,038,108	$41,000
Europe Developed Real Estate	1,940,170	211,910
International Developed Real Estate	39,720,533	2,751,445

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
Asia Developed Real Estate	$76,566
Europe Developed Real Estate	1,723,929
Global REIT	114,889
International Developed Real Estate	14,503,177

iShares ETF	Qualified Dividend Income
Mortgage Real Estate Capped	$926,789
North America Real Estate	87,486
Real Estate 50	68,251
Residential Real Estate Capped	156,430

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

TAX INFORMATION	73

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total per Share
Asia Developed Real Estate	$0.817747	$—	$0.265283	$1.083030	76%	—%	24%		100%
Europe Developed Real Estate	1.008881	—	0.013846	1.022727	99	—	1		100
Global REIT	0.614937	—	0.030607	0.645544	95	—	5		100
International Developed Real Estate	0.994644	—	0.056924	1.051568	95	—	5		100
Mortgage Real Estate Capped	1.495945	—	—	1.495945	100	—	—		100
North America Real Estate	1.812272	—	—	1.812272	100	—	—		100
Real Estate 50	1.560422	—	0.004792	1.565214	100	—	0	[a]	100
Residential Real Estate Capped	1.883654	—	—	1.883654	100	—	—		100

[a]	Rounds to less than 1%.

Due to a revision described in Note 7 of the Notes to Financial Statements, the amounts and sources of distributions reported pursuant to Section 19(a) for the fiscal year ended April 30, 2014 are being revised as follows:

	Total Cumulative Distributions for the Fiscal Year ended April 30, 2014				% Breakdown of the Total Cumulative Distribution for the Fiscal Year ended April 30, 2014
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total per Share
Mortgage Real Estate Capped	$1.733993	$—	$0.197356	$1.931349	90%	—%	10%	100%

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or for each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Asia Developed Real Estate ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.08%
Greater than 2.5% and Less than 3.0%	6	0.45
Greater than 2.0% and Less than 2.5%	11	0.83
Greater than 1.5% and Less than 2.0%	18	1.36
Greater than 1.0% and Less than 1.5%	88	6.67
Greater than 0.5% and Less than 1.0%	223	16.92
Between 0.5% and –0.5%	670	50.81
Less than –0.5% and Greater than –1.0%	169	12.81
Less than –1.0% and Greater than –1.5%	73	5.53
Less than –1.5% and Greater than –2.0%	33	2.50
Less than –2.0% and Greater than –2.5%	14	1.06
Less than –2.5% and Greater than –3.0%	6	0.45
Less than –3.0% and Greater than –3.5%	5	0.38
Less than –3.5%	2	0.15

	1,319	100.00%

SUPPLEMENTAL INFORMATION	75

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Europe Developed Real Estate ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	6	0.45
Greater than 1.5% and Less than 2.0%	17	1.29
Greater than 1.0% and Less than 1.5%	70	5.31
Greater than 0.5% and Less than 1.0%	257	19.48
Between 0.5% and –0.5%	819	62.10
Less than –0.5% and Greater than –1.0%	95	7.20
Less than –1.0% and Greater than –1.5%	30	2.27
Less than –1.5% and Greater than –2.0%	15	1.14
Less than –2.0% and Greater than –2.5%	6	0.45
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,319	100.00%

iShares Global REIT ETF

Period Covered: October 1, 2014 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	2	1.60%
Greater than 0.5% and Less than 1.0%	69	55.20
Between 0.5% and –0.5%	54	43.20

	125	100.00%

iShares International Developed Real Estate ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	4	0.30%
Greater than 2.0% and Less than 2.5%	3	0.23
Greater than 1.5% and Less than 2.0%	24	1.82
Greater than 1.0% and Less than 1.5%	72	5.46
Greater than 0.5% and Less than 1.0%	323	24.49
Between 0.5% and –0.5%	742	56.25
Less than –0.5% and Greater than –1.0%	94	7.13
Less than –1.0% and Greater than –1.5%	33	2.50
Less than –1.5% and Greater than –2.0%	14	1.06
Less than –2.0% and Greater than –2.5%	6	0.45
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	1	0.08

	1,319	100.00%

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Mortgage Real Estate Capped ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.15%
Between 0.5% and –0.5%	1,317	99.85

	1,319	100.00%

iShares North America Real Estate ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.08%
Greater than 2.0% and Less than 2.5%	5	0.38
Greater than 1.5% and Less than 2.0%	7	0.53
Greater than 1.0% and Less than 1.5%	23	1.74
Greater than 0.5% and Less than 1.0%	99	7.51
Between 0.5% and –0.5%	1,117	84.68
Less than –0.5% and Greater than –1.0%	46	3.49
Less than –1.0% and Greater than –1.5%	14	1.06
Less than –1.5% and Greater than –2.0%	5	0.38
Less than –2.0% and Greater than –2.5%	2	0.15

	1,319	100.00%

iShares Real Estate 50 ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,318	99.92

	1,319	100.00%

iShares Residential Retail Estate Capped ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	4	0.30%
Between 0.5% and –0.5%	1,315	99.70

	1,319	100.00%

SUPPLEMENTAL INFORMATION	77

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	79

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer, iShares Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer, BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

TRUSTEE AND OFFICER INFORMATION	81

Notes:

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by European Public Real Estate Association (“EPRA®”), FTSE International Limited (“FTSE”), or National Association of Real Estate Investment Trusts (“NAREIT”), nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-45-0415

APRIL 30, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Core Dividend Growth ETF | DGRO | NYSE Arca
➢	iShares Core High Dividend ETF | HDV | NYSE Arca
➢	iShares International Select Dividend ETF | IDV | NYSE Arca
➢	iShares Select Dividend ETF | DVY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global stocks generated solid gains for the 12-month period ended April 30, 2015 (the “reporting period”). The MSCI ACWI, a broad market index covering developed and emerging markets, posted an annual return of 7.46% for the reporting period. A significant portion of the overall performance of global stocks was attributable to the relative strength of the U.S. equity market, as illustrated by the MSCI ACWI ex USA Index, which represents countries outside of the U.S. and returned only 2.63% for the reporting period. Regionally, stock performance was strongest in Asian emerging markets, which saw a gain in excess of 18%, and weakest in Latin American emerging markets, which delivered a loss of about 15% for the reporting period. Market performance was punctuated by periods of volatility, with sell-offs spurred by geopolitical, monetary-policy, and commodity-price concerns, followed by buying on signs of optimism for improving economic growth in certain regions of the world.

Economic growth spurts in the United States, coupled with a strong U.S. dollar and lower energy prices, helped support U.S. equities, as the S&P 500® advanced nearly 13% during the reporting period. Domestic market performance was underpinned by large-capitalization stocks and by the relative strength of the healthcare, consumer services, and information technology sectors. While major stock indices reached record highs at points during the reporting period, investors also succumbed to bouts of worry. Concerns about the end of quantitative easing by the U.S. Federal Reserve Bank (the “Fed”) and the possibility of higher short-term interest rates weighed on U.S. equities in the fall of 2014. Stocks rallied later in 2014 following positive economic growth indicators, but they remained volatile through the remainder of the reporting period as investors weighed possible short-term interest rate hikes against improving economic conditions.

European stocks generated negative returns during the reporting period, with losses reflecting investors’ concerns about the prospects for economic growth across the region. Among the worst performers were equities in Southern Europe, including Portugal, Italy, and Spain. A short-lived spark helped ignite eurozone equities in early 2015 when the European Central Bank announced that it would begin a quantitative easing program to counter the threat of a deflationary spiral within the region. As a result, the euro declined sharply relative to the U.S. dollar, as central banks undertook diverging monetary policies. For the reporting period as a whole, however, European stocks could not sustain a positive return, largely due to the declining euro.

In the Asia/Pacific region, stocks returned approximately 12% for the reporting period. Solid equity performance in Japan, Hong Kong, and Taiwan was offset by lagging results in the commodities-laden markets of Australia and New Zealand. In Japan, stocks seemed to benefit from investor optimism that recent economic reforms might slowly be taking effect.

Emerging market stocks ended the reporting period in positive territory, returning approximately 8%. Sharply negative results from equity markets in Greece, Russia, and Brazil were more than offset by strong absolute returns in China, the Philippines, and India. The big dip in energy prices during the reporting period had a negative impact on Russian and Brazilian stocks.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE DIVIDEND GROWTH ETF

Performance as of April 30, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	7.31%	7.35%	7.27%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,034.90	$0.25	$1,000.00	$1,024.50	$0.25	0.05%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 10, 2014 (inception date of the Fund) through April 30, 2015 (the “reporting period”), the total return for the Fund was 7.31%, net of fees, while the total return for the Index was 7.27%.

As represented by the Index, stocks with a history of consistently growing dividends generated a solid single-digit gain for the abbreviated reporting period. Dividend-growth stocks are typically issued by high-quality growth companies. Their share-price returns often follow the general pattern of the broad equity markets, while also tending to be less volatile. Such was the case with dividend-growth stocks in most sectors of the economy during the reporting period.

The strongest contributions to the Index’s return came from the consumer discretionary, healthcare, and consumer staples sectors, reflecting solid consumer spending and generally strong business activity throughout the entire healthcare sector. The ongoing search for yield in the low interest rate environment generally supported the Index during the reporting period. Dividend-growers in the information technology, industrials, and financials sectors also benefited from the incremental growth of the U.S. economy and contributed to the Index’s overall return during the reporting period.

On the downside, the energy sector generated a negative return, falling sharply during the reporting period as energy supplies outstripped global energy demand. Energy stocks accounted for approximately 7% of the Index on average, which limited its negative impact on Index performance during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Industrials	19.56%
Consumer Staples	17.83
Information Technology	13.91
Consumer Discretionary	12.93
Health Care	12.82
Financials	6.78
Utilities	6.23
Energy	6.11
Materials	3.83

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Microsoft Corp.	3.42%
General Electric Co.	3.17
Exxon Mobil Corp.	3.06
Pfizer Inc.	2.98
Coca-Cola Co. (The)	2.98
Johnson & Johnson	2.97
Procter & Gamble Co. (The)	2.87
International Business Machines Corp.	2.71
PepsiCo Inc.	2.44
AbbVie Inc.	2.18

TOTAL	28.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE HIGH DIVIDEND ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.21%	8.19%	8.36%	8.21%	8.19%	8.36%
Since Inception	14.54%	14.53%	14.96%	74.22%	74.21%	76.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.10	$0.60	$1,000.00	$1,024.20	$0.60	0.12%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

The iShares Core High Dividend ETF (the “Fund”) (formerly iShares High Dividend ETF) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 8.21%, net of fees, while the total return for the Index was 8.36%.

As represented by the Index, stocks providing relatively high dividend yields generated a solid single-digit gain for the reporting period but fell short of the performance of the broad U.S. stock market. High-dividend stocks often follow the general pattern of the broad equity markets but are typically less volatile.

Eight of the ten sectors in the Index contributed positively to the Index’s performance during the reporting period. The consumer staples sector, which was the largest portion of the Index at 23% on average, delivered the largest contribution to the Index’s return during the reporting period. Consumer staples stocks delivered strong performance relative to the broader Index, as the improving job market and lower fuel prices supported consumer spending. The healthcare and information technology sectors generated solid contributions to Index returns, reflecting strong innovation and profits in the healthcare and technology industries. The utilities and telecommunication services stocks — two of the highest-yielding sectors — posted modest returns that were boosted by their strong dividends. Industrials and financials stocks with outsized dividends advanced, as these cyclically-oriented sectors also delivered solid performance despite modest economic growth, adding to the Index’s return during the reporting period. Meanwhile, the Index’s small weightings in the consumer discretionary and materials sectors made only modestly positive contributions to the Index’s return.

On the downside, the energy sector declined, as energy supplies outstripped global energy demand for most of the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Energy	25.42%
Consumer Staples	18.31
Telecommunication Services	16.54
Utilities	11.89
Industrials	10.85
Health Care	8.11
Consumer Discretionary	4.17
Financials	2.02
Information Technology	1.50
Materials	1.19

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Exxon Mobil Corp.	9.31%
AT&T Inc.	7.95
General Electric Co.	7.63
Verizon Communications Inc.	7.42
Chevron Corp.	6.67
Pfizer Inc.	5.49
Procter & Gamble Co. (The)	5.24
Philip Morris International Inc.	4.91
ConocoPhillips	3.12
Altria Group Inc.	3.07

TOTAL	60.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.20)%	(7.82)%	(7.10)%	(7.20)%	(7.82)%	(7.10)%
5 Years	7.57%	7.69%	7.69%	44.01%	44.86%	44.82%
Since Inception	0.88%	0.85%	1.00%	7.17%	6.86%	8.20%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/11/07. The first day of secondary market trading was 6/15/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$996.00	$2.47	$1,000.00	$1,022.30	$2.51	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select DividendTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was -7.20%, net of fees, while the total return for the Index was -7.10%.

As represented by the Index, international relatively high dividend paying stocks generated a negative return for the reporting period, underperforming the broad international equity market. High-dividend stocks often follow the pattern of the broad international stock markets, but are typically less volatile.

From a sector perspective, the energy and industrials sectors weighed on the Index’s performance for the reporting period. Energy stocks detracted the most, as plummeting prices of oil and natural gas meant weaker profits for most oil companies. Energy commodities and stocks rebounded somewhat in the final months of the reporting period. The industrials sector also hurt the Index’s performance, as slow international growth led to weak industrial activity. The utilities, information technology, and consumer staples sectors also declined, hindering the Index’s results.

The Index held relatively large allocations in Europe, Australia, and Canada. Equities in each of these geographic markets generated weak results during the reporting period. The U.S. dollar rose sharply relative to most major currencies, which had a relatively large negative impact on the Index’s return. The rising U.S. dollar meant the Index’s foreign-currency denominated investments declined in value due to currency conversions. In addition, the commodities-rich economies of Australia and Canada were exposed to the sharp decline in energy prices.

The average dividend yield of the Index was 5.19% as of April 30, 2015, which was higher than the dividend yields for many of the broad international equity indices. This yield advantage helped minimize the Index’s negative return during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Financials	23.48%
Energy	15.73
Industrials	11.40
Utilities	10.89
Telecommunication Services	9.40
Materials	9.02
Consumer Discretionary	6.73
Consumer Staples	5.30
Information Technology	4.60
Health Care	3.45

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 4/30/15

Country	Percentage of Total Investments*

Australia	32.57%
United Kingdom	17.71
France	7.99
Finland	6.12
Canada	5.71
Italy	4.18
Switzerland	3.84
Hong Kong	3.62
Spain	3.35
New Zealand	3.22

TOTAL	88.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® SELECT DIVIDEND ETF

Performance as of April 30, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.97%	7.94%	8.42%	7.97%	7.94%	8.42%
5 Years	14.43%	14.43%	14.85%	96.23%	96.24%	99.81%
10 Years	6.58%	6.59%	7.26%	89.12%	89.38%	101.50%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Beginning Account Value (11/1/14)	Ending Account Value (4/30/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,017.70	$1.95	$1,000.00	$1,022.90	$1.96	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® SELECT DIVIDEND ETF

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select DividendTM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended April 30, 2015, the total return for the Fund was 7.97%, net of fees, while the total return for the Index was 8.42%.

As represented by the Index, high dividend paying U.S. stocks generated a solid single-digit gain for the reporting period, but fell short of the performance of the broad U.S. stock market. High-dividend stocks often follow the general pattern of the broad equity markets but are typically less volatile.

Nine of the ten sectors in the Index posted positive returns during the reporting period. The utilities, industrials, and consumer staples sectors generated the largest contributions to the Index’s performance. The utilities sector, the stalwart of dividend-paying stocks, represented approximately 35% of the Index on average during the reporting period. The sector posted a strong contribution to the Index’s performance, as the potential for higher interest rates weighed on interest-bearing investments. Dividend payers in the industrials sector posted strong performance despite slowing industrial production. The consumer staples sector, which produces necessary household goods and services, posted solid performance, as consumer spending benefited from an improving job market and declining gas prices. Dividend-paying stocks in the financials and consumer discretionary sectors also contributed modestly to the Index’s overall return.

At the other end of the spectrum, the primary detractor to Index performance was the energy sector, which fell as energy supplies outstripped global energy demand for most of the reporting period. The telecommunication services and consumer discretionary sectors posted positive returns, but lagged the broader Index during the reporting period.

ALLOCATION BY SECTOR

As of 4/30/15

Sector	Percentage of Total Investments*

Utilities	32.27%
Energy	12.70
Consumer Staples	11.84
Financials	11.16
Consumer Discretionary	11.08
Industrials	8.53
Materials	4.24
Health Care	3.99
Telecommunication Services	2.35
Information Technology	1.84

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 4/30/15

Security	Percentage of Total Investments*

Lockheed Martin Corp.	3.17%
Chevron Corp.	2.57
Philip Morris International Inc.	2.40
CME Group Inc./IL	2.11
Kimberly-Clark Corp.	2.07
McDonald’s Corp.	1.93
Entergy Corp.	1.92
Helmerich & Payne Inc.	1.86
ConocoPhillips	1.81
NextEra Energy Inc.	1.77

TOTAL	21.61%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment management fees. Without such waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not have traded in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary trading, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on November 1, 2014 and held through April 30, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE DIVIDEND GROWTH ETF
April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.73%

AEROSPACE & DEFENSE — 3.65%
General Dynamics Corp.	6,157	$845,479
HEICO Corp.	210	11,726
L-3 Communications Holdings Inc.	1,832	210,515
Lockheed Martin Corp.	8,461	1,578,823
Northrop Grumman Corp.	3,744	576,726
Raytheon Co.	7,385	768,040
United Technologies Corp.	18,965	2,157,269

		6,148,578
AIR FREIGHT & LOGISTICS — 1.60%
CH Robinson Worldwide Inc.	3,183	204,953
Expeditors International of Washington Inc.	2,936	134,557
FedEx Corp.	1,312	222,476
United Parcel Service Inc. Class B	21,291	2,140,384

		2,702,370
AUTO COMPONENTS — 0.13%
Autoliv Inc.	1,890	224,381

		224,381
AUTOMOBILES — 0.04%
Thor Industries Inc.	1,049	63,118

		63,118
BANKS — 0.25%
Bank of the Ozarks Inc.	992	38,450
BOK Financial Corp.	727	47,393
Community Bank System Inc.	1,426	49,839
Cullen/Frost Bankers Inc.	1,629	118,819
First Interstate BancSystem Inc.	555	15,018
Prosperity Bancshares Inc.	1,289	68,755
UMB Financial Corp.	699	34,803
Westamerica Bancorp.	932	40,589

		413,666
BEVERAGES — 5.85%
Brown-Forman Corp. Class B	2,283	205,995
Coca-Cola Co. (The)	123,339	5,002,630
Coca-Cola Enterprises Inc.	5,601	248,740
Dr. Pepper Snapple Group Inc.	4,247	316,741
PepsiCo Inc.	43,056	4,095,487

		9,869,593
BUILDING PRODUCTS — 0.08%
AO Smith Corp.	994	63,517
Lennox International Inc.	602	63,788

		127,305

Security	Shares	Value
CAPITAL MARKETS — 1.88%
Ameriprise Financial Inc.	3,451	$432,341
BlackRock Inc.[a]	2,851	1,037,593
Cohen & Steers Inc.	468	17,719
Eaton Vance Corp. NVS	3,207	131,744
Evercore Partners Inc. Class A	856	41,293
Franklin Resources Inc.	4,698	242,229
Invesco Ltd.	11,396	472,022
Legg Mason Inc.	1,413	74,395
SEI Investments Co.	1,668	76,161
T Rowe Price Group Inc.	5,880	477,338
TD Ameritrade Holding Corp.	4,748	172,115

		3,174,950
CHEMICALS — 2.69%
Air Products & Chemicals Inc.	4,098	587,776
Airgas Inc.	1,420	143,818
Albemarle Corp.	35	2,089
Ashland Inc.	815	102,983
Celanese Corp. Series A	2,817	186,936
Ecolab Inc.	3,213	359,792
HB Fuller Co.	626	26,148
International Flavors & Fragrances Inc.	1,442	165,469
Monsanto Co.	8,448	962,734
NewMarket Corp.	141	63,013
PPG Industries Inc.	1,721	381,305
Praxair Inc.	6,307	769,012
RPM International Inc.	3,193	151,795
Scotts Miracle-Gro Co. (The) Class A	1,376	88,766
Sensient Technologies Corp.	910	59,478
Sherwin-Williams Co. (The)	813	226,014
Sigma-Aldrich Corp.	890	123,639
Valspar Corp. (The)	1,111	90,102
Westlake Chemical Corp.	512	39,926

		4,530,795
COMMERCIAL SERVICES & SUPPLIES — 1.11%
ABM Industries Inc.	1,299	41,633
ADT Corp. (The)	4,206	158,146
Brady Corp. Class A	1,944	51,769
Cintas Corp.	1,189	95,061
G&K Services Inc. Class A	540	38,124
Healthcare Services Group Inc.	1,969	59,602
Matthews International Corp. Class A	365	17,713
MSA Safety Inc.	1,060	48,484
Republic Services Inc.	7,569	307,528
Rollins Inc.	1,414	35,067

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2015

Security	Shares	Value
Tyco International PLC	7,754	$305,353
Waste Connections Inc.	1,640	77,752
Waste Management Inc.	12,664	627,248

		1,863,480
COMMUNICATIONS EQUIPMENT — 1.80%
Harris Corp.	2,931	235,183
QUALCOMM Inc.	41,059	2,792,012

		3,027,195
CONTAINERS & PACKAGING — 0.30%
AptarGroup Inc.	1,379	85,595
Bemis Co. Inc.	2,729	122,805
Rock-Tenn Co. Class A	1,890	119,032
Silgan Holdings Inc.	676	36,416
Sonoco Products Co.	3,291	147,075

		510,923
DISTRIBUTORS — 0.21%
Genuine Parts Co.	3,933	353,380

		353,380
DIVERSIFIED CONSUMER SERVICES — 0.01%
DeVry Education Group Inc.	600	18,144

		18,144
DIVERSIFIED FINANCIAL SERVICES — 0.42%
CBOE Holdings Inc.	22	1,238
MarketAxess Holdings Inc.	383	32,880
McGraw Hill Financial Inc.	3,692	385,076
Moody’s Corp.	2,686	288,799

		707,993
ELECTRIC UTILITIES — 2.31%
Cleco Corp.	2,055	111,689
Edison International	9,010	549,069
Eversource Energy	11,183	545,283
ITC Holdings Corp.	2,796	100,656
MGE Energy Inc.	1,043	43,264
NextEra Energy Inc.	14,089	1,422,003
OGE Energy Corp.	6,460	211,113
Portland General Electric Co.	2,566	90,221
Westar Energy Inc.	5,114	192,542
Xcel Energy Inc.	18,696	633,981

		3,899,821
ELECTRICAL EQUIPMENT — 1.60%
Eaton Corp. PLC	14,548	999,884
Emerson Electric Co.	18,639	1,096,532
Franklin Electric Co. Inc.	523	18,912
Hubbell Inc. Class B	1,273	138,541

Security	Shares	Value
Regal Beloit Corp.	631	$49,344
Rockwell Automation Inc.	3,388	401,817

		2,705,030
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.30%
AVX Corp.	1,551	21,357
Littelfuse Inc.	255	24,988
TE Connectivity Ltd.	6,966	463,587

		509,932
ENERGY EQUIPMENT & SERVICES — 0.09%
CARBO Ceramics Inc.	14	619
Core Laboratories NV	878	115,264
RPC Inc.	2,422	38,534

		154,417
FOOD & STAPLES RETAILING — 4.52%
Andersons Inc. (The)	382	16,308
Casey’s General Stores Inc.	507	41,665
Costco Wholesale Corp.	4,407	630,421
CVS Health Corp.	16,309	1,619,321
Kroger Co. (The)	5,131	353,577
Sysco Corp.	19,199	710,939
Wal-Mart Stores Inc.	38,798	3,028,184
Walgreens Boots Alliance Inc.	14,755	1,223,632

		7,624,047
FOOD PRODUCTS — 2.43%
Archer-Daniels-Midland Co.	16,377	800,508
Bunge Ltd.	2,542	219,552
Flowers Foods Inc.	5,158	115,230
General Mills Inc.	19,909	1,101,764
Hershey Co. (The)	3,336	306,645
Hormel Foods Corp.	2,514	136,636
J&J Snack Foods Corp.	235	24,518
JM Smucker Co. (The)	2,506	290,495
Kellogg Co.	8,374	530,325
Lancaster Colony Corp.	411	36,850
McCormick & Co. Inc./MD	2,953	222,361
Mead Johnson Nutrition Co.	3,280	314,618

		4,099,502
GAS UTILITIES — 0.67%
Atmos Energy Corp.	3,202	172,908
Laclede Group Inc. (The)	1,642	85,269
National Fuel Gas Co.	2,200	141,790
New Jersey Resources Corp.	1,749	53,362
Piedmont Natural Gas Co. Inc.	2,971	111,234

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2015

Security	Shares	Value
Questar Corp.	6,665	$156,228
South Jersey Industries Inc.	1,324	69,841
Southwest Gas Corp.	1,295	71,225
UGI Corp.	4,862	169,246
WGL Holdings Inc.	1,806	99,348

		1,130,451
HEALTH CARE EQUIPMENT & SUPPLIES — 2.96%
Abbott Laboratories	32,235	1,496,349
Baxter International Inc.	17,362	1,193,464
Becton Dickinson and Co.	3,343	470,928
Cantel Medical Corp.	107	4,793
CR Bard Inc.	413	68,798
Medtronic PLC	16,392	1,220,384
STERIS Corp.	911	60,582
Stryker Corp.	4,710	434,450
West Pharmaceutical Services Inc.	665	35,431

		4,985,179
HEALTH CARE PROVIDERS & SERVICES — 1.63%
AmerisourceBergen Corp.	2,506	286,436
Cardinal Health Inc.	5,462	460,665
Chemed Corp.	239	27,545
McKesson Corp.	1,093	244,176
Omnicare Inc.	1,336	117,541
Owens & Minor Inc.	2,041	68,822
Patterson Companies Inc.	1,559	73,203
UnitedHealth Group Inc.	13,230	1,473,822

		2,752,210
HOTELS, RESTAURANTS & LEISURE — 3.69%
Bob Evans Farms Inc./DE	10	430
Brinker International Inc.	1,412	78,183
Cracker Barrel Old Country Store Inc.	742	98,300
International Speedway Corp. Class A	245	8,908
Marriott International Inc./MD Class A	2,311	184,996
McDonald’s Corp.	35,963	3,472,228
Starbucks Corp.	21,776	1,079,654
Wendy’s Co. (The)	6,887	69,696
Wyndham Worldwide Corp.	2,138	182,585
Wynn Resorts Ltd.	1,929	214,254
Yum! Brands Inc.	9,781	840,775

		6,230,009
HOUSEHOLD DURABLES — 0.11%
Garmin Ltd.	76	3,434
Leggett & Platt Inc.	4,267	181,220

		184,654

Security	Shares	Value
HOUSEHOLD PRODUCTS — 4.78%
Church & Dwight Co. Inc.	2,310	$187,503
Clorox Co. (The)	3,758	398,724
Colgate-Palmolive Co.	18,857	1,268,699
Kimberly-Clark Corp.	12,333	1,352,807
Procter & Gamble Co. (The)	60,797	4,833,969
WD-40 Co.	265	21,454

		8,063,156
INDUSTRIAL CONGLOMERATES — 4.84%
3M Co.	16,733	2,616,874
Carlisle Companies Inc.	863	83,279
General Electric Co.	197,074	5,336,764
Roper Technologies Inc.	693	116,542

		8,153,459
INSURANCE — 4.21%
ACE Ltd.	8,109	867,582
Aflac Inc.	11,932	752,193
Allied World Assurance Co. Holdings AG	2,504	103,015
American Equity Investment Life Holding Co.	654	17,625
American Financial Group Inc./OH	1,403	88,670
AmTrust Financial Services Inc.	761	45,257
Assurant Inc.	1,273	78,239
Axis Capital Holdings Ltd.	2,439	126,974
Brown & Brown Inc.	1,766	56,424
Chubb Corp. (The)	5,015	493,225
Cincinnati Financial Corp.	5,292	267,987
Erie Indemnity Co. Class A	810	67,027
First American Financial Corp.	3,461	120,408
HCC Insurance Holdings Inc.	2,309	131,521
Horace Mann Educators Corp.	1,311	44,535
Marsh & McLennan Companies Inc.	11,379	639,045
Montpelier Re Holdings Ltd.	1,101	41,959
PartnerRe Ltd.	1,247	159,616
Primerica Inc.	682	31,522
Principal Financial Group Inc.	7,800	398,736
Prudential Financial Inc.	13,562	1,106,659
Reinsurance Group of America Inc.	1,138	104,264
RenaissanceRe Holdings Ltd.	422	43,251
RLI Corp.	581	28,852
StanCorp Financial Group Inc.	900	64,872
Symetra Financial Corp.	2,293	54,459
Torchmark Corp.	1,489	83,548
Travelers Companies Inc. (The)	7,082	716,061

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2015

Security	Shares	Value
Unum Group	5,540	$189,246
Validus Holdings Ltd.	3,015	126,117
WR Berkley Corp.	1,163	56,975

		7,105,864
IT SERVICES — 4.83%
Accenture PLC Class A	15,281	1,415,785
Automatic Data Processing Inc.	11,404	964,094
Broadridge Financial Solutions Inc.	2,770	149,358
International Business Machines Corp.	26,636	4,562,480
Jack Henry & Associates Inc.	1,285	85,465
Visa Inc. Class Ab	14,609	964,925

		8,142,107
LEISURE PRODUCTS — 0.22%
Hasbro Inc.	3,448	244,084
Polaris Industries Inc.	907	124,223

		368,307
LIFE SCIENCES TOOLS & SERVICES — 0.04%
Bio-Techne Corp.	630	60,455

		60,455
MACHINERY — 4.03%
Caterpillar Inc.	21,848	1,898,154
CLARCOR Inc.	839	54,535
Crane Co.	1,251	76,449
Cummins Inc.	4,054	560,506
Deere & Co.	9,937	899,497
Donaldson Co. Inc.	2,454	91,706
Dover Corp.	3,799	287,660
Flowserve Corp.	1,666	97,511
Graco Inc.	999	71,548
Hillenbrand Inc.	1,685	49,522
IDEX Corp.	1,301	97,588
Illinois Tool Works Inc.	7,571	708,494
ITT Corp.	1,123	44,527
Lincoln Electric Holdings Inc.	1,401	93,671
Nordson Corp.	757	60,295
PACCAR Inc.	5,213	340,670
Pall Corp.	1,489	144,910
Parker-Hannifin Corp.	3,294	393,172
Pentair PLC	4,061	252,391
Snap-on Inc.	983	147,008
Stanley Black & Decker Inc.	3,628	358,084
Tennant Co.	242	15,558
Toro Co. (The)	862	57,788
Valmont Industries Inc.	6	756

		6,802,000

Security	Shares	Value
MEDIA — 3.20%
Comcast Corp. Class A	41,274	$2,383,986
John Wiley & Sons Inc. Class A	1,116	63,478
Meredith Corp.	1,391	72,388
Omnicom Group Inc.	6,823	516,911
Time Warner Cable Inc.	5,743	893,151
Time Warner Inc.	14,606	1,232,892
Viacom Inc. Class B NVS	3,410	236,825

		5,399,631
METALS & MINING — 0.41%
Compass Minerals International Inc.	1,120	98,930
Globe Specialty Metals Inc.	1,244	24,780
Nucor Corp.	10,457	510,929
Royal Gold Inc.	909	58,658

		693,297
MULTI-UTILITIES — 2.98%
Alliant Energy Corp.	4,181	252,825
Black Hills Corp.	1,548	76,301
CMS Energy Corp.	10,028	340,250
Dominion Resources Inc./VA	22,640	1,622,835
DTE Energy Co.	6,393	509,075
MDU Resources Group Inc.	7,014	156,342
NorthWestern Corp.	1,516	78,968
Public Service Enterprise Group Inc.	19,430	807,122
Sempra Energy	6,013	638,400
Vectren Corp.	3,110	134,259
Wisconsin Energy Corp.	8,137	399,690

		5,016,067
MULTILINE RETAIL — 1.03%
Family Dollar Stores Inc.	1,651	129,009
Nordstrom Inc.	2,834	214,137
Target Corp.	17,661	1,392,217

		1,735,363
OIL, GAS & CONSUMABLE FUELS — 6.01%
Cimarex Energy Co.	618	76,879
EOG Resources Inc.	4,481	443,395
Exxon Mobil Corp.	58,986	5,153,607
Marathon Oil Corp.	23,042	716,606
Murphy Oil Corp.	791	37,659
Occidental Petroleum Corp.	30,948	2,478,935
Phillips 66	15,416	1,222,643

		10,129,724
PAPER & FOREST PRODUCTS — 0.42%
International Paper Co.	13,108	704,162

		704,162

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2015

Security	Shares	Value
PERSONAL PRODUCTS — 0.20%
Estee Lauder Companies Inc. (The) Class A	2,867	$233,059
Nu Skin Enterprises Inc. Class A	1,686	95,343

		328,402
PHARMACEUTICALS — 8.16%
AbbVie Inc.	56,696	3,665,964
Johnson & Johnson	50,335	4,993,232
Perrigo Co. PLC	522	95,672
Pfizer Inc.	147,513	5,005,116

		13,759,984
PROFESSIONAL SERVICES — 0.23%
Corporate Executive Board Co. (The)	629	52,729
Dun & Bradstreet Corp. (The)	599	76,474
Equifax Inc.	1,496	145,007
Robert Half International Inc.	1,921	106,520

		380,730
ROAD & RAIL — 2.06%
CSX Corp.	19,795	714,402
JB Hunt Transport Services Inc.	1,020	88,944
Norfolk Southern Corp.	7,040	709,984
Ryder System Inc.	992	94,597
Union Pacific Corp.	17,580	1,867,523

		3,475,450
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.38%
Altera Corp.	6,509	271,295
Analog Devices Inc.	9,107	563,177
Applied Materials Inc.	9,735	192,656
Broadcom Corp. Class A	7,116	314,563
KLA-Tencor Corp.	5,572	327,634
Linear Technology Corp.	6,292	290,250
Microchip Technology Inc.	6,284	299,464
Texas Instruments Inc.	26,055	1,412,441
Xilinx Inc.	7,975	345,796

		4,017,276
SOFTWARE — 4.56%
Activision Blizzard Inc.	5,027	114,691
FactSet Research Systems Inc.	494	77,751
Microsoft Corp.	118,125	5,745,600
Oracle Corp.	38,786	1,691,845
Solera Holdings Inc.	1,324	64,240

		7,694,127

Security	Shares	Value
SPECIALTY RETAIL — 3.18%
Aaron’s Inc.	247	$8,398
Best Buy Co. Inc.	5,975	207,034
Chico’s FAS Inc.	3,350	56,481
Finish Line Inc. (The) Class A	736	18,054
Gap Inc. (The)	6,226	246,799
Group 1 Automotive Inc.	243	19,192
Home Depot Inc. (The)	22,640	2,422,027
Lithia Motors Inc. Class A	206	20,544
Lowe’s Companies Inc.	12,748	877,827
Monro Muffler Brake Inc.	459	27,490
Rent-A-Center Inc./TX	1,913	56,625
Ross Stores Inc.	1,766	174,622
Staples Inc.	20,501	334,576
Tiffany & Co.	2,055	179,771
TJX Companies Inc. (The)	7,543	486,825
Tractor Supply Co.	1,199	103,186
Williams-Sonoma Inc.	1,607	118,163

		5,357,614
TEXTILES, APPAREL & LUXURY GOODS — 1.07%
Coach Inc.	9,726	371,630
Columbia Sportswear Co.	508	31,852
NIKE Inc. Class B	8,465	836,680
Ralph Lauren Corp.	865	115,400
VF Corp.	6,281	454,933

		1,810,495
TRADING COMPANIES & DISTRIBUTORS — 0.31%
Applied Industrial Technologies Inc.	1,070	44,694
Fastenal Co.	7,720	329,026
GATX Corp.	1,262	68,653
MSC Industrial Direct Co. Inc. Class A	1,152	81,861
WW Grainger Inc.	18	4,472

		528,706
WATER UTILITIES — 0.25%
American States Water Co.	1,048	40,233
American Water Works Co. Inc.	4,605	251,064
Aqua America Inc.	4,922	132,008

		423,305

TOTAL COMMON STOCKS
(Cost: $165,453,007)		168,160,804

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE DIVIDEND GROWTH ETF

April 30, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.23%

MONEY MARKET FUNDS — 0.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[a,c,d]	153,815	$153,815
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[a,c,d]	8,641	8,641
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,c]	230,374	230,374

		392,830

TOTAL SHORT-TERM INVESTMENTS
(Cost: $392,830)		392,830

TOTAL INVESTMENTS IN SECURITIES — 99.96%
(Cost: $165,845,837)		168,553,634
Other Assets, Less Liabilities — 0.04%		73,042

NET ASSETS — 100.00%		$168,626,676

NVS — Non-Voting Shares

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of April 30, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	3	Jun. 2015	Chicago Mercantile	$311,835	$7,042

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.83%

AEROSPACE & DEFENSE — 1.24%
Lockheed Martin Corp.	321,898	$60,066,167

		60,066,167
BANKS — 0.31%
FirstMerit Corp.	431,904	8,365,980
Trustmark Corp.	273,531	6,510,038

		14,876,018
CAPITAL MARKETS — 0.48%
Federated Investors Inc. Class B	227,760	7,834,944
Greenhill & Co. Inc.	151,072	5,974,898
Waddell & Reed Financial Inc. Class A	197,319	9,731,773

		23,541,615
CHEMICALS — 0.11%
Innophos Holdings Inc.	105,695	5,584,924

		5,584,924
COMMERCIAL SERVICES & SUPPLIES — 0.84%
Republic Services Inc.	364,950	14,827,918
Waste Management Inc.	529,164	26,209,493

		41,037,411
DIVERSIFIED TELECOMMUNICATION SERVICES — 16.51%
AT&T Inc.	11,127,337	385,450,954
CenturyLink Inc.	1,408,733	50,658,039
Cogent Communications Holdings Inc.	181,545	6,352,259
Verizon Communications Inc.	7,132,887	359,782,820

		802,244,072
ELECTRIC UTILITIES — 8.10%
American Electric Power Co. Inc.	776,355	44,151,309
Duke Energy Corp.	1,172,447	90,946,714
El Paso Electric Co.	166,462	6,194,051
NextEra Energy Inc.	547,960	55,305,603
OGE Energy Corp.	371,605	12,144,051
Pepco Holdings Inc.	530,865	13,791,873
Pinnacle West Capital Corp.	225,186	13,781,383
PPL Corp.	1,299,865	44,234,406
Southern Co. (The)	1,689,690	74,853,267
Westar Energy Inc.	296,658	11,169,174
Xcel Energy Inc.	788,794	26,748,004

		393,319,835
ELECTRICAL EQUIPMENT — 1.14%
Emerson Electric Co.	940,698	55,341,263

		55,341,263

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.10%
AVX Corp.	348,533	$4,799,299

		4,799,299
ENERGY EQUIPMENT & SERVICES — 0.87%
Frank’s International NV	282,435	5,874,648
National Oilwell Varco Inc.	668,222	36,357,959

		42,232,607
FOOD PRODUCTS — 2.86%
General Mills Inc.	788,924	43,659,054
Kellogg Co.	363,948	23,048,827
Kraft Foods Group Inc.	852,487	72,248,273

		138,956,154
GAS UTILITIES — 0.65%
Northwest Natural Gas Co.	140,365	6,555,046
Piedmont Natural Gas Co. Inc.	226,269	8,471,511
Questar Corp.	424,560	9,951,686
South Jersey Industries Inc.	127,784	6,740,606

		31,718,849
HEALTH CARE EQUIPMENT & SUPPLIES — 0.97%
Baxter International Inc.	684,033	47,020,429

		47,020,429
HOTELS, RESTAURANTS & LEISURE — 2.78%
Cracker Barrel Old Country Store Inc.	52,118	6,904,593
McDonald’s Corp.	1,327,559	128,175,821

		135,080,414
HOUSEHOLD DURABLES — 0.21%
Leggett & Platt Inc.	239,375	10,166,256

		10,166,256
HOUSEHOLD PRODUCTS — 6.70%
Clorox Co. (The)	170,445	18,084,214
Kimberly-Clark Corp.	483,897	53,078,662
Procter & Gamble Co. (The)	3,196,929	254,187,825

		325,350,701
INDUSTRIAL CONGLOMERATES — 7.61%
General Electric Co.	13,660,873	369,936,441

		369,936,441
INSURANCE — 0.79%
Cincinnati Financial Corp.	264,136	13,375,847
Old Republic International Corp.	733,375	11,213,304
OneBeacon Insurance Group Ltd. Class A	339,212	5,115,317
Validus Holdings Ltd.	202,387	8,465,848

		38,170,316

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE HIGH DIVIDEND ETF

April 30, 2015

Security	Shares	Value
IT SERVICES — 0.46%
Paychex Inc.	462,166	$22,364,213

		22,364,213
LEISURE PRODUCTS — 0.82%
Hasbro Inc.	187,452	13,269,727
Mattel Inc.	946,577	26,655,608

		39,925,335
METALS & MINING — 0.47%
Nucor Corp.	470,267	22,977,246

		22,977,246
MULTI-UTILITIES — 3.12%
Alliant Energy Corp.	219,264	13,258,894
Ameren Corp.	463,026	18,956,285
Dominion Resources Inc./VA	870,527	62,399,375
DTE Energy Co.	285,934	22,768,925
SCANA Corp.	292,035	15,472,014
Wisconsin Energy Corp.	381,574	18,742,915

		151,598,408
OIL, GAS & CONSUMABLE FUELS — 24.51%
Chevron Corp.	2,915,875	323,837,077
ConocoPhillips	2,227,502	151,291,936
Exxon Mobil Corp.	5,167,347	451,471,107
Kinder Morgan Inc./DE	2,935,047	126,060,269
Occidental Petroleum Corp.	1,164,842	93,303,844
Spectra Energy Corp.	1,201,982	44,773,830

		1,190,738,063
PAPER & FOREST PRODUCTS — 0.60%
International Paper Co.	542,492	29,142,670

		29,142,670
PHARMACEUTICALS — 7.13%
Eli Lilly & Co.	1,116,644	80,253,204
Pfizer Inc.	7,846,676	266,237,717

		346,490,921
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.60%
Maxim Integrated Products Inc.	453,269	14,880,821

Security	Shares	Value
Microchip Technology Inc.	302,033	$14,393,383

		29,274,204
SOFTWARE — 0.34%
CA Inc.	513,102	16,301,251

		16,301,251
TEXTILES, APPAREL & LUXURY GOODS — 0.35%
Coach Inc.	443,924	16,962,336

		16,962,336
THRIFTS & MORTGAGE FINANCE — 0.44%
New York Community Bancorp Inc.	1,243,099	21,368,872

		21,368,872
TOBACCO — 8.72%
Altria Group Inc.	2,979,091	149,103,505
Philip Morris International Inc.	2,852,699	238,114,785
Reynolds American Inc.	497,266	36,449,598

		423,667,888

TOTAL COMMON STOCKS
(Cost: $4,773,997,957)		4,850,254,178

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,b]	8,188,726	8,188,726

		8,188,726

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,188,726)		8,188,726

TOTAL INVESTMENTS IN SECURITIES — 100.01%
(Cost: $4,782,186,683)		4,858,442,904
Other Assets, Less Liabilities — (0.01)%		(224,446)

NET ASSETS — 100.00%		$4,858,218,458

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Open futures contracts as of April 30, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	70	Jun. 2015	Chicago Mercantile	$7,276,150	$31,401

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.57%

AUSTRALIA — 32.42%
ALS Ltd.	3,961,903	$16,468,490
Amcor Ltd./Australia	1,743,027	18,601,211
APA Group	2,140,006	16,204,123
AusNet Services	4,569,202	5,315,838
Australia & New Zealand Banking Group Ltd.	3,785,760	101,494,746
BHP Billiton Ltd.	3,693,745	93,142,709
Commonwealth Bank of Australia	3,422,958	239,936,362
Flight Centre Travel Group Ltd.	780,813	26,747,068
Mineral Resources Ltd.	4,571,831	23,439,203
Monadelphous Group Ltd.[a,b]	8,395,650	65,690,916
Myer Holdings Ltd.	7,206,089	7,843,647
National Australia Bank Ltd.	3,948,758	114,523,198
Orica Ltd.	2,989,173	47,625,740
Primary Health Care Ltd.	3,057,527	11,961,656
Rio Tinto Ltd.	3,317,798	149,556,569
Santos Ltd.	3,656,939	23,940,605
Suncorp Group Ltd.	4,540,283	46,966,753
Sydney Airport	2,492,292	10,595,635
Tatts Group Ltd.	2,894,529	9,223,560
Telstra Corp. Ltd.	3,628,020	17,827,771
Wesfarmers Ltd.	3,373,007	116,288,660
Westpac Banking Corp.	3,630,649	104,409,556
Woodside Petroleum Ltd.	6,477,856	179,084,761
WorleyParsons Ltd.	5,394,708	48,720,613

		1,495,609,390
AUSTRIA — 0.75%
Oesterreichische Post AG	709,830	34,476,609

		34,476,609
BELGIUM — 0.80%
Belgacom SA	988,504	36,890,884

		36,890,884
CANADA — 5.69%
Bank of Montreal	1,159,389	75,445,235
Crescent Point Energy Corp.	2,694,725	70,101,783
Emera Inc.	1,038,455	34,859,509
Manitoba Telecom Services Inc.	1,932,315	41,430,110
Russel Metals Inc.	1,782,462	40,615,852

		262,452,489
DENMARK — 0.54%
Tryg A/S	228,723	24,812,668

		24,812,668

Security	Shares	Value
FINLAND — 6.10%
Elisa OYJ	1,861,332	$56,919,172
Fortum OYJ	1,824,526	36,187,161
Konecranes OYJ	1,204,082	39,181,753
Metso OYJ	1,348,677	38,431,338
Nokian Renkaat OYJ	1,974,379	64,402,677
Stora Enso OYJ Class R	1,164,647	12,306,575
UPM-Kymmene OYJ	1,372,338	24,927,303
YIT OYJ	1,246,146	8,866,942

		281,222,921
FRANCE — 7.96%
Bouygues SA	1,070,003	44,278,765
CNP Assurances	1,280,323	23,004,866
GDF Suez	1,348,677	27,512,485
Lagardere SCA	1,254,033	40,259,167
Neopost SAb	1,934,944	93,135,085
Orange SA	949,069	15,675,683
Total SA	1,343,419	72,987,767
Veolia Environnement SA	1,014,794	21,514,448
Vivendi SA	1,138,357	28,592,256

		366,960,522
GERMANY — 2.42%
Freenet AG	1,322,387	43,068,534
ProSiebenSat.1 Media AG Registered	838,651	43,125,140
RWE AG	1,014,794	25,346,568

		111,540,242
HONG KONG — 3.61%
CLP Holdings Ltd.	4,287,000	37,581,733
SJM Holdings Ltd.	10,516,000	13,390,648
Television Broadcasts Ltd.	4,226,600	27,564,249
VTech Holdings Ltd.	6,309,600	87,832,882

		166,369,512
ISRAEL — 0.06%
Migdal Insurance & Financial Holding Ltd.	2,391,667	2,899,365

		2,899,365
ITALY — 4.16%
Enel SpA	3,020,721	14,338,303
Eni SpA	6,646,112	127,944,614
Hera SpA	4,156,449	10,973,090
Snam SpA	3,141,655	16,390,894
Terna Rete Elettrica Nazionale SpA	4,705,910	22,221,294

		191,868,195

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL SELECT DIVIDEND ETF

April 30, 2015

Security	Shares	Value
JAPAN — 0.65%
NET One Systems Co. Ltd.	4,206,400	$30,228,996

		30,228,996
NEW ZEALAND — 3.20%
Fletcher Building Ltd.	10,776,271	68,179,529
SKYCITY Entertainment Group Ltd.	12,840,036	41,058,209
Spark New Zealand Ltd.	17,075,355	38,610,966

		147,848,704
NORWAY — 0.59%
Statoil ASA	1,280,323	27,014,977

		27,014,977
PORTUGAL — 0.99%
EDP — Energias de Portugal SA	11,374,340	45,526,981

		45,526,981
SINGAPORE — 1.84%
Keppel Corp. Ltd.	8,938,600	58,846,092
StarHub Ltd.	8,149,900	26,027,011

		84,873,103
SPAIN — 3.33%
Ferrovial SA	1,827,155	41,562,592
Gas Natural SDG SA	2,268,827	55,816,939
Mapfre SA	2,429,196	9,042,601
Telefonica SA	3,100,256	47,385,244

		153,807,376
SWEDEN — 3.01%
NCC AB Class B	1,840,300	60,341,679
Peab AB	1,493,272	12,607,337
Swedbank AB Class A	2,182,070	50,799,596
TeliaSonera AB	2,395,019	14,914,463

		138,663,075
SWITZERLAND — 3.82%
Swiss Prime Site AG Registered	147,616	12,951,260
Swiss Re AG	276,045	24,484,299
Swisscom AG Registered	136,708	81,274,795
Zurich Insurance Group AG	186,659	57,697,136

		176,407,490
UNITED KINGDOM — 17.63%
Amlin PLC	2,968,141	20,927,199
Ashmore Group PLC	3,057,527	14,528,239
AstraZeneca PLC	2,118,974	146,421,011
BAE Systems PLC	1,934,944	15,105,506
BP PLC	2,884,013	20,834,863

Security	Shares	Value
British American Tobacco PLC	2,003,298	$110,597,551
Cable & Wireless Communications PLC	2,508,066	2,597,778
Carillion PLC	2,607,968	13,081,441
Dairy Crest Group PLC	2,352,955	16,528,294
HSBC Holdings PLC	2,936,593	29,247,514
Ladbrokes PLC	4,301,044	6,781,479
National Grid PLC	2,395,019	32,351,991
Phoenix Group Holdings	3,128,510	40,553,263
Provident Financial PLC	1,824,526	84,535,777
Royal Dutch Shell PLC Class A	4,776,893	151,857,428
SSE PLC	2,884,013	68,563,141
United Utilities Group PLC	1,992,782	29,735,976
Vodafone Group PLC	2,523,840	8,941,906

		813,190,357

TOTAL COMMON STOCKS
(Cost: $4,489,256,282)		4,592,663,856

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.17%[b,c,d]	9,764,002	9,764,002
BlackRock Cash Funds: Prime, SL Agency Shares
0.17%[b,c,d]	548,498	548,498
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[b,c]	1,798,417	1,798,417

		12,110,917

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,110,917)		12,110,917

TOTAL INVESTMENTS IN SECURITIES — 99.83%
(Cost: $4,501,367,199)		4,604,774,773
Other Assets, Less Liabilities — 0.17%		7,781,778

NET ASSETS — 100.00%		$4,612,556,551

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® SELECT DIVIDEND ETF

April 30, 2015

Security	Shares	Value
COMMON STOCKS — 99.84%

AEROSPACE & DEFENSE — 3.17%
Lockheed Martin Corp.	2,522,102	$470,624,233

		470,624,233
BANKS — 4.21%
Bank of Hawaii Corp.[a]	2,446,999	147,774,270
BB&T Corp.	2,095,324	80,229,956
First Niagara Financial Group Inc.	2,960,663	26,927,230
FirstMerit Corp.	2,801,961	54,273,985
FNB Corp./PA	3,066,924	40,698,081
People’s United Financial Inc.	3,671,987	55,483,723
Trustmark Corp.	3,193,952	76,016,058
United Bankshares Inc./WV	2,877,280	108,128,182
Valley National Bancorp	3,839,695	36,208,324

		625,739,809
BEVERAGES — 0.75%
Coca-Cola Co. (The)	2,728,219	110,656,563

		110,656,563
BIOTECHNOLOGY — 0.31%
PDL BioPharma Inc.	6,991,569	46,633,765

		46,633,765
CAPITAL MARKETS — 0.56%
Federated Investors Inc. Class B	2,434,560	83,748,864

		83,748,864
CHEMICALS — 0.45%
Olin Corp.	2,244,987	66,294,466

		66,294,466
COMMERCIAL SERVICES & SUPPLIES — 2.42%
Pitney Bowes Inc.	2,789,704	62,405,679
Republic Services Inc.	2,313,580	94,000,755
RR Donnelley & Sons Co.	4,447,247	82,807,739
Waste Management Inc.	2,422,456	119,984,246

		359,198,419
CONTAINERS & PACKAGING — 2.60%
Avery Dennison Corp.	2,244,792	124,787,987
Greif Inc. Class A	3,788,032	154,400,185
Sonoco Products Co.	2,399,571	107,236,828

		386,425,000
DISTRIBUTORS — 1.34%
Genuine Parts Co.	2,208,486	198,432,467

		198,432,467

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 2.11%
CME Group Inc./IL	3,443,523	$313,050,676

		313,050,676
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.34%
AT&T Inc.	4,777,060	165,477,358
CenturyLink Inc.	5,073,385	182,438,925

		347,916,283
ELECTRIC UTILITIES — 14.37%
American Electric Power Co. Inc.	3,208,406	182,462,049
Cleco Corp.	2,442,691	132,760,256
Edison International	2,232,520	136,049,769
Entergy Corp.	3,684,660	284,382,059
Eversource Energy	2,835,263	138,247,424
Exelon Corp.	3,228,722	109,841,122
FirstEnergy Corp.	3,492,859	125,428,567
Great Plains Energy Inc.	3,144,215	82,315,549
IDACORP Inc.[a]	2,601,021	156,919,597
NextEra Energy Inc.	2,605,745	262,997,843
OGE Energy Corp.	2,657,037	86,831,969
Pinnacle West Capital Corp.	3,192,201	195,362,701
PPL Corp.	3,933,016	133,840,534
Xcel Energy Inc.	3,133,986	106,273,465

		2,133,712,904
ELECTRICAL EQUIPMENT — 2.38%
Eaton Corp. PLC	2,739,318	188,273,326
Emerson Electric Co.	2,807,204	165,147,811

		353,421,137
ENERGY EQUIPMENT & SERVICES — 4.45%
Ensco PLC Class A	2,213,766	60,391,536
Helmerich & Payne Inc.	3,534,200	275,561,574
National Oilwell Varco Inc.	3,172,821	172,633,191
Noble Corp. PLC	8,823,728	152,738,732

		661,325,033
FOOD & STAPLES RETAILING — 0.65%
Sysco Corp.	2,589,900	95,903,997

		95,903,997
FOOD PRODUCTS — 1.68%
Campbell Soup Co.	2,313,929	103,455,766
General Mills Inc.	2,629,248	145,502,584

		248,958,350
GAS UTILITIES — 2.23%
AGL Resources Inc.	3,615,418	181,747,063
New Jersey Resources Corp.	2,562,217	78,173,241

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2015

Security	Shares	Value
Questar Corp.	3,051,701	$71,531,871

		331,452,175
HOTELS, RESTAURANTS & LEISURE — 3.20%
Darden Restaurants Inc.	2,954,586	188,413,949
McDonald’s Corp.	2,967,972	286,557,697

		474,971,646
HOUSEHOLD DURABLES — 3.17%
Garmin Ltd.	3,213,660	145,225,296
Leggett & Platt Inc.	2,334,060	99,127,528
Tupperware Brands Corp.[a]	3,398,108	227,197,501

		471,550,325
HOUSEHOLD PRODUCTS — 3.70%
Clorox Co. (The)	2,283,917	242,323,594
Kimberly-Clark Corp.	2,801,614	307,309,039

		549,632,633
INDUSTRIAL CONGLOMERATES — 0.55%
General Electric Co.	3,026,781	81,965,230

		81,965,230
INSURANCE — 3.68%
Arthur J Gallagher & Co.	2,656,853	127,077,279
Cincinnati Financial Corp.	2,923,893	148,065,941
Mercury General Corp.[a]	3,780,855	207,720,174
Old Republic International Corp.	4,168,524	63,736,732

		546,600,126
LEISURE PRODUCTS — 0.97%
Mattel Inc.	5,117,216	144,100,803

		144,100,803
MEDIA — 1.57%
Cinemark Holdings Inc.	2,008,561	85,624,956
Meredith Corp.[a]	2,843,131	147,956,537

		233,581,493
METALS & MINING — 0.30%
Commercial Metals Co.	2,711,144	45,004,990

		45,004,990
MULTI-UTILITIES — 15.62%
Alliant Energy Corp.	3,023,642	182,839,632
Avista Corp.[a]	3,387,065	110,486,060
Black Hills Corp.[a]	2,788,058	137,423,379
CenterPoint Energy Inc.	4,009,956	84,088,777
CMS Energy Corp.	2,928,369	99,359,560
Dominion Resources Inc./VA	3,122,745	223,838,361
DTE Energy Co.	2,927,468	233,114,277
Integrys Energy Group Inc.	3,194,471	233,515,830

Security	Shares	Value
NiSource Inc.	2,104,259	$91,366,926
PG&E Corp.	2,936,016	155,373,967
Public Service Enterprise Group Inc.	3,214,781	133,542,003
SCANA Corp.	3,459,660	183,292,787
Sempra Energy	2,186,504	232,141,130
TECO Energy Inc.	4,003,807	75,872,142
Wisconsin Energy Corp.	2,929,242	143,884,367

		2,320,139,198
OIL, GAS & CONSUMABLE FUELS — 8.22%
Chevron Corp.	3,426,637	380,562,305
ConocoPhillips	3,948,571	268,186,942
HollyFrontier Corp.	2,729,241	105,839,966
Occidental Petroleum Corp.	3,214,794	257,505,000
ONEOK Inc.	4,350,353	209,251,979

		1,221,346,192
PAPER & FOREST PRODUCTS — 0.88%
Domtar Corp.	3,038,801	131,336,979

		131,336,979
PHARMACEUTICALS — 3.67%
Bristol-Myers Squibb Co.	1,869,896	119,168,472
Eli Lilly & Co.	2,421,498	174,033,061
Merck & Co. Inc.	2,661,338	158,509,291
Pfizer Inc.	2,760,074	93,649,311

		545,360,135
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.54%
Intel Corp.	2,460,854	80,100,798

		80,100,798
SPECIALTY RETAIL — 0.81%
Guess? Inc.[a]	4,333,874	79,353,233
Staples Inc.	2,499,815	40,796,981

		120,150,214
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.30%
Seagate Technology PLC	3,293,615	193,401,073

		193,401,073
THRIFTS & MORTGAGE FINANCE — 0.58%
New York Community Bancorp Inc.	5,025,634	86,390,648

		86,390,648
TOBACCO — 5.06%
Altria Group Inc.	3,301,540	165,242,077

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® SELECT DIVIDEND ETF

April 30, 2015

Security	Shares	Value
Lorillard Inc.	3,293,710	$230,098,581
Philip Morris International Inc.	4,260,873	355,655,069

		750,995,727

TOTAL COMMON STOCKS
(Cost: $12,076,501,888)		14,830,122,351

SHORT-TERM INVESTMENTS — 0.22%

MONEY MARKET FUNDS — 0.22%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.00%[a,b]	32,132,162	32,132,162

		32,132,162

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,132,162)		32,132,162

TOTAL INVESTMENTS IN SECURITIES — 100.06%
(Cost: $12,108,634,050)		14,862,254,513
Other Assets, Less Liabilities — (0.06)%		(9,150,013)

NET ASSETS — 100.00%		$14,853,104,500

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Open futures contracts as of April 30, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500	208	Jun. 2015	Chicago Mercantile	$21,620,560	$260,029

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities

iSHARES® TRUST

April 30, 2015

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$164,499,715	$4,773,997,957	$4,269,298,599
Affiliated (Note 2)	1,346,122	8,188,726	232,068,600

Total cost of investments	$165,845,837	$4,782,186,683	$4,501,367,199

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$167,123,211	$4,850,254,178	$4,433,837,855
Affiliated (Note 2)	1,430,423	8,188,726	170,936,918

Total fair value of investments	168,553,634	4,858,442,904	4,604,774,773
Foreign currency, at value[b]	—	—	17,465,682
Cash pledged to broker	33,000	339,000	—
Receivables:
Investment securities sold	—	10,347,347	432,587
Dividends and interest	194,421	14,227,475	12,891,041
Capital shares sold	17,788	—	—

Total Assets	168,798,843	4,883,356,726	4,635,564,083

LIABILITIES
Payables:
Investment securities purchased	—	24,525,898	10,832,554
Collateral for securities on loan (Note 1)	162,456	—	10,312,500
Capital shares redeemed	—	53,165	—
Futures variation margin	3,015	70,350	—
Investment advisory fees (Note 2)	6,696	488,855	1,862,478

Total Liabilities	172,167	25,138,268	23,007,532

NET ASSETS	$168,626,676	$4,858,218,458	$4,612,556,551

Net assets consist of:
Paid-in capital	$166,393,751	$4,828,960,452	$4,721,673,320
Undistributed net investment income	229,312	13,599,934	16,847,362
Accumulated net realized loss	(711,226)	(60,629,550)	(229,514,430)
Net unrealized appreciation	2,714,839	76,287,622	103,550,299

NET ASSETS	$168,626,676	$4,858,218,458	$4,612,556,551

Shares outstanding[c]	6,400,000	62,950,000	131,450,000

Net asset value per share	$26.35	$77.18	$35.09

[a]	Securities on loan with values of $156,076, $ — and $9,780,499, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $17,301,196, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

April 30, 2015

iShares Select Dividend ETF

ASSETS
Investments, at cost:
Unaffiliated	$11,036,583,446
Affiliated (Note 2)	1,072,050,604

Total cost of investments	$12,108,634,050

Investments in securities, at fair value (Note 1):
Unaffiliated	$13,615,291,600
Affiliated (Note 2)	1,246,962,913

Total fair value of investments	14,862,254,513
Cash pledged to broker	614,000
Receivables:
Dividends and interest	22,157,621

Total Assets	14,885,026,134

LIABILITIES
Payables:
Investment securities purchased	26,663,204
Capital shares redeemed	240,241
Futures variation margin	165,718
Investment advisory fees (Note 2)	4,852,471

Total Liabilities	31,921,634

NET ASSETS	$14,853,104,500

Net assets consist of:
Paid-in capital	$13,819,468,697
Undistributed net investment income	12,825,760
Accumulated net realized loss	(1,733,070,449)
Net unrealized appreciation	2,753,880,492

NET ASSETS	$14,853,104,500

Shares outstanding[a]	189,650,000

Net asset value per share	$78.32

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

iSHARES® TRUST

Year ended April 30, 2015

	iShares Core Dividend Growth ETF[a]	iShares Core High Dividend ETF	iShares International Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$2,226,523	$175,219,569	$203,391,996
Dividends — affiliated (Note 2)	13,750	—	9,879,879
Interest — affiliated (Note 2)	9	484	241
Securities lending income — affiliated — net (Note 2)	490	4,288	456,917

Total investment income	2,240,772	175,224,341	213,729,033

EXPENSES
Investment advisory fees (Note 2)	114,031	6,830,848	21,729,638

Total expenses	114,031	6,830,848	21,729,638
Less investment advisory fees waived (Note 2)	(66,518)	—	—

Net expenses	47,513	6,830,848	21,729,638

Net investment income	2,193,259	168,393,493	191,999,395

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(767,089)	(22,356,784)	(160,466,965)
Investments — affiliated (Note 2)	6,382	—	(29,363,403)
In-kind redemptions — unaffiliated	4,394,909	446,842,448	31,674,360
In-kind redemptions — affiliated (Note 2)	35,312	—	369,208
Futures contracts	5,312	2,153,458	—
Foreign currency transactions	—	—	(4,024,310)

Net realized gain (loss)	3,674,826	426,639,122	(161,811,110)

Net change in unrealized appreciation/depreciation on:
Investments	2,707,797	(230,802,136)	(378,741,224)
Futures contracts	7,042	(55,030)	—
Translation of assets and liabilities in foreign currencies	—	—	8,126

Net change in unrealized appreciation/depreciation	2,714,839	(230,857,166)	(378,733,098)

Net realized and unrealized gain (loss)	6,389,665	195,781,956	(540,544,208)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,582,924	$364,175,449	$(348,544,813)

[a]	For the period from June 10, 2014 (commencement of operations) to April 30, 2015.
[b]	Net of foreign withholding tax of $180, $1,324 and $20,255,779, respectively.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended April 30, 2015

iShares Select Dividend ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$456,130,233
Dividends — affiliated (Note 2)	63,714,996
Interest — affiliated (Note 2)	1,061
Securities lending income — affiliated — net (Note 2)	1,088,668

Total investment income	520,934,958

EXPENSES
Investment advisory fees (Note 2)	57,725,690

Total expenses	57,725,690

Net investment income	463,209,268

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	104,255,270
Investments — affiliated (Note 2)	87,311,662
In-kind redemptions — unaffiliated	635,195,085
In-kind redemptions — affiliated (Note 2)	28,396,711
Futures contracts	2,697,994

Net realized gain	857,856,722

Net change in unrealized appreciation/depreciation on:
Investments	(198,342,655)
Futures contracts	48,101

Net change in unrealized appreciation/depreciation	(198,294,554)

Net realized and unrealized gain	659,562,168

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,122,771,436

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF
	Period from June 10, 2014[a] to April 30, 2015	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,193,259	$168,393,493	$107,410,049
Net realized gain	3,674,826	426,639,122	341,148,202
Net change in unrealized appreciation/depreciation	2,714,839	(230,857,166)	(105,310,856)

Net increase in net assets resulting from operations	8,582,924	364,175,449	343,247,395

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,963,947)	(160,579,515)	(105,726,018)

Total distributions to shareholders	(1,963,947)	(160,579,515)	(105,726,018)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	208,188,682	4,343,976,218	2,296,338,412
Cost of shares redeemed	(46,180,983)	(3,231,652,468)	(2,509,873,509)

Net increase (decrease) in net assets from capital share transactions	162,007,699	1,112,323,750	(213,535,097)

INCREASE IN NET ASSETS	168,626,676	1,315,919,684	23,986,280

NET ASSETS
Beginning of period	—	3,542,298,774	3,518,312,494

End of period	$168,626,676	$4,858,218,458	$3,542,298,774

Undistributed net investment income included in net assets at end of period	$229,312	$13,599,934	$5,785,956

SHARES ISSUED AND REDEEMED
Shares sold	8,150,000	57,300,000	33,250,000
Shares redeemed	(1,750,000)	(42,350,000)	(36,550,000)

Net increase (decrease) in shares outstanding	6,400,000	14,950,000	(3,300,000)

[a]	Commencement of operations.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year ended April 30, 2015	Year ended April 30, 2014	Year ended April 30, 2015	Year ended April 30, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$191,999,395	$145,566,118	$463,209,268	$404,528,530
Net realized gain (loss)	(161,811,110)	58,894,427	857,856,722	1,105,252,724
Net change in unrealized appreciation/depreciation	(378,733,098)	258,458,642	(198,294,554)	609,045,741

Net increase (decrease) in net assets resulting from operations	(348,544,813)	462,919,187	1,122,771,436	2,118,826,995

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(202,564,966)	(132,528,406)	(458,102,906)	(411,148,187)
From net realized gain	(13,140,094)	—	—	—

Total distributions to shareholders	(215,705,060)	(132,528,406)	(458,102,906)	(411,148,187)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,595,593,289	1,354,850,130	2,261,601,116	1,291,553,254
Cost of shares redeemed	(163,398,302)	—	(1,640,991,102)	(1,861,420,972)

Net increase (decrease) in net assets from capital share transactions	1,432,194,987	1,354,850,130	620,610,014	(569,867,718)

INCREASE IN NET ASSETS	867,945,114	1,685,240,911	1,285,278,544	1,137,811,090

NET ASSETS
Beginning of year	3,744,611,437	2,059,370,526	13,567,825,956	12,430,014,866

End of year	$4,612,556,551	$3,744,611,437	$14,853,104,500	$13,567,825,956

Undistributed net investment income included in net assets at end of year	$16,847,362	$26,595,827	$12,825,760	$7,719,398

SHARES ISSUED AND REDEEMED
Shares sold	42,000,000	37,150,000	29,200,000	18,750,000
Shares redeemed	(4,800,000)	—	(20,900,000)	(27,250,000)

Net increase (decrease) in shares outstanding	37,200,000	37,150,000	8,300,000	(8,500,000)

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Core Dividend Growth ETF

Period from Jun. 10, 2014[a] to Apr. 30, 2015
Net asset value, beginning of period	$24.96

Income from investment operations:
Net investment income[b]	0.53
Net realized and unrealized gain[c]	1.29

Total from investment operations	1.82

Less distributions from:
Net investment income	(0.43)

Total distributions	(0.43)

Net asset value, end of period	$26.35

Total return	7.31%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$168,627
Ratio of expenses to average net assets[e]	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%
Ratio of net investment income to average net assets[e]	2.31%
Portfolio turnover rate[f]	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Period from Mar. 29, 2011[a] to Apr. 30, 2011
Net asset value, beginning of period	$73.80	$68.58	$57.95	$52.88	$50.35

Income from investment operations:
Net investment income[b]	2.71	2.27	2.11	2.10	0.18
Net realized and unrealized gain[c]	3.27	5.21	10.63	4.41	2.35

Total from investment operations	5.98	7.48	12.74	6.51	2.53

Less distributions from:
Net investment income	(2.60)	(2.26)	(2.11)	(1.44)	—

Total distributions	(2.60)	(2.26)	(2.11)	(1.44)	—

Net asset value, end of period	$77.18	$73.80	$68.58	$57.95	$52.88

Total return	8.21%	11.20%	22.49%	12.54%	5.03%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,858,218	$3,542,299	$3,518,312	$1,445,926	$23,798
Ratio of expenses to average net assets[e]	0.14%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	3.57%	3.29%	3.45%	3.82%	3.97%
Portfolio turnover rate[f]	63%	47%	43%	28%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$39.73	$36.07	$31.73	$37.94	$31.27

Income from investment operations:
Net investment income[a]	1.61	1.93	1.70	1.61	1.29
Net realized and unrealized gain (loss)[b]	(4.40)	3.56	4.29	(6.19)	6.71

Total from investment operations	(2.79)	5.49	5.99	(4.58)	8.00

Less distributions from:
Net investment income	(1.74)	(1.83)	(1.65)	(1.63)	(1.33)
Net realized gain	(0.11)	—	—	—	—

Total distributions	(1.85)	(1.83)	(1.65)	(1.63)	(1.33)

Net asset value, end of year	$35.09	$39.73	$36.07	$31.73	$37.94

Total return	(7.20)%	16.20%	19.76%	(11.95)%	26.64%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,612,557	$3,744,611	$2,059,371	$945,494	$523,506
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	4.42%	5.27%	5.21%	5.07%	3.91%
Portfolio turnover rate[c]	53%	55%	24%	28%	38%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year ended Apr. 30, 2015	Year ended Apr. 30, 2014	Year ended Apr. 30, 2013	Year ended Apr. 30, 2012	Year ended Apr. 30, 2011
Net asset value, beginning of year	$74.82	$65.47	$56.70	$53.65	$47.46

Income from investment operations:
Net investment income[a]	2.43	2.18	2.17	1.94	1.73
Net realized and unrealized gain[b]	3.47	9.40	8.78	3.00	6.21

Total from investment operations	5.90	11.58	10.95	4.94	7.94

Less distributions from:
Net investment income	(2.40)	(2.23)	(2.18)	(1.89)	(1.75)

Total distributions	(2.40)	(2.23)	(2.18)	(1.89)	(1.75)

Net asset value, end of year	$78.32	$74.82	$65.47	$56.70	$53.65

Total return	7.97%	18.06%	19.83%	9.56%	17.25%

Ratios/Supplemental data:
Net assets, end of year (000s)	$14,853,105	$13,567,826	$12,430,015	$10,296,527	$6,202,221
Ratio of expenses to average net assets	0.39%	0.39%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.16%	3.18%	3.72%	3.67%	3.59%
Portfolio turnover rate[c]	20%	22%	13%	16%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core Dividend Growth[a]	Diversified
Core High Dividend[b]	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified

[a]	The Fund commenced operations on June 10, 2014.
[b]	Formerly the iShares High Dividend ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of April 30, 2015, the value of each of the Funds’ investments was classified as Level 1. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of April 30, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds and any additional required collateral is delivered to the Funds on the next business day. During the term of the loan, each Fund is

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The value of any securities on loan as of April 30, 2015 and the value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of each Fund’s securities lending agreements which are subject to offset under an MSLA as of April 30, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core Dividend Growth	$156,076	$156,076	$—
International Select Dividend	9,780,499	9,780,499	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

RECENT ACCOUNTING STANDARD

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings, including securities lending. The guidance is effective for financial statements for fiscal years beginning after December 15, 2014, and interim periods within those fiscal years. Management does not expect the guidance to have a material impact on the Funds’ financial statements and disclosures.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Core Dividend Growth ETF, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund. For the period ended April 30, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $66,518.

Effective June 12, 2014, for its investment advisory services to the iShares Core High Dividend ETF, BFA is entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund. Prior to June 12, 2014, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.40% based on the average daily net assets of the Fund.

Effective July 1, 2014, for its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $12 billion
0.4750	[a]	Over $12 billion, up to and including $21 billion
0.4513	[a]	Over $21 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2014, for its investment advisory services to the iShares International Select Dividend ETF, BFA was entitled to an annual investment advisory fee of 0.50% based on the Fund’s average daily net assets.

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.4000%		First $46 billion
0.3800	[a]	Over $46 billion, up to and including $81 billion
0.3610	[a]	Over $81 billion, up to and including $141 billion
0.3430	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares Core Dividend Growth ETF, iShares Core High Dividend ETF and iShares Select Dividend ETF (the “Group 1 Funds), retain 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Group 1 Fund retained 70% of securities lending income and the Group 2 Fund retained 75% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Group 1 Fund retained for the remainder of the calendar year 2014, 75% of securities lending income and the Group 2 Fund retained 80% of securities lending income, and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended April 30, 2015, each Fund paid to BTC the following amounts in total for securities lending agent services and collateral investment fees:

iShares ETF	Fees Paid to BTC
Core Dividend Growth	$202
Core High Dividend	2,309
International Select Dividend	140,025
Select Dividend	466,972

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended April 30, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended April 30, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Core Dividend Growth
BlackRock Inc.	—	4,735	(1,884)	2,851	$1,037,593	$13,750	$41,694

International Select Dividend
Bradken Ltd.	7,713,420	3,350,926	(11,064,346)	—	$—	$982,181	$(25,809,357)
Monadelphous Group Ltd.	3,313,830	5,725,634	(643,814)	8,395,650	65,690,916	4,023,104	(5,031,446)
Neopost SA	542,880	1,434,223	(42,159)	1,934,944	93,135,085	3,488,876	23,131
NET One Systems Co. Ltd.[a]	4,901,000	1,514,800	(2,209,400)	4,206,400	30,228,996	1,385,718	1,823,477

					$189,054,997	$9,879,879	$(28,994,195)

Select Dividend
Avista Corp.	3,486,948	643,220	(743,103)	3,387,065	$110,486,060	$4,685,317	$2,017,946
Bank of Hawaii Corp.	2,509,164	399,243	(461,408)	2,446,999	147,774,270	4,663,074	3,044,045
Black Hills Corp.	2,339,549	701,081	(252,572)	2,788,058	137,423,379	3,858,442	3,099,591
Domtar Corp.[a]	—	3,819,007	(780,206)	3,038,801	131,336,979	3,747,453	3,977,593
Guess? Inc.	—	4,471,944	(138,070)	4,333,874	79,353,233	994,008	(23,806)
IDACORP Inc.	2,601,071	495,166	(495,216)	2,601,021	156,919,597	4,903,411	1,527,893
Integrys Energy Group Inc.[a]	3,936,552	729,374	(1,471,455)	3,194,471	233,515,830	11,246,260	16,499,706
Mercury General Corp.	3,763,869	16,986	—	3,780,855	207,720,174	9,309,361	—
Meredith Corp.	2,524,351	569,528	(250,748)	2,843,131	147,956,537	4,662,888	3,292,577
New Jersey Resources Corp.[a]	2,964,995	3,864,191	(4,266,969)	2,562,217	78,173,241	5,515,744	30,240,623
Tupperware Brands Corp.	2,001,897	1,645,791	(249,580)	3,398,108	227,197,501	5,769,892	2,021,939
Universal Corp.	3,026,528	—	(3,026,528)	—	—	1,858,814	(6,902,489)
UNS Energy Corp.	2,890,921	109,404	(3,000,325)	—	—	2,500,332	56,912,755

					$1,657,856,801	$63,714,996	$115,708,373

[a]	Not an affiliate at the end of the year.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended April 30, 2015 were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$47,652,658	$47,722,232
Core High Dividend	2,952,015,636	2,927,391,241
International Select Dividend	2,312,400,044	2,308,165,791
Select Dividend	2,972,437,123	2,931,868,934

In-kind transactions (see Note 4) for the year ended April 30, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$207,182,154	$45,326,625
Core High Dividend	4,321,198,932	3,214,715,119
International Select Dividend	1,549,205,154	158,689,738
Select Dividend	2,211,329,052	1,618,983,905

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the Funds as of April 30, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation[a]	$7,042	$31,401	$260,029

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the Funds during the year ended April 30, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$5,312	$2,153,458	$2,697,994

	Net Change in Unrealized Appreciation/Depreciation
	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Equity contracts:
Futures contracts	$7,042	$(55,030)	$48,101

The following table shows the average quarter-end balances of open futures contracts for the year ended April 30, 2015:

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF
Average value of contracts purchased	$202,809	$10,554,887	$19,314,039

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	MARKET AND CREDIT RISK

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares International Select Dividend ETF invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of April 30, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core Dividend Growth	$4,386,052	$—	$(4,386,052)
Core High Dividend	420,687,444	—	(420,687,444)
International Select Dividend	28,067,209	817,106	(28,884,315)
Select Dividend	649,411,967	—	(649,411,967)

The tax character of distributions paid during the years ended April 30, 2015 and April 30, 2014 was as follows:

iShares ETF	2015	2014
Core Dividend Growth
Ordinary income	$1,963,947	$	N/A

Core High Dividend
Ordinary income	$160,579,515		$105,726,018

International Select Dividend
Ordinary income	$202,564,966		$132,528,406
Long-term capital gain	13,140,094		—

	$215,705,060		$132,528,406

Select Dividend
Ordinary income	$458,102,906		$411,148,187

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of April 30, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Core Dividend Growth	$229,312	$(95,487)	$2,193,267	$(94,167)	$2,232,925
Core High Dividend	13,599,934	(16,586,215)	34,947,188	(2,702,901)	29,258,006
International Select Dividend	16,838,820	—	50,586,703	(176,542,292)	(109,116,769)
Select Dividend	12,825,760	(1,615,166,797)	2,635,976,840	—	1,033,635,803

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of April 30, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Total
Core Dividend Growth	$95,487	$—	$95,487
Core High Dividend	16,586,215	—	16,586,215
Select Dividend	—	1,615,166,797	1,615,166,797

[a]	Must be utilized prior to losses subject to expiration.

For the year ended April 30, 2015, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Core High Dividend	$17,213,160
Select Dividend	220,913,111

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$166,360,367	$5,946,600	$(3,753,333)	$2,193,267
Core High Dividend	4,823,495,716	171,709,888	(136,762,700)	34,947,188
International Select Dividend	4,554,339,337	297,967,202	(247,531,766)	50,435,436
Select Dividend	12,226,277,673	2,945,534,505	(309,557,665)	2,635,976,840

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF and iShares Select Dividend ETF (the “Funds”) at April 30, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	51

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended April 30, 2015, the iShares International Select Dividend ETF earned foreign source income of $233,527,659 and paid foreign taxes of $20,247,155 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”).

For corporate shareholders, the following percentages of the income dividends paid by the Funds during the fiscal year ended April 30, 2015 qualified for the dividends-received deduction:

iShares ETF	Dividend- Received Deduction
Core Dividend Growth	95.09%
Core High Dividend	100.00
Select Dividend	100.00

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2015:

iShares ETF	Qualified Dividend Income
Core Dividend Growth	$2,156,491
Core High Dividend	170,611,796
International Select Dividend	204,980,150
Select Dividend	515,091,509

Under Section 852(b)(3)(C) of the Code, the iShares International Select Dividend ETF designates $13,140,094 as long-term capital gain dividends for the fiscal year ended April 30, 2015.

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Core Dividend Growth	$0.425381	$—	$—	$0.425381	100%	—%	—%		100%
Core High Dividend	2.601630	—	—	2.601630	100	—	—		100
International Select Dividend	1.635138	0.107092	0.106771	1.849001	88	6	6		100
Select Dividend	2.400332	—	0.000157	2.400489	100	—	0	[a]	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The tables that follow present information about the differences between the daily market price on secondary markets for shares of a Fund and that Fund’s net asset value. Net asset value, or “NAV,” is the price per share at which each Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Each Fund’s Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for each of the Funds included in this report. The information shown for each Fund is for five calendar years (or each full calendar quarter completed after the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	53

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Core Dividend Growth ETF

Period Covered: July 1, 2014 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	189	100.00%

iShares Core High Dividend ETF

Period Covered: April 1, 2011 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.10%
Between 0.5% and –0.5%	1,004	99.90

	1,005	100.00%

iShares International Select Dividend ETF

Period Covered: January 1, 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.23%
Greater than 2.0% and Less than 2.5%	11	0.83
Greater than 1.5% and Less than 2.0%	22	1.67
Greater than 1.0% and Less than 1.5%	88	6.67
Greater than 0.5% and Less than 1.0%	353	26.75
Between 0.5% and –0.5%	734	55.64
Less than –0.5% and Greater than –1.0%	65	4.93
Less than –1.0% and Greater than –1.5%	25	1.90
Less than –1.5% and Greater than –2.0%	8	0.61
Less than –2.0% and Greater than –2.5%	7	0.53
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5%	1	0.08

	1,319	100.00%

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Select Dividend ETF

Period Covered: January 2010 through March 31, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,317	99.84
Less than –0.5%	1	0.08

	1,319	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Select Dividend ETF in respect of BFA’s financial year ending December 31, 2014 was USD 2.66 million. This figure is comprised of fixed remuneration of USD 1.07 million and variable remuneration of USD 1.58 million. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Select Dividend ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 0.37 million, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.07 million.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 316 funds (as of April 30, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (59)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and Global Head of Operational Risk Management, Morgan Stanley Group (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (59)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (53)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (50)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Edward B. Baer (46)	Vice President and Chief Legal Officer (since 2012).	Managing Director of Legal & Compliance, BlackRock, Inc. (since 2006); Director of Legal & Compliance, BlackRock, Inc. (2004-2006).

Eilleen M. Clavere (62)	Secretary (since 2007).	Director of Global Fund Administration, BlackRock, Inc. (since 2009); Director of Legal Administration of Intermediary Investor Business, BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel at Kirkpatrick & Lockhart LLP (2001-2005).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Principal of and Chief Compliance Officer, iShares Delaware Trust Sponsor LLC (since 2012) and BFA (since 2006); Chief Compliance Officer, BlackRock Asset Management International Inc. (since 2012).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Ira P. Shapiro (52)	Vice President (since 2007).	Managing Director, BlackRock, Inc. (since 2009); Head of Strategic Product Initiatives for iShares (since 2012); Chief Legal Officer, Exchange-Traded Fund Complex (2007-2012); Associate General Counsel, BGI (2004-2009).

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices, LLC, or Morningstar, Inc. nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-46-0415

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2011 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended April 30, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-eight series of the Registrant for which the fiscal year-end is April 30, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were $621,100 for the fiscal year ended April 30, 2014 and $630,190 for the fiscal year ended April 30, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2014 and April 30, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $176,473 for the fiscal year ended April 30, 2014 and $179,136 for the fiscal year ended April 30, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended April 30, 2014 and April 30, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were, $3,982,878 for the fiscal year ended April 30, 2014 and $3,165,011 for the fiscal year ended April 30, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: June 26, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 26, 2015